                                                   Registration Nos. 333-185761
                                                                      811-04867

    As filed with the Securities and Exchange Commission on April 30, 2014

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]

      Pre-effective Amendment No.    [   ]

      Post-Effective Amendment No.   [ 2 ]

                                    and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

      Amendment No.                  [ 7 ]                          [X]

                            SEPARATE ACCOUNT II OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             2727-A Allen Parkway
                             Houston, Texas 77019
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-4954
              (Depositor's Telephone Number, including Area Code)

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                              (Name of Guarantor)
                         175 Water Street, 18th Floor
                           New York, New York 10038

                                (212) 770-7000
              (Guarantor's Telephone Number, including Area Code)

                           Jennifer P. Powell, Esq.
                           Assistant General Counsel
                    American General Life Insurance Company
                           2919 Allen Parkway, L4-01
                           Houston, Texas 77019-2111
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective

       [ ]   immediately upon filing pursuant to paragraph (b)

       [X]   on April 30, 2014 pursuant to paragraph (b)

       [ ]   60 days after filing pursuant to paragraph (a)(1)

       [ ]   on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

       [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXECUTIVE ADVANTAGE(R)

GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES (the "Policies") issued by AMERICAN GENERAL LIFE INSURANCE COMPANY through its Separate Account II

                           THIS PROSPECTUS IS DATED
                                  MAY 1, 2014

American General Life Insurance Company ("AGL") is offering life insurance coverage under the Executive Advantage(R) group flexible premium variable universal life policy (the "Policy"). The Policy provides insurance protection for individuals within groups under corporate owned or sponsored arrangements. Corporate owned arrangements are those where an employer (or trust established by an employer) purchases life insurance coverage on their employees. The employer or trust is the BENEFICIARY. Sponsored arrangements are those instances where an employer, a financial institution or association allows us to sell insurance policies to its employees, depositors or members. The description of the Policy in this prospectus is fully applicable to your certificate and the word "Policy" includes any such certificate.

For information on how to contact AGL, please see page 5.

The Index of Special Words and Phrases on page 54 will define many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in BOLD the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy. Please read this prospectus carefully and keep it for future reference.

The GUARANTEED ACCOUNT is part of our general account. You can use AGL's Separate Account II ("SEPARATE ACCOUNT") to invest in the Executive Advantage variable investment options. Currently, the Executive Advantage variable investment options each purchase shares of a corresponding Fund of:

..   AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco
    V.I.")

..   AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein
    VPS")

..   American Century(R) Variable Portfolios, Inc. ("American Century(R) VP")

..   BlackRock Variable Series Funds, Inc. ("BlackRock")
..   Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")

..   Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton
    VIP")

..   Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT")

..   JPMorgan Insurance Trust ("JPMorgan IT")

..   Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")

..   PIMCO Variable Insurance Trust ("PIMCO")

..   The Universal Institutional Funds, Inc. ("UIF")

..   VALIC Company I ("VALIC Co. I")

..   Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 19 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should also read the prospectuses of the Funds underlying variable investment options that may interest you. You can request free copies from your AGL representative or from our ADMINISTRATIVE CENTER shown on page 5 of this prospectus.

BUYING THIS POLICY MIGHT NOT BE A GOOD WAY OF REPLACING YOUR EXISTING INSURANCE OR ADDING MORE INSURANCE IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY. YOU MAY WISH TO CONSULT WITH YOUR INSURANCE REPRESENTATIVE OR FINANCIAL ADVISER.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE UNIVERSAL LIFE INSURANCE POLICY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, OR ON SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

                               TABLE OF CONTENTS

    THE MERGER..........................................................  6
    POLICY BENEFITS/RISKS SUMMARY.......................................  6
    POLICY BENEFITS.....................................................  6
       DEATH BENEFIT....................................................  6
           DEATH BENEFIT PROCEEDS.......................................  6
           DEATH BENEFIT OPTIONS........................................  6
       FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS.  7
           FULL SURRENDERS..............................................  7
           PARTIAL SURRENDERS...........................................  7
           TRANSFERS....................................................  7
           LOANS........................................................  7
       PREMIUMS.........................................................  7
           FLEXIBILITY OF PREMIUMS......................................  7
           FREE LOOK....................................................  8
       THE POLICY.......................................................  8
           OWNERSHIP RIGHTS.............................................  8
           SEPARATE ACCOUNT.............................................  8
           GUARANTEED ACCOUNT...........................................  8
           ACCOUNT VALUE................................................  8
           PAYMENT OPTIONS..............................................  8
           TAX BENEFITS.................................................  8
       SUPPLEMENTAL BENEFITS AND RIDERS.................................  9
    POLICY RISKS........................................................  9
       INVESTMENT RISK..................................................  9
       RISK OF LAPSE....................................................  9
       TAX RISKS........................................................  9
       PARTIAL SURRENDER AND FULL SURRENDER RISKS....................... 10
       POLICY LOAN RISKS................................................ 10
    PORTFOLIO RISKS..................................................... 10
    TABLES OF CHARGES................................................... 11
    GENERAL INFORMATION................................................. 16
       AMERICAN GENERAL LIFE INSURANCE COMPANY.......................... 16
       THE SEPARATE ACCOUNT............................................. 16
       GUARANTEE OF INSURANCE OBLIGATIONS............................... 17
       ADDITIONAL INFORMATION........................................... 17
       COMMUNICATION WITH AGL........................................... 17
           ADMINISTRATIVE CENTER........................................ 18
           GENERAL...................................................... 18
       APPLYING FOR A POLICY............................................ 18
           OUR AGE REQUIREMENT FOR THE INSURED.......................... 18
           THE MINIMUM FACE AMOUNT...................................... 18
           WE REQUIRE A MINIMUM INITIAL PREMIUM......................... 18
           WHEN YOUR COVERAGE WILL BE EFFECTIVE......................... 18
           GENERAL...................................................... 18
       VARIABLE INVESTMENT OPTIONS...................................... 19
       GUARANTEED INVESTMENT OPTION..................................... 21
       GUARANTEED ACCOUNT VALUE......................................... 22
       VOTING PRIVILEGES................................................ 22

   ILLUSTRATIONS........................................................... 23
POLICY FEATURES............................................................ 23
   DEATH BENEFITS.......................................................... 23
       YOUR FACE AMOUNT OF INSURANCE....................................... 23
       YOUR DEATH BENEFIT.................................................. 24
       LIFE INSURANCE PROCEEDS............................................. 24
       PAYMENT OF LIFE INSURANCE PROCEEDS.................................. 24
       AMOUNT OF LIFE INSURANCE PROCEEDS................................... 24
   TAX QUALIFICATION OPTIONS............................................... 25
   CHANGES IN DEATH BENEFIT OPTIONS........................................ 25
       HOW TO REQUEST A CHANGE............................................. 25
       TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE................... 26
   PREMIUM PAYMENTS........................................................ 26
       RESTRICTIONS ON PREMIUM............................................. 26
       MINIMUM INITIAL PREMIUM............................................. 26
       PLANNED PERIODIC PREMIUM............................................ 26
       ADDITIONAL PREMIUM.................................................. 26
       EFFECT OF PREMIUM PAYMENTS.......................................... 26
       GRACE PERIOD........................................................ 27
       PREMIUM ALLOCATIONS................................................. 27
       ALLOCATION RULES.................................................... 27
       CREDITING PREMIUM................................................... 27
       FUTURE PREMIUM PAYMENTS............................................. 28
   PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER................. 28
   DETERMINING THE ACCOUNT VALUE........................................... 28
   ACCOUNT VALUE IN THE SUBACCOUNTS........................................ 29
       ACCUMULATION UNIT VALUES............................................ 29
       NET INVESTMENT FACTOR............................................... 29
       GUARANTEED ACCOUNT VALUE............................................ 29
       NET ACCOUNT VALUE................................................... 30
       CASH SURRENDER VALUE................................................ 30
       NET CASH SURRENDER VALUE............................................ 30
   TRANSFERS............................................................... 30
       MINIMUM AMOUNT OF TRANSFER.......................................... 30
       FORM OF TRANSFER REQUEST............................................ 30
       TRANSFERS FROM THE GUARANTEED ACCOUNT............................... 30
       DATE WE PROCESS YOUR TRANSFER REQUEST............................... 31
       NUMBER OF PERMITTED TRANSFERS/TRANSFER CHARGE....................... 31
   DOLLAR COST AVERAGING................................................... 31
       PROCESSING YOUR AUTOMATIC DOLLAR COST AVERAGING TRANSFERS........... 31
   MARKET TIMING........................................................... 32
   RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS. 33
   CHANGING THE FACE AMOUNT OF INSURANCE................................... 33
       CHANGES IN FACE AMOUNT.............................................. 33
       INCREASES IN FACE AMOUNT............................................ 33
       DECREASES IN FACE AMOUNT............................................ 34
       CONSEQUENCES OF A CHANGE IN FACE AMOUNT............................. 34
   EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS....................... 34
       VALUATION DATES, TIMES, AND PERIODS................................. 34
       FUND PRICING........................................................ 34

        DATE OF RECEIPT.................................................... 34
        COMMENCEMENT OF INSURANCE COVERAGE................................. 34
        ISSUE DATE; POLICY MONTHS AND YEARS................................ 34
        MONTHLY DEDUCTION DAYS............................................. 35
        COMMENCEMENT OF INVESTMENT PERFORMANCE............................. 35
        EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT YOU
          MAKE............................................................. 35
    REPORTS TO POLICY OWNERS............................................... 35
 POLICY TRANSACTIONS....................................................... 36
    WITHDRAWING POLICY INVESTMENTS......................................... 36
        FULL SURRENDER..................................................... 36
        PARTIAL SURRENDER.................................................. 36
        LOANS.............................................................. 37
        MAXIMUM LOAN AMOUNT................................................ 37
        INTEREST........................................................... 37
        LOAN ACCOUNT....................................................... 37
        EFFECT OF A LOAN................................................... 37
        OUTSTANDING LOAN................................................... 37
        LOAN REPAYMENT..................................................... 38
    MATURITY OF YOUR POLICY................................................ 38
    TAX CONSIDERATIONS..................................................... 38
 POLICY PAYMENTS........................................................... 38
    PAYMENT OPTIONS........................................................ 38
        CHANGE OF PAYMENT OPTION........................................... 38
        TAX IMPACT......................................................... 38
    THE BENEFICIARY........................................................ 38
    ASSIGNMENT OF A POLICY................................................. 38
    PAYMENT OF PROCEEDS.................................................... 39
        GENERAL............................................................ 39
        DELAY OF GUARANTEED ACCOUNT OPTION PROCEEDS........................ 39
        DELAY FOR CHECK CLEARANCE.......................................... 39
        DELAY OF SEPARATE ACCOUNT PROCEEDS................................. 39
        DELAY TO CHALLENGE COVERAGE........................................ 39
        DELAY REQUIRED UNDER APPLICABLE LAW................................ 40
 ADDITIONAL RIGHTS THAT WE HAVE............................................ 40
 VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS............ 40
        UNDERWRITING AND PREMIUM CLASSES................................... 40
        POLICIES PURCHASED THROUGH INTERNAL ROLLOVERS...................... 40
        STATE LAW REQUIREMENTS............................................. 41
        EXPENSES OR RISKS.................................................. 41
        UNDERLYING INVESTMENTS............................................. 41
 CHARGES UNDER THE POLICY.................................................. 41
    DEDUCTIONS FROM PREMIUM................................................ 41
        MONTHLY DEDUCTION FROM ACCOUNT VALUE............................... 41
        ADMINISTRATIVE CHARGE.............................................. 42
        COST OF INSURANCE CHARGE........................................... 42
    DEDUCTIONS AND MONEY MARKET SUBACCOUNT................................. 42
    NET AMOUNT AT RISK..................................................... 42
        RATE CLASSES FOR INSUREDS.......................................... 42
    LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS.... 43
    DEDUCTION FROM SEPARATE ACCOUNT ASSETS................................. 44

   DEDUCTIONS UPON POLICY TRANSACTIONS...................................... 44
       TRANSFER CHARGE...................................................... 44
       SURRENDER CHARGE..................................................... 44
       SURRENDER CHARGE CALCULATION......................................... 44
       SURRENDER CHARGE BASED ON AN INCREASE OR DECREASE IN FACE AMOUNT..... 45
       PARTIAL SURRENDER CHARGE............................................. 45
       PARTIAL SURRENDER CHARGE DUE TO DECREASE IN FACE AMOUNT.............. 45
       PARTIAL SURRENDER PROCESSING FEE..................................... 45
       DISCOUNT PURCHASE PROGRAMS........................................... 45
OTHER POLICY PROVISIONS..................................................... 46
   RIGHT TO EXCHANGE........................................................ 46
   MORE ABOUT POLICY CHARGES................................................ 46
       PURPOSE OF OUR CHARGES............................................... 46
       GENERAL.............................................................. 47
   ACCOUNT VALUE............................................................ 47
       YOUR ACCOUNT VALUE................................................... 47
       YOUR INVESTMENT OPTIONS.............................................. 47
       THE GUARANTEED ACCOUNT............................................... 47
POLICY LAPSE AND REINSTATEMENT.............................................. 48
   REINSTATEMENT............................................................ 48
FEDERAL INCOME TAX CONSIDERATIONS........................................... 48
   TAX STATUS OF THE POLICY................................................. 48
   AGL...................................................................... 49
   DIVERSIFICATION AND INVESTOR CONTROL..................................... 49
   TAX TREATMENT OF THE POLICY.............................................. 49
   TAX TREATMENT OF POLICY BENEFITS IN GENERAL.............................. 50
   PRE-DEATH DISTRIBUTION................................................... 50
   POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS.................. 50
   MODIFIED ENDOWMENT CONTRACTS............................................. 50
   INTEREST ON LOANS........................................................ 51
   POLICY EXCHANGES AND MODIFICATIONS....................................... 51
   WITHHOLDING.............................................................. 51
   CONTRACTS ISSUED IN CONNECTION WITH TAX QUALIFIED PENSION PLANS.......... 52
   POSSIBLE CHARGE FOR AGL'S TAXES.......................................... 52
LEGAL PROCEEDINGS........................................................... 52
FINANCIAL STATEMENTS........................................................ 53
REGISTRATION STATEMENTS..................................................... 53
INDEX OF SPECIAL WORDS AND PHRASES.......................................... 54
APPENDIX A.................................................................. 56

CONTACT INFORMATION: HERE IS HOW YOU CAN CONTACT US ABOUT THE AGL EXECUTIVE ADVANTAGE POLICIES:

   ADMINISTRATIVE CENTER:                            HOME OFFICE:
   ----------------------                   --------------------------------
   American General Life Insurance Company  American General Life Insurance
   2929 Allen Parkway, A35-50               Company
   Houston, Texas 77019                     2727-A Allen Parkway
   1-888-222-4943                           Houston, Texas 77019
                                            1-713-831-3443

                                  THE MERGER

   Effective December 31, 2012, American General Life Insurance Company of Delaware ("AGLD"), an affiliate of AGL, merged with and into AGL ("Merger"). Before the Merger, the Policies were issued by AGLD. Upon the Merger, all Policy obligations that had been those of AGLD became obligations of AGL. In this prospectus, the word "we" refers to AGL.

   The Merger did not affect the terms of, or the rights and obligations under your Policy, other than to reflect the change to the company that provides your Policy benefits from AGLD to AGL. You will receive a Policy endorsement from AGL that reflects the change from AGLD to AGL. The Merger also did not result in any adverse tax consequences for any Policy Owners.

   Until we update all the forms to reflect the AGLD merger into AGL, we may provide you with forms, statements or reports that still reflect AGLD as the issuer. You may also contact AGL. You can contact AGL at its Administrative Center, 2929 Allen Parkway, A35-50, Houston, Texas 77019 or call us at 1-888-222-4943.

                         POLICY BENEFITS/RISKS SUMMARY

   Any Policies issued January 1, 2009 and thereafter comply with the 2001 Commissioners' Standard Ordinary mortality and morbidity tables ("2001 CSO tables"). Please see "Tax Treatment of the Policy" on page 49.

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                POLICY BENEFITS

   You may allocate your ACCOUNT VALUE among the 35 variable investment options available under the Policy, each of which invests in an underlying fund (each available portfolio is referred to in this prospectus as a "Fund" and collectively, the "Funds"), and the Guaranteed Account, which credits a specified rate of interest. Your Account Value will vary based on the investment performance of the variable investment options you choose and interest credited in the Guaranteed Account.

DEATH BENEFIT

..   Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and any accrued loan interest) to the Beneficiary when the INSURED person dies. In your application to buy an Executive Advantage Policy, you tell us how much life insurance coverage you want. We call this the "FACE AMOUNT" of insurance.

..   Death Benefit Options: You must choose one of the two death benefit options when you apply for your Policy:

      .   Level Death Benefit Option or

      .   Increasing Death Benefit Option

   For the Level Death Benefit Option, the death benefit will be the greater of:

      .   Face Amount; or

      . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

   You should consider this death benefit option if you want to minimize your cost of insurance.

   For the Increasing Death Benefit Option, the death benefit will be the greater of:

      .   Face Amount plus the Account Value; or

      . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

   You should consider this death benefit option if you want your death benefit to increase with your Account Value.

   Federal tax law may require us to increase the death benefit under any of the above death benefit options. See "Tax Qualification Options" on page 25.

FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

..   FULL SURRENDERS: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the Account Value, less any Policy loans and any accrued loan interest, and less any surrender charge that then applies. We call this amount your NET CASH SURRENDER VALUE. A surrender charge may apply. See "Surrender Charge" on page 44. You cannot reinstate a surrendered Policy. A full surrender may have adverse tax consequences.

..   PARTIAL SURRENDERS: We will not allow a partial surrender during the first
    Policy year or during the first 12 months following an increase in Face Amount. You may make two partial surrenders per year. A partial surrender must be at least $500 but may not exceed 90% of your Policy's Net Cash Surrender Value. We may deduct the applicable surrender charge on a partial surrender. Currently, we do not assess a processing charge for partial surrenders. A partial surrender may have adverse tax consequences.

..   TRANSFERS: Within certain limits, you may make transfers among the variable investment options and the Guaranteed Account. You may make up to twelve transfers of Account Value among the variable investment options in each Policy year without charge. We currently assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Guaranteed Account.

..   LOANS: You may take a loan from your Policy at any time after the first
    Policy year. The maximum loan amount you may take is 90% of your Policy's Net Cash Surrender Value. We charge you interest daily on any OUTSTANDING LOAN at a declared annual rate not in excess of 8%. The maximum net cost (the difference between the rate of interest charged on loans and the amount we credit on the equivalent amount held in the LOAN ACCOUNT) of a loan is 2% per year. You may increase your risk of lapse if you take a loan. Loans may have adverse tax consequences.

PREMIUMS

..   FLEXIBILITY OF PREMIUMS: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy's maturity) and in any amount less than the maximum amount allowed under tax laws (but not less than $50). You can select a premium payment plan to pay planned periodic premiums annually. You are not required to pay premiums according to the plan.

   Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

..   FREE LOOK: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund of the premiums paid.

          The free look period generally expires the later of:

      .   10 days after you receive the Policy, or

      .   45 days after you sign Part I of the application.

THE POLICY

..   OWNERSHIP RIGHTS: While the Insured person is living, you, as the OWNER of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy.

..   SEPARATE ACCOUNT: You may direct the money in your Policy to any of the available variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline.

..   GUARANTEED ACCOUNT: You may place amounts in the Guaranteed Account where it earns interest at the rate of 4% annually. We may declare higher rates of interest, but are not obligated to do so.

..   ACCOUNT VALUE: Account Value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Guaranteed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

..   PAYMENT OPTIONS: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these payment options is available on request from our Administrative Center. See "Payment Options" on page 38.

..   TAX BENEFITS: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Policy is excludable from the gross income of the Beneficiary until there is a distribution. In addition, this means that under a qualifying life insurance Policy, cash value accumulates on a tax deferred basis and transfers of cash value among the available investment options under the Policy may be made tax free. Under a qualifying life insurance Policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

SUPPLEMENTAL BENEFITS AND RIDERS

   We offer no supplemental benefits or riders with this Policy.

                                 POLICY RISKS

INVESTMENT RISK

   The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any CASH SURRENDER VALUE. Any applicable surrender charge may be large enough in the Policy's early years so that if you fully surrender your Policy you may receive no Cash Surrender Value. If you take multiple partial surrenders, your Account Value may not cover required charges and your Policy would lapse.

   If you invest your Account Value in one or more variable investment options, then you will be subject to the risk that the investment performance of the variable investment options will be unfavorable. You will also be subject to the risk that the Account Value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM ACCOUNT VALUE.

   If you allocate NET PREMIUMS to the Guaranteed Account, then we credit your Account Value (in the Guaranteed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF LAPSE

   If your Net Cash Surrender Value is not enough to pay the charges deducted against Account Value each month, your Policy may enter a 61-day GRACE PERIOD. We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the Cash Surrender Value.

   If we do not receive a sufficient premium before the end of the Grace Period, the Policy will terminate without value. We will send you a written notice within 30 days of the beginning of any Grace Period. The notice will state that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. If the Insured dies during the Grace Period, we will still pay the LIFE INSURANCE PROCEEDS to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

TAX RISKS

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   You should consult a qualified tax adviser for assistance in all Policy-related tax matters. See "Federal Income Tax Considerations" on page 48.

PARTIAL SURRENDER AND FULL SURRENDER RISKS

   The surrender charge under the Policy applies for the first 14 Policy years (and for a maximum of the first 14 Policy years after any increase in the Policy's Face Amount) in the event you surrender the Policy or decrease the Face Amount. The surrender charge may be considerable. Any Outstanding Loan balance reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no Net Cash Surrender Value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Account Value in the near future. We designed the Policy to help meet long-term financial goals.

A partial surrender or full surrender may have adverse tax consequences.

POLICY LOAN RISKS

   A Policy loan, whether or not repaid, will affect Account Value over time because we subtract the amount of the loan from the variable investment options and/or Guaranteed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Guaranteed Account.

   We reduce the amount we pay on the Insured person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the Net Cash Surrender Value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not previously been taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown on page 5 of this prospectus.

   There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

   The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy Owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

   AGL may also make available to Policy Owners other universal life insurance policies with different features and different charges. Please ask your AGL representative about our other policies.

   The following tables describe the transaction fees and expenses that are payable, at the time that you (1) buy a Policy, (2) surrender a Policy during the first 14 Policy years and the first 14 Policy years following an increase in the Policy's Face Amount, (3) change a Policy's Face Amount, or (4) transfer Account Value between investment options.

                               TRANSACTION FEES
------------------------------------------------------------------------------
                                                   MAXIMUM
                                                  GUARANTEED
CHARGE                  WHEN CHARGE IS DEDUCTED     CHARGE      CURRENT CHARGE
------                  ----------------------- --------------- ---------------
STATUTORY PREMIUM TAX   Upon receipt of each    3.5%/1/ of      3.5%/1/ of
CHARGE                  premium payment         each premium    each premium
                                                payment         payment

DAC TAX CHARGE          Upon receipt of each    1.0%            0%
                        premium payment

PREMIUM EXPENSE CHARGE  Upon receipt of each    9.0% of the     9.0% of the
                        premium payment         amount of each  amount of each
                                                premium payment premium payment

--------
/1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.5%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

                             TRANSACTION FEES
------------------------------------------------------------------------
                                                    MAXIMUM
                              WHEN CHARGE IS       GUARANTEED
CHARGE                           DEDUCTED            CHARGE     CURRENT CHARGE
------                     ---------------------  ------------  --------------
SURRENDER CHARGE

    Maximum Charge/1/      Upon a partial         $48 per       $0 per $1,000
                           surrender or a full    $1,000 of     of Face Amount
                           surrender of your      Face Amount
                           Policy/2/

    Minimum Charge/3/      Upon a partial         $13 per       $0 per $1,000
                           surrender or a full    $1,000 of     of Face Amount
                           surrender of your      Face Amount
                           Policy/2/

    Example Charge -       Upon a partial         $26 per       $0 per $1,000
    for the first          surrender or a full    $1,000 of     of Face Amount
    Policy year - for      surrender of your      Face Amount
    a 45 year old          Policy/2/
    male, nonsmoker
    with a Face
    Amount of $100,000

--------
/1/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the Insured person's first Policy year. The Maximum Charge is for a male, smoker, age 55 at the Policy's ISSUE DATE, with a Face Amount of $100,000.
/2/ The Policies have a Surrender Charge that applies for a maximum of the first 14 Policy years and for a maximum of the first 14 Policy years following an increase in the Policy's Face Amount. The Surrender Charge attributable to an increase in the Policy's Face Amount applies only to the increase in Face Amount. The Surrender Charge will vary based on the Insured person's sex, age, risk class, Policy year and Face Amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Page 3B of your Policy will indicate the guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.
/3/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs during the Insured person's first Policy year. The Minimum Charge is for a female, nonsmoker, age 18 at the Policy's Issue Date, with a Face Amount of $100,000.

                               TRANSACTION FEES
-----------------------------------------------------------------------------
                                                   MAXIMUM
                                                  GUARANTEED
CHARGE                  WHEN CHARGE IS DEDUCTED     CHARGE      CURRENT CHARGE
------                  ----------------------- --------------  --------------
PARTIAL SURRENDER       Upon a partial          The lesser of   $0
PROCESSING FEE          surrender of your       $25 or 2.0% of
                        Policy                  the amount of
                                                the partial
                                                surrender

TRANSFER FEE            Upon a transfer of      $25 for each    $25 for each
                        Account Value           transfer/1/     transfer/1/

POLICY OWNER ADDITIONAL Upon each request for   $25             $0
ILLUSTRATION CHARGE     a Policy illustration
                        after the first in a
                        Policy year

FLAT MONTHLY CHARGE     Monthly, at the         $10             $7
                        beginning of each
                        Policy Month

FIRST YEAR              Monthly, at the         $25             $0
ADMINISTRATIVE CHARGE   beginning of each
                        Policy month during
                        the first Policy year

FACE AMOUNT INCREASE    Monthly, at the         $25             $0
CHARGE                  beginning of each
                        Policy month for the
                        12 months immediately
                        following the
                        effective date of the
                        increase

--------
/1/  The first 12 transfers in a Policy year are free of charge.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                              PERIODIC CHARGES
                    (OTHER THAN FUND FEES AND EXPENSES)
 ---------------------------------------------------------------------------
                                                    MAXIMUM
                             WHEN CHARGE IS        GUARANTEED
 CHARGE                         DEDUCTED             CHARGE       CURRENT CHARGE
 ------                   --------------------   --------------   --------------
 COST OF INSURANCE
 CHARGE/1/

    Maximum Charge/2/     Monthly, at the        $83.33 per       $20.72 per
                          beginning of each      $1,000 of Net    $1,000 of Net
                          Policy month           Amount at        Amount at Risk
                                                 Risk/3/

    Minimum Charge/4/     Monthly, at the        $0.08 per        $0.02 per
                          beginning of each      $1,000 of Net    $1,000 of Net
                          Policy month           Amount at Risk   Amount at Risk

    Example Charge        Monthly, at the        $0.29 per        $0.05 per
    for the first         beginning of each      $1,000 of Net    $1,000 of Net
    Policy year - for     Policy month           Amount at Risk   Amount at Risk
    a 45 year old
    male, nonsmoker,
    medically
    underwritten with
    a Face Amount of
    $100,000

 MORTALITY AND
 EXPENSE RISK CHARGE

    Policy years          Daily                  annual           annual
    1-4/5/                                       effective rate   effective rate
                                                 of 1.0% of       of 0.65% of
                                                 Account Value    Account Value
                                                 invested in      invested in
                                                 the variable     the variable
                                                 investment       investment
                                                 options          options

 POLICY LOAN INTEREST     Annually (on your      8.0% of the      8.0% of the
 CHARGE                   Policy anniversary)    Outstanding      Outstanding
                                                 Loan balance     Loan balance

--------
/1/ The Cost of Insurance Charge will vary based on the Insured Person's sex, age, risk class, Policy year and Face Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 3C of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 23 of this prospectus.
/2/ The Maximum Charge for both of the maximum guaranteed charge and the current charge occurs during the 12 months following the policy year in which the insured person attains age 99. The policy anniversary on which the insured person attains 100 is the Policy's maximum maturity date. The Maximum Charge is for a guaranteed issue male, smoker, age 70 at the Policy's Issue Date, with a Face Amount of $100,000.
/3/ The Net Amount at Risk is the difference between the current death benefit under your Policy divided by 1.0032737 and your Account Value under the Policy.
/4/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a medically underwritten female, nonsmoker, age 18 at the Policy's Issue Date, with a Face Amount of $100,000.
/5/ After the 4/th/ Policy year, the maximum Mortality and Expense Charge will be as follows:

       Policy years 5-20 annual effective rate of 1.00% (guaranteed) and 0.20% (current)
       Policy years 21+ annual effective rate of 1.00% (guaranteed) and 0.15% (current)

   The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2013. Current and future expenses for the Funds may be higher or lower than those shown.

                         ANNUAL FUND FEES AND EXPENSES
               (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)
   -------------------------------------------------------------------------
   CHARGE                                                     MAXIMUM MINIMUM
   ------                                                     ------- -------
   TOTAL ANNUAL FUND OPERATING EXPENSES FOR ALL OF THE FUNDS
     (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS
     INCLUDE MANAGEMENT FEES, DISTRIBUTION (12B-1) FEES, AND
     OTHER EXPENSES)/1/                                        1.65%   0.10%

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

1 Currently 4 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2015. The impact of contractual reimbursements or fee waivers is as follows:

    CHARGE                                                  MAXIMUM MINIMUM
    ------                                                  ------- -------
    Total Annual Fund Operating Expenses for all of the
      Funds After Contractual Reimbursement or Fee Waiver    1.60%   0.10%

                              GENERAL INFORMATION

AMERICAN GENERAL LIFE INSURANCE COMPANY

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

   The commitments under the Policies are AGL's and AIG has no legal obligation to back those commitments.

   AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

   AGL is regulated for the benefit of Policy Owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Policy Owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.

   We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to the company by one or more independent rating organizations such as A.M. Best Company, Moody's, and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and our ability to meet our contractual obligations to Policy Owners and should not be considered as bearing on the investment performance of assets held in the Separate Account.

   The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

THE SEPARATE ACCOUNT

   We established the Separate Account as a separate investment account on June 5, 1986. Before December 31, 2012, Separate Account II ("Separate Account") was a separate account of AGLD, named Variable Account II and originally established under Delaware law on June 5, 1986. On December 31, 2012, and in conjunction with the merger of AGL and AGLD, the Separate Account was transferred to and became a separate account of AGL under Texas law. It may be used to support the policy and other variable life insurance policies, and used for other permitted purposes. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the federal securities laws.

   We own the assets in the Separate Account. The Separate Account is divided into subaccounts. The Separate Account may include other subaccounts which are not available under the Policy.

   The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies, and AGL is obligated to pay all amounts due the Policy Owners under the Policies.

GUARANTEE OF INSURANCE OBLIGATIONS

   Insurance policy obligations under all policies issued by AGLD prior to December 29, 2006 at 4:00 p.m. Eastern time are guaranteed (the "Guarantee") by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an affiliate of AGL.

   As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the Guarantee was terminated for prospectively issued policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover Policies with an Issue Date earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full. Insurance obligations include, without limitation, Account Value invested in any available fixed investment option, death benefits, and income options. The Guarantee does not guarantee variable Account Value or the investment performance of the variable investment options available under the policies. The Guarantee provides that individual policy owners can enforce the Guarantee directly.

   Guarantees for policies issued prior to the Merger will continue after the Merger. As a result, the Merger of AGLD into AGL will not impact the insurance obligations under the Guarantee.

   National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 175 Water Street, 18/th/ Floor, New York, New York 10038. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union, an affiliate of AGL, is an indirect wholly owned subsidiary of American International Group, Inc.

ADDITIONAL INFORMATION

   We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page of this prospectus describes how you can obtain a copy of the SAI.

COMMUNICATION WITH AGL

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the Owner named in the Policy. Where a Policy has more than one Owner, each Owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy Owners. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. See AGL's addresses under "Contact Information" on page 5 of this prospectus.

   General. It is your responsibility to carefully review all documents you receive from us and immediately notify the Administrative Center of any potential inaccuracies. We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Policy, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. If you fail to notify the Administrative Center of any potential mistakes or inaccuracies within 30 days of receiving any document, we will deem you to have ratified the transaction.

APPLYING FOR A POLICY

   To purchase a Policy, you must complete an application and submit it to us. You must specify certain information in the application, including the Face Amount and the death benefit option. We may also require information to determine if the Insured is an acceptable risk to us. We may require a medical examination of the Insured and ask for additional information.

   OUR AGE REQUIREMENT FOR THE INSURED. You may apply for a Policy to cover a person who is at least 18 but no more than 70 years of age.

   THE MINIMUM FACE AMOUNT. The Face Amount must be at least $50,000, for each Insured.

   WE REQUIRE A MINIMUM INITIAL PREMIUM. We require that you pay a minimum initial premium before we will issue the Policy. You may pay the minimum initial premium when you submit the application or at a later date.

   We will not issue a Policy until we have accepted the application. We reserve the right to reject an application for any reason or "rate" an Insured as a substandard risk.

   WHEN YOUR COVERAGE WILL BE EFFECTIVE. Your Policy will become effective after:

   .   We accept your application;

   .   We receive an initial premium payment in an amount we determine; and

   .   We have completed our review of your application to our satisfaction.

   GENERAL. You should mail checks (or use express delivery, if you wish) for premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the Administrative Center shown under "Contact Information" on page 5 of this prospectus.

   You must make the following requests in writing:

      .   transfer of Account Value;

      .   loan;

      .   full surrender;

      .   partial surrender;

      .   change of Beneficiary or contingent Beneficiary;

      .   change of allocation percentages for premium payments;

      .   change of allocation percentages for Policy deductions;

      .   loan repayments or loan interest payments;

      .   change of death benefit option or manner of death benefit payment;

      .   change in Face Amount;

      . addition or cancellation of, or other action with respect to, election of a payment option for Policy proceeds; and

      .   tax withholding elections.

   You should mail these requests (or use express delivery, if you wish) to the Administrative Center address shown under "Contact Information" on page 5 of this prospectus. You should also communicate notice of the Insured person's death, and related documentation, to our Administrative Center address.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of Owner or Beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center or from your AGL representative. Each communication must include your name, Policy number and, if you are not the Insured person, that person's name. We cannot process any requested action that does not include all required information.

VARIABLE INVESTMENT OPTIONS

   We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. Currently, you may invest premium payments in variable investment options investing in the Funds listed in the following table. One or more of the Funds may sell its shares to other funds. The name of each Fund describes its type (for example, money market fund, growth fund, equity fund, etc.) except for the Funds with footnotes next to their names. For these Funds, whose name does not describe its type, we provide the information immediately following the table. The text of the footnotes follows the table. Fund sub-advisers are shown in parentheses.

                                         INVESTMENT ADVISER (SUB-ADVISER, IF
 VARIABLE INVESTMENT OPTIONS                         APPLICABLE)
 ---------------------------            -------------------------------------
 AllianceBernstein VPS Growth and       AllianceBernstein L.P.
 Income Portfolio - Class A

 AllianceBernstein VPS Growth           AllianceBernstein L.P.
 Portfolio - Class A

 AllianceBernstein VPS Large Cap        AllianceBernstein L.P.
 Growth Portfolio - Class A

 American Century(R) VP                 American Century Investment
 Income & Growth Fund - Class I         Management, Inc.

 American Century(R) VP International   American Century Investment
 Fund - Class I                         Management, Inc.

 BlackRock Basic Value V.I. Fund -      BlackRock Advisors, LLC (BlackRock
 Class I Shares/1/                      Investment Management, LLC)

 BlackRock Capital Appreciation         BlackRock Advisors, LLC (BlackRock
 V.I. Fund - Class I Shares             Investment Management, LLC)

 BlackRock U.S. Government Bond         BlackRock Advisors, LLC (BlackRock
 V.I. Fund - Class I Shares/2/          Financial Management, Inc.)

 BlackRock Value Opportunities          BlackRock Advisors, LLC (BlackRock
 V.I. Fund - Class I Shares/3/          Investment Management, LLC)

 Fidelity(R) VIP Balanced Portfolio -   Fidelity Management & Research
 Initial Class                          Company (FMR)
                                        (FMR Co., Inc.)
                                        (Fidelity Investments Money
                                        Management, Inc.)

                                         INVESTMENT ADVISER (SUB-ADVISER, IF
 VARIABLE INVESTMENT OPTIONS                         APPLICABLE)
 ---------------------------            --------------------------------------
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Contrafund(R)          Fidelity Management & Research
 Portfolio - Initial Class/4/           Company (FMR)
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Index 500 Portfolio -  Fidelity Management & Research
 Initial Class                          Company (FMR)
                                        (FMR Co., Inc.)
                                        (Geode Capital Management, LLC)

 Fidelity(R) VIP Money Market           Fidelity Management & Research
 Portfolio - Initial Class              Company (FMR)
                                        (Fidelity Investments Money
                                        Management, Inc.)
                                        (Other affiliates of FMR)

 Franklin Templeton Templeton           Templeton Asset Management Ltd.
 Developing Markets VIP Fund -
 Class 2/5/

 Franklin Templeton Templeton Foreign   Templeton Investment Counsel, LLC
 VIP Fund - Class 2/6/

 Franklin Templeton Templeton Growth    Templeton Global Advisors Limited
 VIP Fund - Class 2                     (Templeton Asset Management Ltd.)

 Goldman Sachs VIT Strategic            Goldman Sachs Asset Management
 International Equity Fund -            International
 Institutional Shares/7/

 Goldman Sachs VIT U.S. Equity          Goldman Sachs Asset Management, L.P.
 Insights Fund - Institutional
 Shares/8/

 Invesco V.I. American Value Fund -     Invesco Advisers, Inc.
 Series I Shares/9/

 Invesco V.I. High Yield Fund - Series  Invesco Advisers, Inc.
 I Shares

 JPMorgan IT Small Cap Core Portfolio   J.P. Morgan Investment Management Inc.
 - Class 1 Shares

 Neuberger Berman AMT Large Cap Value   Neuberger Berman Management LLC
 Portfolio - Class I Shares/10/         (Neuberger Berman LLC)

 PIMCO High Yield Portfolio -           Pacific Investment Management Company
 Administrative Class                   LLC

 PIMCO Long-Term U.S. Government        Pacific Investment Management Company
 Portfolio - Administrative Class       LLC

 PIMCO Real Return Portfolio -          Pacific Investment Management Company
 Administrative Class/11/               LLC

 PIMCO Short-Term Portfolio -           Pacific Investment Management Company
 Administrative Class                   LLC

 PIMCO Total Return Portfolio -         Pacific Investment Management Company
 Administrative Class                   LLC

 UIF Core Plus Fixed Income Portfolio   Morgan Stanley Investment Management
 - Class I Shares                       Inc.

 UIF Emerging Markets Equity Portfolio  Morgan Stanley Investment Management
 - Class I Shares                       Inc.
                                        (Morgan Stanley Investment Management
                                        Limited)
                                        (Morgan Stanley Investment Management
                                        Company)

 UIF Mid Cap Growth Portfolio -         Morgan Stanley Investment Management
 Class I Shares                         Inc.

 VALIC Co. I International Equities     VALIC* (PineBridge Investments LLC)
 Fund/12/

 VALIC Co. I Mid Cap Index Fund         VALIC* (SunAmerica Asset Management
                                        Corp.)


 VALIC Co. I Small Cap Index Fund/13/   VALIC* (SunAmerica Asset Management
                                        Corp.)

 Vanguard** VIF Total Bond Market       The Vanguard Group, Inc.
 Index Portfolio

 Vanguard** VIF Total Stock Market      The Vanguard Group, Inc.
 Index Portfolio

--------
/1/ The Fund type for BlackRock Basic Value V.I. Fund - Class I Shares is capital appreciation and secondarily, income.
/2/ The Fund type for BlackRock U.S. Government Bond V.I. Fund - Class I Shares is maximizing total return, consistent with income generation and prudent investment management.
/3/ The Fund type for BlackRock Value Opportunities V.I. Fund - Class I Shares is long-term growth of capital.
/4/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class is long-term capital appreciation.
/5/  The Fund type for Franklin Templeton Templeton Developing Markets VIP Fund
     - Class 2 is long-term capital appreciation.
/6/ The Fund type for Franklin Templeton Templeton Foreign VIP Fund - Class 2 is long-term capital growth.
/7/ The Fund type for Goldman Sachs VIT Strategic International Equity Fund - Institutional Shares is long-term growth of capital.

/8/ The Fund type for Goldman Sachs VIT U.S. Equity Insights Fund - Institutional Shares is long-term growth of capital and dividend income.
/9/ The Fund type for Invesco V.I. American Value Fund - Series I Shares is providing above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.
/10/ The Fund type for Neuberger Berman AMT Large Cap Value Portfolio is large cap value.
/11/ The Fund type for PIMCO Real Return Portfolio - Administrative Class is
     maximum real return.
/12/ The Fund type for VALIC Co. I International Equities Fund is long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers.
/13/ The Fund type for VALIC Co. I. Small Cap Index Fund is growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000(R) Index.
*    "VALIC" means The Variable Annuity Life Insurance Company.
**   "Vanguard" is a trademark of The Vanguard Group, Inc.

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

   We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of fund related information and responding to Policy Owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. If the expenses we incur are less than we anticipate, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 41.

   We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

GUARANTEED INVESTMENT OPTION

   Under the Policy, you may currently allocate your Account Value to the Guaranteed Account. In addition, if you request a loan, we will allocate part of your Account Value to the Loan Account which is part of the Guaranteed Account.

   We may treat each allocation and transfer separately for purposes of crediting interest and making deductions from the Guaranteed Account.

   All of your Account Value held in the Guaranteed Account will earn interest at a rate we determine in our sole discretion. This rate will never be less than 4% per year compounded annually.

The Loan Account portion of your Account Value may earn a different interest rate than the remaining portion of your Account Value in the Guaranteed Account.

   We will deduct any transfers, partial surrenders or any Policy expenses from the Guaranteed Account and your variable investment options on a pro rata basis, unless you provide other directions. No portion of the Loan Account may be used for this purpose.

   If we must pay any part of the proceeds for a loan, partial surrender or full surrender from the Guaranteed Account, we may defer the payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 30 days or more, we will pay interest on the amount we deferred at a rate of 4% per year, compounded annually, until we make payment.

   You may transfer Account Value into the Guaranteed Investment Option at any time. However, there are restrictions on the amount you may transfer out of the Guaranteed Investment Option in a Policy year. Please see "Transfers from the Guaranteed Account" on page 30.

GUARANTEED ACCOUNT VALUE

   On any VALUATION DATE, the Guaranteed Account portion of your Policy Account Value equals:

   .   the total of all Net Premium, allocated to the Guaranteed Account, plus

   .   any amounts transferred to the Guaranteed Account, plus

   . interest credited on the amounts allocated and transferred to the Guaranteed Account, less

   .   the amount of any transfers from the Guaranteed Account, less

   . the amount of any partial surrender, including the partial surrender charges, taken from the Guaranteed Account, less

   . the allocated portion of the monthly deduction deducted from the Guaranteed Account, plus

   .   the amount of the Loan Account.

   If you take a loan, we transfer the amount of the loan to the Loan Account held in the Guaranteed Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans and interest credited on the Loan Account.

VOTING PRIVILEGES

   We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your Account Value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

   We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from Owners participating in that Fund through the Separate Account. Even if Policy Owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy Owners could determine the outcome of matters subject to shareholder vote.

   If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the Owner such materials, we will vote the shares as we determine in our sole discretion.

   In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy Owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

ILLUSTRATIONS

   We may provide you with illustrations for your Policy's death benefit, Account Value, and Net Cash Surrender Value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your Account Value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

   Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed Insured person's age and rate class and (2) your selection of a death benefit option, Face Amount, planned periodic premiums and proposed investment options.

   After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a $25 fee for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                POLICY FEATURES

DEATH BENEFITS

   Your Face Amount of insurance. In your application to buy an Executive Advantage Policy, you tell us how much life insurance coverage you want. We call this the "Face Amount" of insurance.

   Investment performance affects the amount of your Policy's Account Value. We deduct all charges from your Account Value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid on a timely basis each month, the Face Amount of insurance payable under your Policy is unaffected by investment performance. See "Monthly Deduction From Account Value" on page 41.

   Your death benefit. You must choose one of the two death benefit options at the time we issue your Policy.

   .   Level Death Benefit Option; or

   .   Increasing Death Benefit Option.

       For the Level Death Benefit Option, the death benefit will be the greater of:

   .   Face Amount; or

   . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

   You should consider this death benefit option if you want to minimize your cost of insurance.

   For the Increasing Death Benefit Option, the death benefit will be the greater of:

   .   Face Amount plus the Account Value; or

   . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

   You should consider this death benefit option if you want your death benefit to increase with your Account Value.

   Life Insurance Proceeds. During the Policy term, we will pay the Life Insurance Proceeds to the Beneficiary after the Insured's death. To make payment, we must receive at our Administrative Center:

   .   satisfactory proof of the Insured's death; and

   .   the Policy.

   Payment of Life Insurance Proceeds. We will pay the Life Insurance Proceeds generally within seven days after we receive the information we require. We will pay the Life Insurance Proceeds to the Beneficiary in one lump sum or, if elected, under a payment option. Payment of the Life Insurance Proceeds may also be affected by other provisions of the Policy.

   We will pay interest on the Life Insurance Proceeds from the date of the Insured's death to the date of payment as required by applicable state law.

   Amount of Life Insurance Proceeds. We will determine the Life Insurance Proceeds as of the date of the Insured's death. The Life Insurance Proceeds will equal:

   . the amount of the death benefit determined according to the death benefit option selected; minus

   .   the Outstanding Loan, if any, and accrued loan interest; minus

   .   any overdue monthly deductions if the Insured dies during a Grace Period.

TAX QUALIFICATION OPTIONS

   Section 7702 of the CODE provides alternative testing procedures for meeting the definition of life insurance. Each Policy must qualify under one of these two tests and you may select the test we use for ensuring your Policy meets the definition of life insurance.

   Under both tests under Section 7702, there is a minimum death benefit required at all times. This is equal to the Account Value multiplied by the appropriate minimum death benefit factor. These factors depend on the tax qualification option and may be based on the ATTAINED AGE, sex and rate class of the Insured. A table of the applicable factors is located in the Policy.

   The two tax qualification options are:

   .   Guideline Premium/Cash Value Corridor Test.

   .   Cash Value Accumulation Test.

   You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

CHANGES IN DEATH BENEFIT OPTIONS

   If you have selected the Level Death Benefit Option you may change to the Increasing Death Benefit Option. You may also change from the Increasing Death Benefit Option to the Level Death Benefit Option.

   How to request a change. You may change your death benefit option by providing your agent with a written request or by writing us at our Administrative Center. We may require that you submit satisfactory evidence of insurability to us.

   If you request a change from the Level Death Benefit Option to the Increasing Death Benefit Option, we will decrease the Face Amount by an amount equal to your Account Value on the date the change takes effect. However, we reserve the right to decline to make such a change if it would reduce the Face Amount below the minimum Face Amount.

   If you request a change from the Increasing Death Benefit Option to the Level Death Benefit Option, we will increase the Face Amount by an amount equal to your Account Value on the date the change takes effect. Such decreases and increases in the Face Amount are made so that the Life Insurance Proceeds remain the same on the date the change takes effect.

   Once approved, we will issue new Policy information pages and attach a copy of your application for change. We reserve the right to decline to make any changes that we determine would cause the Policy to fail to qualify as life insurance under our interpretation of the Code.

   The change will take effect on the next MONTHLY ANNIVERSARY that coincides with or next follows the date we approve your request.

   Tax consequences of changes in insurance coverage. Please read "Federal Income Tax Considerations" starting on page 48 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

PREMIUM PAYMENTS

   The Policy allows you to select the timing and amount of premium payments within limits. Send premium payments to our Administrative Center.

   Restrictions on Premium. We may not accept any premium payment:

   .   If it is less than $50;

   . If the premium would cause the Policy to fail to qualify as a life insurance contract as defined in Section 7702 of the Code, we will refund any portion of any premium that causes the Policy to fail. In addition, we will monitor the Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract under the Code; or

   . If the premium would increase the amount of our risk under your Policy by an amount greater than that premium amount. In such cases, we may require satisfactory evidence of insurability before accepting that premium.

   Minimum Initial Premium. We will calculate the minimum initial premium. The amount is based on a number of factors, including the age, sex, and underwriting class of the proposed Insured and the desired Face Amount.

   Planned Periodic Premium. When you apply for a Policy, you select a plan for paying annual level premiums. We will establish a minimum amount that may be used as the planned periodic premium. We may recalculate this minimum amount if the Face Amount of the Policy is increased or decreased.

   You are not required to pay premiums in accordance with this plan. Rather, you can pay more or less than the planned periodic premium or skip a planned periodic premium entirely.

   At any time you can change the amount and frequency of the planned periodic premium by sending a written notice to our Administrative Center.

   Additional Premium. Additional premiums are premiums other than planned premiums. Additional premiums may be paid in any amount and at any time subject to the Code.

   Depending on the Account Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium may be needed to prevent your Policy from terminating.

   Effect of Premium Payments. In general, paying all planned periodic premiums may not prevent your Policy from lapsing. In addition, if you fail to pay any planned periodic premium, your Policy will not necessarily lapse.

   Your Policy will lapse only when the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of that date's monthly deduction. This could happen if the Net Cash Surrender Value has decreased because:

   . of the negative return or insufficient return earned by one or more of the subaccounts you selected; or

   . of any combination of the following -- you have Outstanding Loans, you have taken partial surrenders, we have deducted Policy expenses, or you have made insufficient premium payments to offset the monthly deduction.

   Grace Period. In order for insurance coverage to remain in force, the Net Cash Surrender Value on each Monthly Anniversary must be equal to or greater than the total monthly deductions for that Monthly Anniversary. If it is not, you have a Grace Period of 61 days during which the Policy will continue in force. The Grace Period begins on the Monthly Anniversary that the Net Cash Surrender Value is less than the total monthly deductions then due. If we do not receive a sufficient premium before the end of the Grace Period, the Policy will terminate without value.

   We will send you a written notice within 30 days of the beginning of any Grace Period. The notice will state that a Grace Period of 61 days has begun.

   The amount of premium required to prevent your Policy from terminating is equal to the amount needed to increase the Net Cash Surrender Value sufficiently to cover total monthly deductions for the next three (3) Monthly Anniversaries.

   If the Insured dies during the Grace Period, we will still pay the Life Insurance Proceeds to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

   If your Policy lapses with an Outstanding Loan you may have taxable income.

   Premium Allocations. In the application, you specify the percentage of Net Premium to be allocated to each subaccount and Guaranteed Account. However, until the period to examine and cancel expires, we invest this amount in the Money Market subaccount. On the first business day after the period expires, we will reallocate your Account Value based on the premium allocation percentages in your application.

   For all subsequent premiums, we will use the allocation percentages you specified in the application until you change them. You can change the allocation percentages at any time by sending written notice to our Administrative Center. The change will apply to all premium received with or after your notice.

   Allocation Rules. Your allocation instructions must meet the following requirements:

   .   Each allocation percentage must be a whole number;

   .   Any allocation to a subaccount must be at least 5%; and

   .   the sum of your allocations must equal 100%.

   Crediting Premium. Your initial Net Premium will be credited to your Account Value as of the POLICY DATE. We will credit and invest subsequent Net Premiums on the date we receive the premium or notice of deposit at our Administrative Center. We will process premiums at the price next computed after receipt of premium. Premiums received by 4:00 p.m., Eastern time, on a Valuation Date will be processed as of that day. Premiums received after 4:00 p.m., Eastern time, on a Valuation Date will be processed as of the next Valuation Date.

   If any premium requires us to accept additional risk, we will allocate this amount to the Money Market subaccount until we complete our underwriting. When accepted, and at the end of the period to examine and cancel the Policy, we will allocate it in accordance with your allocation percentages.

   Future Premium Payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

   The Policy allows you to choose how to invest your Account Value. Your Account Value will increase or decrease based on:

   .   The returns earned by the subaccounts you select.

   .   Interest credited on amounts allocated to the Guaranteed Account.

   We will determine your Policy benefits based upon your Account Value. If your Account Value is insufficient, your Policy may terminate. If the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of that date's monthly deduction, the Policy will be in default and a Grace Period will begin.

PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER

   We will accept the Policy Owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy Owner's investment options, contingent upon the Policy Owner's providing us with instructions in good order. This means that the Policy Owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

   When we receive a premium payment or transaction request in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 35 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

   We will attempt to obtain Policy Owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy Owner to determine the intent of a request. If a Policy Owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy Owner along with the date the request was canceled.

DETERMINING THE ACCOUNT VALUE

   On the Policy Date, your Account Value is equal to your initial Net Premium. If the Policy Date and the ISSUE DATE are the same day, the Account Value is equal to your initial premium, less the premium expenses and monthly deduction.

   On each Valuation Date thereafter, your Account Value is equal to:

   .   Your Account Value held in the subaccounts; and

   .   Your Account Value held in the Guaranteed Account.

   Your Account Value will reflect:

   .   the premiums you pay;

   .   the returns earned by the subaccounts you select;

   .   the interest credited on amounts allocated to the Guaranteed Account;

   .   any loans or partial surrender; and

   .   the Policy expenses we deduct.

ACCOUNT VALUE IN THE SUBACCOUNTS

   We measure your Account Value in the subaccounts by the value of the subaccounts' accumulation units we credit to your Policy. When you allocate premiums or transfer part of your Account Value to a subaccount, we credit your Policy with accumulation units in that subaccount. The number of accumulation units equals the amount allocated to the subaccount divided by that subaccount's accumulation unit value for the Valuation Date when the allocation is effected.

   The number of subaccount accumulation units we credit to your Policy will:

   . increase when Net Premium is allocated to the subaccount, amounts are transferred to the subaccount and loan repayments are credited to the subaccount; or

   . decrease when the allocated portion of the monthly deduction is taken from the subaccount, a loan is taken from the subaccount, an amount is transferred from the subaccount, or a partial surrender, including the partial surrender charges, is taken from the subaccount.

   Accumulation Unit Values. A subaccount's accumulation unit value varies to reflect the return of the portfolio and may increase or decrease from one Valuation Date to the next. We arbitrarily set the accumulation unit value for each subaccount at $10 when the subaccount was established. Thereafter, the accumulation unit value equals the accumulation unit value for the prior VALUATION PERIOD multiplied by the Net Investment Factor for the current Valuation Period.

   Net Investment Factor. The net investment factor is an index we use to measure the investment return earned by a subaccount during a Valuation Period. It is based on the change in net asset value of the portfolio shares held by the subaccount, and reflects any dividend or capital gain distributions on the portfolio shares and may include the deduction of the daily mortality and expense risk charge.

   Guaranteed Account Value. On any Valuation Date, the Guaranteed Account portion of your Policy Account Value equals:

   .   the total of all Net Premium, allocated to the Guaranteed Account, plus

   .   any amounts transferred to the Guaranteed Account, plus

   . interest credited on the amounts allocated and transferred to the Guaranteed Account, less

   .   the amount of any transfers from the Guaranteed Account, less

   . the amount of any partial surrender, including the partial surrender charges, taken from the Guaranteed Account, less

   . the allocated portion of the monthly deduction deducted from the Guaranteed Account, plus

   .   the amount of the Loan Account.

   If you take a loan, we transfer the amount of the loan to the Loan Account held in the Guaranteed Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans and interest credited on the Loan Account.

   Net Account Value. The net Account Value on a Valuation Date is the Account Value less Outstanding Loans on that date.

   Cash Surrender Value. The Cash Surrender Value on a Valuation Date is the Account Value reduced by any surrender charge that would be assessed if you surrendered the Policy on that date.

   Net Cash Surrender Value. The Net Cash Surrender Value on a Valuation Date is the amount you would receive on a surrender of your Policy and is equal to:

   .   the Cash Surrender Value, less

   .   the Outstanding Loan on that date.

TRANSFERS

   You may transfer Account Value among the subaccounts and to the Guaranteed Account after the period to examine and cancel. All transfer requests, except for those made under the dollar cost averaging program, must satisfy the following requirements:

   . Minimum amount of transfer -- You must transfer at least $250 or, the balance in the subaccount or the Guaranteed Account, if less;

   . Form of transfer request -- You must make a written request unless you have established prior authorization to make transfers by other means we make available;

   . Transfers from the Guaranteed Account -- The maximum you may transfer in a Policy year is equal to 25% of your Account Value in the Guaranteed Account (not including the Loan Account) as of the date the transfer takes effect.

   Date We Process Your Transfer Request. We must receive your transfer request at our Administrative Center. We process transfers at the price next computed after we receive your transfer request. Transfer requests received by 4:00 p.m., Eastern time, on a Valuation Date will be processed as of that day. Transfer requests received after 4:00 p.m., Eastern time, on a Valuation Date will be processed as of the next Valuation Date.

   Number of Permitted Transfers/Transfer Charge. We do not currently limit the number of transfers you may make. However, for each transfer in excess of 12 during a Policy year, we will charge you $25 for each additional transfer. All transfers processed on the same business day will count as one transfer for purposes of determining the number of transfers you have made in a Policy year. Transfers in connection with the dollar cost averaging program will not count against the 12 free transfers in any Policy year. We reserve the right to increase or decrease the number of free transfers allowed in any Policy year.

DOLLAR COST AVERAGING

   Dollar cost averaging is a systematic method of investing at regular intervals. By investing at regular intervals, the cost of the securities is averaged over time and perhaps over various market cycles.

   If you choose this program, we will make automatic monthly transfers of your Account Value from the Money Market subaccount into other subaccounts for a specified dollar amount or a specified number of months (not exceeding twenty-four months). Unless you tell us otherwise, we will allocate the transfer as you have specified in your most current premium allocation instructions. However, no less than 5% may be allocated to any one subaccount. You must have $2,000 in the Money Market subaccount to elect dollar cost averaging. We will apply any additional premium payments you make after electing this program to the Money Market subaccount for purposes of dollar cost averaging your investment. You may maintain only one dollar cost averaging instruction with us at a time.

   There is currently no charge for this program. Transfers in connection with dollar cost averaging will not count against your free transfers in a Policy year. We reserve the right to suspend or modify this program at any time.

   Processing your automatic dollar cost averaging transfers. We will begin to process your automatic transfers:

   . On the first Monthly Anniversary following the end of the period to examine and cancel if you request dollar cost averaging when you apply for your Policy.

   . On the second Monthly Anniversary following receipt of your request at our Administrative Center if you elect the program after you apply for the Policy.

   We will stop processing automatic transfers if:

   .   The funds in the Money Market subaccount have been depleted;

   . We receive your written request at our Administrative Center to cancel future transfers;

   .   We receive notification of death of the Insured; or

   .   Your Policy goes into the Grace Period.

   Dollar cost averaging may lessen the impact of market fluctuations on your investment. Using dollar cost averaging does not guarantee investment gains or protect against loss in a declining market.

MARKET TIMING

   The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

   . dilution in the value of Fund shares underlying investment options of other Policy Owners;

   .   interference with the efficient management of the Fund's portfolio; and

   .   increased administrative costs.

   We have policies and procedures affecting your ability to make transfers within your Policy. A transfer can be your allocation of all or a portion of a new premium payment to an investment option. You can also transfer your accumulation value in one investment option (all or a portion of the value) to another investment option.

   We are required to monitor the Policies to determine if a Policy Owner requests:

   . a transfer out of a variable investment option within two calendar weeks of an earlier transfer into that same variable investment option; or

   . a transfer into a variable investment option within two calendar weeks of an earlier transfer out of that same variable investment option; or

   . a transfer out of a variable investment option followed by a transfer into that same variable investment option, more than twice in any one calendar quarter; or

   . a transfer into a variable investment option followed by a transfer out of that same variable investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy Owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy Owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

   In most cases, transfers into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any transfer into or out of the money market investment option. We treat such transactions as if they are transfers directly into and out of the same variable investment option. For instance:

    (1)if a Policy Owner requests a transfer out of any variable investment option into the money market investment option, and

    (2)the same Policy Owner, within two calendar weeks requests a transfer out of the money market investment option back into that same variable investment option, then

    (3)the second transaction above is considered market timing.

   Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances, and we will treat all Policy Owners the same.

   In addition, Policy Owners incur a $25 charge for each transfer in excess of 12 each Policy year.

RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS

   The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

   In order to prevent market timing, the Funds have the right to request information regarding Policy Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy Owner transactions in the Fund.

CHANGING THE FACE AMOUNT OF INSURANCE

   Changes in Face Amount. At any time after the first Policy anniversary while your Policy is in force you may request a change in the Face Amount. We will not make a change in Face Amount that causes your Policy to fail to qualify as life insurance under the Code.

   Increases in Face Amount. Any request for an increase:

   .   Must be for at least $10,000;

   . May not be requested in the same Policy year as another request for an increase; and

   .   May not be requested after the Insured has Attained Age 65.

   A written application must be submitted to our Administrative Center along with satisfactory evidence of insurability. You must return the Policy so we can amend it to reflect the increase. The increase in Face Amount will become effective on the Monthly Anniversary on or next following the date the increase is approved, and the Account Value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in Face Amount. Increasing the Face Amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   Decreases in Face Amount. Any request for a decrease:

   .   Must be at least $5,000;

   . Must not cause the Face Amount after the decrease to be less than the minimum Face Amount at which we would issue a Policy; and

   . During the first five Policy years, the Face Amount may not be decreased by more than 10% of the initial Face Amount. If the Face Amount is decreased during the first 14 Policy years or within 14 Policy years of an increase in Face Amount, a surrender charge may be applicable.

   Consequences of a Change in Face Amount. Both increases and decreases in Face Amount may impact the surrender charge. In addition, an increase or decrease in Face Amount may impact the status of the Policy as a modified endowment contract.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

   Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

   We compute Policy values as of the time the NYSE closes on each Valuation Date, which usually is 4:00 p.m. Eastern time. We call this our "close of business." We call the time from the close of business on one Valuation Date to the close of business of the next Valuation Date a "Valuation Period." We are closed only on those holidays the NYSE is closed.

   Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

   Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any Valuation Date, however, we consider that we have received it on the day following that Valuation Date. Any premium payments we receive after our close of business are held in our general account until the next business day.

   Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to you and, if so, what the Insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the Owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the Insured person's health or risk of death.

   Issue Date; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign an appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Issue Date." Policy months and years are measured from the Issue Date. To preserve a younger age at issue for the Insured person, we may assign an Issue Date to a Policy that is up to 6 months earlier than otherwise would apply.

   Monthly deduction days. Each charge that we deduct monthly is assessed against your Account Value at the close of business on the Issue Date and at the end of each subsequent Valuation Period that includes the first day of a Policy month. We call these "monthly deduction days."

   Commencement of investment performance. We begin to credit an investment return to the Account Value resulting from your initial premium payment on the later of (a) the Issue Date, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the Account Value resulting from your initial premium payment until the date stated in (b) above.

   Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the Valuation Period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

   . Increases you request in the Face Amount of insurance, reinstatements of a Policy that has lapsed, and changes in death benefit option take effect on the Policy's monthly deduction day on or next following our approval of the transaction;

   . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum Net Amount at Risk;

   . If you exercise the right to return your Policy described on page 8 of this prospectus, your coverage will end when you deliver it to your AGL representative, or if you mailed it to us, the day it is postmarked; and

   . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the change requested so long as your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the
       Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

REPORTS TO POLICY OWNERS

   You will receive a confirmation within seven days of the transaction of:

   .   the receipt of any premium;

   .   any change of allocation of premiums;

   .   any transfer between subaccounts;

   .   any loan, interest repayment, or loan repayment;

   .   any partial surrender;

   . any return of premium necessary to comply with applicable maximum receipt of any premium payment;

   .   any exercise of your right to cancel;

   .   an exchange of the Policy;

   .   full surrender of the Policy.

   Within 30 days after each Policy anniversary we will send you an annual statement. The statement will show the Life Insurance Proceeds currently payable, and the current Account Value, Cash Surrender Value, and the Outstanding Loan. The statement will also show premiums paid, all charges deducted during the Policy year, and all transactions. We will also send to you annual and semi-annual reports of the Separate Account.

                              POLICY TRANSACTIONS

   The transactions we describe below may have different effects on the Account Value, death benefit, Face Amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features," on page 23. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 41.

WITHDRAWING POLICY INVESTMENTS

   Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the Account Value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "Net Cash Surrender Value." Because of the surrender charge, it is unlikely that an Executive Advantage Policy will have any Net Cash Surrender Value during at least the first year. A full surrender may have adverse tax consequences.

   Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's Net Cash Surrender Value. A partial surrender must be at least $500. We will automatically reduce your Policy's Account Value by the amount of your withdrawal and any related charge. A partial surrender may have adverse tax consequences.

   You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of Account Value you then have in each investment option.

   There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $0.

   Loans. You may request a loan against your Policy at any time after the first Policy year while the Policy has a Net Cash Surrender Value. We limit the minimum and maximum amount of loan you may take. If we issued the Policy under a corporate owned arrangement, unless we agree otherwise, a loan will be applied pro rata over all Insureds under the Policy.

   You must submit a written request for a loan to the Administrative Center. Loans will be processed as of the date we receive the request at our Administrative Center. Loan proceeds generally will be sent to you within seven days.

   Maximum Loan Amount. After the first Policy year the maximum loan amount is 90% of your Net Cash Surrender Value.

   Interest. We charge interest daily on any Outstanding Loan at a declared annual rate not in excess of 8%. The maximum net cost (the difference between the rate of interest we charge on loans and the amount we credit on the equivalent amount held in the Loan Account) of a loan is 2% per year. Interest is due and payable at the end of each Policy year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Outstanding Loan.

   Loan Account. You may direct us to take an amount equal to the loan proceeds and any amount attributed to unpaid interest from any subaccount or from the Guaranteed Account. Otherwise, we will withdraw this amount from each subaccount on a pro rata basis. We transfer this amount to the Loan Account in the Guaranteed Account.

   When a loan is repaid, an amount equal to the repayment will be transferred from the Loan Account to the subaccounts and Guaranteed Account in accordance with your allocation percentages in effect at the time of repayment.

   Effect of a Loan. A loan, whether or not repaid, will have a permanent effect on the Life Insurance Proceeds and Account Value because the investment results of the subaccounts and current interest rates credited in the Guaranteed Account will apply only to the non-loaned portion of the Account Value. The longer the loan is outstanding, the greater this effect is likely to be. Depending on the investment results of the subaccounts or credited interest rates for the Guaranteed Account while the loan is outstanding, the effect could be favorable or unfavorable.

   In addition, loans from modified endowment contracts may be treated for tax purposes as distributions of income.

   If the Life Insurance Proceeds become payable while a loan is outstanding, the Outstanding Loan will be deducted in calculating the Life Insurance Proceeds.

   If the Outstanding Loan exceeds the Cash Surrender Value on any Monthly Anniversary, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination.

   Outstanding Loan. The Outstanding Loan on a Valuation Date equals:

   . All loans that have not been repaid (including past due unpaid interest added to the loan), plus

   .   accrued interest not yet due.

   Loan Repayment. You may repay all or part of your Outstanding Loan at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to our Administrative Center and will be credited as of the date received.

MATURITY OF YOUR POLICY

   If the Insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the Net Cash Surrender Value of the Policy, and the Policy will end.

TAX CONSIDERATIONS

   Please refer to "Federal Income Tax Considerations" on page 48 for information about the possible tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                POLICY PAYMENTS

PAYMENT OPTIONS

   The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy, such as on a surrender or death, other than in a lump sum. Any agent authorized to sell this Policy can explain these options upon request.

   Change of payment option. You may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

   Tax impact. If a payment option is chosen, the Policy Owner or the Beneficiary may have tax consequences. The Policy Owner or the Beneficiary should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

THE BENEFICIARY

   You name your Beneficiary when you apply for a Policy. The Beneficiary is entitled to the insurance benefits of the Policy. You may change the Beneficiary during the lifetime of the Insured person unless your previous designation of Beneficiary provides otherwise. In this case the previous Beneficiary must give us permission to change the Beneficiary and then we will accept your instructions. A new Beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no Beneficiary is living when the Insured person dies, we will pay the insurance proceeds to the Owner or the Owner's estate.

ASSIGNMENT OF A POLICY

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership.

Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the Beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

   General. We will pay any death benefit, maturity benefit, Net Cash Surrender Value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the Insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

   Delay of Guaranteed Account option proceeds. We have the right, however, to defer payment or transfers of amounts out of our Guaranteed Account option for up to six months. We will allow interest, at a rate of at least 4% a year, on any Net Cash Surrender Value payment derived from Our Guaranteed Account that we defer for 10 days or more after we receive a request for it.

   Delay for check clearance. We reserve the right to defer payment of that portion of your Account Value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

   Delay of Separate Account proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your Account Value that is allocated to the Separate Account, if:

   .   the NYSE is closed other than weekend and holiday closings;

   .   trading on the NYSE is restricted;

   . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the Account Value is not reasonably practicable;

   .   the SEC by order so permits for the protection of investors; or

   . we are on notice that this policy is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

   Transfers and allocations of Account Value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

   Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

   . We cannot challenge the Policy after it has been in effect, during the Insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

   . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured person's lifetime.

   Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

   . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your Account Value for that option to below $500;

   . transfer the entire balance in proportion to any other investment options you then are using, if the Account Value in an investment option is below $500 for any other reason;

   . replace the underlying Fund that any investment option uses with another fund, subject to SEC and other required regulatory approvals;

   . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

   . operate Separate Account under the direction of a committee or discharge such a committee at any time;

   . operate Separate Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

   . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any Net Cash Surrender Value, death benefit, Account Value, or other accrued rights or benefits.

        VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS

   We have the right to make some variations in the terms and conditions of a Policy or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy Owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

   Underwriting and premium classes. See, "Rate Classes for Insureds" on page 42.

   Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

   State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

   Expenses or risks. AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

   Underlying investments. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                           CHARGES UNDER THE POLICY

   Periodically, we will deduct expenses related to your Policy. We will deduct these:

   .   from premium, Account Value and from subaccount assets; and

   .   upon certain transactions.

   The amount of these expenses are described in your Policy as either guaranteed or current. We will never charge more than the guaranteed amount. We may in our discretion deduct on a current basis less than the guaranteed amount.

DEDUCTIONS FROM PREMIUM

   We may deduct a sales charge from each premium to cover costs associated with the issuance of the Policy as well as administrative services we perform. This charge will never exceed 9% of the premium.

   The sales charge partially compensates us for the expense of selling and distributing the Policy, printing prospectuses, preparing sales literature and paying for other promotional activities. Some of these expenses or other administrative expenses may be assumed by an employer or group sponsor under some employer-owned, trust-owned, or sponsored arrangements. If so, in our sole discretion, we may offer the Policy with no sales charge or a reduced sales charge.

   We may deduct a charge for taxes as an explicit percentage of premium based upon state and local tax rates within the Insured's state of residence. We may also deduct a charge for federal deferred acquisition cost ("DAC") taxes as an explicit percentage of premium at a rate not to exceed 1% of premium.

   In place of the lump sum deductions described above for sales charges and taxes, we may offer optional methods of payment at the time you apply for a Policy.

   Monthly Deduction From Account Value. On the Policy Date and each Monthly Anniversary thereafter, we make a deduction from the Account Value. The amount deducted on the Issue Date is for the Policy Date and any Monthly Anniversaries that have elapsed since the Policy Date. For this purpose, the Policy Date is treated as a Monthly Anniversary.

   We will deduct charges on each Monthly Anniversary for:

   .   the administration of your Policy;

   .   the cost of insurance for your Policy; and

   .   the cost associated with mortality and expense risks.

   Administrative Charge. This charge compensates us for administrative expenses associated with the Policy. These expenses relate to premium billing and collection, record keeping, processing claims, loans, Policy changes, reporting and overhead costs, processing applications, establishing Policy records, and sending regulatory mailings and responding to Policy Owners' requests. This charge will be no more than $10 per month for all Policy years. We may reduce this charge. The current charge is $7.00 per month. There may be an additional monthly administrative charge during the first Policy year and the 12 months after an increase in Face Amount per Insured. This additional charge will not exceed $25 a month per Insured.

   Cost of Insurance Charge. This charge compensates us for providing insurance coverage. The charge depends on a number of factors, such as Attained Age, sex and rate class of the Insured, and therefore will vary from Policy to Policy and from month to month. For any Policy the cost of insurance on a Monthly Anniversary is calculated by multiplying the cost of insurance rate for the Insured by the Net Amount at Risk under the Policy on that Monthly Anniversary.

DEDUCTIONS AND MONEY MARKET SUBACCOUNT

During periods of low short-term interest rates, and in part due to deductions that are assessed as frequently as daily, the yield of the Money Market subaccount may become extremely low and possibly negative. If the daily dividends paid by the underlying Fund for the Money Market subaccount are less than the deductions, the Money Market subaccount's unit value will decrease. In the case of negative yields, your accumulation value in the Money Market subaccount will lose value.

NET AMOUNT AT RISK

   The Net Amount at Risk is calculated as (a) minus (b) where:

    (a)is the current death benefit at the beginning of the Policy month divided by 1.0032737; and

    (b)is the current total Account Value.

   However, if the death benefit is a percentage of the Account Value of the Policy, then the Net Amount at Risk is the death benefit minus the amount in the Account Value of the Policy at that time.

   Rate Classes for Insureds. We currently rate Insureds in one of following basic rate classifications based on our underwriting:

      .   nonsmoker

   .   smoker

   .   substandard for those involving a higher mortality risk

   At our discretion we may offer this Policy on a guaranteed issue basis.

   We place the Insured in a rate class when we issue the Policy based on our underwriting determination. This original rate class applies to the initial Face Amount. When an increase in Face Amount is requested, we conduct underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has a lower guaranteed cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the initial Face Amount. If the rate class for the increase has a higher guaranteed cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the initial Face Amount.

   If there have been increases in the Face Amount, we may use different cost of insurance rates for the increased portions of the Face Amount. For purposes of calculating the cost of insurance charge after the Face Amount has been increased, the Account Value will be applied to the initial Face Amount first and then to any subsequent increases in Face Amount. If at the time an increase is requested, the Account Value exceeds the initial Face Amount (or any subsequently increased Face Amount) divided by 1.0032737, the excess will then be applied to the subsequent increase in Face Amount in the sequence of the increases.

   In order to maintain the Policy in compliance with Section 7702 of the Code, under certain circumstances an increase in Account Value will cause an automatic increase in the Life Insurance Proceeds. The Attained Age and rate class for such increase will be the same as that used for the most recent increase in Face Amount (that has not been eliminated through a subsequent decrease in Face Amount).

   The guaranteed cost of insurance charges at any given time for a substandard Policy with flat extra charges will be based on the guaranteed maximum cost of insurance rate for the Policy (including table rating multiples, if applicable), the current Net Amount at Risk at the time the deduction is made, plus the actual dollar amount of the flat extra charge.

   Our current cost of insurance rates may be less than the guaranteed rates. Our current cost of insurance rates will be determined based on our expectations as to future mortality and persistency experience. These rates may change from time to time. In our discretion, the current charge may be increased in any amount up to the maximum guaranteed charge shown in the table.

   Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker rate class are generally lower than rates for an Insured of the same age and sex in a smoker rate class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker rate class are generally lower than rates for an Insured of the same age and sex and smoking status in a substandard rate class.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

   Mortality tables for the Policy generally distinguish between males and females. Thus, premiums and benefits under the Policy covering males and females of the same age will generally differ.

   We will, however, issue the Policy based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisers to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

DEDUCTION FROM SEPARATE ACCOUNT ASSETS

   Mortality and Expense Risk Charge. We deduct a mortality and expense risk fee from your Account Value in the subaccounts for assuming certain mortality and expense risks under the Policy. This charge does not apply to the amounts you allocate to the Guaranteed Account. The current charge is at an annual effective rate of 0.65% of net assets for Policy years one through four, 0.20% for years five through twenty, and 0.15% thereafter. The guaranteed charge is at an annual effective rate of 1.00% of Separate Account assets. Although, we may increase or decrease the charge at our sole discretion, it is guaranteed not to exceed an annual effective rate of 1.00% of your Account Value in the subaccounts for the duration of your Policy.

   The mortality risk we assume is that the Insured under a Policy may die sooner than anticipated, and therefore we will pay an aggregate amount of Life Insurance Proceeds greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering all policies and the Separate Account will exceed the amounts realized from the administrative charges assessed against all policies. AGL receives this charge to pay for these mortality and expense risks.

DEDUCTIONS UPON POLICY TRANSACTIONS

   Transfer Charge. We will charge a $25 transfer charge on any transfer of Account Value among the subaccounts and the Guaranteed Account in excess of the 12 free transfers permitted each Policy year. If the charge is imposed, we will deduct it from the amount requested to be transferred before allocation to the new subaccount(s) and shown in the confirmation of the transaction. AGL receives this charge to help pay for the expense of making the requested transfer.

   Surrender Charge. If the Policy is surrendered or there is a decrease in Face Amount during the first 14 Policy years, we may deduct a surrender charge based on the initial Face Amount. If a Policy is surrendered or there is a decrease in Face Amount within 14 years after an increase in Face Amount, we will deduct a surrender charge based on the increase in Face Amount. The surrender charge will be deducted before any surrender proceeds are paid. AGL receives this charge to help recover sales expenses.

   Surrender Charge Calculation. In general, the surrender charge is based on the premiums you pay. The Surrender Charge will be no greater than the product of (a) times (b) times (c) where:

    (a)is equal to the Face Amount divided by $1,000;

    (b)is equal to a surrender charge factor per $1,000 based on the Insured's age, sex and underwriting class; and

    (c)is a factor based on the Policy year when the surrender occurs as described in the following table:

                              POLICY YEAR  FACTOR
                              -----------  ------
                                   1        100%
                                   2        100%
                                   3        100%
                                   4        100%
                                   5        100%
                                   6         90%
                                   7         80%
                                   8         70%
                                   9         60%
                                  10         50%
                                  11         40%
                                  12         30%
                                  13         20%
                                  14         10%
                                 15+          0%

   A table of the maximum initial surrender charge factors per $1,000 of Face Amount is shown in Appendix A. We reserve the right to charge less than the maximum amount, no amount at all, or even a negative amount which would have the effect of increasing the Policy's Cash Surrender Value.

   Surrender Charge Based On An Increase Or Decrease In Face Amount. An increase in Face Amount of the Policy may result in an additional surrender charge during the 14 Policy years immediately following the increase. The additional surrender charge period will begin on the effective date of the increase. If the Face Amount of the Policy is reduced before the end of the 14th Policy year or within 14 years immediately following a Face Amount increase, we may also deduct a pro rata share of any applicable surrender charge from your Account Value. Reductions will first be applied against the most recent increase in the Face Amount of the Policy. They will then be applied to prior increases in Face Amount of the Policy in the reverse order in which such increases took place, and then to the initial Face Amount of the Policy.

   Partial Surrender Charge. We may deduct a partial surrender charge:

   .   upon a partial surrender; and

   .   if you decrease your Policy's Face Amount.

   We deduct the partial surrender charge from the subaccounts or the Guaranteed Account in the same proportion as we deduct the amounts for your partial surrender.

   Partial Surrender Charge Due to Decrease in Face Amount. We deduct an amount equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the Policy prior to the decrease).

   Partial Surrender Processing Fee. We reserve the right to deduct an administrative processing fee upon a partial surrender of up to $25 or 2% of amount surrendered, whichever is less in order to help pay for the expense of making a partial surrender. The current charge is $0.

   Discount Purchase Programs. The amount of the surrender charge and other charges under the Policy may be reduced or eliminated when sales of the Policy are made to individuals or to groups of individuals in a manner that in our opinion results in expense savings. For purchases made by our officers, directors and employees, those of an affiliate, or any individual, firm, or a company that has executed the necessary agreements to sell the Policy, and members of the immediate families of such officers, directors, and employees, we may reduce or eliminate the surrender charge. Any variation in charges under the Policy, including the surrender charge, administrative charge or mortality and expense risk charge, will reflect differences in costs or services and will not be unfairly discriminatory.

                            OTHER POLICY PROVISIONS

RIGHT TO EXCHANGE

   You may exchange this Policy to a flexible premium fixed benefit life insurance Policy on the life of the Insured without evidence of insurability. This exchange may be made:

   .   within 24 months after the Issue Date while the Policy is in force; or

   .   within 24 months of any increase in Face Amount of the Policy; or

   . within 60 days of the effective date of a material change in the investment Policy of a subaccount, or within 60 days of the notification of such change, if later. In the event of such a change, we will notify you and give you information on the options available.

   When an exchange is requested, we accomplish the exchange by transferring all of the Account Value to the Guaranteed Account. There is no charge for this transfer. Once this option is exercised, the entire Account Value must remain in the Guaranteed Account for the remaining life of the new Policy. The Face Amount in effect at the time of the exchange will remain unchanged. The effective date, Issue Date and issue age of the Insured will remain unchanged. The Owner and Beneficiary are the same as were recorded immediately before the exchange.

MORE ABOUT POLICY CHARGES

   Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

   . mortality risks (such as the risk that Insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

   . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

   . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

   . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

   The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the Insured person dies.

   General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

   Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

   AGL may also make available to Policy Owners other universal life insurance policies with different features and different charges. Please ask your AGL representative about our other policies.

ACCOUNT VALUE

   Your Account Value. From each premium payment you make, we deduct the charges that we describe on page 41 under "Deductions from Premium." We invest the rest in one or more of the available investment options listed on page 19 of this prospectus, as well as the Guaranteed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "Account Value."

   Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 41 under "Charges Under the Policy."

   You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative, from our Home Office or from the Administrative Center (both locations and the telephone numbers are shown under "Contact Information" on page 5 of this prospectus).

   The Guaranteed Account. The Guaranteed Account is an account within the general account of the company. Our general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.

   We have not registered interests in the Guaranteed Account under the Securities Act of 1933 or as an investment company under the Investment Company Act of 1940.

   The staff of the SEC has not reviewed our disclosure on the Guaranteed Account. Our disclosure regarding the Guaranteed Account must comply with generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

                        POLICY LAPSE AND REINSTATEMENT

REINSTATEMENT

   If the Policy has ended without value, you may reinstate Policy benefits while the Insured is alive if you:

    . Request reinstatement of Policy benefits within three years (unless otherwise specified by state law) from the end of the Grace Period;

    .  Provide evidence of insurability satisfactory to us;

    . Make a payment of an amount sufficient to cover (i) the total monthly administrative charges from the beginning of the Grace Period to the effective date of reinstatement; (ii) total monthly deductions for three months, calculated from the effective date of reinstatement; and
       (iii) the premium expense charge and any increase in surrender charges associated with this payment. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your Account Value; and

    .  Repay or reinstate any loan which existed on the date the Policy ended.

   The effective date of the reinstatement of Policy benefits will be the next Monthly Anniversary which coincides with or next follows the date we approve your request. From the required payment we will deduct the premium expenses. The Account Value, loan and surrender charges that will apply upon reinstatement will be those that were in effect on the date the Policy lapsed.

   We will start to make monthly deductions again as of the effective date of reinstatement. The monthly expense charge from the beginning of the Grace Period to the effective date of reinstatement will be deducted from the Account Value as of the effective date of reinstatement. No other charges will accrue for this period.

                       FEDERAL INCOME TAX CONSIDERATIONS

   Discussions regarding the tax treatment of any life insurance policy are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. This discussion generally is based on current federal income tax law and interpretations, and may include areas of those rules that are more or less clear or certain. We cannot predict whether the Internal Revenue Code (the "Code") will change. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

TAX STATUS OF THE POLICY

   A Policy has certain tax advantages when it is treated as a "life insurance contract" under the Code. We believe that the Policy meets the definition of a life insurance contract under Section 7702 of the Code at issue. You bear the risk that the Policy may not meet the definition of a life insurance contract. You should consult your own tax adviser to discuss these risks.

AGL

   We are taxed as a life insurance company under the Code. For federal tax purposes, the Separate Account and its operations are considered to be part of our operations and are not taxed separately.

DIVERSIFICATION AND INVESTOR CONTROL

   Under Section 817(h) of the code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account II, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has provided only limited guidance describing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account II may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account II, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account II. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

TAX TREATMENT OF THE POLICY

   Section 7702 of the Code sets forth a detailed definition of a life insurance contract for federal tax purposes. The Treasury Department has not issued final regulations so that the extent of the official guidance as to how
Section 7702 is to be applied is quite limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not qualify for the favorable tax treatment normally provided to a life insurance contract.

   With respect to a Policy issued on the basis of a standard rate class, we believe that such a Policy should meet the Section 7702 definition of a life insurance contract.

   With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less certainty, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the definition of a life insurance contract set forth in Section 7702. Thus, it is not clear that such a Policy would satisfy Section 7702, particularly if you pay the full amount of premiums permitted under the Policy.

   If subsequent guidance issued under Section 7702 leads us to conclude that a Policy does not (or may not) satisfy Section 7702, we will take appropriate and necessary steps for the purpose of bringing the Policy into compliance, but we can give no assurance that it will be possible to achieve that result. We expressly reserve the right to restrict Policy transactions if we determine such action to be necessary to qualify the Policy as a life insurance contract under Section 7702.

   As of January 1, 2009 all new life insurance policies are required to use the updated 2001 CSO tables for Internal Revenue Code 7702 and 7702A compliance. If NO material non-contractual changes are made to the Policy, the maximum guaranteed cost of insurance rates for this policy will remain based on the 1980 Commissioners' Standard Ordinary mortality and morbidity tables.

TAX TREATMENT OF POLICY BENEFITS IN GENERAL

   This discussion assumes that each Policy will qualify as a life insurance contract for federal income tax purposes under Section 7702. The Life Insurance Proceeds under the Policy should generally be excluded from the taxable gross income of the Beneficiary. In addition, the increases in a Policy's Account Value should not be taxed until there has been a distribution from the Policy such as a surrender, partial surrender or lapse with loan.

PRE-DEATH DISTRIBUTION

   The tax treatment of any distribution you receive before the Insured's death depends on whether the Policy is classified as a modified endowment contract.

POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

   . If you surrender the Policy or allow it to lapse, you will not be taxed except to the extent the amount you receive is in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Net Cash Surrender Value used to repay Policy debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

   . Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Policy less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Policy years, all or a portion of a withdrawal may be taxed if the cash value exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

   . Loans you take against the Policy are ordinarily treated as debt and are not considered distributions subject to tax.

MODIFIED ENDOWMENT CONTRACTS

   . The rules change if the Policy is classified as a modified endowment contract ("MEC"). The Policy could be classified as a MEC if premiums substantially in excess of scheduled premiums are paid or a decrease in the Face Amount of insurance is made. An increase in the Face Amount of insurance may also cause the Policy to be classified as a MEC. The rules on whether a Policy will be treated as a MEC are very complex and cannot be fully described in this summary. You should consult a qualified tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC. We will monitor your Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a MEC.

   . If the Policy is classified as a MEC, then amounts you receive under the Policy before the Insured's death, including loans and withdrawals, are included in income to the extent that the cash value before surrender charges exceeds the premiums paid for the Policy, increased by the amount of any loans previously included in income, and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a MEC is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the Policy became a MEC.

   . Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to the Policies owned by businesses.

   . All MECs issued by us to you during the same calendar year are treated as a single Policy for purposes of applying these rules.

INTEREST ON LOANS

   Except in special circumstances, interest paid on a loan under a Policy which is owned by an individual is treated as personal interest under the Code and thus will not be tax deductible. In addition, the deduction of interest that is incurred on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or who is financially interested in the business carried on by that taxpayer may also be subject to certain restrictions set forth in Section 264 of the Code. Before taking a loan, you should consult a tax adviser as to the tax consequences of such a loan. (Also Section 264 of the Code may preclude business owners from deducting premium payments.)

POLICY EXCHANGES AND MODIFICATIONS

   Depending on the circumstances, the exchange of a Policy, a change in the death benefit option, a loan, a partial surrender, a surrender, a change in ownership, or an assignment of the Policy may have adverse federal income tax consequences. In addition, the federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds will depend on the circumstances of each Owner or Beneficiary. You should consult your own competent, professional tax advisor if you have any questions.

WITHHOLDING

   We are required to withhold federal income taxes on the taxable portion of any amounts received under the Policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number on the appropriate forms. Special withholding rules apply to payments made to non-resident aliens.

   You are liable for payment of federal income taxes on the taxable portion of any amounts received under the Policy. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

CONTRACTS ISSUED IN CONNECTION WITH TAX QUALIFIED PENSION PLANS

   Prior to purchase of a Policy in connection with a qualified plan, you should examine the applicable tax rules relating to such plans and life insurance thereunder in consultation with a qualified tax adviser.

POSSIBLE CHARGE FOR AGL'S TAXES

   At the present time, we do not deduct any charges for any federal, state, or local income taxes. However, we do currently deduct charges for state and federal premium based taxes and the federal DAC tax. We reserve the right in the future to deduct a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the Policy.

                               LEGAL PROCEEDINGS

   The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. In connection with the resolution of the multi-state examination relating to these matters in the third quarter of 2012, the Company and certain of its affiliates paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. Although the Company has enhanced its claims practices to include use of the Social Security Administration Death Master File (SSDMF), it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. On January 8, 2014 the independent members of AIG's Board unanimously refused the demand in its entirety, and on February 19, 2014, counsel for AIG's Board sent a letter to counsel for the purported AIG shareholder describing the process by which AIG's Board considered and refused its demand. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

   In addition, the state of West Virginia has two lawsuits pending against the Company relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by the Company and by American General Life and Accident Insurance Company (which merged into the Company on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.

   There are no pending legal proceedings affecting the Separate Account. Various lawsuits against AGL have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of AGL, such as through financial examinations, market conduct exams or regulatory inquiries.

   As of April 30, 2014, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

                             FINANCIAL STATEMENTS

   The Financial Statements of AGL, the Separate Account and National Union can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 2929 Allen Parkway, A35-50, Houston, Texas 77019 or call us at 1-888-222-4943. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

   Rule 12h-7 disclosure. In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 ("'34 Act"), AGL does not intend to file periodic reports as required under the '34 Act.

                            REGISTRATION STATEMENTS

   Registration statements under the Securities Act of 1933, as amended, related to the Policies offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, AGL and its general account, the variable investment options and the Policy, please refer to the registration statements and exhibits.

                      INDEX OF SPECIAL WORDS AND PHRASES

We have capitalized some special terms we use in this document. We have defined these terms here.

Account Value. The total amount in the Separate Account and Guaranteed Account attributable to your Policy.

Administrative Center. 2929 Allen Parkway, A35-50, Houston, Texas 77019.

Attained Age. The Insured's age as of the Policy Date plus the number of completed Policy years since the Policy Date.

Beneficiary. The person(s) who is entitled to the Life Insurance Proceeds under the Policy.

Cash Surrender Value. Account Value less any applicable surrender charge that would be deducted upon surrender.

Code. The Internal Revenue Code of 1986, as amended.

Face Amount. The amount of insurance specified by the Owner and the base for calculating the death benefit.

Grace Period. The period of time beginning on a Monthly Anniversary during which the Policy will continue in force even though your Net Cash Surrender Value is less than the total monthly deduction then due.

Guaranteed Account. An account within the general account which consists of all of our assets other than the assets of the Separate Account and any of our other separate investment accounts.

Insured. A person whose life is covered under the Policy. At the time of application, the Insured must be 70 years of age or younger, unless we agree otherwise.

Issue Date. The date the Policy is actually issued. It may be later than the Policy Date.

Life Insurance Proceeds. The amount payable to a Beneficiary if the Insured dies while coverage under the Policy is in force.

Loan Account. The portion of the Account Value held in the Guaranteed Account as collateral for loans.

Monthly Anniversary. The same day as the Policy Date for each succeeding month. If the day of the Monthly Anniversary is the 29th, 30th, or 31st and a month has no such day, the Monthly Anniversary is deemed to be the last day of that month.

Net Cash Surrender Value. The Cash Surrender Value less any Outstanding Loan.

Net Premium. Any premium paid less any expense charges deducted from the premium payment.

Outstanding Loan. The total amount of Policy loans, including both principal and accrued interest.

Owner. The person who purchased the Policy as shown in the application, unless later changed.

Policy Date. The date as of which we have received the initial premium and an application in good order. If a Policy is issued, life insurance coverage is effective as of the Policy Date.

Valuation Date. Each day the New York Stock Exchange is open for trading.

Valuation Period. A period commencing with the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on any Valuation Date and ending as of the close of the New York Stock Exchange on the next succeeding Valuation Date.

Separate Account. Separate Account II, a separate investment account of ours.

                                  APPENDIX A

                       MAXIMUM INITIAL SURRENDER CHARGE
                  PER $1,000 OF INITIAL SPECIFIED FACE AMOUNT

                                                                     SURRENDER
 ISSUE AGE            SEX                     SMOKER STATUS           CHARGE
 ---------  ------------------------  -----------------------------  ---------
    25                Male                      Nonsmoker             $16.00
    35                Male                      Nonsmoker              20.00
    45                Male                      Nonsmoker              26.00
    55                Male                      Nonsmoker              38.00
    65                Male                      Nonsmoker              46.00
    75                Male                      Nonsmoker              44.00
    25                Male                       Smoker                18.00
    35                Male                       Smoker                23.00
    45                Male                       Smoker                32.00
    55                Male                       Smoker                48.00
    65                Male                       Smoker                47.00
    75                Male                       Smoker                46.00
    25               Female                     Nonsmoker              14.00
    35               Female                     Nonsmoker              18.00
    45               Female                     Nonsmoker              23.00
    55               Female                     Nonsmoker              33.00
    65               Female                     Nonsmoker              45.00
    75               Female                     Nonsmoker              44.00
    25               Female                      Smoker                16.00
    35               Female                      Smoker                20.00
    45               Female                      Smoker                26.00
    55               Female                      Smoker                37.00
    65               Female                      Smoker                46.00
    75               Female                      Smoker                44.00

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

PRIVACY NOTICE

                                                                   REV. 04/2014

        WHAT DO AMERICAN GENERAL LIFE INSURANCE COMPANY (AGL) AND THE UNITED FACTS STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (US LIFE) DO
        WITH YOUR PERSONAL INFORMATION?

        Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all
 WHY? sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

        The types of personal information we collect and share depend on the product or service you have with us. This information can include:
            .  Social Security number and Medical Information
 WHAT?      .  Income and Credit History
            .  Payment History and Employment Information
        When you are no longer our customer, we continue to share your information as described in this notice.

        All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the
 HOW? reasons financial companies can share their customers' personal information; the reasons AGL and US Life choose to share; and whether you can limit this sharing.

 REASONS WE CAN SHARE YOUR PERSONAL       DO AGL & US LIFE  CAN YOU LIMIT THIS
 INFORMATION                              SHARE?            SHARING?
 FOR OUR EVERYDAY BUSINESS PURPOSES -           Yes                No
 such as to process your transactions,
 maintain your account(s), respond to
 court orders and legal investigations,
 or report to credit bureaus.

 FOR OUR MARKETING PURPOSES - to offer          Yes                No
 our products and services to you

 FOR JOINT MARKETING WITH OTHER                 Yes                No
 FINANCIAL COMPANIES

 FOR OUR AFFILIATES' EVERYDAY BUSINESS          Yes                No
 PURPOSES - information about your
 transactions and experiences

 FOR OUR AFFILIATES' EVERYDAY BUSINESS          No           We don't share
 PURPOSES - information about your
 creditworthiness

 FOR OUR AFFILIATES TO MARKET TO YOU            No           We don't share

 FOR NONAFFILIATES TO MARKET TO YOU             No           We don't share

           For AGL and US Life variable or index annuity contracts, call QUESTIONS? 1-800-445-7862 or write to us at:
           P. O. Box 15570, Amarillo, TX 79105-5570.
           For AGL and US Life variable universal life insurance policies (except for Executive Advantage policies), call 1-800-340-2765 or write to us at: P. O. Box 9318, Amarillo, TX 79105-9318.
           For AGL and US Life Executive Advantage variable universal life insurance policies, call 1-888-222-4943 (AGL) or 1-877-883-6596 (US
           Life) or write to us at: 2929 Allen Parkway - A35-50, Houston,
           TX 77019.
           For AGL and US Life single premium immediate variable annuity contracts, call 1-877-299-1724 or write to us at: Group Annuity Admin Department, 405 King Street, 4th Floor, Wilmington, DE 19801.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                                    Rev. 4/2014
                                                                         Page 2

 WHO WE ARE
 WHO IS PROVIDING THIS  American General Life Insurance Company and The United
 NOTICE?                States Life Insurance Company in the City of New York.

 WHAT WE DO
 HOW DO AGL & US        To protect your personal information from unauthorized
 LIFE PROTECT MY        access and use, we use security measures that comply
 PERSONAL INFORMATION?  with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to employees, representatives, agents, or selected third parties who have been trained to handle nonpublic personal information.

 HOW DO AGL & US        We collect your personal information, for example,
 LIFE COLLECT MY        when you
 PERSONAL INFORMATION?  .   Open an account or give us your contact information
                        .   Provide account information or make a wire transfer
                        .   Deposit money or close/surrender an account
                        We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

 WHY CAN'T I LIMIT ALL  Federal law gives you the right to limit only
 SHARING?               .   sharing for affiliates' everyday business purposes
                            - information about your creditworthiness
                        .   affiliates from using your information to market
                            to you
                        .   sharing for nonaffiliates to market to you
                        State laws may give you additional rights to limit sharing. See below for more on your rights under state law.

 DEFINITIONS
 AFFILIATES             Companies related by common ownership or control. They
                        can be financial and non-financial companies.
                        .   Our affiliates include the member companies of
                            American International Group, Inc.

 NONAFFILIATES          Companies not related by common ownership or control.
                        They can be financial and nonfinancial companies.
                        .   AGL & US Life do not share with nonaffiliates so
                            they can market to you.

 JOINT MARKETING        A formal agreement between nonaffiliated financial
                        companies that together market financial products or services to you.
                        .   Our joint marketing partners include companies
                            with which we jointly offer insurance products, such as a bank.

OTHER IMPORTANT INFORMATION

You have the right to see and, if necessary, correct personal data. This requires a written request, both to see your personal data and to request correction. We do not have to change our records if we do not agree with your correction, but we will place your statement in our file. If you would like a more detailed description of our information practices and your rights, please write us at the address indicated on the first page.

FOR VERMONT RESIDENTS ONLY. We will not share information we collect about you with nonaffiliated third parties, except as permitted by Vermont law, such as to process your transactions or to maintain your account. In addition, we will not share information about your creditworthiness with our affiliates except with your authorization.

FOR CALIFORNIA RESIDENTS ONLY. We will not share information we collect about you with nonaffiliated third parties, except as permitted by California law, such as to process your transactions or to maintain your account.

FOR NEVADA RESIDENTS ONLY. We are providing this notice pursuant to state law. You may be placed on our internal Do Not Call List by calling the numbers referenced in the Questions section. Nevada law requires that we also provide you with the following contact information: Bureau of Consumer Protection, Office of the Nevada Attorney General, 555 E. Washington St., Suite 3900, Las Vegas, NV 89101; Phone number: 702-486-3132; email: BCPIFO@ag.state.nv.us. You may contact our customer service department by calling or writing to us at the numbers and addresses referenced in the Questions section.

[LOGO OF AIG]

For additional information about the Executive Advantage(R) Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 1, 2014. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at 2929 Allen Parkway, A35-50, Houston, Texas 77019 or call us at 1-888-222-4943. You may also obtain the SAI from your AGL representative through which the Policies may be purchased. Additional information about the Executive Advantage Policies, including personalized illustrations of death benefits, cash surrender values, and account values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy Owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Policies issued by:
AMERICAN GENERAL LIFE INSURANCE COMPANY
2727-A Allen Parkway, Houston, Texas 77019

EXECUTIVE ADVANTAGE GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE Policy Form Number 11GVULD997 (sex distinct)
Endorsement Form Number 13GVUL08 (sex distinct)
Merger Endorsement Form Number L8204

Not available in the state of New York

DISTRIBUTED BY AIG CAPITAL SERVICES, INC.
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company ("AGL") are its responsibility. AGL is responsible for its own financial condition and contractual obligations and is a member of American International Group, Inc. ("AIG"). The commitments under the Policies are AGL's and AIG has no legal obligation to back those commitments. AGL does not solicit business in the state of New York. The Policies are not available in all states.

 (C) 2014. American International Group, Inc. All
   Rights Reserved                                     ICA File No. 811-04867

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT II

                            EXECUTIVE ADVANTAGE(R)

           GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                                   POLICIES

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                2929 ALLEN PARKWAY - A35-50, HOUSTON, TX 77019

                           TELEPHONE: 1-800-222-4943

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2014

      This Statement of Additional Information ("SAI") is not a prospectus. It should read in conjunction with the prospectus for American General Life Insurance Company Separate Account II (the "Separate Account" or "Separate Account II") dated May 1, 2014, describing the Executive Advantage group flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The description of the Policy or Policies in the related prospectus is fully applicable to your certificate and the use of the word "Policy" or "Policies" in this SAI includes such certificate. The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL" or "Company") at the address or telephone number given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

GENERAL INFORMATION........................................................ 3

      AGL.................................................................. 3
      Separate Account II.................................................. 3
      National Union Fire Insurance Company of Pittsburgh, Pa.............. 4

SERVICES................................................................... 4

DISTRIBUTION OF THE POLICIES............................................... 4

PERFORMANCE INFORMATION.................................................... 5

ADDITIONAL INFORMATION ABOUT THE POLICIES.................................. 6

            Gender neutral policies........................................ 6
            Cost of insurance rates........................................ 6
            Special purchase plans......................................... 6
            Underwriting procedures and cost of insurance charges.......... 6
            Certain arrangements........................................... 7
      Guaranteed Investment Option......................................... 7
      Adjustments to Death Benefit......................................... 7
            Suicide........................................................ 8
            Wrong age or gender............................................ 8
            Death during grace period...................................... 8

ACTUARIAL EXPERT........................................................... 8

MATERIAL CONFLICTS......................................................... 8

FINANCIAL STATEMENTS....................................................... 9

      Separate Account Financial Statements................................ 9
      AGL Consolidated Financial Statements................................ 9
      National Union Statutory Basis Financial Statements.................. 9
      American International Group, Inc. Financial Information............. 9

                              GENERAL INFORMATION

AGL

      We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of the State of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

      AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

      American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including AGL. The commitments under the Contracts are AGL's, and AIG has no legal obligation to back those commitments.

      On December 31, 2012, American General Life Insurance Company of Delaware ("AGLD"), an affiliate of AGL, merged with and into AGL. Prior to this date, the Policies were issued by AGLD.

SEPARATE ACCOUNT II

      We hold the Fund shares in which any of your accumulation value is invested in Separate Account II. Separate Account II is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. Prior to December 31, 3012, Separate Account II ("Separate Account") was a separate account of AGLD, created on June 5, 1986. On December 31, 2012, and in conjunction with the merger of AGL and AGLD, the Separate Account was transferred to and became a separate account of AGL under Texas law.

      For record keeping and financial reporting purposes, Separate Account II is divided into 91 separate "divisions," 35 of which are available under the Policies offered by the Policy prospectus as variable "investment options." Eight of these 35 divisions and the remaining 56 divisions are offered under other AGL policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

      The assets in Separate Account II are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

      All references in this SAI to National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") apply only to Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

      National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly-owned subsidiary of AIG and an affiliate of AGL.

                                   SERVICES

      The Policies were issued by AGLD. AGLD and American General Life Companies, LLC ("AGLC") were previously parties to a services agreement. AGL and AGLC (prior to its merger) were both wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC was a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address was 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provided shared services to AGL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2011, AGLD paid AGLC for these services $71,358,073.

      AGLC was merged into AGL at the end of 2011. AGL now provides all of the services that were previously provided by AGLC. During 2013 and 2012, AGL paid AIG for these services $89,508,560 and $30,173,049, respectively.

      We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE POLICIES

      The Policies are offered on a continuous basis through AIG Capital Services, Inc. ("ACS"), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. ACS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority ("FINRA"). The Company and ACS are each an indirect, wholly owned subsidiary of AIG. No underwriting fees are paid in connection with the distribution of the policies.

      We and ACS have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

      Commissions may be paid based on premiums paid for Policies sold. Other expense reimbursements, allowances, and overrides may also be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. Additional payments may be made for administrative or other services not directly related to the sale of the Policies.

      We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

      . 24% of premiums paid in the first Policy year up to the Target Premium and 4% of premiums in excess of the Target Premium;

      . 11% of premiums paid in Policy years 2 through 4 up to the Target Premium and 4% of premiums in excess of the Target Premium;

      . 4% of premiums paid in Policy years 5 through 7 up to the Target Premium and 4% of premiums in excess of the Target Premium;

      . 3% of premiums paid in Policy years 8 through 15 up to the Target Premium and 2% of premiums in excess of the Target Premium;

      . 2% of premiums paid beginning in the 16th Policy year up to the Target Premium and 2% of premiums paid beginning in the 16th Policy year in excess of the Target Premium;

      . Trail commission of 0.20% annual in Policy years 8 through 15, of each Policy's accumulation value (reduced by any outstanding loans); and

      . Trail commission of 0.10% annual beginning in the 16th Policy year, of each Policy's accumulation value (reduced by any outstanding loans).

      Target Premium is the maximum amount of premium to which the first year commission rate applies.

                            PERFORMANCE INFORMATION

      From time to time, we may quote performance information for the divisions of the Separate Account in advertisements, sales literature, or reports to owners or prospective investors.

      We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

      We may compare a division's performance to that of other variable universal life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                   ADDITIONAL INFORMATION ABOUT THE POLICIES

      The purpose of this section is to provide you with information to help clarify certain discussion found in the related prospectus. Many topics, such as Policy sales loads and increases in your Policy's death benefit, have been fully described in the related prospectus. For any topics that we do not discuss in this SAI, please see the related prospectus.

      Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

      Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

      Special purchase plans. Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

      Underwriting procedures and cost of insurance charges. Cost of insurance charges for the Policies will not be the same for all Policy owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy owner pays a cost of insurance charge related to the insured's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the insured and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all insureds would discriminate unfairly in favor of those insureds representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among insureds, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

      Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment-related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

      Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. These amounts will not be paid by the Funds or Policy owners.

GUARANTEED INVESTMENT OPTION

      Under the Policy, you may currently allocate your Account Value to the Guaranteed Account. In addition, if you request a loan, we will allocate part of your Account Value to the Loan Account which is part of the Guaranteed Account. Unlike the Separate Account, the assets in the Guaranteed Account may be used to pay any liabilities of AGL in addition to those arising from the Policies.

      We may treat each allocation and transfer separately for purposes of crediting interest and making deductions from the Guaranteed Account.

      All of your Account Value held in the Guaranteed Account will earn interest at a rate we determine in our sole discretion. This rate will never be less than 4% per year compounded annually. The Loan Account portion of your Account Value may earn a different interest rate than the remaining portion of your Account Value in the Guaranteed Account.

      We will deduct any transfers, partial surrenders or any policy expenses from the Guaranteed Account and your variable investment options on a pro rata basis, unless you provide other directions. No portion of the Loan Account may be used for this purpose.

      If we must pay any part of the proceeds for a loan, partial surrender or full surrender from the Guaranteed Account, we may defer the payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 30 days or more, we will pay interest on the amount we deferred at a rate of 4% per year, compounded annually, until we make payment.

ADJUSTMENTS TO DEATH BENEFIT

      Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

      A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

      Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

      Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                               ACTUARIAL EXPERT

      Actuarial matters have been examined by Melissa Brown, who is an actuary of AGL. An opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                              MATERIAL CONFLICTS

      We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

      .      state insurance law or federal income tax law changes;

      .      investment management of an investment portfolio changes; or

      . voting instructions given by owners of variable universal life insurance policies and variable annuity contracts differ.

      The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

      If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

      When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                             FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for Separate Account II and AGL. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of AIG and National Union.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

      The financial statements of Separate Account II as of December 31, 2013 and the results of its operations and the changes in its net assets for each of the periods indicated, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AGL CONSOLIDATED FINANCIAL STATEMENTS

      The consolidated financial statements of AGL as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

NATIONAL UNION STATUTORY BASIS FINANCIAL STATEMENTS

      The statutory financial statements of National Union as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

      On February 18, 2014, American International Group, Inc. and the Company entered into an Amended and Restated Unconditional Capital Maintenance Agreement. As a result, the financial statements of American International Group, Inc. are incorporated by reference below. American International Group, Inc. does not underwrite any contracts referenced herein.

      The following financial statements are incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

      . Consolidated Financial Statements and Financial Statement Schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) which appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2013.

      The following financial statements are also incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting:

      . Consolidated Financial Statements of AIA Group Limited incorporated by reference to American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2013.

      American International Group, Inc. does not underwrite any insurance policy referenced herein.

      The financial statements of the life companies listed above should be considered only as bearing on the ability of AGL to meet its obligations under the contracts.

      You should only consider the statutory financial statements of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") that we include in the Statement of Additional Information as bearing on the ability of National Union, as guarantor, to meet its obligations under the guarantee of insurance obligations under Policies issued prior to December 29, 2006, at 4:00 p.m. Eastern Time ("Point of Termination"). Policies with an issue date after the Point of Termination are not covered by the National Union guarantee.

[LOGO OF AIG]










                                                            Separate Account II
                                              Variable Universal Life Insurance






                                                                           2013



                                                                  Annual Report


                                                              December 31, 2013

[LETTERHEAD OF PRICEWATERHOUSECOOPERS LLP]

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
American General Life Insurance Company and Contract Owners of
American General Life Insurance Company Separate Account II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of the American General Life Insurance Company Separate Account II at
December 31, 2013, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of American General Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2013 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 25, 2014

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY


STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2013


                                                                                            Due from (to)
                                                                         Investment        American General
                                                                       securities - at      Life Insurance
 Sub-accounts                                                            fair value            Company          NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
 AllianceBernstein Balanced Wealth Strategy Portfolio - Class A       $          163,847      $       -     $          163,847
 AllianceBernstein Global Thematic Growth Portfolio - Class A                  1,131,561              -              1,131,561
 AllianceBernstein Growth and Income Portfolio - Class A                       1,799,051              -              1,799,051
 AllianceBernstein Growth Portfolio - Class A                                  1,716,771              -              1,716,771
 AllianceBernstein Intermediate Bond Portfolio - Class A                          41,856              -                 41,856
 AllianceBernstein Large Cap Growth Portfolio - Class A                        1,006,398              -              1,006,398
 AllianceBernstein Real Estate Investment Portfolio - Class A                    639,139              -                639,139
 AllianceBernstein Small Cap Growth Portfolio - Class A                          477,872              -                477,872
 American Century VP Capital Appreciation Fund - Class I                         354,482              -                354,482
 American Century VP Income & Growth Fund - Class I                              155,565              -                155,565
 Anchor Series Trust Asset Allocation Portfolio - Class 1                        335,906              -                335,906
 Anchor Series Trust Capital Appreciation Portfolio - Class 1                  3,348,147              -              3,348,147
 Anchor Series Trust Government and Quality Bond Portfolio - Class 1             429,633              -                429,633
 Anchor Series Trust Growth Portfolio - Class 1                                1,290,624              -              1,290,624
 Anchor Series Trust Natural Resources Portfolio - Class 1                       829,348              -                829,348
 Dreyfus Stock Index Fund, Inc. - Initial Shares                               4,149,200              -              4,149,200
 Fidelity VIP Asset Manager Portfolio - Initial Class                          1,106,778              -              1,106,778
 Fidelity VIP Contrafund Portfolio - Initial Class                             2,206,136              -              2,206,136
 Fidelity VIP Growth Portfolio - Initial Class                                 3,727,998              -              3,727,998
 Fidelity VIP High Income Portfolio - Initial Class                              661,961              -                661,961
 Fidelity VIP Investment Grade Bond Portfolio - Initial Class                    682,418              -                682,418
 Fidelity VIP Money Market Portfolio - Initial Class                           2,305,684              -              2,305,684
 Fidelity VIP Overseas Portfolio - Initial Class                                 381,343              -                381,343
 Franklin Templeton Templeton Foreign Securities Fund - Class 2                  983,163              -                983,163
 Invesco Van Kampen V.I. Capital Growth Fund - Series I                          579,648              -                579,648
 Invesco V.I. International Growth Fund - Series I                               867,164              -                867,164
 JPMorgan Insurance Trust Core Bond Portfolio - Class 1                           70,716              -                 70,716
 JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1                        173,328              -                173,328
 Neuberger Berman AMT Large Cap Value Portfolio - Class I                        158,109              -                158,109
 Neuberger Berman AMT Short Duration Bond Portfolio - Class I                     58,313              -                 58,313
 Oppenheimer Global Securities Fund/VA - Non-Service Shares                      509,365              -                509,365
 Oppenheimer Main Street Fund/VA - Non-Service Shares                            466,995              -                466,995
 PIMCO VIT Real Return Portfolio - Administrative Class                                -              -                      -
 SunAmerica Aggressive Growth Portfolio - Class 1                              2,030,632              -              2,030,632
 SunAmerica Alliance Growth Portfolio - Class 1                                3,231,380              -              3,231,380
 SunAmerica Balanced Portfolio - Class 1                                       1,153,755              -              1,153,755
 SunAmerica Blue Chip Growth Portfolio - Class 1                                  45,142              -                 45,142
 SunAmerica Capital Growth Portfolio - Class 1                                    43,114              -                 43,114
 SunAmerica Cash Management Portfolio - Class 1                                1,036,305              -              1,036,305
 SunAmerica Corporate Bond Portfolio - Class 1                                   339,848              -                339,848
 SunAmerica Davis Venture Value Portfolio - Class 1                            1,887,310              -              1,887,310
 SunAmerica "Dogs" of Wall Street Portfolio - Class 1                            362,049              -                362,049
 SunAmerica Emerging Markets Portfolio - Class 1                                 747,543              -                747,543
 SunAmerica Equity Opportunities Portfolio - Class 1                             434,728              -                434,728
 SunAmerica Fundamental Growth Portfolio - Class 1                               857,221              -                857,221
 SunAmerica Global Bond Portfolio - Class 1                                      404,925              -                404,925
 SunAmerica Global Equities Portfolio - Class 1                                  505,984              -                505,984
 SunAmerica Growth Opportunities Portfolio - Class 1                             139,218              -                139,218

                            See accompanying notes.

                                   VA II - 2

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY


STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED
DECEMBER 31, 2013


                                                                                          Due from (to)
                                                                       Investment        American General
                                                                     securities - at      Life Insurance
 Sub-accounts                                                          fair value            Company          NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
 SunAmerica Growth-Income Portfolio - Class 1                       $        2,338,428      $       -     $        2,338,428
 SunAmerica High-Yield Bond Portfolio - Class 1                                282,368              -                282,368
 SunAmerica International Diversified Equities Portfolio - Class 1             442,387              -                442,387
 SunAmerica International Growth and Income Portfolio - Class 1                682,295              -                682,295
 SunAmerica Marsico Focused Growth Portfolio - Class 1                         672,518              -                672,518
 SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1              619,552              -                619,552
 SunAmerica MFS Total Return Portfolio - Class 1                               874,014              -                874,014
 SunAmerica Mid-Cap Growth Portfolio - Class 1                               2,659,783              -              2,659,783
 SunAmerica Real Estate Portfolio - Class 1                                    423,485              -                423,485
 SunAmerica Technology Portfolio - Class 1                                      87,540              -                 87,540
 SunAmerica Telecom Utility Portfolio - Class 1                                466,357              -                466,357
 SunAmerica Total Return Bond Portfolio - Class 1                              205,183              -                205,183
 UIF Mid Cap Growth Portfolio - Class I Shares                                 917,792              -                917,792
 VALIC Company I International Equities Fund                                         -              -                      -
 VALIC Company I Small Cap Index Fund                                          225,330              -                225,330
 Van Eck VIP Emerging Markets Fund - Initial Class                             309,658              -                309,658
 Van Eck VIP Global Hard Assets Fund - Initial Class                           247,801              -                247,801

                            See accompanying notes.

                                   VA II - 3

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

                                  A            B          A+B=C          D              E             F              C+D+E+F


                                         Mortality and                                          Net change in
                                          expense risk     NET      Net realized  Capital gain    unrealized        INCREASE
                              Dividends       and       INVESTMENT  gain (loss)   distributions  appreciation   (DECREASE) IN NET
                             from mutual administrative   INCOME         on        from mutual  (depreciation)  ASSETS RESULTING
 Sub-accounts                   funds       charges       (LOSS)    investments       funds     of investments   FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
 AllianceBernstein Balanced
  Wealth Strategy Portfolio
  - Class A                   $    3,881  $     (1,570) $    2,311  $     14,012   $          -   $      9,533   $        25,856
 AllianceBernstein Global
  Thematic Growth Portfolio
  - Class A                        2,835        (9,040)     (6,205)         (458)             -        218,463           211,800
 AllianceBernstein Growth
  and Income Portfolio -
  Class A                         21,832       (14,559)      7,273        67,319              -        389,773           464,365
 AllianceBernstein Growth
  Portfolio - Class A              4,261       (13,830)     (9,569)       48,599              -        400,356           439,386
 AllianceBernstein
  Intermediate Bond
  Portfolio - Class A              1,573          (391)      1,182          (254)         1,276         (3,553)           (1,349)
 AllianceBernstein Large
  Cap Growth Portfolio -
  Class A                            644        (7,438)     (6,794)       41,435              -        244,348           278,989
 AllianceBernstein Money
  Market Portfolio - Class A           -             -           -             -              -              -                 -
 AllianceBernstein Real
  Estate Investment
  Portfolio - Class A             11,521        (5,497)      6,024        (1,532)        79,879        (66,227)           18,144
 AllianceBernstein Small
  Cap Growth Portfolio -
  Class A                              -        (3,529)     (3,529)       10,847         62,763         77,045           147,126
 American Century VP
  Capital Appreciation Fund
  - Class I                            -        (2,369)     (2,369)        2,065         11,775         70,625            82,096
 American Century VP
  Income & Growth Fund -
  Class I                          3,584        (1,245)      2,339        16,408              -         30,457            49,204
 Anchor Series Trust Asset
  Allocation Portfolio -
  Class 1                          8,754        (2,513)      6,241        16,571              -         30,021            52,833
 Anchor Series Trust
  Capital Appreciation
  Portfolio - Class 1                  -       (22,354)    (22,354)       86,651        337,368        488,375           890,040
 Anchor Series Trust
  Government and Quality
  Bond Portfolio - Class 1        11,290        (3,422)      7,868          (416)         4,348        (24,873)          (13,073)
 Anchor Series Trust Growth
  Portfolio - Class 1              8,827        (8,329)        498        21,917              -        304,808           327,223
 Anchor Series Trust
  Natural Resources
  Portfolio - Class 1              8,040        (5,881)      2,159       (71,812)             -        111,429            41,776
 BlackRock Basic Value V.I.
  Fund - Class I                       -             -           -             -              -              -                 -
 Dreyfus Stock Index Fund,
  Inc. - Initial Shares           70,441       (32,836)     37,605       167,146         43,670        780,481         1,028,902
 Fidelity VIP Asset Manager
  Portfolio - Initial Class       16,740        (9,021)      7,719        15,361          2,598        119,822           145,500
 Fidelity VIP Contrafund
  Portfolio - Initial Class       21,519       (16,368)      5,151       129,228            573        417,594           552,546
 Fidelity VIP Growth
  Portfolio - Initial Class        9,610       (28,518)    (18,908)       87,532          2,288        923,834           994,746
 Fidelity VIP High Income
  Portfolio - Initial Class       38,184        (5,263)     32,921           (98)             -         (3,061)           29,762
 Fidelity VIP Index 500
  Portfolio - Initial Class            -             -           -             -              -              -                 -
 Fidelity VIP Investment
  Grade Bond Portfolio -
  Initial Class                   16,523        (6,243)     10,280        (7,970)         8,475        (29,290)          (18,505)
 Fidelity VIP Money Market
  Portfolio - Initial Class          634       (17,468)    (16,834)            -              -              -           (16,834)
 Fidelity VIP Overseas
  Portfolio - Initial Class        4,737        (2,963)      1,774         3,612          1,298         79,250            85,934
 Franklin Templeton
  Templeton Foreign
  Securities Fund - Class 2       20,579          (632)     19,947           937              -        167,275           188,159
 Invesco V.I. Capital
  Appreciation Fund -
  Series I                             -             -           -             -              -              -                 -
 Invesco V.I. International
  Growth Fund - Series I          10,389        (7,132)      3,257        22,358              -        115,976           141,591
 Invesco Van Kampen V.I.
  Capital Growth Fund -
  Series I                         2,164        (4,154)     (1,990)        5,051              -        161,265           164,326
 JPMorgan Insurance Trust
  Core Bond Portfolio -
  Class 1                          4,092          (630)      3,462        (1,253)             -         (4,343)           (2,134)
 JPMorgan Insurance Trust
  U.S. Equity Portfolio -
  Class 1                          1,897        (1,123)        774         2,747              -         41,461            44,982
 Neuberger Berman AMT Large
  Cap Value Portfolio -
  Class I                          1,671        (1,077)        594         3,144              -         33,879            37,617
 Neuberger Berman AMT Short
  Duration Bond Portfolio -
  Class I                          1,245          (471)        774        (1,410)             -            703                67
 Oppenheimer Global
  Securities Fund/VA -
  Non-Service Shares               6,384        (3,569)      2,815        18,315              -         90,770           111,900
 Oppenheimer Main Street
  Fund/VA - Non-Service
  Shares                           4,759        (3,225)      1,534        13,843              -         99,934           115,311
 PIMCO VIT Real Return
  Portfolio -
  Administrative Class                44           (45)         (1)        6,889              -         (6,891)               (3)
 SunAmerica Aggressive
  Growth Portfolio - Class 1           -       (13,262)    (13,262)       66,264              -        559,390           612,392
 SunAmerica Alliance Growth
  Portfolio - Class 1              7,906       (21,340)    (13,434)      103,914              -        800,669           891,149
 SunAmerica Balanced
  Portfolio - Class 1             16,227        (7,903)      8,324        22,300              -        146,797           177,421
 SunAmerica Blue Chip
  Growth Portfolio - Class 1         149          (310)       (161)        1,105          3,257          7,676            11,877
 SunAmerica Capital Growth
  Portfolio - Class 1                317          (287)         30           603              -          8,958             9,591
 SunAmerica Cash Management
  Portfolio - Class 1                  -        (8,671)     (8,671)       (2,810)             -           (215)          (11,696)
 SunAmerica Corporate Bond
  Portfolio - Class 1             15,653        (2,869)     12,784         1,479          4,292        (16,545)            2,010
 SunAmerica Davis Venture
  Value Portfolio - Class 1       20,265       (12,767)      7,498        37,460        100,571        333,055           478,584
 SunAmerica "Dogs" of Wall
  Street Portfolio - Class 1       5,181        (2,539)      2,642        18,907              -         77,707            99,256
 SunAmerica Emerging
  Markets Portfolio -
  Class 1                          3,996        (5,319)     (1,323)      (13,741)             -        (17,413)          (32,477)
 SunAmerica Equity
  Opportunities Portfolio -
  Class 1                          2,164        (2,803)       (639)        8,154              -         92,257            99,772
 SunAmerica Fundamental
  Growth Portfolio - Class 1           -        (5,664)     (5,664)       28,427              -        211,901           234,664
 SunAmerica Global Bond
  Portfolio - Class 1              4,720        (2,997)      1,723        (2,653)         3,481        (20,709)          (18,158)

                            See accompanying notes.

                                   VA II - 4

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2013

                                  A            B          A+B=C          D              E             F              C+D+E+F


                                         Mortality and                                          Net change in
                                          expense risk     NET      Net realized  Capital gain    unrealized        INCREASE
                              Dividends       and       INVESTMENT  gain (loss)   distributions  appreciation   (DECREASE) IN NET
                             from mutual administrative   INCOME         on        from mutual  (depreciation)  ASSETS RESULTING
 Sub-accounts                   funds       charges       (LOSS)    investments       funds     of investments   FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
 SunAmerica Global Equities
  Portfolio - Class 1         $    2,304  $     (3,128) $     (824) $      7,504   $          -   $     87,782   $        94,462
 SunAmerica Growth
  Opportunities Portfolio -
  Class 1                              -          (921)       (921)        2,499          7,494         29,253            38,325
 SunAmerica Growth-Income
  Portfolio - Class 1             31,938       (15,750)     16,188        59,874         39,246        440,858           556,166
 SunAmerica High-Yield Bond
  Portfolio - Class 1             16,064        (2,098)     13,966         3,010              -          1,828            18,804
 SunAmerica International
  Diversified Equities
  Portfolio - Class 1             11,143        (3,132)      8,011         5,322              -         61,937            75,270
 Summary of Changes in
  Units for the year ended
  December 31, 2012.              12,871        (4,676)      8,195        10,950              -        102,049           121,194
 SunAmerica Marsico Focused
  Growth Portfolio - Class 1       1,311        (4,643)     (3,332)       19,148         18,015        144,730           178,561
 SunAmerica MFS
  Massachusetts Investors
  Trust Portfolio - Class 1        3,472        (4,089)       (617)       10,890         11,024        124,806           146,103
 SunAmerica MFS Total
  Return Portfolio - Class 1      19,819        (6,104)     13,715        15,004              -        106,209           134,928
 SunAmerica Mid-Cap Growth
  Portfolio - Class 1                  -       (17,223)    (17,223)       82,069              -        730,715           795,561
 SunAmerica Real Estate
  Portfolio - Class 1              5,499        (3,571)      1,928        14,664              -        (27,762)          (11,170)
 SunAmerica Technology
  Portfolio - Class 1                  -          (637)       (637)        2,831              -         16,439            18,633
 SunAmerica Telecom Utility
  Portfolio - Class 1             10,434        (3,255)      7,179        11,049              -         56,410            74,638
 SunAmerica Total Return
  Bond Portfolio - Class 1         3,266        (1,853)      1,413           157          2,927        (15,166)          (10,669)
 UIF Mid Cap Growth
  Portfolio - Class I Shares       2,836          (636)      2,200           876         17,598        197,257           217,931
 VALIC Company I
  International Equities
  Fund                                 -          (241)       (241)       20,726              -           (948)           19,537
 VALIC Company I Small Cap
  Index Fund                           -          (198)       (198)        2,069              -         61,922            63,793
 Van Eck VIP Emerging
  Markets Fund - Initial
  Class                            4,900        (2,820)      2,080         3,677              -         28,206            33,963
 Van Eck VIP Global Hard
  Assets Fund - Initial
  Class                            1,747        (2,257)       (510)       (7,452)         4,994         24,819            21,851

                            See accompanying notes.

                                   VA II - 5

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY


SCHEDULES OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2013


                                                                      Net Asset
                                                                      Value Per   Value of Shares  Cost of Shares
 Sub-accounts                                            Shares         Share      at Fair Value        Held          Level /(1)/
---------------------------------------------------------------------------------------------------------------------------------
 AllianceBernstein Balanced Wealth Strategy Portfolio -
   Class A                                                   11,899  $      13.77 $        163,847  $     136,367       1
 AllianceBernstein Global Thematic Growth Portfolio -
   Class A                                                   54,533         20.75        1,131,561        993,138       1
 AllianceBernstein Growth and Income Portfolio - Class A     64,714         27.80        1,799,051      1,133,590       1
 AllianceBernstein Growth Portfolio - Class A                55,326         31.03        1,716,771      1,087,103       1
 AllianceBernstein Intermediate Bond Portfolio - Class A      3,730         11.22           41,856         45,849       1
 AllianceBernstein Large Cap Growth Portfolio - Class A      23,525         42.78        1,006,398        642,198       1
 AllianceBernstein Real Estate Investment Portfolio -
   Class A                                                   57,168         11.18          639,139        678,722       1
 AllianceBernstein Small Cap Growth Portfolio - Class A      20,361         23.47          477,872        355,111       1
 American Century VP Capital Appreciation Fund - Class I     19,392         18.28          354,482        269,697       1
 American Century VP Income & Growth Fund - Class I          16,965          9.17          155,565        102,138       1
 Anchor Series Trust Asset Allocation Portfolio -
   Class 1                                                   20,726         16.21          335,906        277,838       1
 Anchor Series Trust Capital Appreciation Portfolio -
   Class 1                                                   67,995         49.24        3,348,147      2,531,653       1
 Anchor Series Trust Government and Quality Bond
   Portfolio - Class 1                                       29,197         14.71          429,633        446,810       1
 Anchor Series Trust Growth Portfolio - Class 1              43,980         29.35        1,290,624        888,784       1
 Anchor Series Trust Natural Resources Portfolio -
   Class 1                                                   35,010         23.69          829,348      1,022,763       1
 Dreyfus Stock Index Fund, Inc. - Initial Shares            101,596         40.84        4,149,200      3,024,149       1
 Fidelity VIP Asset Manager Portfolio - Initial Class        64,198         17.24        1,106,778        943,451       1
 Fidelity VIP Contrafund Portfolio - Initial Class           64,225         34.35        2,206,136      1,509,624       1
 Fidelity VIP Growth Portfolio - Initial Class               65,243         57.14        3,727,998      2,356,202       1
 Fidelity VIP High Income Portfolio - Initial Class         114,131          5.80          661,961        665,688       1
 Fidelity VIP Investment Grade Bond Portfolio - Initial
   Class                                                     55,212         12.36          682,418        733,317       1
 Fidelity VIP Money Market Portfolio - Initial Class      2,305,684          1.00        2,305,684      2,305,684       1
 Fidelity VIP Overseas Portfolio - Initial Class             18,476         20.64          381,343        298,486       1
 Franklin Templeton Templeton Foreign Securities Fund -
   Class 2                                                   57,028         17.24          983,163        815,888       1
 Invesco V.I. International Growth Fund - Series I           24,552         35.32          867,164        681,327       1
 Invesco Van Kampen V.I. Capital Growth Fund - Series I      11,449         50.63          579,648        428,519       1
 JPMorgan Insurance Trust Core Bond Portfolio - Class 1       6,377         11.09           70,716         72,979       1
 JPMorgan Insurance Trust U.S. Equity Portfolio -
   Class 1                                                    7,310         23.71          173,328        112,386       1
 Neuberger Berman AMT Large Cap Value Portfolio -
   Class I                                                   10,513         15.04          158,109        113,206       1
 Neuberger Berman AMT Short Duration Bond Portfolio -
   Class I                                                    5,409         10.78           58,313         59,646       1
 Oppenheimer Global Securities Fund/VA - Non-Service
   Shares                                                    12,466         40.86          509,365        365,750       1
 Oppenheimer Main Street Fund/VA - Non-Service Shares        14,949         31.24          466,995        306,228       1
 PIMCO VIT Real Return Portfolio - Administrative Class           -         12.60                -              -       1
 SunAmerica Aggressive Growth Portfolio - Class 1           125,993         16.12        2,030,632      1,221,053       1
 SunAmerica Alliance Growth Portfolio - Class 1              91,207         35.43        3,231,380      2,053,826       1
 SunAmerica Balanced Portfolio - Class 1                     60,879         18.95        1,153,755        888,402       1
 SunAmerica Blue Chip Growth Portfolio - Class 1              4,741          9.52           45,142         34,447       1
 SunAmerica Capital Growth Portfolio - Class 1                3,490         12.36           43,114         29,463       1
 SunAmerica Cash Management Portfolio - Class 1              97,876         10.59        1,036,305      1,041,074       1
 SunAmerica Corporate Bond Portfolio - Class 1               25,542         13.31          339,848        345,708       1
 SunAmerica Davis Venture Value Portfolio - Class 1          65,779         28.69        1,887,310      1,491,046       1
 SunAmerica "Dogs" of Wall Street Portfolio - Class 1        28,321         12.78          362,049        232,951       1
 SunAmerica Emerging Markets Portfolio - Class 1             95,480          7.83          747,543        812,138       1
 SunAmerica Equity Opportunities Portfolio - Class 1         24,980         17.40          434,728        288,561       1
 SunAmerica Fundamental Growth Portfolio - Class 1           34,571         24.80          857,221        566,056       1
 SunAmerica Global Bond Portfolio - Class 1                  36,428         11.12          404,925        443,325       1
 SunAmerica Global Equities Portfolio - Class 1              27,818         18.19          505,984        388,489       1
 SunAmerica Growth Opportunities Portfolio - Class 1         13,511         10.30          139,218         96,560       1
 SunAmerica Growth-Income Portfolio - Class 1                78,303         29.86        2,338,428      1,547,666       1
 SunAmerica High-Yield Bond Portfolio - Class 1              47,051          6.00          282,368        266,037       1
 SunAmerica International Diversified Equities
   Portfolio - Class 1                                       42,805         10.34          442,387        369,175       1
 SunAmerica International Growth and Income Portfolio -
   Class 1                                                   63,273         10.78          682,295        543,740       1
 SunAmerica Marsico Focused Growth Portfolio - Class 1       53,127         12.66          672,518        482,780       1
 SunAmerica MFS Massachusetts Investors Trust Portfolio
   - Class 1                                                 29,930         20.70          619,552        415,467       1

                            See accompanying notes.

                                   VA II - 6

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY


SCHEDULES OF PORTFOLIO INVESTMENTS - CONTINUED
DECEMBER 31, 2013

                                                                      Net Asset
                                                                      Value Per   Value of Shares  Cost of Shares
 Sub-accounts                                            Shares         Share      at Fair Value        Held          Level /(1)/
---------------------------------------------------------------------------------------------------------------------------------
 SunAmerica MFS Total Return Portfolio - Class 1             47,972  $      18.22 $        874,014  $     707,431       1
 Summary of Changes in Units for the year ended
   December 31, 2012.                                       150,985         17.62        2,659,783      1,674,319       1
 SunAmerica Real Estate Portfolio - Class 1                  29,978         14.13          423,485        366,322       1
 SunAmerica Technology Portfolio - Class 1                   23,866          3.67           87,540         68,159       1
 SunAmerica Telecom Utility Portfolio - Class 1              32,805         14.22          466,357        355,978       1
 SunAmerica Total Return Bond Portfolio - Class 1            23,498          8.73          205,183        212,739       1
 UIF Mid Cap Growth Portfolio - Class I Shares               63,691         14.41          917,792        734,076       1
 VALIC Company I International Equities Fund                      -          7.33                -              -       1
 VALIC Company I Small Cap Index Fund                        10,432         21.60          225,330        141,152       1
 Van Eck VIP Emerging Markets Fund - Initial Class           20,782         14.90          309,658        279,581       1
 Van Eck VIP Global Hard Assets Fund - Initial Class          7,894         31.39          247,801        265,578       1

/(1)/ Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

                            See accompanying notes.

                                   VA II - 7

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                               Sub-accounts
                                         ----------------------------------------------------------------------------------------
                                           AllianceBernstein     AllianceBernstein     AllianceBernstein     AllianceBernstein
                                            Balanced Wealth       Global Thematic          Growth and        Growth Portfolio -
                                          Strategy Portfolio -   Growth Portfolio -    Income Portfolio -         Class A
                                                Class A               Class A               Class A


FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)             $             2,311    $           (6,205)   $            7,273    $           (9,569)
 Net realized gain (loss) on investments               14,012                  (458)               67,319                48,599
 Capital gain distributions from mutual
   funds                                                    -                     -                     -                     -
 Net change in unrealized appreciation
   (depreciation) of investments                        9,533               218,463               389,773               400,356
                                         ---------------------- --------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from operations                             25,856               211,800               464,365               439,386
                                         ---------------------- --------------------- --------------------- ---------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to)
   other Sub-accounts or fixed rate
   option                                             (56,803)               92,475               200,036                99,243
 Cost of insurance                                    (25,516)              (94,557)             (146,738)             (150,265)
 Policy loans                                           1,811                (1,870)                  402                (4,733)
 Death benefits                                             -                (4,674)              (13,807)               (9,229)
 Withdrawals                                           (5,946)              (73,205)              (90,460)              (59,439)
                                         ---------------------- --------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from principal transactions                (86,454)              (81,831)              (50,567)             (124,423)
                                         ---------------------- --------------------- --------------------- ---------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (60,598)              129,969               413,798               314,963

NET ASSETS:
 Beginning of year                                    224,445             1,001,592             1,385,253             1,401,808
                                         ---------------------- --------------------- --------------------- ---------------------
 End of year                              $           163,847    $        1,131,561    $        1,799,051    $        1,716,771
                                         ====================== ===================== ===================== =====================


FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)             $             2,631    $           (9,132)   $            9,482    $          (12,716)
 Net realized gain (loss) on investments                1,600               (34,995)               54,333                54,082
 Capital gain distributions from mutual
   funds                                                    -                     -                     -                     -
 Net change in unrealized appreciation
   (depreciation) of investments                       21,831               173,542               155,063               148,560
                                         ---------------------- --------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from operations                             26,062               129,415               218,878               189,926
                                         ---------------------- --------------------- --------------------- ---------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to)
   other Sub-accounts or fixed rate
   option                                              23,727                49,692               109,867               103,320
 Cost of insurance                                    (32,012)             (105,860)             (144,356)             (154,639)
 Policy loans                                            (467)               (7,591)              (10,978)               (5,915)
 Death benefits                                             -                (1,346)               (7,483)               (7,583)
 Withdrawals                                           (7,669)             (135,251)             (154,246)             (236,635)
                                         ---------------------- --------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from principal transactions                (16,421)             (200,356)             (207,196)             (301,452)
                                         ---------------------- --------------------- --------------------- ---------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 9,641               (70,941)               11,682              (111,526)

NET ASSETS:
 Beginning of year                                    214,804             1,072,533             1,373,571             1,513,334
                                         ---------------------- --------------------- --------------------- ---------------------
 End of year                              $           224,445    $        1,001,592    $        1,385,253    $        1,401,808
                                         ====================== ===================== ===================== =====================

                            See accompanying notes.

                                   VA II - 8

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY


STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                Sub-accounts
                                           --------------------------------------------------------------------------------------


                                            AllianceBernstein     AllianceBernstein     AllianceBernstein     AllianceBernstein
                                            Intermediate Bond     Large Cap Growth        Money Market           Real Estate
                                           Portfolio - Class A   Portfolio - Class A   Portfolio - Class A       Investment
                                                                                                             Portfolio - Class A


FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)               $           1,182    $           (6,794)   $                -    $            6,024
 Net realized gain (loss) on investments                 (254)               41,435                     -                (1,532)
 Capital gain distributions from mutual
   funds                                                1,276                     -                     -                79,879
 Net change in unrealized appreciation
   (depreciation) of investments                       (3,553)              244,348                     -               (66,227)
                                           -------------------- --------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from operations                             (1,349)              278,989                     -                18,144
                                           -------------------- --------------------- --------------------- ---------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to)
   other Sub-accounts or fixed rate option              3,008                12,208                     -                19,027
 Cost of insurance                                     (5,755)              (68,269)                    -               (32,365)
 Policy loans                                              60                (6,357)                    -               (20,834)
 Death benefits                                             -                     -                     -                     -
 Withdrawals                                                -               (66,068)                    -               (43,717)
                                           -------------------- --------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from principal transactions                 (2,687)             (128,486)                    -               (77,889)
                                           -------------------- --------------------- --------------------- ---------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (4,036)              150,503                     -               (59,745)

NET ASSETS:
 Beginning of year                                     45,892               855,895                     -               698,884
                                           -------------------- --------------------- --------------------- ---------------------
 End of year                                $          41,856    $        1,006,398    $                -    $          639,139
                                           ==================== ===================== ===================== =====================


FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)               $           1,614    $           (4,477)   $             (496)   $            2,343
 Net realized gain (loss) on investments                   73                13,385                     -                 3,612
 Capital gain distributions from mutual
   funds                                                1,385                     -                     -                77,988
 Net change in unrealized appreciation
   (depreciation) of investments                         (768)              109,138                     -                34,578
                                           -------------------- --------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from operations                              2,304               118,046                  (496)              118,521
                                           -------------------- --------------------- --------------------- ---------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to)
   other Sub-accounts or fixed rate option              3,376                59,906              (168,053)               25,553
 Cost of insurance                                     (6,053)              (72,007)               (7,241)              (30,938)
 Policy loans                                            (878)               16,675                     -                 5,321
 Death benefits                                             -                (3,197)                    -                (1,501)
 Withdrawals                                           (3,379)              (17,861)                    -                (8,489)
                                           -------------------- --------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from principal transactions                 (6,934)              (16,484)             (175,294)              (10,054)
                                           -------------------- --------------------- --------------------- ---------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (4,630)              101,562              (175,790)              108,467

NET ASSETS:
 Beginning of year                                     50,522               754,333               175,790               590,417
                                           -------------------- --------------------- --------------------- ---------------------
 End of year                                $          45,892    $          855,895    $                -    $          698,884
                                           ==================== ===================== ===================== =====================

                            See accompanying notes.

                                   VA II - 9

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY


STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                  Sub-accounts
                                                ---------------------------------------------------------------------------------

                                                  AllianceBernstein    American Century    American Century     Anchor Series
                                                  Small Cap Growth        VP Capital         VP Income &         Trust Asset
                                                 Portfolio - Class A  Appreciation Fund -   Growth Fund -    Allocation Portfolio
                                                                            Class I            Class I            - Class 1


FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                    $           (3,529)   $          (2,369)   $        2,339    $           6,241
 Net realized gain (loss) on investments                     10,847                2,065            16,408               16,571
 Capital gain distributions from mutual funds                62,763               11,775                 -                    -
 Net change in unrealized appreciation
   (depreciation) of investments                             77,045               70,625            30,457               30,021
                                                --------------------- -------------------- ----------------- --------------------
Increase (decrease) in net assets resulting
 from operations                                            147,126               82,096            49,204               52,833
                                                --------------------- -------------------- ----------------- --------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to) other
   Sub-accounts or fixed rate option                         70,697               14,970           (22,449)              50,935
 Cost of insurance                                          (22,665)             (15,879)          (13,014)             (22,022)
 Policy loans                                                   463                   86               155                  (26)
 Death benefits                                                   -                    -                 -                    -
 Withdrawals                                                (15,353)              (1,129)           (5,675)             (72,066)
                                                --------------------- -------------------- ----------------- --------------------
Increase (decrease) in net assets resulting
 from principal transactions                                 33,142               (1,952)          (40,983)             (43,179)
                                                --------------------- -------------------- ----------------- --------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     180,268               80,144             8,221                9,654

NET ASSETS:
 Beginning of year                                          297,604              274,338           147,344              326,252
                                                --------------------- -------------------- ----------------- --------------------
 End of year                                     $          477,872    $         354,482    $      155,565    $         335,906
                                                ===================== ==================== ================= ====================


FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                    $           (2,893)   $          (2,061)   $        2,025    $           7,398
 Net realized gain (loss) on investments                     28,261                1,471             4,857                1,729
 Capital gain distributions from mutual funds                10,854               15,230                 -                    -
 Net change in unrealized appreciation
   (depreciation) of investments                             14,107               23,201            12,870               24,327
                                                --------------------- -------------------- ----------------- --------------------
Increase (decrease) in net assets resulting
 from operations                                             50,329               37,841            19,752               33,454
                                                --------------------- -------------------- ----------------- --------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to) other
   Sub-accounts or fixed rate option                         13,623               12,431            13,119               12,653
 Cost of insurance                                          (16,177)             (14,753)          (12,375)             (20,551)
 Policy loans                                                (2,732)              (3,809)           (2,487)              (1,976)
 Death benefits                                                   -               (1,459)                -                    -
 Withdrawals                                               (126,255)              (4,638)          (21,022)                   -
                                                --------------------- -------------------- ----------------- --------------------
Increase (decrease) in net assets resulting
 from principal transactions                               (131,541)             (12,228)          (22,765)              (9,874)
                                                --------------------- -------------------- ----------------- --------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (81,212)              25,613            (3,013)              23,580

NET ASSETS:
 Beginning of year                                          378,816              248,725           150,357              302,672
                                                --------------------- -------------------- ----------------- --------------------
 End of year                                     $          297,604    $         274,338    $      147,344    $         326,252
                                                ===================== ==================== ================= ====================

                            See accompanying notes.

                                  VA II - 10

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY


STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                Sub-accounts
                                            -------------------------------------------------------------------------------------

                                                Anchor Series         Anchor Series         Anchor Series        Anchor Series
                                                Trust Capital       Trust Government        Trust Growth         Trust Natural
                                                Appreciation        and Quality Bond     Portfolio - Class 1       Resources
                                             Portfolio - Class 1   Portfolio - Class 1                        Portfolio - Class 1


FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                $          (22,354)   $            7,868    $              498   $           2,159
 Net realized gain (loss) on investments                 86,651                  (416)               21,917             (71,812)
 Capital gain distributions from mutual
   funds                                                337,368                 4,348                     -                   -
 Net change in unrealized appreciation
   (depreciation) of investments                        488,375               (24,873)              304,808             111,429
                                            --------------------- --------------------- --------------------- -------------------
Increase (decrease) in net assets
 resulting from operations                              890,040               (13,073)              327,223              41,776
                                            --------------------- --------------------- --------------------- -------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to)
   other Sub-accounts or fixed rate option               93,856                27,649                86,664              94,861
 Cost of insurance                                     (184,375)              (54,286)              (84,974)            (48,281)
 Policy loans                                             4,225                (1,450)               21,665               1,583
 Death benefits                                          (6,413)                 (172)               (6,602)               (165)
 Withdrawals                                            (91,341)               (9,849)              (32,367)            (42,344)
                                            --------------------- --------------------- --------------------- -------------------
Increase (decrease) in net assets
 resulting from principal transactions                 (184,048)              (38,108)              (15,614)              5,654
                                            --------------------- --------------------- --------------------- -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 705,992               (51,181)              311,609              47,430

NET ASSETS:
 Beginning of year                                    2,642,155               480,814               979,015             781,918
                                            --------------------- --------------------- --------------------- -------------------
 End of year                                 $        3,348,147    $          429,633    $        1,290,624   $         829,348
                                            ===================== ===================== ===================== ===================


FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                $          (19,758)   $            7,174    $           (1,672)  $           2,665
 Net realized gain (loss) on investments                 55,922                 3,338               (21,370)           (111,320)
 Capital gain distributions from mutual
   funds                                                110,412                 6,400                     -              74,693
 Net change in unrealized appreciation
   (depreciation) of investments                        390,181                (2,861)              142,170              55,378
                                            --------------------- --------------------- --------------------- -------------------
Increase (decrease) in net assets
 resulting from operations                              536,757                14,051               119,128              21,416
                                            --------------------- --------------------- --------------------- -------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to)
   other Sub-accounts or fixed rate option              153,615                75,449                98,812              48,633
 Cost of insurance                                     (191,841)              (71,882)              (92,291)            (66,439)
 Policy loans                                             7,094               (40,238)                 (984)              9,529
 Death benefits                                               -                     -                  (473)             (2,659)
 Withdrawals                                           (294,580)              (20,607)              (75,422)            (54,704)
                                            --------------------- --------------------- --------------------- -------------------
Increase (decrease) in net assets
 resulting from principal transactions                 (325,712)              (57,278)              (70,358)            (65,640)
                                            --------------------- --------------------- --------------------- -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 211,045               (43,227)               48,770             (44,224)

NET ASSETS:
 Beginning of year                                    2,431,110               524,041               930,245             826,142
                                            --------------------- --------------------- --------------------- -------------------
 End of year                                 $        2,642,155    $          480,814    $          979,015   $         781,918
                                            ===================== ===================== ===================== ===================

                            See accompanying notes.

                                  VA II - 11

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY


STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                Sub-accounts
                                            -------------------------------------------------------------------------------------

                                               Dreyfus Stock     Fidelity VIP Asset       Fidelity VIP       Fidelity VIP Growth
                                             Index Fund, Inc. -  Manager Portfolio -       Contrafund        Portfolio - Initial
                                               Initial Shares       Initial Class      Portfolio - Initial          Class
                                                                                              Class

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                $          37,605    $           7,719    $            5,151    $          (18,908)
 Net realized gain (loss) on investments               167,146               15,361               129,228                87,532
 Capital gain distributions from mutual
   funds                                                43,670                2,598                   573                 2,288
 Net change in unrealized appreciation
   (depreciation) of investments                       780,481              119,822               417,594               923,834
                                            -------------------- -------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from operations                           1,028,902              145,500               552,546               994,746
                                            -------------------- -------------------- --------------------- ---------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to)
   other Sub-accounts or fixed rate option             267,252               89,366              (280,008)              201,487
 Cost of insurance                                    (318,868)             (87,119)             (151,402)             (245,043)
 Policy loans                                         (299,116)                (601)               (6,835)              (22,022)
 Death benefits                                           (970)              (6,664)               (2,335)               (9,986)
 Withdrawals                                          (203,742)             (47,997)              (49,654)             (106,025)
                                            -------------------- -------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from principal transactions                (555,444)             (53,015)             (490,234)             (181,589)
                                            -------------------- -------------------- --------------------- ---------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                473,458               92,485                62,312               813,157

NET ASSETS:
 Beginning of year                                   3,675,742            1,014,293             2,143,824             2,914,841
                                            -------------------- -------------------- --------------------- ---------------------
 End of year                                 $       4,149,200    $       1,106,778    $        2,206,136    $        3,727,998
                                            ==================== ==================== ===================== =====================


FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                $          42,919    $           6,851    $           13,343    $           (8,313)
 Net realized gain (loss) on investments                52,147                6,270                43,016                63,012
 Capital gain distributions from mutual
   funds                                               175,513                7,420                     -                     -
 Net change in unrealized appreciation
   (depreciation) of investments                       206,838               91,119               250,390               328,038
                                            -------------------- -------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from operations                             477,417              111,660               306,749               382,737
                                            -------------------- -------------------- --------------------- ---------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to)
   other Sub-accounts or fixed rate option             264,976              119,102               125,024               172,281
 Cost of insurance                                    (318,799)             (92,653)             (168,016)             (241,014)
 Policy loans                                          191,971              (16,778)                  493                (1,185)
 Death benefits                                         (3,774)              (3,318)               (2,792)                    -
 Withdrawals                                          (240,456)             (92,561)             (143,203)             (211,298)
                                            -------------------- -------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from principal transactions                (106,082)             (86,208)             (188,494)             (281,216)
                                            -------------------- -------------------- --------------------- ---------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                371,335               25,452               118,255               101,521

NET ASSETS:
 Beginning of year                                   3,304,407              988,841             2,025,569             2,813,320
                                            -------------------- -------------------- --------------------- ---------------------
 End of year                                 $       3,675,742    $       1,014,293    $        2,143,824    $        2,914,841
                                            ==================== ==================== ===================== =====================

                            See accompanying notes.

                                  VA II - 12

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY


STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                  Sub-accounts
                                               ----------------------------------------------------------------------------------

                                                Fidelity VIP High      Fidelity VIP      Fidelity VIP Money      Fidelity VIP
                                                Income Portfolio -   Investment Grade    Market Portfolio -  Overseas Portfolio -
                                                  Initial Class      Bond Portfolio -      Initial Class        Initial Class
                                                                      Initial Class


FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                   $          32,921    $         10,280    $         (16,834)    $          1,774
 Net realized gain (loss) on investments                      (98)             (7,970)                   -                3,612
 Capital gain distributions from mutual funds                   -               8,475                    -                1,298
 Net change in unrealized appreciation
   (depreciation) of investments                           (3,061)            (29,290)                   -               79,250
                                               -------------------- ------------------- --------------------  -------------------
Increase (decrease) in net assets resulting
 from operations                                           29,762             (18,505)             (16,834)              85,934
                                               -------------------- ------------------- --------------------  -------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to) other
   Sub-accounts or fixed rate option                      131,300              27,772              649,462               31,166
 Cost of insurance                                        (59,624)            (67,090)            (210,635)             (23,229)
 Policy loans                                               5,507             (67,718)            (229,330)               6,512
 Death benefits                                            (2,189)             (1,973)              (5,417)                   -
 Withdrawals                                              (13,249)             (5,436)            (197,717)              (7,980)
                                               -------------------- ------------------- --------------------  -------------------
Increase (decrease) in net assets resulting
 from principal transactions                               61,745            (114,445)               6,363                6,469
                                               -------------------- ------------------- --------------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    91,507            (132,950)             (10,471)              92,403

NET ASSETS:
 Beginning of year                                        570,454             815,368            2,316,155              288,940
                                               -------------------- ------------------- --------------------  -------------------
 End of year                                    $         661,961    $        682,418    $       2,305,684     $        381,343
                                               ==================== =================== ====================  ===================


FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                   $          27,930    $         12,614    $         (13,926)    $          2,985
 Net realized gain (loss) on investments                   (4,151)             (2,922)                   -               (1,855)
 Capital gain distributions from mutual funds                   -              21,078                    -                  935
 Net change in unrealized appreciation
   (depreciation) of investments                           36,739               4,045                    -               47,831
                                               -------------------- ------------------- --------------------  -------------------
Increase (decrease) in net assets resulting
 from operations                                           60,518              34,815              (13,926)              49,896
                                               -------------------- ------------------- --------------------  -------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to) other
   Sub-accounts or fixed rate option                      156,992             164,252              766,594               23,636
 Cost of insurance                                        (50,156)            (70,671)            (201,051)             (21,447)
 Policy loans                                              22,431              30,850              (57,197)               2,386
 Death benefits                                            (1,084)               (347)                   -                    -
 Withdrawals                                              (74,370)            (74,453)            (206,091)             (22,443)
                                               -------------------- ------------------- --------------------  -------------------
Increase (decrease) in net assets resulting
 from principal transactions                               53,813              49,631              302,255              (17,868)
                                               -------------------- ------------------- --------------------  -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   114,331              84,446              288,329               32,028

NET ASSETS:
 Beginning of year                                        456,123             730,922            2,027,826              256,912
                                               -------------------- ------------------- --------------------  -------------------
 End of year                                    $         570,454    $        815,368    $       2,316,155     $        288,940
                                               ==================== =================== ====================  ===================

                            See accompanying notes.

                                  VA II - 13

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY


STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                    Sub-accounts
                                                    -----------------------------------------------------------------------------

                                                         Franklin                               Invesco V.I.       Invesco Van
                                                         Templeton      Invesco V.I. Capital    International      Kampen V.I.
                                                     Templeton Foreign  Appreciation Fund -     Growth Fund -    Capital Growth
                                                     Securities Fund -        Series I            Series I       Fund - Series I
                                                          Class 2

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                        $         19,947    $                -    $        3,257    $       (1,990)
 Net realized gain (loss) on investments                          937                     -            22,358             5,051
 Capital gain distributions from mutual funds                       -                     -                 -                 -
 Net change in unrealized appreciation
   (depreciation) of investments                              167,275                     -           115,976           161,265
                                                    ------------------- --------------------- ----------------- -----------------
Increase (decrease) in net assets resulting from
 operations                                                   188,159                     -           141,591           164,326
                                                    ------------------- --------------------- ----------------- -----------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to) other
   Sub-accounts or fixed rate option                          804,677                     -            23,758            44,326
 Cost of insurance                                             (9,673)                    -           (55,304)          (40,026)
 Policy loans                                                       -                     -            (6,704)           (5,897)
 Death benefits                                                     -                     -                (7)           (4,057)
 Withdrawals                                                        -                     -           (42,153)          (18,513)
                                                    ------------------- --------------------- ----------------- -----------------
Increase (decrease) in net assets resulting from
 principal transactions                                       795,004                     -           (80,410)          (24,167)
                                                    ------------------- --------------------- ----------------- -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       983,163                     -            61,181           140,159

NET ASSETS:
 Beginning of year                                                  -                     -           805,983           439,489
                                                    ------------------- --------------------- ----------------- -----------------
 End of year                                         $        983,163    $                -    $      867,164    $      579,648
                                                    =================== ===================== ================= =================


FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                        $              -    $           (1,249)   $        4,998    $       (2,495)
 Net realized gain (loss) on investments                            -                45,690             6,870            (1,556)
 Capital gain distributions from mutual funds                       -                     -                 -                 -
 Net change in unrealized appreciation
   (depreciation) of investments                                    -                18,316            92,108           (10,135)
                                                    ------------------- --------------------- ----------------- -----------------
Increase (decrease) in net assets resulting from
 operations                                                         -                62,757           103,976           (14,186)
                                                    ------------------- --------------------- ----------------- -----------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to) other
   Sub-accounts or fixed rate option                                -              (450,710)           89,162           492,129
 Cost of insurance                                                  -               (12,252)          (57,995)          (25,866)
 Policy loans                                                       -                  (227)            4,436            (2,949)
 Death benefits                                                     -                     -                 -              (684)
 Withdrawals                                                        -               (17,481)          (53,008)           (8,955)
                                                    ------------------- --------------------- ----------------- -----------------
Increase (decrease) in net assets resulting from
 principal transactions                                             -              (480,670)          (17,405)          453,675
                                                    ------------------- --------------------- ----------------- -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             -              (417,913)           86,571           439,489

NET ASSETS:
 Beginning of year                                                  -               417,913           719,412                 -
                                                    ------------------- --------------------- ----------------- -----------------
 End of year                                         $              -    $                -    $      805,983    $      439,489
                                                    =================== ===================== ================= =================

                            See accompanying notes.

                                  VA II - 14

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY


STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                 Sub-accounts
                                              -----------------------------------------------------------------------------------

                                                    JPMorgan              JPMorgan        Neuberger Berman    Neuberger Berman
                                                 Insurance Trust       Insurance Trust      AMT Large Cap         AMT Short
                                                    Core Bond            U.S. Equity      Value Portfolio -     Duration Bond
                                               Portfolio - Class 1   Portfolio - Class 1       Class I       Portfolio - Class I

FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                  $            3,462    $              774    $           594    $             774
 Net realized gain (loss) on investments                   (1,253)                2,747              3,144               (1,410)
 Capital gain distributions from mutual funds                   -                     -                  -                    -
 Net change in unrealized appreciation
   (depreciation) of investments                           (4,343)               41,461             33,879                  703
                                              --------------------- --------------------- ------------------ --------------------
Increase (decrease) in net assets resulting
 from operations                                           (2,134)               44,982             37,617                   67
                                              --------------------- --------------------- ------------------ --------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to) other
   Sub-accounts or fixed rate option                       (2,025)                9,769             11,107                7,384
 Cost of insurance                                         (8,902)               (8,730)           (16,268)              (7,133)
 Policy loans                                                 (44)                  (57)               (48)                 (92)
 Death benefits                                               (48)                    -                  -                    -
 Withdrawals                                              (18,473)               (2,172)            (3,495)             (55,720)
                                              --------------------- --------------------- ------------------ --------------------
Increase (decrease) in net assets resulting
 from principal transactions                              (29,492)               (1,190)            (8,704)             (55,561)
                                              --------------------- --------------------- ------------------ --------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (31,626)               43,792             28,913              (55,494)

NET ASSETS:
 Beginning of year                                        102,342               129,536            129,196              113,807
                                              --------------------- --------------------- ------------------ --------------------
 End of year                                   $           70,716    $          173,328    $       158,109    $          58,313
                                              ===================== ===================== ================== ====================


FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                  $            4,244    $              924    $          (459)   $           2,248
 Net realized gain (loss) on investments                      127                 1,893              1,428               (1,007)
 Capital gain distributions from mutual funds                   -                     -                  -                    -
 Net change in unrealized appreciation
   (depreciation) of investments                              670                16,410             18,763                2,846
                                              --------------------- --------------------- ------------------ --------------------
Increase (decrease) in net assets resulting
 from operations                                            5,041                19,227             19,732                4,087
                                              --------------------- --------------------- ------------------ --------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to) other
   Sub-accounts or fixed rate option                       (3,190)               10,466              5,499               19,792
 Cost of insurance                                        (10,619)               (8,534)           (14,738)             (12,580)
 Policy loans                                                  95                   (74)                41                   (2)
 Death benefits                                                 -                     -             (1,378)                   -
 Withdrawals                                               (1,044)               (5,309)           (16,949)             (23,864)
                                              --------------------- --------------------- ------------------ --------------------
Increase (decrease) in net assets resulting
 from principal transactions                              (14,758)               (3,451)           (27,525)             (16,654)
                                              --------------------- --------------------- ------------------ --------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (9,717)               15,776             (7,793)             (12,567)

NET ASSETS:
 Beginning of year                                        112,059               113,760            136,989              126,374
                                              --------------------- --------------------- ------------------ --------------------
 End of year                                   $          102,342    $          129,536    $       129,196    $         113,807
                                              ===================== ===================== ================== ====================

                            See accompanying notes.

                                  VA II - 15

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY


STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                   Sub-accounts
                                                  -------------------------------------------------------------------------------

                                                      Oppenheimer     Oppenheimer Main     PIMCO VIT Real        SunAmerica
                                                   Global Securities  Street Fund/VA -   Return Portfolio -   Aggressive Growth
                                                    Fund/VA - Non-      Non-Service        Administrative    Portfolio - Class 1
                                                    Service Shares         Shares              Class


FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                      $          2,815    $        1,534    $              (1)   $         (13,262)
 Net realized gain (loss) on investments                     18,315            13,843                6,889               66,264
 Capital gain distributions from mutual funds                     -                 -                    -                    -
 Net change in unrealized appreciation
   (depreciation) of investments                             90,770            99,934               (6,891)             559,390
                                                  ------------------- ----------------- -------------------- --------------------
Increase (decrease) in net assets resulting from
 operations                                                 111,900           115,311                   (3)             612,392
                                                  ------------------- ----------------- -------------------- --------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to) other
   Sub-accounts or fixed rate option                         31,203            22,128             (149,798)             113,124
 Cost of insurance                                          (46,410)          (29,658)                (915)            (144,932)
 Policy loans                                               (33,708)          (20,025)                   -                7,276
 Death benefits                                                   -                 -                    -                 (456)
 Withdrawals                                                (15,499)           (8,410)                   -              (48,000)
                                                  ------------------- ----------------- -------------------- --------------------
Increase (decrease) in net assets resulting from
 principal transactions                                     (64,414)          (35,965)            (150,713)             (72,988)
                                                  ------------------- ----------------- -------------------- --------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      47,486            79,346             (150,716)             539,404

NET ASSETS:
 Beginning of year                                          461,879           387,649              150,716            1,491,228
                                                  ------------------- ----------------- -------------------- --------------------
 End of year                                       $        509,365    $      466,995    $               -    $       2,030,632
                                                  =================== ================= ==================== ====================


FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                      $          5,945    $          702    $           1,417    $         (11,763)
 Net realized gain (loss) on investments                      5,075            16,039                  220               44,639
 Capital gain distributions from mutual funds                     -                 -                7,682                    -
 Net change in unrealized appreciation
   (depreciation) of investments                             74,809            44,712                2,818              185,454
                                                  ------------------- ----------------- -------------------- --------------------
Increase (decrease) in net assets resulting from
 operations                                                  85,829            61,453               12,137              218,330
                                                  ------------------- ----------------- -------------------- --------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to) other
   Sub-accounts or fixed rate option                         29,437            36,304                    -              123,358
 Cost of insurance                                          (44,309)          (28,414)              (2,869)            (140,901)
 Policy loans                                                13,441            12,551                    -              (17,284)
 Death benefits                                              (1,398)           (1,447)                   -                 (527)
 Withdrawals                                                (83,626)          (96,780)                   -             (141,128)
                                                  ------------------- ----------------- -------------------- --------------------
Increase (decrease) in net assets resulting from
 principal transactions                                     (86,455)          (77,786)              (2,869)            (176,482)
                                                  ------------------- ----------------- -------------------- --------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (626)          (16,333)               9,268               41,848

NET ASSETS:
 Beginning of year                                          462,505           403,982              141,448            1,449,380
                                                  ------------------- ----------------- -------------------- --------------------
 End of year                                       $        461,879    $      387,649    $         150,716    $       1,491,228
                                                  =================== ================= ==================== ====================

                            See accompanying notes.

                                  VA II - 16

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY


STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                 Sub-accounts
                                             ------------------------------------------------------------------------------------


                                                 SunAmerica            SunAmerica         SunAmerica Blue        SunAmerica
                                               Alliance Growth    Balanced Portfolio -      Chip Growth        Capital Growth
                                             Portfolio - Class 1        Class 1         Portfolio - Class 1  Portfolio - Class 1


FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                 $         (13,434)   $            8,324    $            (161)   $              30
 Net realized gain (loss) on investments                103,914                22,300                1,105                  603
 Capital gain distributions from mutual
   funds                                                      -                     -                3,257                    -
 Net change in unrealized appreciation
   (depreciation) of investments                        800,669               146,797                7,676                8,958
                                             -------------------- --------------------- -------------------- --------------------
Increase (decrease) in net assets resulting
 from operations                                        891,149               177,421               11,877                9,591
                                             -------------------- --------------------- -------------------- --------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to) other
   Sub-accounts or fixed rate option                    215,749               175,199               (1,524)               1,559
 Cost of insurance                                     (293,729)              (73,815)              (2,343)              (1,990)
 Policy loans                                           (29,441)              (14,945)                 119                    -
 Death benefits                                          (6,986)               (5,093)                   -                    -
 Withdrawals                                           (101,058)              (20,994)                   -                    -
                                             -------------------- --------------------- -------------------- --------------------
Increase (decrease) in net assets resulting
 from principal transactions                           (215,465)               60,352               (3,748)                (431)
                                             -------------------- --------------------- -------------------- --------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 675,684               237,773                8,129                9,160

NET ASSETS:
 Beginning of year                                    2,555,696               915,982               37,013               33,954
                                             -------------------- --------------------- -------------------- --------------------
 End of year                                  $       3,231,380    $        1,153,755    $          45,142    $          43,114
                                             ==================== ===================== ==================== ====================


FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                 $          (7,385)   $            5,747    $            (352)   $            (107)
 Net realized gain (loss) on investments                 99,104                 8,146                1,357                  241
 Capital gain distributions from mutual
   funds                                                      -                     -                    -                    -
 Net change in unrealized appreciation
   (depreciation) of investments                        320,091                88,358                3,677                3,792
                                             -------------------- --------------------- -------------------- --------------------
Increase (decrease) in net assets resulting
 from operations                                        411,810               102,251                4,682                3,926
                                             -------------------- --------------------- -------------------- --------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to) other
   Sub-accounts or fixed rate option                    (10,601)               73,715                  132                1,771
 Cost of insurance                                     (290,240)              (72,047)              (2,447)              (1,805)
 Policy loans                                              (535)               (7,046)                  (2)                   -
 Death benefits                                          (1,984)                  (39)                   -                    -
 Withdrawals                                           (258,928)              (15,721)              (7,499)                   -
                                             -------------------- --------------------- -------------------- --------------------
Increase (decrease) in net assets resulting
 from principal transactions                           (562,288)              (21,138)              (9,816)                 (34)
                                             -------------------- --------------------- -------------------- --------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (150,478)               81,113               (5,134)               3,892

NET ASSETS:
 Beginning of year                                    2,706,174               834,869               42,147               30,062
                                             -------------------- --------------------- -------------------- --------------------
 End of year                                  $       2,555,696    $          915,982    $          37,013    $          33,954
                                             ==================== ===================== ==================== ====================

                            See accompanying notes.

                                  VA II - 17

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY


STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                               Sub-accounts
                                          ---------------------------------------------------------------------------------------


                                             SunAmerica Cash         SunAmerica         SunAmerica Davis         SunAmerica
                                               Management          Corporate Bond         Venture Value        "Dogs" of Wall
                                           Portfolio - Class 1   Portfolio - Class 1   Portfolio - Class 1   Street Portfolio -
                                                                                                                  Class 1


FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)              $           (8,671)   $           12,784    $            7,498    $            2,642
 Net realized gain (loss) on investments               (2,810)                1,479                37,460                18,907
 Capital gain distributions from mutual
   funds                                                    -                 4,292               100,571                     -
 Net change in unrealized appreciation
   (depreciation) of investments                         (215)              (16,545)              333,055                77,707
                                          --------------------- --------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from operations                            (11,696)                2,010               478,584                99,256
                                          --------------------- --------------------- --------------------- ---------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to)
   other Sub-accounts or fixed rate
   option                                             185,023               (20,988)               88,113                22,842
 Cost of insurance                                   (238,274)              (28,621)             (111,921)              (15,728)
 Policy loans                                           2,855                (2,753)                8,272                   (26)
 Death benefits                                        (4,946)               (3,481)              (12,226)                 (215)
 Withdrawals                                         (265,042)              (20,279)              (70,294)              (19,040)
                                          --------------------- --------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from principal transactions               (320,384)              (76,122)              (98,056)              (12,167)
                                          --------------------- --------------------- --------------------- ---------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (332,080)              (74,112)              380,528                87,089

NET ASSETS:
 Beginning of year                                  1,368,385               413,960             1,506,782               274,960
                                          --------------------- --------------------- --------------------- ---------------------
 End of year                               $        1,036,305    $          339,848    $        1,887,310    $          362,049
                                          ===================== ===================== ===================== =====================


FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)              $          (10,856)   $           18,569    $              381    $            3,604
 Net realized gain (loss) on investments               (2,756)                1,858                20,797                 4,512
 Capital gain distributions from mutual
   funds                                                    -                 4,007                86,414                     -
 Net change in unrealized appreciation
   (depreciation) of investments                         (705)               16,530                66,707                23,507
                                          --------------------- --------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from operations                            (14,317)               40,964               174,299                31,623
                                          --------------------- --------------------- --------------------- ---------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to)
   other Sub-accounts or fixed rate
   option                                             485,060                25,909                76,763                19,983
 Cost of insurance                                   (229,046)              (28,250)             (111,724)              (13,435)
 Policy loans                                          (5,619)               (4,563)               (6,269)                  230
 Death benefits                                             -                     -                  (612)                    -
 Withdrawals                                         (427,695)              (10,663)             (139,881)               (9,931)
                                          --------------------- --------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from principal transactions               (177,300)              (17,567)             (181,723)               (3,153)
                                          --------------------- --------------------- --------------------- ---------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (191,617)               23,397                (7,424)               28,470

NET ASSETS:
 Beginning of year                                  1,560,002               390,563             1,514,206               246,490
                                          --------------------- --------------------- --------------------- ---------------------
 End of year                               $        1,368,385    $          413,960    $        1,506,782    $          274,960
                                          ===================== ===================== ===================== =====================

                            See accompanying notes.

                                  VA II - 18

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY


STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                                Sub-accounts
                                            -------------------------------------------------------------------------------------


                                                 SunAmerica         SunAmerica Equity        SunAmerica           SunAmerica
                                              Emerging Markets        Opportunities         Fundamental           Global Bond
                                             Portfolio - Class 1   Portfolio - Class 1   Growth Portfolio -   Portfolio - Class 1
                                                                                              Class 1


FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                $           (1,323)   $             (639)   $           (5,664)   $          1,723
 Net realized gain (loss) on investments                (13,741)                8,154                28,427              (2,653)
 Capital gain distributions from mutual
   funds                                                      -                     -                     -               3,481
 Net change in unrealized appreciation
   (depreciation) of investments                        (17,413)               92,257               211,901             (20,709)
                                            --------------------- --------------------- --------------------- -------------------
Increase (decrease) in net assets
 resulting from operations                              (32,477)               99,772               234,664             (18,158)
                                            --------------------- --------------------- --------------------- -------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to)
   other Sub-accounts or fixed rate option               41,161                25,007                50,462              34,544
 Cost of insurance                                      (49,229)              (22,598)             (119,293)            (23,326)
 Policy loans                                            80,192                 2,587                (2,230)               (853)
 Death benefits                                               -                  (602)                 (172)                  -
 Withdrawals                                            (43,681)               (7,812)              (14,538)             (3,039)
                                            --------------------- --------------------- --------------------- -------------------
Increase (decrease) in net assets
 resulting from principal transactions                   28,443                (3,418)              (85,771)              7,326
                                            --------------------- --------------------- --------------------- -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (4,034)               96,354               148,893             (10,832)

NET ASSETS:
 Beginning of year                                      751,577               338,374               708,328             415,757
                                            --------------------- --------------------- --------------------- -------------------
 End of year                                 $          747,543    $          434,728    $          857,221    $        404,925
                                            ===================== ===================== ===================== ===================


FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                $           (1,566)   $              808    $           (5,474)   $         30,643
 Net realized gain (loss) on investments                (44,037)               10,529                16,592               5,893
 Capital gain distributions from mutual
   funds                                                      -                     -                     -               2,678
 Net change in unrealized appreciation
   (depreciation) of investments                        180,218                40,150                91,230             (25,812)
                                            --------------------- --------------------- --------------------- -------------------
Increase (decrease) in net assets
 resulting from operations                              134,615                51,487               102,348              13,402
                                            --------------------- --------------------- --------------------- -------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to)
   other Sub-accounts or fixed rate option               38,103               (10,988)               87,281              67,400
 Cost of insurance                                      (61,744)              (24,920)             (120,390)            (35,130)
 Policy loans                                             1,076                 2,139                   351             (40,235)
 Death benefits                                               -                   (59)               (1,466)               (720)
 Withdrawals                                           (189,228)               (4,301)              (41,312)            (76,635)
                                            --------------------- --------------------- --------------------- -------------------
Increase (decrease) in net assets
 resulting from principal transactions                 (211,793)              (38,129)              (75,536)            (85,320)
                                            --------------------- --------------------- --------------------- -------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (77,178)               13,358                26,812             (71,918)

NET ASSETS:
 Beginning of year                                      828,755               325,016               681,516             487,675
                                            --------------------- --------------------- --------------------- -------------------
 End of year                                 $          751,577    $          338,374    $          708,328    $        415,757
                                            ===================== ===================== ===================== ===================

                            See accompanying notes.

                                  VA II - 19

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY


STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                               Sub-accounts
                                          ---------------------------------------------------------------------------------------

                                                                     SunAmerica
                                               SunAmerica              Growth              SunAmerica         SunAmerica High-
                                             Global Equities        Opportunities         Growth-Income          Yield Bond
                                           Portfolio - Class 1   Portfolio - Class 1   Portfolio - Class 1   Portfolio - Class 1



FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)              $             (824)   $             (921)   $           16,188    $           13,966
 Net realized gain (loss) on investments                7,504                 2,499                59,874                 3,010
 Capital gain distributions from mutual
   funds                                                    -                 7,494                39,246                     -
 Net change in unrealized appreciation
   (depreciation) of investments                       87,782                29,253               440,858                 1,828
                                          --------------------- --------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from operations                             94,462                38,325               556,166                18,804
                                          --------------------- --------------------- --------------------- ---------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to)
   other Sub-accounts or fixed rate
   option                                              36,372                 4,424               144,421                17,350
 Cost of insurance                                    (35,288)               (5,525)             (136,760)              (16,729)
 Policy loans                                          59,276                (1,152)              (12,437)                1,635
 Death benefits                                        (2,491)                    -               (15,216)                    -
 Withdrawals                                          (17,793)                    -               (42,448)                    -
                                          --------------------- --------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from principal transactions                 40,076                (2,253)              (62,440)                2,256
                                          --------------------- --------------------- --------------------- ---------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               134,538                36,072               493,726                21,060

NET ASSETS:
 Beginning of year                                    371,446               103,146             1,844,702               261,308
                                          --------------------- --------------------- --------------------- ---------------------
 End of year                               $          505,984    $          139,218    $        2,338,428    $          282,368
                                          ===================== ===================== ===================== =====================


FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)              $              (56)   $             (817)   $           18,589    $           13,122
 Net realized gain (loss) on investments                  470                 2,635                56,819                 1,527
 Capital gain distributions from mutual
   funds                                                    -                 3,257                16,284                     -
 Net change in unrealized appreciation
   (depreciation) of investments                       57,354                11,448               135,514                21,768
                                          --------------------- --------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from operations                             57,768                16,523               227,206                36,417
                                          --------------------- --------------------- --------------------- ---------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to)
   other Sub-accounts or fixed rate
   option                                              38,669               (10,312)               67,350                11,643
 Cost of insurance                                    (34,433)               (4,211)             (137,326)              (16,202)
 Policy loans                                          (4,213)                    -                (3,363)                2,033
 Death benefits                                             -                     -                  (965)                    -
 Withdrawals                                          (92,303)                    -              (126,241)               (1,559)
                                          --------------------- --------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from principal transactions                (92,280)              (14,523)             (200,545)               (4,085)
                                          --------------------- --------------------- --------------------- ---------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (34,512)                2,000                26,661                32,332

NET ASSETS:
 Beginning of year                                    405,958               101,146             1,818,041               228,976
                                          --------------------- --------------------- --------------------- ---------------------
 End of year                               $          371,446    $          103,146    $        1,844,702    $          261,308
                                          ===================== ===================== ===================== =====================

                            See accompanying notes.

                                  VA II - 20

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY


STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                               Sub-accounts
                                          ---------------------------------------------------------------------------------------

                                               SunAmerica            SunAmerica           SunAmerica          SunAmerica MFS
                                             International         International       Marsico Focused         Massachusetts
                                          Diversified Equities       Growth and       Growth Portfolio -      Investors Trust
                                          Portfolio - Class 1    Income Portfolio -        Class 1          Portfolio - Class 1
                                                                      Class 1


FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)              $            8,011    $           8,195    $           (3,332)   $              (617)
 Net realized gain (loss) on investments                5,322               10,950                19,148                 10,890
 Capital gain distributions from mutual
   funds                                                    -                    -                18,015                 11,024
 Net change in unrealized appreciation
   (depreciation) of investments                       61,937              102,049               144,730                124,806
                                          --------------------- -------------------- --------------------- ----------------------
Increase (decrease) in net assets
 resulting from operations                             75,270              121,194               178,561                146,103
                                          --------------------- -------------------- --------------------- ----------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to)
   other Sub-accounts or fixed rate
   option                                              22,588               44,012                42,809                 40,792
 Cost of insurance                                    (51,885)             (43,970)              (40,123)               (39,819)
 Policy loans                                          (2,652)                 533               (27,481)                    (2)
 Death benefits                                             -               (1,060)               (7,858)                     -
 Withdrawals                                           (5,846)             (26,573)              (33,188)                (5,471)
                                          --------------------- -------------------- --------------------- ----------------------
Increase (decrease) in net assets
 resulting from principal transactions                (37,795)             (27,058)              (65,841)                (4,500)
                                          --------------------- -------------------- --------------------- ----------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                37,475               94,136               112,720                141,603

NET ASSETS:
 Beginning of year                                    404,912              588,159               559,798                477,949
                                          --------------------- -------------------- --------------------- ----------------------
 End of year                               $          442,387    $         682,295    $          672,518    $           619,552
                                          ===================== ==================== ===================== ======================


FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)              $              885    $           9,138    $           (2,768)   $                 9
 Net realized gain (loss) on investments               (5,769)              (2,951)               12,426                  7,558
 Capital gain distributions from mutual
   funds                                                    -                    -                18,752                      -
 Net change in unrealized appreciation
   (depreciation) of investments                       64,933              100,348                31,214                 69,094
                                          --------------------- -------------------- --------------------- ----------------------
Increase (decrease) in net assets
 resulting from operations                             60,049              106,535                59,624                 76,661
                                          --------------------- -------------------- --------------------- ----------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to)
   other Sub-accounts or fixed rate
   option                                              10,116               55,740                16,485                 28,838
 Cost of insurance                                    (50,352)             (55,363)              (42,013)               (35,781)
 Policy loans                                          (4,474)               8,077               (10,329)                (7,334)
 Death benefits                                          (500)                   -                     -                   (482)
 Withdrawals                                          (15,939)             (80,122)              (48,967)               (20,197)
                                          --------------------- -------------------- --------------------- ----------------------
Increase (decrease) in net assets
 resulting from principal transactions                (61,149)             (71,668)              (84,824)               (34,956)
                                          --------------------- -------------------- --------------------- ----------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (1,100)              34,867               (25,200)                41,705

NET ASSETS:
 Beginning of year                                    406,012              553,292               584,998                436,244
                                          --------------------- -------------------- --------------------- ----------------------
 End of year                               $          404,912    $         588,159    $          559,798    $           477,949
                                          ===================== ==================== ===================== ======================

                            See accompanying notes.

                                  VA II - 21

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY


STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

                                                                               Sub-accounts
                                         ----------------------------------------------------------------------------------------


                                            SunAmerica MFS         SunAmerica Mid-      SunAmerica Real          SunAmerica
                                             Total Return            Cap Growth        Estate Portfolio -        Technology
                                          Portfolio - Class 1    Portfolio - Class 1        Class 1          Portfolio - Class 1


FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)             $            13,715    $          (17,223)   $            1,928    $             (637)
 Net realized gain (loss) on investments               15,004                82,069                14,664                 2,831
 Capital gain distributions from mutual
   funds                                                    -                     -                     -                     -
 Net change in unrealized appreciation
   (depreciation) of investments                      106,209               730,715               (27,762)               16,439
                                         ---------------------- --------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from operations                            134,928               795,561               (11,170)               18,633
                                         ---------------------- --------------------- --------------------- ---------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to)
   other Sub-accounts or fixed rate
   option                                              99,848               164,027                31,904               (20,586)
 Cost of insurance                                    (73,014)             (179,178)              (28,597)               (2,606)
 Policy loans                                           1,208                (2,484)                1,370                 2,383
 Death benefits                                          (202)               (6,181)                 (179)                    -
 Withdrawals                                          (25,531)             (107,598)              (41,219)                    -
                                         ---------------------- --------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from principal transactions                  2,309              (131,414)              (36,721)              (20,809)
                                         ---------------------- --------------------- --------------------- ---------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               137,237               664,147               (47,891)               (2,176)

NET ASSETS:
 Beginning of year                                    736,777             1,995,636               471,376                89,716
                                         ---------------------- --------------------- --------------------- ---------------------
 End of year                              $           874,014    $        2,659,783    $          423,485    $           87,540
                                         ====================== ===================== ===================== =====================


FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)             $            14,867    $          (15,511)   $            1,513    $             (698)
 Net realized gain (loss) on investments               10,828                45,351                27,030                   994
 Capital gain distributions from mutual
   funds                                                    -                     -                     -                     -
 Net change in unrealized appreciation
   (depreciation) of investments                       48,175               265,496                44,862                 5,292
                                         ---------------------- --------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from operations                             73,870               295,336                73,405                 5,588
                                         ---------------------- --------------------- --------------------- ---------------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to)
   other Sub-accounts or fixed rate
   option                                              88,328                91,683                27,896                 6,897
 Cost of insurance                                   (103,254)             (184,085)              (39,063)               (3,136)
 Policy loans                                          (5,624)                9,284                 8,259                 1,935
 Death benefits                                             -                  (972)                    -                     -
 Withdrawals                                          (25,762)             (190,982)              (51,465)               (1,573)
                                         ---------------------- --------------------- --------------------- ---------------------
Increase (decrease) in net assets
 resulting from principal transactions                (46,312)             (275,072)              (54,373)                4,123
                                         ---------------------- --------------------- --------------------- ---------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                27,558                20,264                19,032                 9,711

NET ASSETS:
 Beginning of year                                    709,219             1,975,372               452,344                80,005
                                         ---------------------- --------------------- --------------------- ---------------------
 End of year                              $           736,777    $        1,995,636    $          471,376    $           89,716
                                         ====================== ===================== ===================== =====================

                            See accompanying notes.

                                  VA II - 22

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY


STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                                 Sub-accounts
                                             ------------------------------------------------------------------------------------


                                                  SunAmerica          SunAmerica Total        UIF Mid Cap        VALIC Company I
                                                Telecom Utility          Return Bond       Growth Portfolio -     International
                                              Portfolio - Class 1    Portfolio - Class 1     Class I Shares       Equities Fund


FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                 $             7,179    $            1,413    $            2,200    $         (241)
 Net realized gain (loss) on investments                   11,049                   157                   876            20,726
 Capital gain distributions from mutual
   funds                                                        -                 2,927                17,598                 -
 Net change in unrealized appreciation
   (depreciation) of investments                           56,410               (15,166)              197,257              (948)
                                             ---------------------- --------------------- --------------------- -----------------
Increase (decrease) in net assets resulting
 from operations                                           74,638               (10,669)              217,931            19,537
                                             ---------------------- --------------------- --------------------- -----------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to) other
   Sub-accounts or fixed rate option                       35,542               (28,228)              509,476          (806,580)
 Cost of insurance                                        (16,381)              (41,126)              (10,050)           (4,963)
 Policy loans                                                  26                   172                     -                 -
 Death benefits                                              (176)                    -                     -                 -
 Withdrawals                                              (19,548)              (13,477)                    -                 -
                                             ---------------------- --------------------- --------------------- -----------------
Increase (decrease) in net assets resulting
 from principal transactions                                 (537)              (82,659)              499,426          (811,543)
                                             ---------------------- --------------------- --------------------- -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    74,101               (93,328)              717,357          (792,006)

NET ASSETS:
 Beginning of year                                        392,256               298,511               200,435           792,006
                                             ---------------------- --------------------- --------------------- -----------------
 End of year                                  $           466,357    $          205,183    $          917,792    $            -
                                             ====================== ===================== ===================== =================


FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                 $            10,563    $            6,227    $             (200)   $       20,060
 Net realized gain (loss) on investments                    6,500                 2,220                  (107)           (1,063)
 Capital gain distributions from mutual
   funds                                                        -                 1,710                23,264                 -
 Net change in unrealized appreciation
   (depreciation) of investments                           28,609                 7,522                (6,874)           96,439
                                             ---------------------- --------------------- --------------------- -----------------
Increase (decrease) in net assets resulting
 from operations                                           45,672                17,679                16,083           115,436
                                             ---------------------- --------------------- --------------------- -----------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to) other
   Sub-accounts or fixed rate option                       10,477                36,652                     -                (1)
 Cost of insurance                                        (18,482)              (36,101)               (3,868)          (14,185)
 Policy loans                                              (2,147)                  177                     -                 -
 Death benefits                                                 -                     -                     -                 -
 Withdrawals                                              (15,646)                    -                     -                 -
                                             ---------------------- --------------------- --------------------- -----------------
Increase (decrease) in net assets resulting
 from principal transactions                              (25,798)                  728                (3,868)          (14,186)
                                             ---------------------- --------------------- --------------------- -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    19,874                18,407                12,215           101,250

NET ASSETS:
 Beginning of year                                        372,382               280,104               188,220           690,756
                                             ---------------------- --------------------- --------------------- -----------------
 End of year                                  $           392,256    $          298,511    $          200,435    $      792,006
                                             ====================== ===================== ===================== =================

                            See accompanying notes.

                                  VA II - 23

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY


STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                                          Sub-accounts
                                                                    ---------------------------------------------------------------

                                                                                                              Van Eck VIP
                                                                     VALIC Company I      Van Eck VIP         Global Hard
                                                                     Small Cap Index    Emerging Markets     Assets Fund -
                                                                          Fund        Fund - Initial Class   Initial Class


FOR THE YEAR ENDED DECEMBER 31, 2013

OPERATIONS:
 Net investment income (loss)                                        $         (198)   $          2,080     $         (510)
 Net realized gain (loss) on investments                                      2,069               3,677             (7,452)
 Capital gain distributions from mutual funds                                     -                   -              4,994
 Net change in unrealized appreciation (depreciation) of
   investments                                                               61,922              28,206             24,819
                                                                    ----------------- -------------------  -----------------
Increase (decrease) in net assets resulting from operations                  63,793              33,963             21,851
                                                                    ----------------- -------------------  -----------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to) other Sub-accounts or fixed
   rate option                                                               (4,284)            (11,626)            16,650
 Cost of insurance                                                           (3,296)            (29,089)           (21,256)
 Policy loans                                                                     -              (3,252)            (1,427)
 Death benefits                                                                   -              (2,120)            (2,192)
 Withdrawals                                                                      -             (13,683)            (8,704)
                                                                    ----------------- -------------------  -----------------
Increase (decrease) in net assets resulting from principal
 transactions                                                                (7,580)            (59,770)           (16,929)
                                                                    ----------------- -------------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      56,213             (25,807)             4,922

NET ASSETS:
 Beginning of year                                                          169,117             335,465            242,879
                                                                    ----------------- -------------------  -----------------
 End of year                                                         $      225,330    $        309,658     $      247,801
                                                                    ================= ===================  =================


FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
 Net investment income (loss)                                        $        1,961    $         (2,798)    $         (739)
 Net realized gain (loss) on investments                                        294              (4,815)            (5,317)
 Capital gain distributions from mutual funds                                     -                   -             21,482
 Net change in unrealized appreciation (depreciation) of
   investments                                                               21,257              85,080             (9,834)
                                                                    ----------------- -------------------  -----------------
Increase (decrease) in net assets resulting from operations                  23,512              77,467              5,592
                                                                    ----------------- -------------------  -----------------

PRINCIPAL TRANSACTIONS:
 Net premiums and transfers from (to) other Sub-accounts or fixed
   rate option                                                                    -              18,030              9,094
 Cost of insurance                                                           (3,123)            (31,497)           (21,770)
 Policy loans                                                                     -                 236              2,483
 Death benefits                                                                   -                (738)              (711)
 Withdrawals                                                                      -              (7,811)            (2,236)
                                                                    ----------------- -------------------  -----------------
Increase (decrease) in net assets resulting from principal
 transactions                                                                (3,123)            (21,780)           (13,140)
                                                                    ----------------- -------------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      20,389              55,687             (7,548)

NET ASSETS:
 Beginning of year                                                          148,728             279,778            250,427
                                                                    ----------------- -------------------  -----------------
 End of year                                                         $      169,117    $        335,465     $      242,879
                                                                    ================= ===================  =================

                            See accompanying notes.

                                  VA II - 24

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS


NOTE 1 - ORGANIZATION

Variable Account II (the "Account") was established by American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) (the "Company") on June 5, 1986, to fund individual and group flexible premium variable universal life insurance policies issued by the Company. On
December 31, 2012, American General Life Insurance Company of Delaware merged into an affiliate company. American General Life Insurance Company. The Company is an indirect, wholly-owned subsidiary of AIG. The Executive Advantage(R) policy is currently offered by the Account. Gallery Life, Gemstone Life, Polaris Life, Polaris Survivorship Life, and the Variable Universal Life Policy are no longer offered. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.


On December 31, 2012, the Account name was changed from Variable Account II to Separate Account II.

The Account is divided into "Sub-accounts" that invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Sub-accounts are as follows:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS): (2)
             Invesco V.I. Capital Appreciation Fund - Series I (1)
                  Invesco V.I. High Yield Fund - Series I (1)
               Invesco V.I. International Growth Fund - Series I
            Invesco Van Kampen V.I. High Yield Fund - Series I (1)
           Invesco Van Kampen V.I. Mid Cap Value Fund - Series I (1)
          Invesco Van Kampen V.I. Capital Growth Fund - Series I (2)

 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. ("ALLIANCEBERNSTEIN"):
        AllianceBernstein Balanced Wealth Strategy Portfolio - Class A
         AllianceBernstein Global Thematic Growth Portfolio - Class A
            AllianceBernstein Growth and Income Portfolio - Class A
                 AllianceBernstein Growth Portfolio - Class A
            AllianceBernstein Intermediate Bond Portfolio - Class A
        AllianceBernstein International Growth Portfolio - Class A (1)
            AllianceBernstein Large Cap Growth Portfolio - Class A
            AllianceBernstein Money Market Portfolio - Class A (1)
         AllianceBernstein Real Estate Investment Portfolio - Class A
            AllianceBernstein Small Cap Growth Portfolio - Class A

      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. ("AMERICAN CENTURY VP"):
            American Century VP Capital Appreciation Fund - Class I
              American Century VP Income & Growth Fund - Class I
             American Century VP International Fund - Class I (1)

                             ANCHOR SERIES TRUST:
           Anchor Series Trust Asset Allocation Portfolio - Class 1
         Anchor Series Trust Capital Appreciation Portfolio - Class 1
      Anchor Series Trust Government and Quality Bond Portfolio - Class 1
                Anchor Series Trust Growth Portfolio - Class 1
           Anchor Series Trust Natural Resources Portfolio - Class 1

                DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES

         FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY(R) VIP"):
          Fidelity(R) VIP Asset Manager/SM/ Portfolio - Initial Class
            Fidelity(R) VIP Balanced Portfolio - Initial Class (1)
            Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
               Fidelity(R) VIP Growth Portfolio - Initial Class
             Fidelity(R) VIP High Income Portfolio - Initial Class
        Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
            Fidelity(R) VIP Money Market Portfolio - Initial Class
              Fidelity(R) VIP Overseas Portfolio - Initial Class

                                  VA II - 25

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 1 - ORGANIZATION - CONTINUED

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("FRANKLIN TEMPLETON"):
 Franklin Templeton Templeton Developing Markets Securities Fund - Class 2 (1)

       Franklin Templeton Templeton Foreign Securities Fund - Class 2(1) Franklin Templeton Templeton Growth Securities Fund - Class 2 (1)


         GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS VIT"):
 Goldman Sachs VIT Strategic International Equity Fund - Institutional Shares
     Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares

                           JPMORGAN INSURANCE TRUST:
            JPMorgan Insurance Trust Core Bond Portfolio - Class 1
        JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 (1)
           JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1

     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("NEUBERGER BERMAN AMT"):
         Neuberger Berman AMT Large Cap Value Portfolio - Class I (17) Neuberger Berman AMT Short Duration Bond Portfolio - Class I

              OPPENHEIMER VARIABLE ACCOUNT FUNDS ("OPPENHEIMER"):
          Oppenheimer Global Securities Fund/VA - Non-Service Shares
             Oppenheimer Main Street Fund/VA - Non-Service Shares

                 PIMCO VARIABLE INSURANCE TRUST ("PIMCO VIT"):
           PIMCO VIT High Yield Portfolio - Administrative Class (1)
   PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class (1)
            PIMCO VIT Real Return Portfolio - Administrative Class
           PIMCO VIT Short-Term Portfolio - Administrative Class (1)

                    SUNAMERICA SERIES TRUST ("SUNAMERICA"):
             SunAmerica "Dogs" of Wall Street Portfolio - Class 1
               SunAmerica Aggressive Growth Portfolio - Class 1
                SunAmerica Alliance Growth Portfolio - Class 1
                    SunAmerica Balanced Portfolio - Class 1
                SunAmerica Blue Chip Growth Portfolio - Class 1
                 SunAmerica Capital Growth Portfolio - Class 1
                SunAmerica Cash Management Portfolio - Class 1
                 SunAmerica Corporate Bond Portfolio - Class 1
              SunAmerica Davis Venture Value Portfolio - Class 1
                SunAmerica Emerging Markets Portfolio - Class 1
              SunAmerica Equity Opportunities Portfolio - Class 1
               SunAmerica Fundamental Growth Portfolio - Class 1
                  SunAmerica Global Bond Portfolio - Class 1
                SunAmerica Global Equities Portfolio - Class 1
              SunAmerica Growth Opportunities Portfolio - Class 1

              SUNAMERICA SERIES TRUST ("SUNAMERICA"): - CONTINUED
                 SunAmerica Growth-Income Portfolio - Class 1
                SunAmerica High-Yield Bond Portfolio - Class 1
       SunAmerica International Diversified Equities Portfolio - Class 1
        SunAmerica International Growth and Income Portfolio - Class 1
             SunAmerica Marsico Focused Growth Portfolio - Class 1
       SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1
                SunAmerica MFS Total Return Portfolio - Class 1
                 SunAmerica Mid-Cap Growth Portfolio - Class 1
                  SunAmerica Real Estate Portfolio - Class 1
                   SunAmerica Technology Portfolio - Class 1
                SunAmerica Telecom Utility Portfolio - Class 1
               SunAmerica Total Return Bond Portfolio - Class 1

                                  VA II - 26

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 1 - ORGANIZATION - CONTINUED

               THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UIF"):
           UIF Core Plus Fixed Income Portfolio - Class I Shares (1)
          UIF Emerging Markets Equity Portfolio - Class I Shares (1)
                 UIF Mid Cap Growth Portfolio - Class I Shares

                               VALIC COMPANY I:
                  VALIC Company I International Equities Fund
                    VALIC Company I Mid Cap Index Fund (1)
                     VALIC Company I Small Cap Index Fund

                      VAN ECK VIP TRUST ("VAN ECK"): (7)
               Van Eck VIP Emerging Markets Fund - Initial Class
              Van Eck VIP Global Hard Assets Fund - Initial Class

           VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD(R) VIF"):
            Vanguard(R) VIF Total Stock Market Index Portfolio (1)

/(1)/ Sub-accounts had no activity in current year.
/(2)/ Effective April 30, 2012, Invesco Van Kampen V.I. American Franchise Fund
      - Series I, commenced operations.
/(3)/ Effective May 1, 2012, Neuberger AMT Partners Portfolio - Class I changed its name to Neuberger Berman AMT Large Cap Value Portfolio - Class I

SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust and SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Sub-accounts above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the appropriate policy prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Account are segregated from the Company's other assets. The operations of the Account are part of the Company.

Net premiums from the policies are allocated to the Sub-accounts and invested in the funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statements of Changes in Net Assets.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The accounting principals followed by the Account and the methods of applying those principles are presented below.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

POLICY LOANS - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Sub-account(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Sub-account(s), after they are first used to repay all loans taken from the declared fixed interest account option.

                                  VA II - 27

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED


FEDERAL INCOME TAXES - The Company is taxed as a life insurance company under the Internal Revenue Code and includes operations of the Account in determining its federal income tax liability. As a result, the Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Account are not taxable. Therefore, no federal income tax provision has been made.

ACCUMULATION UNIT - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

NOTE 3 - FAIR VALUE MEASUREMENTS

Assets and liabilities recorded at fair value in the Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Account considers factors specific to the asset or liability.

Level 1-- Fair value measurements that are quoted prices (unadjusted) in active markets that the Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most Account assets and most mutual funds.

Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

The Account assets measured at fair value as of December 31, 2013 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2013, and respective hierarchy levels. As all assets of the Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2013, is presented.

                                  VA II - 28

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 4 - POLICY CHARGES

DEDUCTIONS FROM PREMIUM PAYMENTS - The deductions from each premium payment are for state premium taxes and for other expenses associated with selling and distributing the policy. A summary of premium expense charges for each policy follows:


    ---------------------------------------------------------------------------
    POLICIES                  PREMIUM EXPENSE CHARGES
    ---------------------------------------------------------------------------
    Variable Universal Life   5% of each premium payment plus the state
    Policy and Gallery Life   specific premium taxes.
    ---------------------------------------------------------------------------
    Executive Advantage       The maximum charge is 9% of each premium payment.
    ---------------------------------------------------------------------------
    Gemstone Life             5% of each premium payment up to the target
                              premium amount plus 2% of any premium paid in
                              excess of the target premium amount for policy
                              years 1-10. 3% of each premium payment up to the
                              target premium amount plus 2% of any premium
                              paid in excess of the target premium amount
                              beginning in policy year 11. The maximum charge
                              is 8% of each premium payment.
    ---------------------------------------------------------------------------
    Polaris Life and Polaris  Currently 5% for the first 10 policy years and
    Survivorship Life         3% thereafter. The maximum charge allowed is 8%
                              of each premium payment.
    ---------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Sub-accounts. A summary of the charges by policy follows:

    ---------------------------------------------------------------------------------------
                              MORTALITY AND EXPENSE RISK AND MORTALITY AND EXPENSE RISK AND
                                  ADMINISTRATIVE CHARGES         ADMINISTRATIVE CHARGES
    POLICIES                   CURRENT MINIMUM ANNUAL RATE        MAXIMUM ANNUAL RATE
    ---------------------------------------------------------------------------------------
    Variable Universal Life
     Policy and Gallery Life               0.90%                          0.90%
    ---------------------------------------------------------------------------------------
    Executive Advantage                    0.10%                          1.00%
    ---------------------------------------------------------------------------------------
    Gemstone Life                          0.75%                          0.90%
    ---------------------------------------------------------------------------------------
    Polaris Life and Polaris
     Survivorship Life                     0.75%                          0.90%
    ---------------------------------------------------------------------------------------

MONTHLY ADMINISTRATIVE AND EXPENSE CHARGES - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $15 for the monthly administrative charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage.

There may be an additional monthly administrative charge during the first policy year and the 12 months after an increase in face amount per insured. This charge will not exceed $25 a month per insured. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative and expense charges are included with cost of insurance in the Statements of Changes in Net Assets under principal transactions.

COST OF INSURANCE CHARGE - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statements of Changes in Net Assets under principal transactions.

OPTIONAL RIDER CHARGES - Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statements of Changes in Net Assets under principal transactions.

                                  VA II - 29

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 4 - POLICY CHARGES - CONTINUED

TRANSFER CHARGES - A transfer charge of $25 may be assessed for each transfer in excess of twelve each policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net premiums and transfers from (to) other sub-accounts or fixed rate option in the Statements of Changes in Net Assets under principal transactions.

SURRENDER CHARGE - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge is based on a table of charges and the premiums paid under the policy or the face amount of the policy (including increases and decreases in the face amount of the policy). For any partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statements of Changes in Net Assets under principal transactions.

POLICY LOAN - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                  VA II - 30

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS


For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from the sales of investments were:


                                                                                                        Proceeds from
 Sub-accounts                                                                      Cost of Purchases       Sales
-----------------------------------------------------------------------------------------------------------------------
 AllianceBernstein Balanced Wealth Strategy Portfolio - Class A                    $          26,974  $        111,117
 AllianceBernstein Global Thematic Growth Portfolio - Class A                                 50,293           138,329
 AllianceBernstein Growth and Income Portfolio - Class A                                     162,528           205,822
 AllianceBernstein Growth Portfolio - Class A                                                 43,619           177,611
 AllianceBernstein Intermediate Bond Portfolio - Class A                                       4,673             4,902
 AllianceBernstein Large Cap Growth Portfolio - Class A                                       35,903           171,182
 AllianceBernstein Real Estate Investment Portfolio - Class A                                159,636           151,622
 AllianceBernstein Small Cap Growth Portfolio - Class A                                      127,991            35,615
 American Century VP Capital Appreciation Fund - Class I                                      20,272            12,818
 American Century VP Income & Growth Fund - Class I                                            9,419            48,063
 Anchor Series Trust Asset Allocation Portfolio - Class 1                                     60,027            96,964
 Anchor Series Trust Capital Appreciation Portfolio - Class 1                                491,941           360,976
 Anchor Series Trust Government and Quality Bond Portfolio - Class 1                          51,346            77,238
 Anchor Series Trust Growth Portfolio - Class 1                                               87,374           102,490
 Anchor Series Trust Natural Resources Portfolio - Class 1                                   110,015           102,202
 Dreyfus Stock Index Fund, Inc. - Initial Shares                                             361,463           835,631
 Fidelity VIP Asset Manager Portfolio - Initial Class                                         99,714           142,413
 Fidelity VIP Contrafund Portfolio - Initial Class                                           100,138           584,648
 Fidelity VIP Growth Portfolio - Initial Class                                               115,010           313,219
 Fidelity VIP High Income Portfolio - Initial Class                                          170,273            75,607
 Fidelity VIP Investment Grade Bond Portfolio - Initial Class                                112,086           207,777
 Fidelity VIP Money Market Portfolio - Initial Class                                         651,523           661,993
 Fidelity VIP Overseas Portfolio - Initial Class                                              38,151            28,609
 Franklin Templeton Templeton Foreign Securities Fund - Class 2                              825,257            10,306
 Invesco V.I. International Growth Fund - Series I                                            44,348           121,502
 Invesco Van Kampen V.I. Capital Growth Fund - Series I                                       31,412            57,568
 JPMorgan Insurance Trust Core Bond Portfolio - Class 1                                        9,990            36,020
 JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1                                      9,486             9,902
 Neuberger Berman AMT Large Cap Value Portfolio - Class I                                      6,782            14,891
 Neuberger Berman AMT Short Duration Bond Portfolio - Class I                                  7,593            62,379
 Oppenheimer Global Securities Fund/VA - Non-Service Shares                                   25,659            87,258
 Oppenheimer Main Street Fund/VA - Non-Service Shares                                         12,623            47,055
 PIMCO VIT Real Return Portfolio - Administrative Class                                           44           150,758
 SunAmerica Aggressive Growth Portfolio - Class 1                                            109,042           195,292
 SunAmerica Alliance Growth Portfolio - Class 1                                              153,504           382,403
 SunAmerica Balanced Portfolio - Class 1                                                     179,257           110,580
 SunAmerica Blue Chip Growth Portfolio - Class 1                                               4,761             5,413
 SunAmerica Capital Growth Portfolio - Class 1                                                 1,958             2,358
 SunAmerica Cash Management Portfolio - Class 1                                              148,365           477,420
 SunAmerica Corporate Bond Portfolio - Class 1                                                50,662           109,708
 SunAmerica Davis Venture Value Portfolio - Class 1                                          221,053           211,041
 SunAmerica "Dogs" of Wall Street Portfolio - Class 1                                         41,381            50,905
 SunAmerica Emerging Markets Portfolio - Class 1                                             142,151           115,030
 SunAmerica Equity Opportunities Portfolio - Class 1                                          28,453            32,510
 SunAmerica Fundamental Growth Portfolio - Class 1                                            36,397           127,831
 SunAmerica Global Bond Portfolio - Class 1                                                   49,459            36,929
 SunAmerica Global Equities Portfolio - Class 1                                               78,869            39,617
 SunAmerica Growth Opportunities Portfolio - Class 1                                          13,234             8,915

                                  VA II - 31

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS - CONTINUED


For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                                                        Proceeds from
 Sub-accounts                                                                      Cost of Purchases       Sales
-----------------------------------------------------------------------------------------------------------------------
 SunAmerica Growth-Income Portfolio - Class 1                                      $         189,903   $       196,909
 SunAmerica High-Yield Bond Portfolio - Class 1                                               68,827            52,605
 SunAmerica International Diversified Equities Portfolio - Class 1                            23,331            53,115
 Summary of Changes in Units for the year ended December 31, 2012.                            62,891            81,755
 SunAmerica Marsico Focused Growth Portfolio - Class 1                                        40,981            92,139
 SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1                             44,606            38,700
 SunAmerica MFS Total Return Portfolio - Class 1                                             100,114            84,090
 SunAmerica Mid-Cap Growth Portfolio - Class 1                                               151,322           299,961
 SunAmerica Real Estate Portfolio - Class 1                                                   26,584            61,376
 SunAmerica Technology Portfolio - Class 1                                                     6,326            27,771
 SunAmerica Telecom Utility Portfolio - Class 1                                               49,692            43,050
 SunAmerica Total Return Bond Portfolio - Class 1                                             12,937            91,255
 UIF Mid Cap Growth Portfolio - Class I Shares                                               529,908            10,683
 VALIC Company I International Equities Fund                                                       -           811,783
 VALIC Company I Small Cap Index Fund                                                              1             7,777
 Van Eck VIP Emerging Markets Fund - Initial Class                                            25,536            83,224
 Van Eck VIP Global Hard Assets Fund - Initial Class                                          29,136            41,581

                                  VA II - 32

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 6 - SUMMARY OF CHANGES IN UNITS


Summary of Changes in Units for the year ended December 31, 2013.


                                                                            Accumulation      Accumulation       Net Increase
 Sub-accounts                                                               Units Issued     Units Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------------------
  1   AllianceBernstein Balanced Wealth Strategy Portfolio - Class A                 1,633            (8,445)            (6,812)
  2   AllianceBernstein Balanced Wealth Strategy Portfolio - Class A                   822              (823)                (2)
  3   AllianceBernstein Global Thematic Growth Portfolio - Class A                   5,424            (8,333)            (2,910)
  6   AllianceBernstein Global Thematic Growth Portfolio - Class A                   3,537            (7,937)            (4,400)
  3   AllianceBernstein Growth and Income Portfolio - Class A                        5,642            (6,799)            (1,156)
  5   AllianceBernstein Growth and Income Portfolio - Class A                          -                 -                  -
  3   AllianceBernstein Growth Portfolio - Class A                                   5,297            (9,887)            (4,589)
  1   AllianceBernstein Intermediate Bond Portfolio - Class A                          242              (447)              (206)
  1   AllianceBernstein Large Cap Growth Portfolio - Class A                         2,129            (5,925)            (3,796)
  2   AllianceBernstein Large Cap Growth Portfolio - Class A                           332              (342)                (9)
  6   AllianceBernstein Large Cap Growth Portfolio - Class A                         2,588            (9,119)            (6,531)
  2   AllianceBernstein Money Market Portfolio - Class A                               -                 -                  -
  2   AllianceBernstein Real Estate Investment Portfolio - Class A                     -                 -                  -
  6   AllianceBernstein Real Estate Investment Portfolio - Class A                   2,152            (4,461)            (2,309)
  1   AllianceBernstein Small Cap Growth Portfolio - Class A                         3,884            (2,109)             1,776
  6   American Century VP Capital Appreciation Fund - Class I                          893              (996)              (103)
  6   American Century VP Income & Growth Fund - Class I                               811            (3,403)            (2,592)
  4   Anchor Series Trust Asset Allocation Portfolio - Class 1                       3,051            (5,254)            (2,203)
  4   Anchor Series Trust Capital Appreciation Portfolio - Class 1                   7,720           (11,881)            (4,161)
  6   Anchor Series Trust Capital Appreciation Portfolio - Class 1                   3,651            (8,191)            (4,540)
  4   Anchor Series Trust Government and Quality Bond Portfolio - Class 1            3,159            (5,303)            (2,144)
  4   Anchor Series Trust Growth Portfolio - Class 1                                 6,041            (6,756)              (715)
  6   Anchor Series Trust Growth Portfolio - Class 1                                 1,775            (2,385)              (610)
  4   Anchor Series Trust Natural Resources Portfolio - Class 1                      1,274            (1,535)              (261)
  6   Anchor Series Trust Natural Resources Portfolio - Class 1                      1,887            (1,341)               546
  1   Dreyfus Stock Index Fund, Inc. - Initial Shares                               11,695           (28,616)           (16,921)
  6   Dreyfus Stock Index Fund, Inc. - Initial Shares                                5,567            (7,917)            (2,349)
  1   Fidelity VIP Asset Manager Portfolio - Initial Class                           3,130            (5,270)            (2,140)
  6   Fidelity VIP Asset Manager Portfolio - Initial Class                           2,641            (2,241)               400
  1   Fidelity VIP Contrafund Portfolio - Initial Class                              4,231            (6,475)            (2,245)
  5   Fidelity VIP Contrafund Portfolio - Initial Class                                -                 -                  -
  5   Fidelity VIP Contrafund Portfolio - Initial Class                                -             (27,762)           (27,762)
  6   Fidelity VIP Contrafund Portfolio - Initial Class                              1,853            (5,221)            (3,368)
  1   Fidelity VIP Growth Portfolio - Initial Class                                  8,539           (14,028)            (5,488)
  6   Fidelity VIP Growth Portfolio - Initial Class                                  4,050            (6,067)            (2,017)
  1   Fidelity VIP High Income Portfolio - Initial Class                             5,585            (3,351)             2,235
  6   Fidelity VIP High Income Portfolio - Initial Class                             2,116            (1,405)               710
  1   Fidelity VIP Investment Grade Bond Portfolio - Initial Class                   3,793            (7,784)            (3,991)
  6   Fidelity VIP Investment Grade Bond Portfolio - Initial Class                   1,396            (2,431)            (1,035)
  1   Fidelity VIP Money Market Portfolio - Initial Class                            8,167           (10,250)            (2,083)
  3   Fidelity VIP Money Market Portfolio - Initial Class                           41,903           (25,648)            16,255
  6   Fidelity VIP Money Market Portfolio - Initial Class                           21,122           (31,590)           (10,468)
  1   Fidelity VIP Overseas Portfolio - Initial Class                                2,485            (2,170)               315
  5   Franklin Templeton Templeton Foreign Securities Fund - Class 2                75,969              (817)            75,152
  1   Invesco Van Kampen V.I. Capital Growth Fund - Series I                         2,475            (3,937)            (1,462)
  6   Invesco Van Kampen V.I. Capital Growth Fund - Series I                         2,071            (2,911)              (840)
  1   Invesco V.I. International Growth Fund - Series I                              2,533            (3,961)            (1,428)
  6   Invesco V.I. International Growth Fund - Series I                              1,085            (3,639)            (2,554)
  6   JPMorgan Insurance Trust Core Bond Portfolio - Class 1                           651            (3,000)            (2,349)
  6   JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1                         523              (601)               (78)
  6   Neuberger Berman AMT Large Cap Value Portfolio - Class I                         758            (1,312)              (554)

                                  VA II - 33

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY


NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED


Summary of Changes in Units for the year ended December 31, 2013.


                                                                            Accumulation      Accumulation       Net Increase
 Sub-accounts                                                               Units Issued     Units Redeemed       (Decrease)
---------------------------------------------------------------------------------------------------------------------------------
  6   Neuberger Berman AMT Short Duration Bond Portfolio - Class I                     579            (4,867)            (4,287)
  6   Oppenheimer Global Securities Fund/VA - Non-Service Shares                     2,049            (6,208)            (4,159)
  6   Oppenheimer Main Street Fund/ VA - Non-Service Shares                          1,797            (4,285)            (2,489)
  5   PIMCO VIT Real Return Portfolio - Administrative Class                           -                 -                  -
  5   PIMCO VIT Real Return Portfolio - Administrative Class                           -             (10,726)           (10,726)
  5   PIMCO VIT Total Return Portfolio - Administrative Class                          -                 -                  -
  4   SunAmerica Aggressive Growth Portfolio - Class 1                              14,230           (17,135)            (2,904)
  6   SunAmerica Aggressive Growth Portfolio - Class 1                               3,062            (6,599)            (3,538)
  4   SunAmerica Alliance Growth Portfolio - Class 1                                23,063           (37,394)           (14,331)
  6   SunAmerica Alliance Growth Portfolio - Class 1                                 3,075            (7,329)            (4,254)
  4   SunAmerica Balanced Portfolio - Class 1                                       12,694            (8,080)             4,614
  6   SunAmerica Balanced Portfolio - Class 1                                        3,130            (3,062)                68
  4   SunAmerica Blue Chip Growth Portfolio - Class 1                                  178              (617)              (439)
  4   SunAmerica Capital Growth Portfolio - Class 1                                    236              (277)               (41)
  4   SunAmerica Cash Management Portfolio - Class 1                                17,720           (44,874)           (27,154)
  4   SunAmerica Corporate Bond Portfolio - Class 1                                  1,699            (4,881)            (3,183)
  4   SunAmerica Davis Venture Value Portfolio - Class 1                             6,067            (9,695)            (3,628)
  4   SunAmerica "Dogs" of Wall Street Portfolio - Class 1                           2,081            (2,552)              (471)
  4   SunAmerica Emerging Markets Portfolio - Class 1                                6,278            (5,229)             1,049
  4   SunAmerica Equity Opportunities Portfolio - Class 1                            2,582            (2,924)              (342)
  4   SunAmerica Fundamental Growth Portfolio - Class 1                              6,271           (15,621)            (9,350)
  4   SunAmerica Global Bond Portfolio - Class 1                                     1,914            (1,377)               538
  6   SunAmerica Global Bond Portfolio - Class 1                                       922            (1,097)              (175)
  4   SunAmerica Global Equities Portfolio - Class 1                                 7,781            (4,846)             2,935
  4   SunAmerica Growth Opportunities Portfolio - Class 1                              869            (1,063)              (194)
  4   SunAmerica Growth-Income Portfolio - Class 1                                   9,464           (11,833)            (2,369)
  6   SunAmerica Growth-Income Portfolio - Class 1                                   5,589            (8,274)            (2,685)
  4   SunAmerica High-Yield Bond Portfolio - Class 1                                 2,887            (2,769)               119
  4   SunAmerica International Diversified Equities Portfolio - Class 1              2,432            (5,891)            (3,458)
  4   SunAmerica International Growth and Income Portfolio - Class 1                 5,442            (7,458)            (2,016)
  6   SunAmerica Marsico Focused Growth Portfolio - Class 1                          3,054            (7,159)            (4,104)
  4   SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1               3,406            (3,750)              (344)
  4   SunAmerica MFS Total Return Portfolio - Class 1                                5,845            (5,669)               176
  4   SunAmerica Mid-Cap Growth Portfolio - Class 1                                 12,448           (13,841)            (1,393)
  6   SunAmerica Mid-Cap Growth Portfolio - Class 1                                  7,188           (19,423)           (12,235)
  4   SunAmerica Real Estate Portfolio - Class 1                                     1,143            (2,308)            (1,166)
  4   SunAmerica Technology Portfolio - Class 1                                      2,461            (9,996)            (7,535)
  4   SunAmerica Telecom Utility Portfolio - Class 1                                 3,094            (3,137)               (44)
  4   SunAmerica Total Return Bond Portfolio - Class 1                                 385            (4,075)            (3,690)
  5   UIF Mid Cap Growth Portfolio - Class I Shares                                 36,751              (651)            36,099
  5   VALIC Company I International Equities Fund                                      -                 -                  -
  5   VALIC Company I International Equities Fund                                      -             (85,686)           (85,686)
  5   VALIC Company I Small Cap Index Fund                                             -                 -                  -
  5   VALIC Company I Small Cap Index Fund                                             -                (517)              (517)
  1   Van Eck VIP Emerging Markets Fund - Initial Class                              1,126            (3,235)            (2,109)
  1   Van Eck VIP Global Hard Assets Fund - Initial Class                              727            (1,170)              (443)

Footnotes
  1 Variable Universal Life Policy product.
  2 Gallery Life product.
  3 Variable Universal Life Policy product or Gallery Life product. 4 Polaris product or Polaris Survivorship product.
  5 Executive Advantage product.
  6 Gemstone Life product.

                                  VA II - 34

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 6 - SUMMARY OF CHANGES IN UNITS


Summary of Changes in Units for the year ended December 31, 2012.


                                                                        Accumulation Units Accumulation Units   Net Increase
 Sub-accounts                                                                Issued             Redeemed         (Decrease)
-------------------------------------------------------------------------------------------------------------------------------
  1   AllianceBernstein Balanced Wealth Strategy Portfolio - Class A                 1,667            (2,769)          (1,102)
  2   AllianceBernstein Balanced Wealth Strategy Portfolio - Class A                 1,132            (1,469)            (337)
  3   AllianceBernstein Global Thematic Growth Portfolio - Class A                   7,756           (15,569)          (7,813)
  6   AllianceBernstein Global Thematic Growth Portfolio - Class A                   4,816           (17,013)         (12,197)
  3   AllianceBernstein Growth and Income Portfolio - Class A                        4,998           (11,166)          (6,168)
  5   AllianceBernstein Growth and Income Portfolio - Class A                            -                 -               -
  3   AllianceBernstein Growth Portfolio - Class A                                   6,803           (19,674)         (12,871)
  1   AllianceBernstein Intermediate Bond Portfolio - Class A                          331              (877)            (546)
  1   AllianceBernstein Large Cap Growth Portfolio - Class A                         3,873            (5,255)          (1,382)
  2   AllianceBernstein Large Cap Growth Portfolio - Class A                           500              (639)            (139)
  6   AllianceBernstein Large Cap Growth Portfolio - Class A                         8,610            (7,674)             936
  2   AllianceBernstein Money Market Portfolio - Class A                                 -           (14,020)         (14,020)
  2   AllianceBernstein Real Estate Investment Portfolio - Class A                       -                 -               -
  6   AllianceBernstein Real Estate Investment Portfolio - Class A                   1,262            (1,583)            (321)
  1   AllianceBernstein Small Cap Growth Portfolio - Class A                         1,121            (8,251)          (7,130)
  6   American Century VP Income & Growth Fund - Class I                             1,395            (3,333)          (1,938)
  4   Anchor Series Trust Asset Allocation Portfolio - Class 1                       1,083            (1,648)            (565)
  4   Anchor Series Trust Capital Appreciation Portfolio - Class 1                   8,409           (21,953)         (13,544)
  6   Anchor Series Trust Capital Appreciation Portfolio - Class 1                   6,128           (10,102)          (3,974)
  4   Anchor Series Trust Government and Quality Bond Portfolio -
       Class 1                                                                       4,650            (7,922)          (3,272)
  4   Anchor Series Trust Growth Portfolio - Class 1                                 6,199           (12,284)          (6,085)
  6   Anchor Series Trust Growth Portfolio - Class 1                                 2,847            (1,955)             892
  4   Anchor Series Trust Natural Resources Portfolio - Class 1                      1,990            (3,299)          (1,309)
  6   Anchor Series Trust Natural Resources Portfolio - Class 1                      1,300            (1,481)            (181)
  5   BlackRock Basic Value V.I. Fund - Class I                                          -                 -               -
  1   Dreyfus Stock Index Fund, Inc. - Initial Shares                               18,227           (20,856)          (2,629)
  6   Dreyfus Stock Index Fund, Inc. - Initial Shares                                7,454           (10,951)          (3,497)
  1   Fidelity VIP Asset Manager Portfolio - Initial Class                           3,042            (5,448)          (2,406)
  6   Fidelity VIP Asset Manager Portfolio - Initial Class                           4,939            (6,715)          (1,776)
  1   Fidelity VIP Contrafund Portfolio - Initial Class                              4,944            (9,300)          (4,356)
  5   Fidelity VIP Contrafund Portfolio - Initial Class                                  -                 -               -
  5   Fidelity VIP Contrafund Portfolio - Initial Class                                  -              (658)            (658)
  6   Fidelity VIP Contrafund Portfolio - Initial Class                              8,164           (12,813)          (4,649)
  1   Fidelity VIP Growth Portfolio - Initial Class                                  8,536           (18,815)         (10,279)
  6   Fidelity VIP Growth Portfolio - Initial Class                                  8,961           (11,775)          (2,814)
  1   Fidelity VIP High Income Portfolio - Initial Class                             5,750            (5,260)             490
  6   Fidelity VIP High Income Portfolio - Initial Class                             7,694            (5,474)           2,220
  5   Fidelity VIP Index 500 Portfolio - Initial Class                                   -                 -               -
  1   Fidelity VIP Investment Grade Bond Portfolio - Initial Class                   3,034            (6,362)          (3,328)
  6   Fidelity VIP Investment Grade Bond Portfolio - Initial Class                   8,719            (1,732)           6,987
  1   Fidelity VIP Money Market Portfolio - Initial Class                            7,668           (15,079)          (7,411)
  3   Fidelity VIP Money Market Portfolio - Initial Class                           55,933           (11,750)          44,183
  6   Fidelity VIP Money Market Portfolio - Initial Class                           23,388           (25,735)          (2,347)
  1   Fidelity VIP Overseas Portfolio - Initial Class                                1,686            (2,646)            (960)
  5   Franklin Templeton Templeton Foreign Securities Fund - Class 2                     -                 -               -
  1   Invesco Van Kampen V.I. Capital Growth Fund - Series I                        33,020            (3,210)          29,810
  6   Invesco Van Kampen V.I. Capital Growth Fund - Series I                        16,923            (1,445)          15,478
  1   Invesco V.I. Capital Appreciation Fund - Series I                                  -           (28,080)         (28,080)
  6   Invesco V.I. Capital Appreciation Fund - Series I                                  -           (19,690)         (19,690)
  1   Invesco V.I. International Growth Fund - Series I                              2,809            (4,271)          (1,462)
  6   Invesco V.I. International Growth Fund - Series I                              6,313            (5,600)             713
  6   JPMorgan Insurance Trust Core Bond Portfolio - Class 1                         1,164            (2,322)          (1,158)
  6   JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1                         739              (932)            (193)
  6   Neuberger Berman AMT Large Cap Value Portfolio - Class I                       1,229            (3,333)          (2,104)

                                  VA II - 35

SEPARATE ACCOUNT II
of the AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED


Summary of Changes in Units for the year ended December 31, 2012.

                                                                         Accumulation Units Accumulation Units   Net Increase
 Sub-accounts                                                                 Issued             Redeemed         (Decrease)
---------------------------------------------------------------------------------------------------------------------------------
  6   Neuberger Berman AMT Short Duration Bond Portfolio - Class I                    1,870            (3,216)           (1,346)
  6   Oppenheimer Global Securities Fund/VA - Non-Service Shares                      5,895           (12,604)           (6,709)
  6   Oppenheimer Main Street Fund/ VA - Non-Service Shares                           4,683           (11,272)           (6,589)
  5   PIMCO VIT Real Return Portfolio - Administrative Class                              -                 -                -
  5   PIMCO VIT Real Return Portfolio - Administrative Class                              -              (211)             (211)
  5   PIMCO VIT Total Return Portfolio - Administrative Class                             -                 -                -
  4   SunAmerica Aggressive Growth Portfolio - Class 1                               15,223           (30,119)          (14,896)
  6   SunAmerica Aggressive Growth Portfolio - Class 1                                5,197            (7,842)           (2,645)
  4   SunAmerica Alliance Growth Portfolio - Class 1                                 27,986           (76,552)          (48,566)
  6   SunAmerica Alliance Growth Portfolio - Class 1                                  4,136           (12,817)           (8,681)
  4   SunAmerica Balanced Portfolio - Class 1                                         4,206            (5,810)           (1,604)
  6   SunAmerica Balanced Portfolio - Class 1                                         3,737            (3,902)             (165)
  4   SunAmerica Blue Chip Growth Portfolio - Class 1                                   559            (1,942)           (1,383)
  4   SunAmerica Capital Growth Portfolio - Class 1                                     274              (279)               (5)
  4   SunAmerica Cash Management Portfolio - Class 1                                 69,539           (84,421)          (14,882)
  4   SunAmerica Corporate Bond Portfolio - Class 1                                   1,741            (2,489)             (748)
  4   SunAmerica Davis Venture Value Portfolio - Class 1                              7,039           (15,098)           (8,059)
  4   SunAmerica "Dogs" of Wall Street Portfolio - Class 1                            1,446            (1,654)             (208)
  4   SunAmerica Emerging Markets Portfolio - Class 1                                 4,481           (12,910)           (8,429)
  4   SunAmerica Equity Opportunities Portfolio - Class 1                             2,921            (5,803)           (2,882)
  4   SunAmerica Fundamental Growth Portfolio - Class 1                              12,413           (21,670)           (9,257)
  4   SunAmerica Global Bond Portfolio - Class 1                                      6,181            (8,286)           (2,105)
  6   SunAmerica Global Bond Portfolio - Class 1                                        976            (3,660)           (2,684)
  4   SunAmerica Global Equities Portfolio - Class 1                                  4,797           (13,775)           (8,978)
  4   SunAmerica Growth Opportunities Portfolio - Class 1                               708            (2,852)           (2,144)
  4   SunAmerica Growth-Income Portfolio - Class 1                                    7,355           (19,296)          (11,941)
  6   SunAmerica Growth-Income Portfolio - Class 1                                    9,007           (15,412)           (6,405)
  4   SunAmerica High-Yield Bond Portfolio - Class 1                                  1,570            (1,801)             (231)
  4   SunAmerica International Diversified Equities Portfolio - Class 1               4,743           (11,383)           (6,640)
  4   SunAmerica International Growth and Income Portfolio - Class 1                  9,448           (15,769)           (6,321)
  6   SunAmerica Marsico Focused Growth Portfolio - Class 1                           5,326           (11,558)           (6,232)
  4   SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1                3,687            (6,663)           (2,976)
  4   SunAmerica MFS Total Return Portfolio - Class 1                                 6,209            (8,781)           (2,572)
  4   SunAmerica Mid-Cap Growth Portfolio - Class 1                                  10,060           (24,915)          (14,855)
  6   SunAmerica Mid-Cap Growth Portfolio - Class 1                                  14,825           (26,015)          (11,190)
  4   SunAmerica Real Estate Portfolio - Class 1                                      3,393            (5,193)           (1,800)
  4   SunAmerica Technology Portfolio - Class 1                                       7,371            (5,783)            1,588
  4   SunAmerica Telecom Utility Portfolio - Class 1                                  2,425            (4,399)           (1,974)
  4   SunAmerica Total Return Bond Portfolio - Class 1                                1,938            (1,926)               12
  5   UIF Mid Cap Growth Portfolio - Class I Shares                                       -              (304)             (304)
  5   VALIC Company I International Equities Fund                                         -                 -                -
  5   VALIC Company I International Equities Fund                                         -            (1,683)           (1,683)
  5   VALIC Company I Small Cap Index Fund                                                -                 -                -
  5   VALIC Company I Small Cap Index Fund                                                -              (267)             (267)
  1   Van Eck VIP Emerging Markets Fund - Initial Class                               1,109            (2,021)             (912)
  1   Van Eck VIP Global Hard Assets Fund - Initial Class                               534              (899)             (365)
  5   Vanguard VIF Total Bond Market Index Portfolio                                      -                 -                -

                                  VA II - 36

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                       At December 31                                          For the year ended December 31
       ------------------------------------------------  -------------------------------------------------------------------------
                                                            Investment Income
                        Unit Value                              Ratio                 Expense Ratio           Total Return
           Units     Lowest to Highest     Net Assets      Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
-------------------------------------------------------  -------------------------------------------------------------------------

 AllianceBernstein Balanced Wealth Strategy
  Portfolio - Class A
-------------------------------------------------------
 2013      11,717    $ 13.98 to   $ 13.98 $    163,847      2.00%                   0.90%                   15.45%
 2012      18,531      12.11                   224,445      2.11%                   0.90%                   12.61%
 2011      19,970      10.76                   214,804      2.44%                   0.90%                   -3.68%
 2010      20,096      11.17                   224,414      2.76% to     29.72%     0.90%                    9.62%
 2009      26,420      10.19                   269,135      0.77% to      1.22%     0.90%                   23.76%

 AllianceBernstein Global Thematic Growth Portfolio -
  Class A
-------------------------------------------------------
 2013      76,296    $  8.04 to   $ 19.60 $  1,131,561      0.27%                   0.75% to     0.90%      22.16% to     22.34%
 2012      83,606       6.57 to     16.04    1,001,592      0.00%                   0.75% to     0.90%      12.50% to     12.67%
 2011     103,616       5.83 to     14.26    1,072,533      0.60%                   0.75% to     0.90%     -23.92% to    -23.80%
 2010     109,722       7.65 to     18.74    1,511,100      1.53%                   0.75% to     0.90%      17.87% to     18.05%
 2009     121,255       6.48 to     15.90    1,417,960      0.00%                   0.75% to     0.90%      52.11% to     52.34%

 AllianceBernstein Growth and Income Portfolio -
  Class A
-------------------------------------------------------
 2013      38,668    $ 46.53 to   $ 46.53 $  1,799,051      1.37%                   0.90%                   33.76%
 2012      39,824      34.78              $  1,385,253      1.61%                   0.90%                   16.47%
 2011      45,992      10.76 to     29.87    1,373,571      1.44%                   0.20% to     0.90%       5.37% to      6.10%
 2010      68,889      10.14 to     28.34    1,631,911      0.00%                   0.20% to     0.90%      12.08% to     12.87%
 2009      77,004       8.99 to     25.29    1,654,602      3.79% to      4.02%     0.20% to     0.90%      19.74% to     20.58%

 AllianceBernstein Growth Portfolio - Class A
-------------------------------------------------------
 2013      54,333    $ 31.60 to   $ 31.60 $  1,716,771      0.27%                   0.90%                   32.81%
 2012      58,922      23.79                 1,401,808      0.06%                   0.90%                   12.87%
 2011      71,793      21.08                 1,513,334      0.00%                   0.90%                    0.34%
 2010      77,730      21.01                 1,633,002      0.26%                   0.90%                   14.03%
 2009      86,813      18.42                 1,599,456      0.00%                   0.90%                   32.04%

 AllianceBernstein Intermediate Bond Portfolio -
  Class A
-------------------------------------------------------
 2013       3,270    $ 12.80 to   $ 12.80 $     41,856      3.59%                   0.90%                   -3.03%
 2012       3,476      13.20                    45,892      4.23%                   0.90%                    5.10%
 2011       4,022      12.56                    50,522      4.87%                   0.90%                    5.68%
 2010       4,407      11.89                    52,382      5.27%                   0.90%                    8.22%
 2009       3,931      10.98                    43,169      3.46%                   0.90%                   17.45%

 AllianceBernstein Large Cap Growth Portfolio -
  Class A
-------------------------------------------------------
 2013      62,539    $ 12.34 to   $ 21.25 $  1,006,398      0.07%                   0.75% to     0.90%      36.12% to     36.32%
 2012      72,875       9.05 to     15.61      855,895      0.32%                   0.75% to     0.90%      15.34% to     15.52%
 2011      73,460       7.83 to     13.54      754,333      0.35%                   0.75% to     0.90%      -3.91% to     -3.77%
 2010      77,944       8.14 to     14.09      821,747      0.44% to      0.54%     0.75% to     0.90%       9.11% to      9.28%
 2009      77,598       7.45 to     12.91      760,756      0.14% to      0.15%     0.75% to     0.90%      36.29% to     36.49%

 AllianceBernstein Money Market Portfolio - Class A
-------------------------------------------------------
 2013           -    $   -   to  $   -    $          -      0.00%                   0.00%                    0.00%
 2012           -        -                           -      0.01%                   0.00%                    0.00%
 2011      14,020      12.54                   175,790      0.01%                   0.90%                   -0.88%
 2010      11,999      12.65                   151,789      0.02%                   0.90%                   -0.89%
 2009       1,689      12.76                    21,559      0.25%                   0.90%                   -0.73%

                                  VA II - 37

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                        At December 31                                          For the year ended December 31
        -----------------------------------------------   -------------------------------------------------------------------------
                                                            Investment Income
                         Unit Value                              Ratio                Expense Ratio           Total Return
             Units    Lowest to Highest    Net Assets       Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
-------------------------------------------------------   -------------------------------------------------------------------------

 AllianceBernstein Real Estate Investment Portfolio -
  Class A
-------------------------------------------------------
 2013        17,648   $ 34.35  to $ 36.22 $    639,139       1.72%                  0.75% to      0.90%      3.26% to      3.42%
 2012        19,957     33.26  to   35.02      698,884       1.13%                  0.75% to      0.90%     20.10% to     20.28%
 2011        20,278     27.69  to   29.12      590,417       1.49%                  0.75% to      0.90%      8.06% to      8.22%
 2010        21,607     25.63  to   26.90      581,316       0.72% to     1.37%     0.75% to      0.90%     25.21% to     25.40%
 2009        21,659     20.47  to   21.45      464,664       2.50% to     3.02%     0.75% to      0.90%     28.30% to     28.49%

 AllianceBernstein Small Cap Growth Portfolio -
  Class A
-------------------------------------------------------
 2013        17,585   $ 27.18  to $ 27.18 $    477,872       0.00%                  0.90%                   44.36%
 2012        15,809     18.82                  297,604       0.00%                  0.90%                   13.99%
 2011        22,939     16.51                  378,816       0.00%                  0.90%                    3.53%
 2010        21,734     15.95                  346,683       0.00%                  0.90%                   35.68%
 2009        24,179     11.76                  284,273       0.00%                  0.90%                   40.49%

 American Century VP Capital Appreciation Fund -
  Class I
-------------------------------------------------------
 2013        18,152   $ 19.53  to $ 19.53 $    354,482       0.00%                  0.75%                   29.94%
 2012        18,255     15.03                  274,338       0.00%                  0.75%                   15.13%
 2011        19,055     13.05                  248,725       0.00%                  0.75%                   -7.20%
 2010        19,944     14.07                  280,543       0.00%                  0.75%                   30.31%
 2009        12,477     10.79                  134,685       0.67%                  0.75%                   36.05%

 American Century VP Income & Growth Fund - Class I
-------------------------------------------------------
 2013         9,362   $ 16.62  to $ 16.62 $    155,565       2.37%                  0.75%                   34.81%
 2012        11,954     12.33                  147,344       2.15%                  0.75%                   13.89%
 2011        13,892     10.82                  150,357       1.51%                  0.75%                    2.34%
 2010        16,009     10.58                  169,308       1.50%                  0.75%                   13.29%
 2009        17,665      9.33                  164,902       4.27%                  0.75%                   17.21%

 Anchor Series Trust Asset Allocation Portfolio -
  Class 1
-------------------------------------------------------
 2013        16,156   $ 20.79  to $ 20.79 $    335,906       2.64%                  0.75%                   17.00%
 2012        18,359     17.77                  326,252       3.12%                  0.75%                   11.11%
 2011        18,924     15.99                  302,672       2.73%                  0.75%                    0.17%
 2010        19,730     15.97                  315,007       2.53%                  0.75%                   13.01%
 2009        22,748     14.13                  321,399       3.48%                  0.75%                   21.39%

 Anchor Series Trust Capital Appreciation Portfolio -
  Class 1
-------------------------------------------------------
 2013       133,462   $ 21.00  to $ 28.41 $  3,348,147       0.00%                  0.75%                   34.80%
 2012       142,163     15.57  to   21.08    2,642,155       0.00%                  0.75%                   22.97%
 2011       159,681     12.67  to   17.14    2,431,110       0.00%                  0.75%                   -7.74%
 2010       179,654     13.73  to   18.58    2,978,623       0.12%                  0.75%                   21.82%
 2009       190,935     11.27  to   15.25    2,606,372       0.00%                  0.75%                   35.74%

 Anchor Series Trust Government and Quality Bond
  Portfolio - Class 1
-------------------------------------------------------
 2013        24,497   $ 17.54  to $ 17.54 $    429,633       2.48%                  0.75%                   -2.82%
 2012        26,641     18.05                  480,814       2.14%                  0.75%                    3.02%
 2011        29,913     17.52                  524,041       2.45%                  0.75%                    6.29%
 2010        40,993     16.48                  675,660       4.33%                  0.75%                    4.20%
 2009        46,533     15.82                  736,030       4.36%                  0.75%                    3.49%

                                  VA II - 38

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                       At December 31                                            For the year ended December 31
      --------------------------------------------------   -------------------------------------------------------------------
                                                             Investment Income                                     Total
                         Unit Value                               Ratio                Expense Ratio          ReturnLowest to
           Units      Lowest to Highest     Net Assets       Lowest to Highest /(1)/ Lowest to Highest /(2)/   Highest /(3)/
      --------------------------------------------------   -------------------------------------------------------------------

 Anchor Series Trust Growth Portfolio - Class 1
--------------------------------------------------------
 2013      73,427    $ 15.83  to    $ 18.47 $ 1,290,624       0.78%                   0.75%                   34.16%
 2012      74,752      11.80  to      13.77     979,015       0.58%                   0.75%                   13.11%
 2011      79,944      10.43  to      12.17     930,245       0.73%                   0.75%                   -6.95%
 2010      88,416      11.21  to      13.08   1,110,645       0.66%                   0.75%                   13.29%
 2009      95,010       9.89  to      11.55   1,047,098       0.95%                   0.75%                   37.36%

 Anchor Series Trust Natural Resources Portfolio -
  Class 1
--------------------------------------------------------
 2013      19,157    $ 38.32  to    $ 48.37 $   829,348       1.00%                   0.75%                    5.01%
 2012      18,872      36.49  to      46.06     781,918       1.07%                   0.75%                    2.75%
 2011      20,363      35.51  to      44.83     826,142       0.72%                   0.75%                  -20.86%
 2010      21,487      44.87  to      56.65   1,103,109       0.85%                   0.75%                   15.33%
 2009      22,292      38.91  to      49.12     998,885       1.48%                   0.75%                   56.88%

 BlackRock Basic Value V.I. Fund - Class I
--------------------------------------------------------
 2013           -    $   -    to   $   -    $         -       0.00%                   0.00%                    0.00%
 2012           -        -                            -       0.00%                   0.00%                    0.00%
 2011           -       9.45                          -       0.30%                   0.20%                   -2.64%
 2010      19,913       9.71                    193,266       1.59%                   0.20%                   12.58%
 2009      20,299       8.62                    175,001       2.05%                   0.20%                   30.88%

 Dreyfus Stock Index Fund, Inc. - Initial Shares
--------------------------------------------------------
 2013     155,033    $ 15.55  to    $ 36.97 $ 4,149,200       1.80%                   0.75% to     0.90%      30.84% to 31.04%
 2012     174,303      11.87  to      28.26   3,675,742       2.12%                   0.75% to     0.90%      14.70% to 14.87%
 2011     180,429      10.33  to      24.63   3,304,407       1.85%                   0.75% to     0.90%       0.97% to  1.12%
 2010     189,415      10.22  to      24.40   3,472,051       1.73% to     1.76%      0.75% to     0.90%      13.81% to 13.98%
 2009     197,620       8.96  to      21.44   3,200,300       1.90% to     1.98%      0.75% to     0.90%      25.20% to 25.39%

 Fidelity VIP Asset Manager Portfolio - Initial Class
--------------------------------------------------------
 2013      46,524    $ 16.89  to    $ 29.72 $ 1,106,778       1.58%                   0.75% to     0.90%      14.67% to 14.84%
 2012      48,264      14.71  to      25.92   1,014,293       1.55%                   0.75% to     0.90%      11.47% to 11.64%
 2011      52,446      13.17  to      23.25     988,841       2.02%                   0.75% to     0.90%      -3.43% to -3.29%
 2010      53,852      13.62  to      24.08   1,060,825       1.66%                   0.75% to     0.90%      13.24% to 13.41%
 2009      56,118      12.01  to      21.26     990,924       2.31%                   0.75% to     0.90%      27.96% to 28.15%

 Fidelity VIP Contrafund Portfolio - Initial Class
--------------------------------------------------------
 2013      82,057    $ 15.83  to    $ 32.44 $ 2,206,136       0.99%                   0.10% to     0.90%      30.11% to 31.16%
 2012     115,432      12.07  to      24.93   2,143,824       1.37%                   0.10% to     0.90%      15.37% to 16.30%
 2011     125,095      10.38  to      21.61   2,025,569       0.94%                   0.10% to     0.90%      -3.40% to -2.62%
 2010     160,022      10.66  to      22.37   2,605,291       0.84% to     2.09%      0.10% to     0.90%      16.17% to 25.76%
 2009     239,270       9.61  to      19.26   3,044,674       1.32% to     1.47%      0.20% to     0.90%      34.49% to 35.44%

 Fidelity VIP Growth Portfolio - Initial Class
--------------------------------------------------------
 2013     147,450    $ 13.46  to    $ 33.62 $ 3,727,998       0.29%                   0.75% to     0.90%      35.11% to 35.32%
 2012     154,955       9.95  to      24.88   2,914,841       0.62%                   0.75% to     0.90%      13.66% to 13.83%
 2011     168,048       8.74  to      21.89   2,813,320       0.38%                   0.75% to     0.90%      -0.69% to -0.54%
 2010     172,435       8.79  to      22.04   2,904,751       0.27%                   0.75% to     0.90%      23.06% to 23.25%
 2009     179,689       7.13  to      17.91   2,435,498       0.42%                   0.75% to     0.90%      27.14% to 27.33%

                                  VA II - 39

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                        At December 31                                          For the year ended December 31
        ------------------------------------------------  -------------------------------------------------------------------------
                                                              Investment Income
                        Unit Value                                  Ratio               Expense Ratio           Total Return
         Units       Lowest to Highest      Net Assets      Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
--------------------------------------------------------  -------------------------------------------------------------------------

 Fidelity VIP High Income Portfolio - Initial Class
--------------------------------------------------------
 2013    31,245       $ 20.76  to   $ 21.44 $   661,961     6.20%                   0.75% to      0.90%       5.00% to     5.16%
 2012    28,300         19.75  to     20.42     570,454     6.24%                   0.75% to      0.90%      13.20% to    13.37%
 2011    25,590         17.42  to     18.04     456,123     6.80%                   0.75% to      0.90%       3.10% to     3.26%
 2010    27,352         16.87  to     17.49     472,198     7.10%                   0.75% to      0.90%      12.80% to    12.97%
 2009    33,813         14.93  to     15.51     517,843     8.08%                   0.75% to      0.90%      42.67% to    42.88%

 Fidelity VIP Index 500 Portfolio - Initial Class
--------------------------------------------------------
 2013         -       $   -    to   $   -   $         -     0.00%                   0.00%                     0.00%
 2012         -           -                           -     0.00%                   0.00%                     0.00%
 2011         -         11.49                         -     0.00%                   0.20%                     1.84%
 2010    13,818         11.28  to     15.81     155,861     1.92%                   0.20% to      0.65%      14.28% to    14.79%
 2009    14,068          9.83  to     13.83     138,231     2.46%                   0.20% to      0.65%      25.79% to    26.35%

 Fidelity VIP Investment Grade Bond Portfolio -
  Initial Class
--------------------------------------------------------
 2013    33,621       $ 17.85  to   $ 23.39 $   682,418     2.21%                   0.75% to      0.90%      -2.66% to    -2.51%
 2012    38,647         18.31  to     24.03     815,368     2.44%                   0.75% to      0.90%       4.95% to     5.11%
 2011    34,988         17.42  to     22.89     730,922     3.19%                   0.75% to      0.90%       6.37% to     6.53%
 2010    38,637         16.35  to     21.52     752,698     3.34%                   0.75% to      0.90%       6.84% to     7.00%
 2009    48,893         15.28  to     20.14     905,771     8.69%                   0.75% to      0.90%      14.69% to    14.86%

 Fidelity VIP Money Market Portfolio - Initial Class
--------------------------------------------------------
 2013   196,491       $  9.86  to   $ 14.72 $ 2,305,684     0.03%                   0.75% to      0.90%      -0.87% to    -0.72%
 2012   192,787          9.95  to     14.85   2,316,155     0.13%                   0.75% to      0.90%      -0.76% to    -0.53%
 2011   158,362         11.80  to     14.97   2,027,826     0.11%                   0.75% to      0.90%      -0.79% to    -0.64%
 2010   179,856         11.87  to     15.09   2,341,236     0.18%                   0.75% to      0.90%      -0.66% to    -0.51%
 2009   158,477         11.93  to     15.19   2,094,995     0.77%                   0.75% to      0.90%      -0.18% to    -0.03%

 Fidelity VIP Overseas Portfolio - Initial Class
--------------------------------------------------------
 2013    15,336       $ 24.87  to   $ 24.87 $   381,343     1.41%                   0.90%                    29.27%
 2012    15,021         19.24                   288,940     1.99%                   0.90%                    19.66%
 2011    15,981         16.08                   256,912     1.39%                   0.90%                   -17.91%
 2010    18,345         19.58                   359,238     1.19%                   0.90%                    12.10%
 2009    23,691         17.47                   413,830     1.80%                   0.90%                    25.40%

 Franklin Templeton Templeton Foreign Securities Fund
  - Class 2
--------------------------------------------------------
 2013    75,152       $ 13.08  to   $ 13.08 $   983,163     4.19%                   0.10%                    22.85%
 2012         -           -                           -     0.00%                   0.00%                     0.00%
 2011         -          8.45                         -     3.36%                   0.20%                   -10.81%
 2010    21,497          9.48                   203,692     1.77%                   0.20%                     8.19%
 2009    21,915          8.76                   191,933     3.07%                   0.20%                    36.77%

 Franklin Templeton Templeton Global Asset Allocation
  Fund - Class 1 /(6)/
--------------------------------------------------------
 2010         -       $   -                 $         -    11.22%                   0.75%                     3.74%
 2009    28,151         15.85                   446,108     8.90%                   0.75%                    21.30%

                                  VA II - 40

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                         At December 31                                         For the year ended December 31
          ----------------------------------------------  -------------------------------------------------------------------------
                                                            Investment Income
                           Unit Value                              Ratio              Expense Ratio            Total Return
              Units     Lowest to Highest    Net Assets     Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
--------------------------------------------------------  -------------------------------------------------------------------------

 Invesco V.I. Capital Appreciation Fund - Series I
--------------------------------------------------------
 2013              -   $   -    to $     -   $       -       0.00%                   0.00%                    0.00%
 2012              -       -                         -       0.00%                   0.00%                    0.00%
 2011         47,770      6.92  to     10.03   417,913       0.16%                   0.75% to     0.90%      -8.73% to     -8.60%
 2010         49,458      7.57  to     10.99   473,452       0.72%                   0.75% to     0.90%      14.45% to     14.63%
 2009         50,821      6.61  to      9.60   424,617       0.62%                   0.75% to     0.90%      19.99% to     20.17%

 Invesco Van Kampen V.I. Capital Growth Fund - Series I
--------------------------------------------------------
 2013         42,986     13.47  to     13.51   579,648       0.42%                   0.75% to     0.90%      38.88% to     39.09%
 2012         45,288      9.70  to      9.71   439,489       0.00%                   0.75% to     0.90%      -2.99% to     -2.89%

 Invesco V.I. International Growth Fund - Series I
--------------------------------------------------------
 2013         39,198   $ 19.42  to   $ 24.10 $ 867,164       1.24%                   0.75% to     0.90%      17.95% to     18.12%
 2012         43,180     16.44  to     20.44   805,983       1.51%                   0.75% to     0.90%      14.49% to     14.67%
 2011         43,929     14.34  to     17.85   719,412       1.67%                   0.75% to     0.90%      -7.58% to     -7.44%
 2010         51,671     15.49  to     19.31   916,566       2.24%                   0.75% to     0.90%      11.85% to     12.02%
 2009         54,806     13.83  to     17.27   876,613       1.41%                   0.75% to     0.90%      34.03% to     34.23%

 JPMorgan Insurance Trust Core Bond Portfolio -
  Class 1 /(4)/
--------------------------------------------------------
 2013          5,656   $ 12.50  to   $ 12.50 $  70,716       4.73%                   0.75%                   -2.21%
 2012          8,005     12.78                 102,342       4.74%                   0.75%                    4.54%
 2011          9,163     12.23                 112,059       4.69%                   0.75%                    6.66%
 2010          8,451     11.47                  96,894       3.47%                   0.75%                    8.42%
 2009         10,178     10.58                 107,642       0.00%                   0.75%                    5.76%

 JPMorgan Insurance Trust U.S. Equity Portfolio -
  Class 1 /(5)/
--------------------------------------------------------
 2013          7,513   $ 23.07  to   $ 23.07 $ 173,328       1.25%                   0.75%                   35.20%
 2012          7,591     17.07                 129,536       1.53%                   0.75%                   16.77%
 2011          7,784     14.61                 113,760       1.23%                   0.75%                   -2.60%
 2010          7,780     15.00                 116,745       0.84%                   0.75%                   12.73%
 2009          8,351     13.31                 111,158       0.00%                   0.75%                   33.11%

 Neuberger Berman AMT Large Cap Value Portfolio -
  Class I
--------------------------------------------------------
 2013          8,713   $ 18.15  to   $ 18.15 $ 158,109       1.16%                   0.75%                   30.16%
 2012          9,267     13.94                 129,196       0.41%                   0.75%                   15.73%
 2011         11,371     12.05                 136,989       0.00%                   0.75%                  -12.02%
 2010         11,691     13.69                 160,085       0.70%                   0.75%                   14.80%
 2009         11,741     11.93                 140,047       2.17%                   0.75%                   54.91%

 Neuberger Berman AMT Short Duration Bond Portfolio -
  Class I
--------------------------------------------------------
 2013          4,518   $ 12.91  to   $ 12.91 $  58,313       1.45%                   0.75%                   -0.14%
 2012          8,805     12.93                 113,807       2.54%                   0.75%                    3.82%
 2011         10,151     12.45                 126,374       3.66%                   0.75%                   -0.46%
 2010         11,833     12.51                 147,986       5.17%                   0.75%                    4.50%
 2009         12,595     11.97                 150,745       8.65%                   0.75%                   12.48%

 Oppenheimer Global Securities Fund/VA - Non-Service
  Shares
--------------------------------------------------------
 2013         28,536   $ 17.85  to   $ 17.85 $ 509,365       1.31%                   0.75%                   26.36%
 2012         32,695     14.13                 461,879       2.01%                   0.75%                   20.36%
 2011         39,404     11.74                 462,505       1.36%                   0.75%                   -8.97%
 2010         43,014     12.89                 554,648       1.42%                   0.75%                   15.10%
 2009         47,123     11.20                 527,921       2.22%                   0.75%                   38.73%

                                  VA II - 41

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                           At December 31                                      For the year ended December 31
            ---------------------------------------------  -------------------------------------------------------------------------
                                                              Investment Income
                          Unit Value                                Ratio              Expense Ratio           Total Return
            Units      Lowest to Highest     Net Assets      Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
---------------------------------------------------------  -------------------------------------------------------------------------

 Oppenheimer Main Street Fund/VA - Non-Service Shares
---------------------------------------------------------
 2013        29,061   $ 16.07  to   $ 16.07 $    466,995      1.11%                  0.75%                   30.79%
 2012        31,550     12.29                    387,649      0.93%                  0.75%                   16.00%
 2011        38,139     10.59                    403,982      0.82%                  0.75%                   -0.76%
 2010        38,615     10.67                    412,157      1.15%                  0.75%                   15.24%
 2009        50,767      9.26                    470,198      1.87%                  0.75%                   27.33%

 PIMCO VIT Real Return Portfolio - Administrative Class
---------------------------------------------------------
 2013             -   $   -    to   $   -   $          -      0.06%                  0.00%                    0.00%
 2012        10,726     14.05                    150,716      1.07%                  0.10%                    8.65%
 2011        10,937     12.62  to     12.93      141,448      3.40%                  0.10% to      0.20%     11.44% to     11.55%
 2010       189,442     11.32  to     13.19    2,148,148      1.44%                  0.10% to      0.45%      2.89% to      7.89%
 2009       216,159     10.50  to     12.26    2,328,964      3.04%                  0.20% to      0.45%     17.83% to     18.12%

 PIMCO VIT Total Return Portfolio - Administrative Class
----------------------------------------------------------
 2013             -   $   -    to   $   -   $          -      0.00%                  0.00%                    0.00%
 2012             -       -                            -      0.00%                  0.00%                    0.00%
 2011             -     12.83                          -      3.19%                  0.20%                    3.40%
 2010        19,517     12.41                    242,256      2.45%                  0.20%                    7.89%
 2009        19,887     11.50                    228,797      5.27%                  0.20%                   13.81%

 SunAmerica Aggressive Growth Portfolio - Class 1
---------------------------------------------------------
 2013       141,750   $ 11.57  to   $ 15.15 $  2,030,632      0.00%                  0.75%                   41.87%
 2012       148,192      8.16  to     10.68    1,491,228      0.00%                  0.75%                   15.35%
 2011       165,733      7.07  to      9.26    1,449,380      0.00%                  0.75%                   -2.71%
 2010       169,271      7.27  to      9.52    1,527,624      0.00%                  0.75%                   20.26%
 2009       173,292      6.04  to      7.91    1,296,608      0.14%                  0.75%                   39.43%

 SunAmerica Alliance Growth Portfolio - Class 1
---------------------------------------------------------
 2013       235,447   $ 13.59  to   $ 13.75 $  3,231,380      0.27%                  0.75%                   36.41%
 2012       254,032      9.96  to     10.08    2,555,696      0.50%                  0.75%                   15.73%
 2011       311,279      8.61  to      8.71    2,706,174      0.50%                  0.75%                   -3.03%
 2010       354,632      8.88  to      8.98    3,179,878      0.80%                  0.75%                    9.42%
 2009       371,977      8.11  to      8.21    3,048,459      0.60%                  0.75%                   39.98%

 SunAmerica Balanced Portfolio - Class 1
---------------------------------------------------------
 2013        81,076   $ 13.78  to   $ 14.43 $  1,153,755      1.57%                  0.75%                   18.58%
 2012        76,394     11.62  to     12.17      915,982      1.43%                  0.75%                   12.28%
 2011        78,163     10.35  to     10.84      834,869      1.84%                  0.75%                    1.51%
 2010        78,436     10.20  to     10.68      825,287      1.81%                  0.75%                   11.00%
 2009        94,413      9.19  to      9.62      895,056      3.00%                  0.75%                   23.10%

 SunAmerica Blue Chip Growth Portfolio - Class 1
---------------------------------------------------------
 2013         4,860   $  9.29  to   $  9.29 $     45,142      0.36%                  0.75%                   32.96%
 2012         5,299      6.99                     37,013      0.00%                  0.75%                   10.74%
 2011         6,682      6.31                     42,147      0.17%                  0.75%                   -6.29%
 2010        11,921      6.73                     80,245      0.28%                  0.75%                   11.68%
 2009        11,303      6.03                     68,128      0.29%                  0.75%                   35.82%

                                  VA II - 42

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                        At December 31                                      For the year ended December 31
         ----------------------------------------------  ------------------------------------------------------------------------
                                                             Investment Income
                           Unit Value                             Ratio               Expense Ratio            Total Return
             Units     Lowest to Highest   Net Assets     Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
-------------------------------------------------------  ------------------------------------------------------------------------

 SunAmerica Capital Growth Portfolio - Class 1
-------------------------------------------------------
 2013          3,987   $ 10.81 to $ 10.81 $     43,114     0.82%                   0.75%                   28.28%
 2012          4,028      8.43                  33,954     0.45%                   0.75%                   13.07%
 2011          4,033      7.45                  30,062     0.00%                   0.75%                   -2.05%
 2010          4,020      7.61                  30,595     0.00%                   0.75%                    8.42%
 2009          5,619      7.02                  39,446     0.00%                   0.75%                   42.42%

 SunAmerica Cash Management Portfolio - Class 1
-------------------------------------------------------
 2013         88,417   $ 11.72 to $ 11.72 $  1,036,305     0.00%                   0.75%                   -1.01%
 2012        115,571     11.84               1,368,385     0.00%                   0.75%                   -0.99%
 2011        130,453     11.96               1,560,002     0.00%                   0.75%                   -1.02%
 2010        115,026     12.08               1,389,656     0.00%                   0.75%                   -0.98%
 2009        195,351     12.20               2,383,428     2.53%                   0.75%                   -0.70%

 SunAmerica Corporate Bond Portfolio - Class 1
-------------------------------------------------------
 2013         14,090   $ 24.12 to $ 24.12 $    339,848     4.15%                   0.75%                    0.64%
 2012         17,273     23.97                 413,960     5.38%                   0.75%                   10.58%
 2011         18,021     21.67                 390,563     6.90%                   0.75%                    5.62%
 2010         16,751     20.52                 343,723     7.57%                   0.75%                   10.14%
 2009         20,101     18.63                 374,483     6.92%                   0.75%                   29.99%

 SunAmerica Davis Venture Value Portfolio - Class 1
-------------------------------------------------------
 2013         61,239   $ 30.82 to $ 30.82 $  1,887,310     1.19%                   0.75%                   32.68%
 2012         64,867     23.23               1,506,782     0.79%                   0.75%                   11.87%
 2011         72,926     20.76               1,514,206     1.31%                   0.75%                   -4.94%
 2010         80,926     21.84               1,767,696     0.71%                   0.75%                   11.35%
 2009         84,538     19.62               1,658,434     1.42%                   0.75%                   32.51%

 SunAmerica "Dogs" of Wall Street Portfolio - Class 1
-------------------------------------------------------
 2013         15,820   $ 22.89 to $ 22.89 $    362,049     1.63%                   0.75%                   35.59%
 2012         16,291     16.88                 274,960     2.14%                   0.75%                   12.97%
 2011         16,499     14.94                 246,490     2.28%                   0.75%                   11.84%
 2010         16,220     13.36                 216,672     2.83%                   0.75%                   15.87%
 2009         15,124     11.53                 174,353     3.99%                   0.75%                   19.25%

 SunAmerica Emerging Markets Portfolio - Class 1
-------------------------------------------------------
 2013         29,177   $ 25.62 to $ 25.62 $    747,543     0.53%                   0.75%                   -4.11%
 2012         28,128     26.72                 751,577     0.56%                   0.75%                   17.86%
 2011         36,557     22.67                 828,755     0.60%                   0.75%                  -26.64%
 2010         40,556     30.90               1,253,273     1.34%                   0.75%                   17.63%
 2009         42,594     26.27               1,118,933     0.00%                   0.75%                   75.33%

 SunAmerica Equity Opportunities Portfolio - Class 1
-------------------------------------------------------
 2013         24,937   $ 17.43 to $ 17.43 $    434,728     0.56%                   0.75%                   30.24%
 2012         25,279     13.39                 338,374     1.05%                   0.75%                   15.98%
 2011         28,161     11.54                 325,016     0.58%                   0.75%                   -0.85%
 2010         27,487     11.64                 319,958     0.69%                   0.75%                   16.22%
 2009         27,800     10.02                 278,455     1.19%                   0.75%                   31.11%

                                  VA II - 43

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED


NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                         At December 31                                     For the year ended December 31
          ---------------------------------------------  ------------------------------------------------------------------------
                                                             Investment Income
                            Unit Value                            Ratio               Expense Ratio            Total Return
               Units    Lowest to Highest  Net Assets     Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
-------------------------------------------------------  ------------------------------------------------------------------------

 SunAmerica Fundamental Growth Portfolio - Class 1
-------------------------------------------------------
 2013          75,359   $ 11.38 to $ 11.38 $   857,221     0.00%                   0.75%                   36.04%
 2012          84,709      8.36                708,328     0.00%                   0.75%                   15.29%
 2011          93,966      7.25                681,516     0.00%                   0.75%                   -6.19%
 2010         107,513      7.73                831,183     0.00%                   0.75%                   16.13%
 2009         115,572      6.66                769,354     0.00%                   0.75%                   34.96%

 SunAmerica Global Bond Portfolio - Class 1
-------------------------------------------------------
 2013          22,833   $ 16.73            $   404,925     1.15%                   0.75%                   -4.27%
 2012          22,470     17.48 to   19.09     415,757     7.50%                   0.75%                    3.11%
 2011          27,259     16.95 to   18.51     487,675     2.23%                   0.75%                    4.96%
 2010          24,301     16.15 to   17.64     416,616     4.40%                   0.75%                    5.49%
 2009          25,083     15.31 to   16.72     407,758     2.81%                   0.75%                    6.69%

 SunAmerica Global Equities Portfolio - Class 1
-------------------------------------------------------
 2013          36,443   $ 13.88            $   505,984     0.53%                   0.75%                   25.25%
 2012          33,508     11.09                371,446     0.69%                   0.75%                   16.01%
 2011          42,486      9.56                405,958     0.99%                   0.75%                  -11.05%
 2010          45,018     10.74                483,613     1.65%                   0.75%                   13.49%
 2009          46,646      9.47                441,540     2.53%                   0.75%                   28.43%

 SunAmerica Growth Opportunities Portfolio - Class 1
-------------------------------------------------------
 2013          14,674   $  9.49            $   139,218     0.00%                   0.75%                   36.76%
 2012          14,868      6.94                103,146     0.00%                   0.75%                   16.69%
 2011          17,012      5.95                101,146     0.00%                   0.75%                   -3.09%
 2010          15,233      6.14                 93,459     0.00%                   0.75%                   23.41%
 2009          11,943      4.97                 59,376     0.00%                   0.75%                   17.37%

 SunAmerica Growth-Income Portfolio - Class 1
-------------------------------------------------------
 2013         158,686   $ 14.09            $ 2,338,428     1.53%                   0.75%                   30.77%
 2012         163,740     10.78 to   11.62   1,844,702     1.79%                   0.75%                   12.89%
 2011         182,086      9.55 to   10.29   1,818,041     0.94%                   0.75%                    7.53%
 2010         201,392      8.88 to    9.57   1,870,041     0.93%                   0.75%                   10.67%
 2009         194,075      8.02 to    8.65   1,630,318     1.38%                   0.75%                   27.22%

 SunAmerica High-Yield Bond Portfolio - Class 1
-------------------------------------------------------
 2013          13,353   $ 21.15            $   282,368     5.91%                   0.75%                    7.10%
 2012          13,234     19.75                261,308     6.10%                   0.75%                   16.11%
 2011          13,465     17.01                228,976     8.78%                   0.75%                    3.50%
 2010          13,079     16.43                214,895    12.36%                   0.75%                   13.75%
 2009          15,773     14.44                227,834     9.48%                   0.75%                   40.96%

 SunAmerica International Diversified Equities
  Portfolio - Class 1
-------------------------------------------------------
 2013          36,097   $ 12.26            $   442,387     2.63%                   0.75%                   19.72%
 2012          39,555     10.24                404,912     0.95%                   0.75%                   16.47%
 2011          46,195      8.79                406,012     2.13%                   0.75%                  -15.24%
 2010          53,907     10.37                559,000     3.56%                   0.75%                    7.69%
 2009          57,796      9.63                556,550     1.21%                   0.75%                   28.18%

                                  VA II - 44

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                      At December 31                                       For the year ended December 31
       ----------------------------------------------  -------------------------------------------------------------------------
                                                           Investment Income
                         Unit Value                             Ratio                Expense Ratio            Total Return
         Units       Lowest to Highest   Net Assets     Lowest to Highest /(1)/  Lowest to Highest /(2)/ Lowest to Highest /(3)/
-----------------------------------------------------  -------------------------------------------------------------------------

 SunAmerica International Growth and Income
  Portfolio - Class 1
-----------------------------------------------------
 2013      45,712   $ 14.93              $   682,295     2.03%                    0.75%                   21.12%
 2012      47,728     12.32                  588,159     2.36%                    0.75%                   20.38%
 2011      54,049     10.24                  553,292     3.05%                    0.75%                  -14.44%
 2010      60,338     11.96                  721,882     3.78%                    0.75%                    6.30%
 2009      66,782     11.25                  751,624     0.00%                    0.75%                   26.80%

 SunAmerica Marsico Focused Growth Portfolio -
  Class 1
-----------------------------------------------------
 2013      36,384   $ 18.48              $   672,518     0.21%                    0.75%                   33.69%
 2012      40,488     13.83                  559,798     0.32%                    0.75%                   10.42%
 2011      46,720     12.52                  584,998     0.33%                    0.75%                   -2.17%
 2010      47,418     12.80                  606,921     0.39%                    0.75%                   16.53%
 2009      50,075     10.98                  549,988     0.81%                    0.75%                   29.73%

 SunAmerica MFS Massachusetts Investors Trust
  Portfolio - Class 1
-----------------------------------------------------
 2013      37,119   $ 16.69              $   619,552     0.63%                    0.75%                   30.83%
 2012      37,463     12.76                  477,949     0.76%                    0.75%                   18.26%
 2011      40,439     10.79                  436,244     0.70%                    0.75%                   -2.64%
 2010      42,012     11.08                  465,519     0.90%                    0.75%                   10.36%
 2009      46,350     10.04                  465,368     1.36%                    0.75%                   25.79%

 SunAmerica MFS Total Return Portfolio - Class 1
-----------------------------------------------------
 2013      40,664   $ 21.49              $   874,014     2.46%                    0.75%                   18.11%
 2012      40,488     18.20                  736,777     2.82%                    0.75%                   10.48%
 2011      43,060     16.47                  709,219     2.63%                    0.75%                    1.17%
 2010      48,558     16.28                  790,561     3.18%                    0.75%                    9.22%
 2009      58,342     14.91                  869,682     3.54%                    0.75%                   17.59%

 SunAmerica Mid-Cap Growth Portfolio - Class 1
-----------------------------------------------------
 2013     179,117   $ 11.07              $ 2,659,783     0.00%                    0.75%                   41.35%
 2012     192,745      7.84 to     12.93   1,995,636     0.00%                    0.75%                   15.19%
 2011     218,790      6.80 to     11.23   1,975,372     0.00%                    0.75%                   -6.63%
 2010     241,594      7.29 to     12.02   2,340,092     0.00%                    0.75%                   24.52%
 2009     240,995      5.85 to      9.66   1,862,425     0.00%                    0.75%                   41.36%

 SunAmerica Real Estate Portfolio - Class 1
-----------------------------------------------------
 2013      14,272   $ 29.67              $   423,485     1.23%                    0.75%                   -2.82%
 2012      15,438     30.53                  471,376     1.11%                    0.75%                   16.36%
 2011      17,238     26.24                  452,344     0.89%                    0.75%                    7.34%
 2010      22,356     24.45                  546,534     1.84%                    0.75%                   19.00%
 2009      19,732     20.54                  405,340     1.88%                    0.75%                   28.82%

 SunAmerica Technology Portfolio - Class 1
-----------------------------------------------------
 2013      26,865   $  3.26              $    87,540     0.00%                    0.75%                   24.94%
 2012      34,400      2.61                   89,716     0.00%                    0.75%                    6.96%
 2011      32,812      2.44                   80,005     0.00%                    0.75%                   -6.09%
 2010      44,101      2.60                  114,501     0.00%                    0.75%                   19.37%
 2009      41,921      2.17                   91,178     0.00%                    0.75%                   49.28%

                                  VA II - 45

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                        At December 31                                      For the year ended December 31
         ----------------------------------------------  ------------------------------------------------------------------------
                                                             Investment Income
                           Unit Value                             Ratio               Expense Ratio            Total Return
           Units       Lowest to Highest   Net Assets     Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
-------------------------------------------------------  ------------------------------------------------------------------------

 SunAmerica Telecom Utility Portfolio - Class 1
-------------------------------------------------------
 2013        28,476   $ 16.38              $   466,357     2.43%                    0.75%                  19.07%
 2012        28,520     13.75                  392,256     3.52%                    0.75%                  12.63%
 2011        30,494     12.21                  372,382     2.42%                    0.75%                   5.47%
 2010        30,067     11.58                  348,113     2.76%                    0.75%                  12.74%
 2009        29,283     10.27                  300,739     5.27%                    0.75%                  31.08%

 SunAmerica Total Return Bond Portfolio - Class 1
-------------------------------------------------------
 2013         9,411   $ 21.80              $   205,183     1.30%                    0.75%                  -4.31%
 2012        13,101     22.78                  298,511     2.88%                    0.75%                   6.47%
 2011        13,089     21.40                  280,104     2.08%                    0.75%                   5.57%
 2010         4,717     20.27                   95,609     1.92%                    0.75%                   5.55%
 2009         2,959     19.20                   56,833     1.66%                    0.75%                  10.76%

 UIF Mid Cap Growth Portfolio - Class I Shares
-------------------------------------------------------
 2013        51,566   $ 17.80              $   917,792     0.51%                    0.10%                  37.35%
 2012        15,467     12.96                  200,435     0.00%                    0.10%                   8.58%
 2011        15,771     11.93                  188,220     0.35%                    0.10%                  -7.21%
 2010        16,029     12.86 to     13.97     206,169     0.00%                    0.10% to    0.45%      30.68% to      31.72%
 2009        47,743     10.60                  506,282     0.00%                    0.45%                  56.95%

 VALIC Company I International Equities Fund
-------------------------------------------------------
 2013             -   $ 10.99              $         -     0.00%                    0.10%                  18.87%
 2012        85,686      9.24                  792,006     2.80%                    0.10%                  16.91%
 2011        87,369      7.41 to      7.91     690,756     2.38%                    0.10% to    0.20%     -13.27% to     -13.19%
 2010       128,202      8.55 to      9.58   1,145,480     0.41%                    0.10% to    0.45%       7.98% to      24.39%
 2009       295,929      7.90 to      8.87   2,585,680     2.85%                    0.20% to    0.45%      29.02% to      29.34%

 VALIC Company I Small Cap Index Fund
-------------------------------------------------------
 2013        13,081   $ 17.23              $   225,330     0.00%                    0.10%                  38.50%
 2012        13,598     12.44                  169,117     1.34%                    0.10%                  15.94%
 2011        13,865     10.58 to     10.73     148,728     0.49%                    0.10% to    0.20%      -4.50% to      -4.40%
 2010        43,725     11.08 to     11.22     486,485     0.46% to    1.32%        0.10% to    0.45%      25.98% to      30.13%
 2009        77,246      8.77 to      8.79     678,593     1.77%                    0.20% to    0.45%      27.65% to      27.97%

 Van Eck VIP Emerging Markets Fund - Initial Class
-------------------------------------------------------
 2013        10,404   $ 29.76              $   309,658     1.52%                    0.90%                  11.02%
 2012        12,513     26.81                  335,465     0.00%                    0.90%                  28.64%
 2011        13,425     20.84                  279,778     1.13%                    0.90%                 -26.40%
 2010        15,160     28.32                  429,254     0.52%                    0.90%                  25.70%
 2009        14,436     22.53                  325,188     0.18%                    0.90%                 111.27%

 Van Eck VIP Global Hard Assets Fund - Initial Class
-------------------------------------------------------
 2013         6,015   $ 41.20              $   247,801     0.71%                    0.90%                   9.54%
 2012         6,458     37.61                  242,879     0.62%                    0.90%                   2.46%
 2011         6,823     36.71                  250,427     1.26%                    0.90%                 -17.20%
 2010         7,531     44.33                  333,860     0.42%                    0.90%                  28.08%
 2009        13,178     34.61                  456,095     0.28%                    0.90%                  56.12%

                                  VA II - 46

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2013 are as follows:

                           At December 31                                   For the year ended December 31
             -----------------------------------------  -------------------------------------------------------------------------
                                                             Investment Income
                            Unit Value                            Ratio               Expense Ratio            Total Return
                Units    Lowest to Highest Net Assets     Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
------------------------------------------------------  -------------------------------------------------------------------------
 Vanguard VIF Total Bond Market Index Portfolio
------------------------------------------------------
 2013                 -    $   -           $        -      0.00%                   0.00%                   0.00%
 2012                 -        -                    -      0.00%                   0.00%                   0.00%
 2011                 -      12.44                  -      6.68%                   0.20%                   7.44%
 2010            14,380      11.58            166,560      3.58%                   0.20%                   6.29%
 2009            14,655      10.90            159,705      4.28%                   0.20%                   5.73%

/(1)/ These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-accounts invest. In 2012 these amounts represent the aggregate ratio of each underlying fund, rather than a range as presented in prior years.

/(2)/ These amounts represent the annualized policy expenses of the Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/(3)/ These amounts represent the total return for the years indicated, including changes in the value of the underlying Sub-account, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values. For the years ended December 31, 2013, 2012, 2010, and 2009, a total return was calculated using the initial unit value for the Sub-account if the Sub-account became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

/(4)/ Effective April 24, 2009, JPMorgan Bond Portfolio was acquired by
      JPMorgan Insurance Trust Core Bond Portfolio - Class 1.
/(5)/ Effective April 24, 2009, JPMorgan U.S. Large Cap Core Equity Portfolio was acquired by JPMorgan Insurance Trust Diversified Equity Portfolio - Class 1, which subsequently changed its name to JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1.

/(6)/ Effective April 30, 2010, Franklin Templeton Templeton Global Asset
      Allocation Fund - Class 1 was closed and liquidated.

                                  VA II - 47

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 8 - OTHER MATTERS


The Company is a subsidiary of American International Group. Information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

                                  VA II - 48

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                    Page
                                                                                                  Numbers
                                                                                                 ---------
Report of Independent Registered Public Accounting Firm                                                 1

Consolidated Balance Sheets  -  December 31, 2013 and 2012                                         2 to 3

Consolidated Statements of Income - Years Ended December 31, 2013, 2012 and 2011                        4

Consolidated Statements of Comprehensive Income - Years Ended December 31, 2013, 2012 and 2011          5

Consolidated Statements of Equity - Years Ended December 31, 2013, 2012 and 2011                        6

Consolidated Statements of Cash Flows  - Years Ended December 31, 2013, 2012 and 2011              7 to 8

Notes to Consolidated Financial Statements                                                        9 to 78

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, TX
April 30, 2014

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS

                                                                                December 31,
                                                                       --------------------------------
                                                                           2013              2012
                                                                       ------------   -----------------
                                                                                      (as adjusted, see
                                                                                        Notes 1 and 2)
                                                                              (in millions)
ASSETS
Investments:
Fixed maturity securities:
   Bonds available for sale, at fair value
      (amortized cost: 2013 - $94,201; 2012 - $92,439)                 $     98,148     $   104,320
   Other bond securities, at fair value                                       2,452           1,327
Equity securities:
   Common and preferred stock available for sale, at fair value
      (cost: 2013 - $23; 2012 - $54)                                             29              83
   Other common and preferred stock, at fair value                              538             562
Mortgage and other loans receivable
      (net of allowance: 2013 - $138; 2012 - $155)                            8,531           8,245
Policy loans                                                                  1,545           1,587
Other invested assets
      (portion measured at fair value: 2013 - $3,223; 2012 - $2,310)          7,512           7,269
Aircraft
      (net of accumulated depreciation and impairment
      of: 2013 - $1,034; 2012 - $1,158)                                         762             984
Short-term investments
      (portion measured at fair value: 2013 - $2,735; 2012 - $3,193)          3,964           4,783
                                                                       ------------     ------------
Total investments                                                           123,481         129,160
Cash                                                                            362             325
Investment in AIG
      (cost: 2013 - $9; 2012 - $10)                                               5               4
Accrued investment income                                                     1,074           1,117
Amounts due from related parties                                                138             239
Premiums and other receivables, net of allowance                                408             196
Reinsurance assets                                                            1,675           1,758
Derivative assets, at fair value                                                507             755
Deferred policy acquisition costs                                             5,444           4,497
Deferred sales inducements                                                      502             354
Current income taxes receivable                                                 748             663
Deferred income taxes                                                           328              --
Other assets
      (including restricted cash of  $35 in 2013 and $72 in 2012)               942             826
Separate account assets, at fair value                                       35,701          27,942
                                                                       ------------     -----------
TOTAL ASSETS                                                           $    171,315     $   167,836
                                                                       ============     ===========

          See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEETS (Continued)

                                                                                December 31,
                                                                       -------------------------------
                                                                               2013         2012
                                                                       ------------   ----------------
                                                                                      (as adjusted,see
                                                                                       Notes 1 and 2)
                                                                       (in millions, except share data)
LIABILITIES AND EQUITY
Liabilities:
   Future policy benefits for life and accident and health
      insurance contracts                                              $     29,277     $     29,642
   Policyholder contract deposits                                            70,397           72,925
      (portion measured at fair value: 2013 - $367; 2012 - $1,116)
   Policy claims and benefits payable                                           615              738
   Other policyholders funds                                                  1,986            2,007
   Deferred income taxes                                                         --            1,931
   Notes payable - to affiliates, net                                           260              142
      (portion measured at fair value: 2013 - $211; 2012 - $0)
   Notes payable - to third parties, net                                        378              158
   Amounts due to related parties                                               298              135
   Securities lending payable                                                 2,514            1,466
   Derivative liabilities, at fair value                                        534              967
   Other liabilities                                                          3,627            3,636
   Separate account liabilities                                              35,701           27,942
                                                                       ------------     ------------
TOTAL LIABILITIES                                                           145,587          141,689
                                                                       ------------     ------------
COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 11)
AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY:
   Preferred stock, $100 par value, 8,500 shares authorized,
      issued and outstanding                                                      1                1
   Common stock, $10 par value, 600,000 shares authorized,
      issued and outstanding                                                      6                6
   Additional paid-in capital                                                23,163           25,363
   Accumulated deficit                                                        (337)          (5,283)
   Accumulated other comprehensive income                                     2,731            5,893
                                                                       ------------     ------------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY                   25,564           25,980
                                                                       ------------     ------------
NONCONTROLLING INTERESTS                                                        164              167
                                                                       ------------     ------------
TOTAL EQUITY                                                                 25,728           26,147
                                                                       ------------     ------------
TOTAL LIABILITIES AND EQUITY                                           $    171,315     $    167,836
                                                                       ============     ============

          See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME

                                                                           Years ended December 31,
                                                           -----------------------------------------------------
                                                                 2013          2012                 2011
                                                           ------------    ----------------    -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                            Notes 1 and 2)       Notes 1 and 2)
                                                                                 (in millions)
REVENUES:
   Premiums                                                $      1,782      $      1,616        $      1,615
   Policy fees                                                    1,924             1,963               1,882
   Net investment income                                          6,692             7,001               6,440
   Net realized capital gains (losses):
       Total other-than-temporary impairments on
          available for sale securities                             (74)             (127)               (434)
       Portion of other-than-temporary impairments on
          available for sale fixed maturity securities
          recognized in accumulated other
          comprehensive income                                       (1)             (170)                (32)
                                                           ------------      ------------        ------------
       Net other-than-temporary impairments on
          available for sale securities recognized in
          net income                                                (75)             (297)               (466)
       Other realized capital gains                               1,934               842                 248
                                                           ------------      ------------        ------------
          Total net realized capital gains (losses)               1,859               545                (218)
   Other income:
       Commissions                                                  838               540                 507
       Investment advisory fees                                     373               316                 297
       Aircraft leasing revenue                                     210               192                 197
       Other                                                      1,458               633                 452
                                                           ------------      ------------        ------------
TOTAL REVENUES                                                   15,136            12,806              11,172
                                                           ------------      ------------        ------------
BENEFITS AND EXPENSES:
   Policyholder benefits                                          4,864             4,247               3,875
   Interest credited to policyholder account balances             2,277             2,934               2,780
   Amortization of deferred policy acquisition costs                535               665                 982
   General and administrative expenses, net of deferrals          1,455             1,400               1,320
   Commissions, net of deferrals                                    345               321                 245
   Other  expenses                                                1,166               839                 721
                                                           ------------      ------------        ------------
TOTAL BENEFITS AND EXPENSES                                      10,642            10,406               9,923
                                                           ------------      ------------        ------------
INCOME BEFORE INCOME TAX BENEFIT                                  4,494             2,400               1,249
INCOME TAX EXPENSE (BENEFIT):
   Current                                                           95               (21)               (345)
   Deferred                                                        (543)             (601)               (368)
                                                           ------------      ------------        ------------
TOTAL INCOME TAX BENEFIT                                           (448)             (622)               (713)
                                                           ------------      ------------        ------------
NET INCOME                                                        4,942             3,022               1,962
LESS: NET INCOME (LOSS) ATTRIBUTABLE TO
   NONCONTROLLING INTERESTS                                           1                 7                 (35)
                                                           ------------      ------------        ------------
NET INCOME ATTRIBUTABLE TO AMERICAN GENERAL LIFE
   INSURANCE COMPANY                                       $      4,941      $      3,015        $      1,997
                                                           ============      ============        ============

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                         Years ended December 31,
                                                           -----------------------------------------------------
                                                              2013               2012                2011
                                                           ------------    -----------------   -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                                  Note 1)               Note 1)
                                                                               (in millions)
NET INCOME                                                 $      4,942      $      3,022        $      1,962
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
   Net unrealized appreciation (depreciation) of
      fixed maturity investments on which
      other-than-temporary credit impairments
      were taken                                                    242               907                 214
   Net unrealized losses on all other invested
      assets arising during the current period                   (5,265)            2,128               1,983
   Adjustment to deferred policy acquisition costs,
      value of business acquired and deferred sales
      inducements                                                   542              (459)               (251)
   Insurance loss recognition                                     1,325              (217)               (959)
   Foreign currency translation adjustments                          (6)               (2)                  2
                                                           ------------      ------------        ------------
OTHER COMPREHENSIVE INCOME (LOSS)                                (3,162)            2,357                 989
                                                           ------------      ------------        ------------
COMPREHENSIVE INCOME                                              1,780             5,379               2,951
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO
     NONCONTROLLING INTERESTS                                         1                 7                 (35)
                                                           ------------      ------------        ------------
COMPREHENSIVE INCOME ATTRIBUTABLE TO AMERICAN GENERAL
   LIFE INSURANCE COMPANY                                  $      1,779      $      5,372        $      2,986
                                                           ============      ============        ============

          See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF EQUITY

                                                                        Years ended December 31,
                                                           -----------------------------------------------------
                                                              2013              2012                2011
                                                           ------------    -----------------   -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                                Note 1)              Note 1)
                                                                             (in millions)
PREFERRED STOCK:
   Balance at beginning and end of year                    $          1      $          1        $          1
COMMON STOCK:
   Balance at beginning and end of year                               6                 6                   6
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                                  25,363            27,245              29,021
     Capital contributions from Parent (see Note 12)                368                --                  16
     Return of capital                                           (2,553)           (1,882)             (1,792)
     Other                                                          (15)               --                  --
                                                           ------------      ------------        ------------
   Balance at end of year                                        23,163            25,363              27,245
                                                           ------------      ------------        ------------
ACCUMULATED DEFICIT:
   Balance at beginning of year                                  (5,283)           (8,296)            (10,295)
     Net income attributable to AGL                               4,941             3,015               1,997
     Other                                                            5                (2)                  2
                                                           ------------      ------------        ------------
   Balance at end of year                                          (337)           (5,283)             (8,296)
                                                           ------------      ------------        ------------
ACCUMULATED OTHER COMPREHENSIVE INCOME:
   Balance at beginning of year                                   5,893             3,536               2,547
     Other comprehensive income (loss)                           (3,162)            2,357                 989
                                                           ------------      ------------        ------------
   Balance at end of year                                         2,731             5,893               3,536
                                                           ------------      ------------        ------------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S
    EQUITY                                                       25,564            25,980              22,492
                                                           ------------      ------------        ------------
NONCONTROLLING INTERESTS:
   Balance at beginning of year                                     167               160                 195
     Net income (loss) attributable to noncontrolling
        interests                                                     1                 7                 (35)
     Other changes                                                   (4)               --                  --
                                                           ------------      ------------        ------------
   Balance at end of year                                           164               167                 160
                                                           ------------      ------------        ------------
TOTAL EQUITY                                               $     25,728      $     26,147        $     22,652
                                                           ============      ============        ============

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                            Years ended December 31,
                                                           -----------------------------------------------------
                                                               2013              2012               2011
                                                           ------------    -----------------   -----------------
                                                                          (as adjusted, see    (as adjusted, see
                                                                             Notes 1 and 2)      Notes 1 and 2)
                                                                                    (in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                 $      4,942      $      3,022        $      1,962
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED
    BY OPERATING ACTIVITIES:
Interest credited to policyholder account balances                2,277             2,934               2,780
Fees charged for policyholder contract deposits                  (1,104)           (1,137)             (1,191)
Amortization of deferred policy acquisition costs and
    value of business acquired                                      535               665                 982
Net realized capital (gains) losses                              (1,859)             (545)                218
Foreign exchange transaction (gains) losses                           5                --                  --
Equity in income of partnerships and other invested
    assets                                                         (124)             (314)               (201)
Depreciation and amortization                                        43                29                  37
Flight equipment depreciation                                       132               102                 110
Amortization (accretion) of net premium/discount on
investments                                                        (631)             (774)               (638)
Provision for deferred income taxes                                (543)             (601)               (406)
Unrealized (gains) losses in earnings - net                         153               102                  (4)
Capitalized interest                                               (531)              (36)               (138)
CHANGE IN:
    Other bond securities, at fair value                             --                --                   2
    Accrued investment income                                        43                20                 (83)
    Amounts due to/from related parties                             533              (125)                221
    Reinsurance assets                                               83                84                  64
    Deferral of deferred policy acquisition costs                  (790)             (604)               (679)
    Deferral of sales inducements                                   (23)               (5)                (10)
    Income taxes currently receivable/payable                        38              (499)               (330)
    Other assets                                                   (335)              (72)                 13
    Future policy benefits                                        1,548               922                 865
    Other policyholders' funds                                      (21)              (19)                (56)
    Other liabilities                                               225               264                  (8)
Other, net                                                         (173)              148                 (82)
                                                           ------------      ------------        ------------
           NET CASH PROVIDED BY OPERATING ACTIVITIES              4,423             3,561               3,428
                                                           ------------      ------------        ------------
CASH FLOWS FROM INVESTING ACTIVITIES Purchase of:
    Fixed maturity securities                                   (30,112)          (18,902)            (28,181)
    Equity securities                                                --              (562)                (17)
    Mortgage and other loans                                     (1,681)             (961)             (1,224)
    Flight equipment                                                 (8)              (11)                (14)
    Acquired businesses, net                                         --               (48)                 --
    Other investments, excluding short-term investments          (2,614)           (4,215)             (1,469)
Sales of:
    Fixed maturity securities                                    22,482            15,386              10,505
    Equity securities                                                50                36                 133
    Mortgage and other loans                                         --               397                  --
    Flight equipment                                                 71                 7                 102
    Divested businesses, net                                         --                35                  --
    Other investments, excluding short-term investments             655             2,167               2,066
Redemptions and maturities of:
    Fixed maturity securities                                     9,093             6,043               7,677
    Mortgage and other loans                                      1,152               875                 572
    Other investments, excluding short-term investments             437               598                 274
Purchases of property, equipment and software                       (52)              (22)                (24)
Sales of property, equipment and software                             1                 1                  --
Change in restricted cash                                            37                23                   4
Change in short-term investments                                    819            (1,583)              8,883
                                                           ------------      ------------        ------------
           NET CASH PROVIDED BY (USED IN) INVESTING
                ACTIVITIES                                 $        330      $       (736)       $       (713)
                                                           ------------      ------------        ------------

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

                                                                              Years ended December 31,
                                                           -----------------------------------------------------
                                                              2013                2012               2011
                                                           ------------    -----------------   -----------------
                                                                           (as adjusted, see   (as adjusted, see
                                                                             Notes 1 and 2)      Notes 1 and 2)
                                                                              (in millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                              $      7,334      $      5,011        $      8,243
Policyholder account withdrawals                                 (9,018)           (7,402)             (8,521)
Net exchanges to/(from) separate accounts                        (1,291)             (756)               (361)
Proceeds from repurchase agreements                                  --               857                  --
Repayment of notes payable                                         (259)             (202)               (159)
Issuance of notes payable                                           230                --                  --
Federal Home Loan Bank borrowings                                   (28)               60                  --
Security deposits on flight equipment                               (58)              (12)                (11)
Change in securities lending payable                              1,048             1,466                  --
Cash overdrafts                                                    (142)               67                  28
Return of capital, net of cash contributions                     (2,532)           (1,882)             (1,792)
                                                           ------------      ------------        ------------
           NET CASH USED IN FINANCING ACTIVITIES                 (4,716)           (2,793)             (2,573)
                                                           ------------      ------------        ------------
INCREASE IN CASH                                                     37                32                 142
CASH AT BEGINNING OF PERIOD                                         325               293                 151
                                                           ------------      ------------        ------------
CASH AT END OF PERIOD                                      $        362      $        325        $        293
                                                           ============      ============        ============
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                          $        161      $        132        $        201
Interest paid                                                        32                25                  --
Non-cash activity:
Sales inducements credited to policyholder contract
   deposits                                                          39                66                 110
Other various non-cash contributions                                348                --                  15

           See accompanying notes to consolidated financial statements

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

1. NATURE OF OPERATIONS

American General Life Insurance Company ("AGL" or the "Company"), including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent"), which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG").

The Company is a leading provider of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider of annuities. Primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, fixed and variable annuities, index deferred annuities, fixed payment annuities, private placement variable annuities, structured settlement, immediate annuities, corporate- and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts ("GICs"), stable value wrap products and group benefits. The Company distributes its products through independent marketing organizations, independent and career insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants, and direct-to-consumer through AIG Direct. The Company, through its subsidiaries AIG Enterprise Services LLC ("AIGES") and SunAmerica Asset Management LLC ("SAAMCo") provides support services to certain affiliated insurance companies.

SAAMCo and its wholly owned distributor, AIG Capital Services, Inc. ("AIGCS"), and its wholly owned servicing agent, SunAmerica Fund Services, Inc. ("SFS"), represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable subaccounts offered within the Company's variable annuity and variable universal life products, distributing their retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. The Company also is exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income on variable product assets held in separate accounts. These guaranteed benefits are sensitive to equity market conditions.

Effective January 1, 2013, Integra Business Processing Solutions, Inc. and Integra Holdings, Inc. ("Integra") was transferred to AIG Global Services ("AIGGS"). This transfer was a transaction among entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements exclude the financial position, operating results and cash flows of Integra for all periods presented.

On December 31, 2012, the Company merged with several other insurance companies within AIG's Life and Retirement segment, with AGL being the surviving company. The merged companies, American General Life Insurance Company of Delaware ("AGLD"), American General Assurance Company ("AGAC"), American General Life and Accident Insurance Company ("AGLA"), Western National Life Insurance Company ("WNL"), SunAmerica Annuity and Life Assurance Company ("SAAL") and SunAmerica Life Insurance Company ("SALIC") were also indirect, wholly owned subsidiaries of AIG. Also on December 31, 2012, the ownership of The Variable Annuity Life Insurance Company ("VALIC") was transferred from AGL to AGC Life. The merger represented a transaction among entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements include the financial position, operating results and cash flows of AGLD, AGAC, AGLA, WNL, SAAL and SALIC and exclude VALIC for all periods presented.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

On November 30, 2012, AIG, as the ultimate parent, executed a stock purchase agreement with a third party and sold all of the common stock of American General Property Insurance Company ("AGPIC"), a subsidiary of AGLA, and American General Indemnity Company ("AGIC"), a subsidiary of AGAC, for approximately $35 million cash. The operating results of AGPIC and AGIC are included in the consolidated statements of income through the date of the sale.

On November 30, 2012, AIG Advisor Group Inc., an indirect, wholly owned subsidiary of SALIC, acquired Woodbury Financial Services from the Hartford Financial Services Group Inc. Woodbury Financial Services is a leading independent broker-dealer. The purchase price was approximately $48 million.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and variable interest entities ("VIE") in which the Company is the primary beneficiary. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that management believes are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

      o income tax assets and liabilities, including recoverability of deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize deferred tax assets;

      o valuation of future policy benefit liabilities and timing and extent of loss recognition;

      o valuation of liabilities for guaranteed benefit features of variable annuity products;

      o recoverability of assets, including deferred policy acquisition costs ("DAC") and reinsurance;

      o estimated gross profits ("EGPs") to value deferred acquisition costs for investment-oriented products;

      o impairment charges, including other-than-temporary impairments on available for sale securities; and

      o     fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's consolidated financial condition, results of operations and cash flows could be materially affected.

Out of Period Adjustments

In 2013, the Company recorded out of period adjustments to correct errors related to prior periods which resulted in a $63 million decrease to pre-tax income and a $167 million increase to net income and comprehensive income. The most significant pre-tax item related to realized capital losses on embedded derivatives in two GIC contracts which had not previously been evaluated. Realized capital losses of $66 million were recorded to correct this error. The most significant net income item related to 2008 deferred intercompany losses from the sale of bonds and the tax treatment of the losses as they were partially recognized in subsequent years. A $206 million tax benefit was recorded to correct this error by reducing the deferred tax valuation allowance and deferred tax expense. The Company has evaluated the errors on prior years and their correction in 2013, taking into account both qualitative and quantitative factors. Management believes these errors and their corrections are not material to any previously issued financial statements or to the accompanying 2013 financial statements.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Revision of Prior Period Financial Statements

The financial statements as of and for the year ended December 31, 2012 and 2011 were revised to correctly classify current income taxes receivable, deferred taxes payable and current and deferred income tax expense/benefit.

After evaluating the quantitative and qualitative aspects of these items, the classification errors were not considered to be material, individually or in aggregate to the previously issued 2012 and 2011 financial statements.

The following tables reflect the corrections and their effects on line items in the financial statements for 2012 and 2011 as follows:

As of and for the year ended December 31, 2012:

                                                         As Previously     Effect of      As Currently
                                                           Reported          Change         Reported
                                                        ---------------  --------------  --------------
                                                                         (in millions)
Consolidated Balance Sheet
--------------------------
   Current income taxes receivable                      $          438   $         225   $         663
   Total assets                                                167,611             225         167,836
   Deferred income taxes                                         1,706             225           1,931
   Total liabilities                                           141,464             225         141,689
   Total liabilities and equity                                167,611             225         167,836

Consolidated Statement of Income
--------------------------------
   Income tax expense (benefit):
      Current                                                       29             (50)            (21)
      Deferred                                                    (651)             50            (601)

Consolidated Statement of Cash Flows
------------------------------------
   Provision for deferred income taxes                            (651)             50            (601)
   Change in income taxes currently receivable\payable            (449)            (50)           (499)

As of and for the year ended December 31, 2011:

                                                         As Previously     Effect of      As Currently
                                                           Reported          Change         Reported
                                                        ---------------  --------------  --------------
                                                                          (in millions)
Consolidated Statement of Income
--------------------------------
   Income tax expense (benefit):
      Current                                           $         (170)  $        (175)  $        (345)
      Deferred                                                    (543)            175            (368)


Consolidated Statement of Cash Flows
------------------------------------
   Provision for deferred income taxes                            (581)            175            (406)
   Change in income taxes currently receivable\payable            (155)           (175)           (330)

Total assets, total liabilities, and total liabilities and equity shown in the previously reported column for 2012 do not reflect amounts reported in the issued 2012 audit report due to the transfer of Integra discussed in Note 1.

INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when the Company has the ability and positive intent to hold these securities until maturity. When the Company does not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value. None of the Company's fixed maturity securities met the criteria for held to maturity classification at December 31, 2013 or 2012.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income, net of DAC, deferred sales inducements and deferred taxes in Total American General Life Insurance shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities measured at fair value at the Company's election are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by specific identification.

Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO") and asset backed securities ("ABS"), (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Purchased Credit Impaired Securities

The Company purchases certain RMBS securities that have experienced deterioration in credit quality since their issuance. The Company determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at the date of acquisition that the Company would not collect all contractually required payments for these PCI securities, including both principal and interest after considering the effects of prepayments. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on the Company's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

Other Bonds and Other Common and Preferred Stock

Securities for which the Company has elected the fair value option are carried at fair value and reported in other bonds or other common and preferred stocks in the consolidated balance sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income. See Note 3 for additional information on assets designated under the fair value option.

Evaluating Investments for Other-than-temporary Impairments

Fixed Maturity Securities

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized investment losses. When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to realized capital losses. The estimated recovery value is the present value of cash flows expected to be collected, as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized in unrealized appreciation (depreciation) of fixed maturity securities on which other-than-temporary credit impairments were taken (a component of accumulated other comprehensive income).

When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

      o     Current delinquency rates;

      o     Expected default rates and the timing of such defaults;

      o     Loss severity and the timing of any recovery; and

      o     Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

Management considers severe price declines in its assessment of potential credit impairments. The Company may also modify model inputs when management determines that price movements in certain sectors are indicative of factors not captured by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that is not foreign exchange related, the Company prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

Equity Securities

The Company evaluates its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

      o The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

      o A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

      o The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, management also considers circumstances of a rapid and severe market valuation decline (50 percent or more discount to cost), in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Mortgage and Other Loans Receivable

Mortgage and other loans receivable primarily include commercial mortgage loans on real estate (net of related collateral), bank loans and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale. The Company does not currently hold any loans classified as held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less credit allowances and deferred fees or expenses and plus or minus adjustments for the accretion of discounts or amortization of premiums. Interest income on such loans is accrued as earned. Interest income, accretion of discounts, amortization of premiums and prepayment fees are reported in net investment income in the consolidated statements of income.

Direct costs of originating commercial mortgages and other loans receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to net investment income over the life of the related loan as an adjustment of the loan's yield using the interest method. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration.

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. For commercial mortgage loans, the impairment is measured based on the fair value of underlying collateral, which is determined based on the present value of expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance. Interest income on impaired loans is recognized as cash is received.

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Other Invested Assets

The Company accounts for hedge funds, private equity funds, affordable housing partnerships and other investment partnerships using the equity method of accounting unless AIG's interest is so minor that AIG may have virtually no influence over partnership operating and financial policies, or AIG has elected the fair value option. Under the equity method of accounting, the carrying value generally is the Company's share of the net asset value of the funds or the partnerships, and changes in the Company's share of the net asset values are recorded in net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

Certain hedge funds, private equity funds, affordable housing partnerships and other investment partnerships for which AIG has elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds, affordable housing partnerships and other investment partnerships in which AIG's insurance operations do not hold aggregate interests sufficient to exercise more than minor influence over the respective partnerships are reported at fair value with changes in fair value recognized as a component of accumulated other comprehensive income.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Investments in these other invested assets are evaluated for impairment in a manner similar to the evaluation of equity securities. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Properties acquired through foreclosure and held for sale are carried at the lower of carrying amount or fair value less estimated costs to sell the property.

Investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

The Company is a member of the Federal Home Loan Bank ("FHLB") of Dallas and such membership requires members to own stock in the FHLB. The Company's FHLB stock is carried at amortized cost, which approximates fair value, and is included in other invested assets.

Other invested assets also include mutual funds, which consist of seed money for mutual funds and investments in retail mutual funds used as investment vehicles for the Company's variable annuity separate accounts, and are carried at market value.

Aircraft

Aircraft owned by Castle 2003-1 Trust ("Castle 1 Trust") and Castle 2003-2 Trust ("Castle 2 Trust") are recorded at cost (adjusted for any impairment charges), net of accumulated depreciation. Depreciation is generally computed on a straight-line basis to a residual value of approximately 15 percent of the cost of the asset over its estimated useful life of 25 years. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness. Aircraft are periodically reviewed for impairment and an impairment loss is recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft is less than its carrying value. See Notes 6 and 14 for additional information.

Short-Term Investments

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivatives and other financial instruments in conjunction with financial risk management programs and investment operations. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with embedded derivatives contained in insurance contract liabilities and fixed maturity securities, as well as other interest rate sensitive assets and liabilities. Foreign exchange derivatives (principally forwards, swaps and options) are used to economically mitigate risk associated with foreign currency-denominated transactions. Equity derivatives are used to mitigate financial risk embedded in certain insurance liabilities. In addition to economic hedging activities, we also enter into derivative instruments with respect to investment operations, which include, among other things, credit default swaps and purchasing investments with embedded derivatives, such as equity linked notes and convertible bonds.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Interest rate, foreign currency and equity swaps, swaptions, options and futures contracts are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the consolidated balance sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

Derivatives, with the exception of bifurcated embedded derivatives, are reflected in the consolidated balance sheets in derivative assets, at fair value and derivative liabilities, at fair value. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The fair value of the bifurcated embedded policy derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. The corresponding host contract is accounted for according to the accounting guidance applicable for that instrument. See Policyholder Contract Deposits below and Note 8 herein for additional information on embedded policy derivatives.

The Company believes its hedging instruments have been and remain economically effective, but for the most part have not been designated as hedges for hedge accounting. Certain of the hedging instruments associated with GIC liabilities have been designated as fair value hedges. In the consolidated statements of income, changes in the fair value of derivatives not designated as hedges are reported within net realized capital gains and losses. Changes in the fair value of derivatives designated as fair value hedges of GIC liabilities are reported in policyholder benefits, along with the changes in the GIC liabilities being hedged.

See Note 3 for discussion of fair value measurements and Note 5 for discussion of derivatives.

DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED ("VOBA") AND DEFERRED SALES INDUCEMENTS

DAC represents those costs that are incremental and directly related to the successful acquisition of new or renewal of existing insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such deferred policy acquisition costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Short-duration insurance contracts

Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned, generally 12 months. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC. The Company assesses the recoverability of DAC on an annual basis or more frequently if circumstances indicate an impairment may have occurred. This assessment is performed by comparing recorded net unearned premiums and anticipated investment income on in-force business to the sum of expected claims, claims adjustment expenses, unamortized DAC and maintenance costs. If the sum of these costs exceeds the amount of recorded net unearned premiums and anticipated investment income, the excess is recognized as an offset against the asset established for DAC. This offset is referred to as a premium deficiency charge. Increases in expected claims and claims adjustment expenses can have a significant impact on the likelihood and amount of a premium deficiency charge.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Long-duration insurance contracts

Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. The assumptions used to calculate the benefit liabilities and DAC for these traditional products are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These "locked-in" assumptions include mortality, morbidity, persistency, maintenance expenses and investment returns, and include margins for adverse deviation to reflect uncertainty given that actual experience might deviate from these assumptions. Loss recognition exists when there is a shortfall between the carrying amounts of future policy benefit liabilities, net of DAC, and the amount the future policy benefit liabilities, net of DAC, would be when applying updated current assumptions. When loss recognition exists, the Company first reduces any DAC related to that block of business through amortization of acquisition expense, and after DAC is depleted, records additional liabilities through a charge to policyholder benefits and claims incurred. Groupings for loss recognition testing are consistent with the manner of acquiring and servicing the business and applied by product groupings. The Company performs separate loss recognition tests for traditional life products, payout annuities and long-term care products. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Investment-oriented contracts

Policy acquisition costs and policy issuance costs related to universal life and investment-type products (collectively, investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits ("EGPs") to be realized over the estimated lives of the contracts. EGPs include net investment income and spreads, net realized investment gains and losses, fees, surrender charges, expenses, and mortality and morbidity gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If EGPs change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income. If the new assumptions indicate that future EGPs are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future estimated gross profits are lower than previously estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Updating such assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future estimated gross profits for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impact the growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the mean methodology allows the Company to maintain its long-term growth assumptions, while also giving consideration to the effect of actual investment performance. When actual performance significantly deviates from the annual long-term growth assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate (cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

Shadow DAC and Shadow Loss Recognition

DAC held for investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

duration traditional insurance contracts, if the assets supporting the liabilities maintain a temporary net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

Internal Replacements of Long-duration and Investment-Oriented Products

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification does not substantially change the contract, the Company does not change the accounting and amortization of existing DAC and related reserves. If an internal replacement represents a substantial change, the original contract is considered to be extinguished and any related DAC or other policy balances are charged or credited to income, and any new deferrable costs associated with the replacement contract are deferred.

Value of Business Acquired (VOBA)

VOBA is determined at the time of acquisition and is reported in the consolidated balance sheets with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business in a manner similar to that for DAC based on the assumptions at purchase. For investment-oriented products, VOBA is amortized in relation to EGPs and adjusted for the effect of unrealized gains or losses on fixed maturity and equity securities available for sale in a manner similar to DAC.

DEFERRED SALES INDUCEMENTS

The Company offers sales inducements, which include enhanced crediting rates or bonus payments to contract holders ("bonus interest") on certain annuity and investment contract products. Sales inducements provided to the contract holder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contracts expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the consolidated statements of income.

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

RESTRICTED CASH

Castle 1 Trust and Castle 2 Trust maintain various restricted cash accounts, primarily lessee-funded accounts, which are not available for general use. Restricted cash, which is reported in other assets on the consolidated balance sheets, primarily consists of security deposits from lessees and swap collateral from the swap counterparty that are required to be segregated from other funds. Restricted cash also includes cash which is segregated under provisions of the Securities Exchange Act of 1934 and represents estimated breakpoint refund reserves.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Variable contracts are reported within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets of each account are legally segregated and are not subject to claims that arise from any of the Company's other businesses. The assets supporting the variable portion of variable annuities and variable universal life contracts that qualify for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities in the consolidated balance sheets. Amounts assessed against the contract holders for mortality, administrative and other services are included in policy fees in the consolidated statements of income. Net investment income, net realized capital gains (losses), changes in fair value of assets, and policyholder contract deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income and cash flows.

INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, limited payment, endowment, guaranteed renewable term life, participating life, universal life, variable universal life, fixed and variable annuities, equity-indexed annuities, single premium immediate annuities, structured settlements, terminal funding annuities, and GICs. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, many contracts issued by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, accident and health and credit insurance policies. These contracts provide insurance protection for a fixed period of short-duration which enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided.

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 8 herein. Future policy benefits primarily include reserves for traditional life and annuity payout contracts, which represent an estimate of the present value of future benefits less the present value of future net premiums. Included in future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature.

Periodically, the Company evaluates estimates used in establishing liabilities for future policy benefits for life and accident and health insurance contracts, which include liabilities for certain payout annuities. The Company also evaluates estimates used in amortizing DAC, VOBA and sales inducement assets for these products. The Company evaluates these estimates against actual experience and adjusts them based on management judgment regarding mortality, morbidity, persistency, maintenance expenses, and investment returns.

For long duration traditional business, a "lock-in" principle applies. The assumptions used to calculate the benefit liabilities and DAC are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These assumptions include margins for adverse deviation in the event that actual experience might deviate from these assumptions.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

As the Company experiences changes over time, it updates the assumptions to reflect these observed changes. Because of the long term nature of many of its liabilities subject to the "lock-in" principle, small changes in certain assumptions may cause large changes in the degree of reserve adequacy. In particular, changes in estimates of future invested asset returns have a large effect on the degree of reserve deficiency. If observed changes in actual experience or estimates result in projected future losses under loss recognition testing, the Company adjusts DAC through amortization expense, and may record additional liabilities through a charge to policyholder benefit expense. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Future policy benefits also include certain guaranteed benefits of variable annuity products that are not embedded derivatives, primarily guaranteed minimum death benefits ("GMDB") and to a lesser extent, guaranteed minimum income benefits ("GMIB"). The liabilities for GMDB and GMIB represent the expected value of the guaranteed benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period based on total expected assessments, through policyholder benefits. Management regularly evaluates estimates used and adjusts the GMDB and GMIB liabilities included within future policy benefits, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised. See Note 8 for additional information on GMDB and GMIB.

POLICYHOLDER CONTRACT DEPOSITS

The liability for policyholder contract deposits is recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on investment-oriented products are not reflected as revenues, as they are recorded directly to policyholder contract deposits upon receipt. Policyholder contract deposits also include the Company's liability for (i) certain guaranteed benefits and equity-indexed features accounted for as embedded derivatives at fair value, (ii) annuities issued in a structured settlement arrangement with no life contingency and (iii) certain contracts the Company has elected to account for at fair value.

Guaranteed benefit and equity-indexed features accounted for as embedded policy derivatives are bifurcated from the host contracts and accounted for separately at fair value, with changes in fair value recognized in net realized investment gains (losses) in the consolidated statements of income. These include guaranteed minimum withdrawal benefits ("GMWB"), guaranteed minimum account value ("GMAV") as well as equity-indexed annuities and equity-indexed universal life contracts, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index.

In addition, certain GIC contracts contain embedded derivatives that are bifurcated and carried at fair value in policyholder contract deposits with the change in fair value recorded in policy holder benefits. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and Note 8 for additional information on guaranteed benefit features.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported ("IBNR") claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

The Company is now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File ("SSDMF") to determine if its insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with the Company within 120 days, the Company will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in Company records.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

OTHER POLICYHOLDER FUNDS

Other policyholder funds are reported at cost and include any policyholder funds on deposit that encompass premium deposits and similar items, including liabilities for dividends arising out of participating business, reserves for experience-rated group products and unearned revenue reserves ("URR"). Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

Other policyholder funds include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. The amount of annual dividends to be paid is approved locally by the boards of directors of the insurance companies. Provisions for future dividend payments are computed by jurisdiction, reflecting local regulations. The portions of current and prior net income and of current unrealized appreciation of investments that can inure to the Company's benefit are restricted in some cases by the insurance contracts and by the local insurance regulations of the jurisdictions in which the policies are in force.

Certain products are subject to experience adjustments. These include group life and group medical products, credit life contracts, accident and health insurance contracts/riders attached to life policies and, to a limited extent, reinsurance agreements with other direct insurers. Ultimate premiums from these contracts are estimated and recognized as revenue, and the unearned portions of the premiums recorded as liabilities. Experience adjustments vary according to the type of contract and the territory in which the policy is in force and are subject to local regulatory guidance.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

Liabilities for dividends arise from participating products issued by the Company. Participating products are those which share in the earnings of the Company based on provisions within the insurance contracts sold. These dividends are declared annually by the Company's Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, the Company establishes an additional liability because it is required by statute to return 90 percent of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income.

NOTES PAYABLE

Notes payable are carried at the principal amount borrowed, including unamortized discounts and fair value adjustments, where applicable, except for certain notes payable - to affiliates, for which the company has elected the fair value option. The change in fair value of notes for which the fair value option has been elected is recorded in other income in the consolidated statements of income. See Note 3 for discussion of fair value measurement.

PREMIUM RECOGNITION

Premiums for long-duration life insurance products and life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized in policyholder benefits in the consolidated statements of income.

Premiums on accident and health policies are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums within future policy benefits in the consolidated balance sheets. The Company estimates and accrues group premiums due but not yet collected.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

POLICY FEES

Policy fees represent fees recognized from universal life and investment-type products consisting of policy charges for cost of insurance, policy administration charges, surrender charges and amortization of unearned revenue reserves.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources:

      o Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

      o Dividend income from common and preferred stock and distributions from other investments, including distributions from private equity funds and hedge funds that are not accounted for under the equity method.

      o Realized and unrealized gains and losses from investments for which the fair value option has been elected.

      o Earnings from private equity funds and hedge fund investments accounted for under the equity method.

      o     Interest income on mortgage, policy and other loans.

NET REALIZED CAPITAL GAINS AND LOSSES

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

      o Sales of available for sale fixed maturity and equity securities, real estate, investments in private equity funds and hedge funds and other types of investments.

      o Reductions to the cost basis of available for sale fixed maturity and equity securities and certain other invested assets for other-than-temporary impairments.

      o Changes in fair value of derivatives except for those instruments that are designated as hedging instruments when the change in the fair value of the hedged item is not reported in net realized capital gains and losses.

      o Exchange gains and losses resulting from foreign currency transactions.

OTHER INCOME

Other income primarily includes fees and commissions from securities brokerage advisory fee income from the broker dealer business, income from legal settlements and aircraft leasing revenue. Aircraft leasing revenue from flight equipment under operating leases is recognized over the life of the leases as rental payments become receivable under the provisions of the leases or, in the case of leases with varying payments, under the straight-line method over the noncancelable term of the leases. In certain cases, leases provide for additional payments contingent on usage. In those cases, rental revenue is recognized at the time such usage occurs, net of estimated future contractual aircraft maintenance reimbursements. Gains on sales of flight equipment are recognized when flight equipment is sold and the risk of ownership of the equipment is passed to the new owner.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

INCOME TAXES

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

See Note 13 for discussion of the valuation allowance for deferred tax assets.

RECENT ACCOUNTING STANDARDS

FUTURE APPLICATION OF ACCOUNTING STANDARDS

Investment Company Guidance

In June 2013, the Financial Accounting Standards Board ("FASB") issued an accounting standard that amends the criteria a company must meet to qualify as an investment company, clarifies the measurement guidance, and requires new disclosures for investment companies. An entity that is regulated by the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") qualifies as an investment company. Entities that are not regulated under the 1940 Act must have certain fundamental characteristics and must consider other characteristics to determine whether they qualify as investment companies. An entity's purpose and design should be considered when making the assessment.

The standard is effective for fiscal years and interim periods beginning after December 15, 2013. Earlier adoption is prohibited. An entity that no longer meets the requirements to be an investment company as a result of this standard should present the change in its status as a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. An entity that is an investment company should apply the guidance prospectively as an adjustment to opening net assets as of the effective date. The adjustment to net assets represents both the difference between the fair value and the carrying amount of the entity's investments and any amount previously recognized in accumulated other comprehensive income. The Company plans to adopt the standard on its required effective date of January 1, 2014 and does not expect the adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

Presentation of Unrecognized Tax Benefits

In July 2013, the FASB issued an accounting standard that requires a liability related to unrecognized tax benefits to be presented as a reduction to the related deferred tax asset for a net operating loss carryforward or a tax credit carryforward (the "Carryforwards"). When the Carryforwards are not available at the reporting date under the tax law of the applicable jurisdiction or the tax law of the applicable jurisdiction does not require, and the entity does not intend to use, the deferred tax asset for such purpose, the unrecognized tax benefit will be presented in the financial statements as a liability and will not be combined with the related deferred tax assets.

The standard is effective for fiscal years and interim periods beginning after December 15, 2013, but earlier adoption is permitted. Upon adoption, the standard should be applied prospectively to unrecognized tax benefits that existed at the effective date. Retrospective application is permitted. The Company plans to adopt the standard prospectively on its required effective date of January 1, 2014 and does not expect the adoption of the standard to have a material effect on its consolidated financial condition, results of operations and cash flows.

Accounting for Investments in Qualified Affordable Housing Projects

In January 2014, the FASB issued an accounting standard that revises the accounting and expands the disclosure requirements for investments in qualified affordable housing projects. The standard is effective for annual periods beginning after December 15, 2014, but early adoption is permitted. The Company plans to adopt the standard prospectively on its required effective date of January 1, 2015 and does not expect adoption of the standard to have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2013:

Testing Indefinite-Lived Intangible Assets for Impairment

In July 2012, the FASB issued an accounting standard that allows a company, as a first step in an impairment review, to assess qualitatively whether it is more likely than not that an indefinite-lived intangible asset is impaired. The Company is not required to calculate the fair value of an indefinite-lived intangible asset and perform a quantitative impairment test unless it determines, based on the results of the qualitative assessment, that it is more likely than not the asset is impaired.

The standard became effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. The Company adopted the standard on its required effective date of January 1, 2013. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

Disclosures about Offsetting Assets and Liabilities

In January 2013, the FASB issued an accounting standard that clarifies the scope of transactions subject to disclosures about offsetting assets and liabilities. The standard applies to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with specific criteria contained in the FASB Accounting Standards Codification ("ASC") or subject to a master netting arrangement or similar agreement.

The standard became effective for fiscal years and interim periods beginning on or after January 1, 2013. The Company adopted the standard on its required effective date of January 1, 2013 and applied it retrospectively to all comparative periods presented. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income

In February 2013, the FASB issued an accounting standard which requires the Company to disclose the effect of reclassifying significant items out of accumulated other comprehensive income on the respective line items of net income or to provide a cross-reference to other disclosures required under GAAP.

The standard became effective for annual and interim reporting periods beginning after December 15, 2012. The Company adopted the standard on its required effective date of January 1, 2013. The adoption of this standard did not have any effect on the Company's consolidated financial condition, results of operations or cash flows.

Inclusion of the Federal Funds Effective Swap Rate as a Benchmark Interest Rate for Hedge Accounting Purposes

In July 2013, the FASB issued an accounting standard that permits the Federal Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes in addition to U.S. Treasury rates and London Interbank Offered Rate ("LIBOR"). The standard also removes the prohibition on the use of differing benchmark rates when entering into similar hedging relationships.

The standard became effective on a prospective basis for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013 to the extent the Federal Funds Effective Swap Rate is used as a U.S. benchmark interest rate for hedge accounting purposes. The Company adopted the standard on its effective date of July 17, 2013. The adoption of this standard had no material effect on the Company's consolidated financial condition, results of operations or cash flows.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

The Company carries certain financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the consolidated balance sheets are classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

o Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

o Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

o Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In those cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Valuation Methodologies

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Incorporation of Credit Risk in Fair Value Measurements

o The Company's Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable AIG credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with the
                                       25

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

      Company, as well as collateral posted by the Company with the counterparty at the balance sheet date. The Company calculates the effect of these credit spread changes using discounted cash flow techniques that incorporate current market interest rates.

o Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark LIBOR curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from dealer markets.

The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, through periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. To assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. The Company also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including RMBS, CMBS, CDOs, other ABS and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

Other Invested Assets

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives Included in Policyholder Contract Deposits

Certain variable annuity and equity-indexed annuity and life contracts contain embedded policy derivatives that the Company bifurcates from the host contracts and accounts for separately at fair value, with changes in fair value recognized in earnings. The Company concluded these contracts contain (i) written option guarantees on minimum accumulation value, (ii) a series of written options that guarantee withdrawals from the highest anniversary value within a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives that must be bifurcated.

The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

With respect to embedded policy derivatives in the Company's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

With respect to embedded policy derivatives in the Company's equity-indexed life and annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions. This methodology incorporates an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity and equity-indexed annuity and life contracts. Expected cash flows are discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve is adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. The non-performance risk adjustment reflects a market participant's view of the Company's claims-paying ability by incorporating an additional spread to the swap curve used to value embedded policy derivatives.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the observability of the inputs used:

                                                                                    Counterparty        Cash
At December 31, 2013                      Level 1        Level 2        Level 3      Netting (a)    Collateral (b)      Total
                                       ------------   ------------   ------------   ------------    -------------    ------------
                                                                              (in millions)
ASSETS:
Bonds available for sale:
    U.S. government and government
     sponsored entities                $         --   $        374   $         --   $         --    $          --    $        374
    Obligations of states,
     municipalities and
     political subdivisions                      --          1,575            754             --               --           2,329
    Non-U.S. governments                         --          2,347             --             --               --           2,347
    Corporate debt                               --         68,335            724             --               --          69,059
    RMBS                                         --          8,338          6,587             --               --          14,925
    CMBS                                         --          1,668          2,448             --               --           4,116
    CDO/ABS                                      --          1,593          3,405             --               --           4,998
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total bonds available for sale                   --         84,230         13,918             --               --          98,148
                                       ------------   ------------   ------------   ------------    -------------    ------------
Other bond securities:
    U.S. government and government
      sponsored entities                         --            903             --             --               --             903
    RMBS                                         --            119            213             --               --             332
    CMBS                                         --             30            126             --               --             156
    CDO/ABS                                      --             30          1,031             --               --           1,061
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total other bond securities                      --          1,082          1,370             --               --           2,452
                                       ------------   ------------   ------------   ------------    -------------    ------------
Equity securities available for sale:
    Common stock                                  7             --             --             --               --               7
    Preferred stock                              --             22             --             --               --              22
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total equity securities available
 for sale                                         7             22             --             --               --              29
                                       ------------   ------------   ------------   ------------    -------------    ------------
Other common and preferred stock                538             --             --             --               --             538
Other invested assets (c)                         1            917          2,305             --               --           3,223
Short-term investments (d)                      215          2,520             --             --               --           2,735
Investment in AIG                                 5             --             --             --               --               5
Derivative assets:
     Interest rate contracts                      9            768             19             --               --             796
     Equity contracts                           107             33             47             --               --             187
     Other contracts                             --             --             10             --               --              10
     Counterparty netting and
      cash collateral                            --             --             --           (108)            (378)           (486)
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total derivative assets                         116            801             76           (108)            (378)            507
                                       ------------   ------------   ------------   ------------    -------------    ------------
Separate account assets                      34,018          1,683             --             --               --          35,701
                                       ------------   ------------   ------------   ------------    -------------    ------------
            Total                      $     34,900   $     91,255   $     17,669   $       (108)   $        (378)   $    143,338
                                       ============   ============   ============   ============    =============    ============
LIABILITIES:
Policyholder contract deposits (e)     $         --   $        120   $        247   $         --    $          --    $        367
Notes payable to affiliates, net                 --             --            211             --               --             211
Derivative liabilities:
     Interest rate contracts                     --            652             13             --               --             665
     Counterparty netting and
      cash collateral                            --             --             --           (108)             (23)           (131)
                                       ------------   ------------   ------------   ------------    -------------    ------------
Total derivative liabilities                     --            652             13           (108)             (23)            534
                                       ------------   ------------   ------------   ------------    -------------    ------------
            Total                      $         --   $        772   $        471   $       (108)   $         (23)   $      1,112
                                       ============   ============   ============   ============    =============    ============

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                    Counterparty        Cash
At December 31, 2012                      Level 1        Level 2        Level 3      Netting (a)    Collateral (b)      Total
                                       ------------   ------------   ------------   ------------    -------------    -----------
                                                                              (in millions)
ASSETS:
Bonds available for sale:
    U.S. government and government
     sponsored entities                $         --   $        515   $         --   $         --    $         --    $        515
    Obligations of states,
     municipalities and
     political subdivisions                      --          1,621            633             --              --           2,254
    Non-U.S. governments                         --          2,552             --             --              --           2,552
    Corporate debt                               --         74,688          1,058             --              --          75,746
    RMBS                                         --          9,972          4,957             --              --          14,929
    CMBS                                         --          1,720          2,205             --              --           3,925
    CDO/ABS                                      --          1,745          2,654             --              --           4,399
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total bonds available for sale                   --         92,813         11,507             --              --         104,320
                                       ------------   ------------   ------------   ------------    ------------    ------------
Other bond securities:
    U.S. government and government
     sponsored entities                          48            858             --             --              --             906
    RMBS                                         --            117            127             --              --             244
    CMBS                                         --             15             41             --              --              56
    CDO/ABS                                      --              8            113             --              --             121
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total other bond securities                      48            998            281             --              --           1,327
                                       ------------   ------------   ------------   ------------    ------------    ------------
Equity securities available for sale:
    Common stock                                 17             --              9             --              --              26
    Preferred stock                              --             31             26             --              --              57
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total equity securities available
 for sale                                        17             31             35             --              --              83
                                       ------------   ------------   ------------   ------------    ------------    ------------
Other common and preferred stock                562             --             --             --              --             562
Other invested assets (c)                         1            404          1,905             --              --           2,310
Short-term investments (d)                       90          3,103             --             --              --           3,193
Investment in AIG                                 4             --             --             --              --               4
Derivative assets:
     Interest rate contracts                      1          1,283             --             --              --           1,284
     Foreign exchange contracts                  --             15             --             --              --              15
     Equity contracts                            64             32             21             --              --             117
     Other contracts                             --             --              2             --              --               2
     Counterparty netting and cash
       collateral                                --             --             --           (230)           (433)           (663)
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total derivative assets                          65          1,330             23           (230)           (433)            755
                                       ------------   ------------   ------------   ------------    ------------    ------------
Separate account assets                      26,642          1,300             --             --              --          27,942
                                       ------------   ------------   ------------   ------------    ------------    ------------
            Total                      $     27,429   $     99,979   $     13,751   $       (230)   $       (433)   $    140,496
                                       ============   ============   ============   ============    ============    ============
LIABILITIES:
Policyholder contract deposits (e)     $         --   $         76   $      1,040   $         --    $         --    $      1,116
Derivative liabilities:
     Interest rate contracts                     --          1,144              2             --              --           1,146
     Foreign exchange contracts                  --             43             --             --              --              43
     Counterparty netting and cash
      collateral                                 --             --             --           (230)              8            (222)
                                       ------------   ------------   ------------   ------------    ------------    ------------
Total derivative liabilities                     --          1,187              2           (230)              8             967
                                       ------------   ------------   ------------   ------------    ------------    ------------
            Total                      $         --   $      1,263   $      1,042   $       (230)   $          8    $      2,083
                                       ============   ============   ============   ============    ============    ============

(a) Represents netting of derivative exposures covered by a qualifying master netting agreement.
(b)   Represents cash collateral posted and received.
(c) Amounts presented for other invested assets in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.
(d) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $1.2 billion and $1.6 billion at December 31, 2013 and 2012, respectively.
(e) Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include embedded policy derivatives that are measured at estimated fair value on a recurring basis.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

At December 31, 2013 and 2012, Level 3 assets were 10.3 percent and 8.3 percent of total assets, respectively, and Level 3 liabilities were 0.3 percent and 0.7 percent of total liabilities, respectively.

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. During 2013, the Company transferred $93 million of securities issued by the U.S. government and government-sponsored entities from Level 1 to Level 2. The Company had no significant transfers between Level 1 and Level 2 during 2012.

Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during 2013 and 2012 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) related to the Level 3 assets and liabilities in the consolidated balance sheets at December 31, 2013 and 2012:


                                            Net                                                                        Changes in
                                         Realized                                                                      Unrealized
                                            and                    Purchases,                                        Gains (Losses)
                                        Unrealized                   Sales,                                            Included in
                               Fair       Gains                     Issuances                                           Income on
                               Value     (Losses)       Other         and          Gross      Gross      Fair Value    Instruments
                             Beginning   included   Comprehensive  Settlements,  Transfers  Transfers      End of         Held at
December 31, 2013             of Year   in Income   Income (Loss)     Net           In         Out          Year       End of Year
-----------------            ---------  ----------  -------------  ------------  ---------  ----------   ----------  --------------
                                                                        (in millions)
ASSETS:
Bonds available for sale:
    Obligations of
     states, municipalities
     and political
     subdivisions            $     633  $       11   $     (123)    $      280   $      --  $      (47)  $      754  $           --
    Corporate debt               1,058           2            2           (321)        266        (283)         724              --
    RMBS                         4,957         355          258            997          20          --        6,587              --
    CMBS                         2,205          89          (21)           125          50          --        2,448              --
    CDO/ABS                      2,654          86           32            365         569        (301)       3,405              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total bonds available
  for sale                      11,507         543          148          1,446         905        (631)      13,918              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Other bond securities:
    RMBS                           127          10           --             76          --          --          213              14
    CMBS                            41          (1)          --             86          --          --          126               3
    CDO/ABS                        113          68           --            850          --          --        1,031              48
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total other bond
  securities                       281          77           --          1,012          --          --        1,370              65
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Equity securities
  available for sale:
    Common stock                     9          --           --             (9)         --          --           --              --
    Preferred stock                 26          --            2            (28)         --          --           --              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total equity securities
  available for sale                35          --            2            (37)         --          --           --              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Other invested assets            1,905         101           50            107         268        (126)       2,305              --
Derivative assets
    Interest rate contracts         --           4           --             --           8           7           19              --
    Equity contracts                21          33           --             (7)         --          --           47              --
    Other contracts                  2          39           --            (31)         --          --           10              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
Total derivative assets             23          76           --            (38)          8           7           76              --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
      Total                  $  13,751  $      797   $      200     $    2,490   $   1,181  $     (750)  $   17,669  $           65
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
LIABILITIES:
Policyholder contract
    deposits                 $  (1,040) $      609   $       (1)    $      185   $      --  $       --   $     (247) $           --
Notes payable - to
  affiliates, net
Derivative liabilities, net         --         (12)           9           (208)         --          --         (211)            (12)
    Interest rate contracts         (2)          3           --              1          (8)         (7)         (13)             --
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------
      Total                  $  (1,042) $      600   $        8     $      (22)  $      (8) $       (7)  $     (471) $          (12)
                             ---------  ----------   ----------     ----------   ---------  ----------   ----------  --------------

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                            Net                                                                        Changes in
                                         Realized                                                                      Unrealized
                                            and                    Purchases,                                        Gains (Losses)
                                        Unrealized                   Sales,                                            Included in
                               Fair       Gains                     Issuances                                           Income on
                               Value     (Losses)       Other         and          Gross      Gross      Fair Value    Instruments
                             Beginning   included   Comprehensive  Settlements,  Transfers  Transfers      End of         Held at
December 31, 2012             of Year   in Income   Income (Loss)     Net           In         Out          Year       End of Year
-----------------            ---------  ----------  -------------  ------------  ---------  ----------   ----------  --------------
                                                                    (in millions)
ASSETS:
Bonds available for
    Obligations of states,
     municipalities and
     political subdivisions  $     482  $       40    $       (4)  $      153    $      41  $      (79)         633            --
    Corporate debt                 978         (10)           63          (42)         614        (545)       1,058            --
    RMBS                         5,939         174           944         (514)         297      (1,883)       4,957            --
    CMBS                         1,900          36           275           45           34         (85)       2,205            --
    CDO/ABS                      1,951         120            89          679          367        (552)       2,654            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total bonds available for
  sale                          11,250         360         1,367          321        1,353      (3,144)      11,507            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Other bond securities:
    RMBS                           138          35            --          (44)          --          (2)         127            31
    CMBS                            --           3            --           38           --          --           41             4
    CDO/ABS                        966         237            --       (1,090)          --          --          113             1
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total other bond
  securities                     1,104         275            --       (1,096)          --          (2)         281            36
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Equity securities available
  for sale:
    Common stock                    36          15           (24)         (23)           5          --            9            --
    Preferred stock                 60           9           (25)         (17)           1          (2)          26            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total equity securities
   available for sale               96          24           (49)         (40)           6          (2)          35            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Other invested assets            2,398         (26)          113         (125)         416        (871)       1,905            --
Derivative assets
    Equity contracts                 9           2            --            5            5          --           21            --
    Other contracts                 --          --            --            2           --          --            2            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
Total derivative assets              9           2            --            7            5          --           23            --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
        Total                $  14,857  $      635    $    1,431   $     (933)   $   1,780  $   (4,019)  $   13,751    $       36
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
LIABILITIES:
Policyholder contract
  deposits                   $    (800) $     (181)   $      (72)  $       13    $      --  $       --   $   (1,040)   $      196
Derivative liabilities,
  net
    Interest rate
     contracts                     (10)          8            --           --           --          --           (2)           --
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------
       Total                 $    (810) $     (173)   $      (72)  $       13    $      --  $       --   $   (1,042)   $      196
                             ---------  ----------    ----------   ----------    ---------  ----------   ----------    ----------

Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the consolidated statements of income as follows:

                                                             Net Realized
                                 Net Investment   Other     Capital Gains
At December 31, 2013               Income         Income     (Losses)        Total
------------------------------   -------------   --------   --------------   ------
                                 (in millions)              (in millions)
Bonds available for sale          $      491      $  --     $     52         $  543
Bond trading securities                   77         --           --             77
Other invested assets                    122         --          (21)           101
Derivative assets                         --         --           76             76
Policyholder contract deposits            --         --          617            617
Derivative liabilities                    --         --            3              3
Notes payable                             --        (12)          --            (12)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                     Net Realized
                                 Net Investment     Capital Gains
At December 31, 2012                 Income           (Losses)              Total
                                 --------------    ----------------    ----------------
                                                    (in millions)
Bonds available for sale         $          447    $            (87)   $            360
Bond trading securities                     275                  --                 275
Equity securities available
  for sale                                   --                  24                  24
Other invested assets                        28                 (54)                (26)
Derivative assets                            --                   2                   2
Policyholder contract deposits               --                (181)               (181)
Derivative liabilities                       --                   8                   8

The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above for Level 3 assets and liabilities:

                                                                                                                Purchases,
                                                                                                                  Sales,
                                                                                                                 Issuances
                                                                                                                   and
                                                                                                                Settlements,
December 31, 2013                                Purchases          Sales         Issuances      Settlements        Net
----------------------------------------------  ------------    ------------    ------------    ------------    ------------
                                                                                 (in millions)
ASSETS:
Bonds available for sale:
    Obligations of states, municipalities and
     political subdivisions                     $        402    $       (122)   $         --    $         --    $        280
    Corporate debt                                       139              --              --            (460)           (321)
    RMBS                                               2,123            (167)             --            (959)            997
    CMBS                                                 495            (203)             --            (167)            125
    CDO/ABS                                            1,310            (121)             --            (824)            365
                                                ------------    ------------    ------------    ------------    ------------
Total bonds available for sale                         4,469            (613)             --          (2,410)          1,446
                                                ------------    ------------    ------------    ------------    ------------
Other bond securities:
    RMBS                                                 110              --              --             (34)             76
    CMBS                                                  98              (8)             --              (4)             86
    CDO/ABS                                              962              --              --            (112)            850
                                                ------------    ------------    ------------    ------------    ------------
Total other bond securities                            1,170              (8)             --            (150)          1,012
                                                ------------    ------------    ------------    ------------    ------------
Equity securities available for sale:
    Common stock                                          --              --              --              (9)             (9)
    Preferred stock                                       --              --              --             (28)            (28)
                                                ------------    ------------    ------------    ------------    ------------
Total equity securities available for
 sale                                                     --              --              --             (37)            (37)
                                                ------------    ------------    ------------    ------------    ------------
Other invested assets                                    318              --                            (211)            107
Derivative assets
    Equity contracts                                      10              --              --             (17)             (7)
    Other contracts                                       --              --              --             (31)            (31)
                                                ------------    ------------    ------------    ------------    ------------
Total derivative assets                                   10              --              --             (48)            (38)
                                                ------------    ------------    ------------    ------------    ------------
            Total                               $      5,967    $       (621)   $         --    $     (2,856)   $      2,490
                                                ------------    ------------    ------------    ------------    ------------
LIABILITIES:
Policyholder contract deposits                  $         --    $        (25)   $         --    $        210    $        185
Notes payable - to affiliates, net                                                      (208)                           (208)
Derivative liabilities, net
    Interest rate contracts                               --              --              --               1               1
                                                ------------    ------------    ------------    ------------    ------------
            Total                               $         --    $        (25)   $       (208)   $        211    $        (22)
                                                ------------    ------------    ------------    ------------    ------------

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                                             Purchases,
                                                                                                               Sales,
                                                                                                             Issuances
                                                                                                                and
                                                                                                            Settlements,
December 31, 2012                              Purchases        Sales        Issuances      Settlements          Net
------------------------------------------   ------------   ------------    ------------    ------------    ------------
                                                                               (in millions)
ASSETS:
Bonds available for sale:
    Obligations of states, municipalities
     and political subdivisions              $        372   $       (201)   $         --    $        (18)   $        153
    Corporate debt                                    225           (169)             --             (98)            (42)
    RMBS                                              628           (193)             --            (949)           (514)
    CMBS                                              277           (131)             --            (101)             45
    CDO/ABS                                         1,379             --              --            (700)            679
                                             ------------   ------------    ------------    ------------    ------------
Total bonds available for sale                      2,881           (694)             --          (1,866)            321
                                             ------------   ------------    ------------    ------------    ------------
Other bond securities:
    RMBS                                               --            (16)             --             (28)            (44)
    CMBS                                               57            (19)             --              --              38
    CDO/ABS                                         1,133           (981)             --          (1,242)         (1,090)
                                             ------------   ------------    ------------    ------------    ------------
Total other bond securities                         1,190         (1,016)             --          (1,270)         (1,096)
                                             ------------   ------------    ------------    ------------    ------------
Equity securities available for sale:
    Common stock                                       --            (23)             --              --             (23)
    Preferred stock                                    60            (75)             --              (2)            (17)
                                             ------------   ------------    ------------    ------------    ------------
Total equity securities available for sale             60            (98)             --              (2)            (40)
                                             ------------   ------------    ------------    ------------    ------------
Other invested assets                                 296             --                            (421)           (125)
Derivative assets
    Equity contracts                                    5             --              --              --               5
    Other contracts                                     2             --              --              --               2
                                             ------------   ------------    ------------    ------------    ------------
Total derivative assets                                 7             --              --              --               7
                                             ------------   ------------    ------------    ------------    ------------
             Total                           $      4,434   $     (1,808)   $         --    $     (3,559)   $       (933)
                                             ------------   ------------    ------------    ------------    ------------
LIABILITIES:
Policyholder contract deposits               $         --   $        (22)   $         --    $         35    $         13
                                             ------------   ------------    ------------    ------------    ------------

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2013 and 2012 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable (e.g., changes in unobservable long-dated volatilities) inputs.

Transfers of Level 3 Assets and Liabilities

The Company records transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value.

During the years ended December 31, 2013 and 2012, transfers into Level 3 assets included certain investments in private placement corporate debt, RMBS, CMBS, CDO/ABS, and investments in hedge funds and private equity funds.

o The transfers of investments in RMBS, CMBS and CDO and certain ABS into Level 3 assets were due to decreases in market transparency and liquidity for individual security types.

o Transfers of private placement corporate debt and certain ABS into Level 3 assets were primarily the result of limited market pricing information that required the Company to determine fair value for these securities based on inputs that are adjusted to better reflect the Company's own assumptions regarding the characteristics of a specific security or associated market liquidity.

o Certain investments in hedge funds were transferred into Level 3 as a result of limited market activity due to fund-imposed redemption restrictions.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

o Certain private equity fund investments were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or a long-term interest rate significant to a valuation becoming short-term and thus observable. In addition, transfers out of Level 3 assets also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest.

During the years ended December 31, 2013 and 2012, transfers out of Level 3 assets primarily related to certain investments in municipal securities, private placement corporate debt, CMBS, CDO/ABS and investments in hedge funds.

o Transfers of certain investments in municipal securities, CMBS and CDO/ABS out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments.

o Transfers of private placement corporate debt and certain ABS out of Level 3 assets were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market.

o The removal or easing of fund-imposed redemption restrictions, as well as certain fund investments becoming subject to the equity method of accounting, resulted in the transfer of certain hedge fund and private equity investments out of Level 3 assets.

The Company had no transfers of liabilities into or out of Level 3 during the years ended December 31, 2013 or 2012.

Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to the Company, such as data from third-party valuation service providers and from internal valuation models. Because input information with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                 Fair Value at                                                                      Range
                                December 31, 2013    Valuation Technique        Unobservable Input (a)       (Weighted Average)(a)
                                -----------------    --------------------   -----------------------------  ------------------------
                                   (in millions)
ASSETS:

Corporate debt                     $       360       Discounted cash flow                       Yield (b)     3.48% - 9.44% (6.46%)
RMBS                                     6,170       Discounted cash flow    Constant prepayment rate (c)    0.00% - 11.10% (5.37%)
                                                                                        Loss severity (c)  44.40% - 80.07% (62.24%)
                                                                                Constant default rate (c)    4.26% - 12.00% (8.13%)
                                                                                                Yield (c)     2.89% - 7.55% (5.22%)
CMBS                                     2,396       Discounted cash flow                       Yield (b)    0.00% - 11.23% (5.39%)
LIABILITIES:

Policyholder contract deposits             247       Discounted cash flow   Equity implied volatility (b)            6.00% - 39.00%
                                                                                     Base lapse rates (b)            1.00% - 40.00%
                                                                                  Dynamic lapse rates (b)            0.20% - 60.00%
                                                                                      Mortality rates (b)            0.50% - 40.00%
                                                                                    Utilization rates (b)            0.50% - 25.00%

(a) The unobservable inputs and ranges for the constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by the Company. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by the Company because there are other factors relevant to the specific tranches owned by the Company including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b) Represents discount rates, estimates and assumptions that the Company believes would be used by market participants when valuing these assets and liabilities.
(c) Information received from independent third-party valuation service providers.

The ranges of reported inputs for Corporate debt, RMBS, and CMBS valued using a discounted cash flow technique consist of plus/minus one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to the Company's risk management practices that might offset risks inherent in these investments.

Sensitivity to Changes in Unobservable Inputs

The Company considers unobservable inputs to be those for which market data is not available and that are developed using the best information available to the Company about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following is a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

RMBS and Certain CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates ("CPR"), loss severity, constant default rates ("CDR"), and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in CPR, loss severity CDR, and yield, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Policyholder contract deposits

Embedded policy derivatives within policyholder contract deposits relate to GMWB within variable annuity products and certain enhancements to interest crediting rates based on market indices within equity-indexed annuities and GICs. GMWB represents the Company's largest exposure of these embedded policy derivatives, although the carrying value of the liability fluctuates based on the performance of the equity markets and therefore, at a point in time, can be low relative to the exposure. The principal unobservable input used for GMWBs and embedded derivatives in equity-indexed annuities measured at fair value is equity implied volatility. For GMWBs, other significant unobservable inputs include base and dynamic lapse rates, mortality rates, and utilization rates. Lapse, mortality, and utilization rates may vary significantly depending upon age groups and duration. In general, increases in volatility and utilization rates will increase the fair value of the liability associated with GMWB, while increases in lapse rates and mortality rates will decrease the fair value of the liability.

Investments in Certain Entities Carried at Fair Value Using Net Asset Value Per Share

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient to measure fair value.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                     December 31, 2013        December 31, 2012
                                                            -----------------------------  ----------------------------
                                                              Fair Value                    Fair Value
                                                               Using Net                     Using Net
                                                              Asset Value                   Asset Value
                                                             Per Share (or      Unfunded   Per Share (or     Unfunded
                        Investment Category Includes        its equivalent)   Commitments  its equivalent)  Commitments
                     ------------------------------------   ---------------   -----------  ---------------  -----------
                                                                                  (in millions)
INVESTMENT CATEGORY
Private equity funds:
   Leveraged buyout  Debt and/or equity investments made      $   1,178             $185    $      1,038     $     229
                     as part of a transaction in which
                     assets of mature companies are
                     acquired from the current
                     shareholders, typically with the use
                     of financial leverage

   Real estate/      Investments in real estate                      93                9              71            13
   Infrastructure    properties and infrastructure
                     positions, including power plants
                     and other energy generating
                     facilities

   Venture capital   Early-stage, high-potential, growth             40                6              55             9
                     companies expected to generate a
                     return through an eventual
                     realization event, such as an
                     initial public offering or sale of
                     the company

   Distressed        Securities of companies that are                91               16              84            18
                     already in default, under bankruptcy
                     protection, or troubled

   Other             Includes multi-strategy and                      9               12              13             9
                     mezzanine strategies
                                                              ---------       ----------     -----------     ---------
Total private
   equity funds                                                   1,411              228           1,261           278
                                                              ---------       ----------     -----------     ---------
Hedge funds:
   Event-driven      Securities of companies undergoing             500                2             339             2
                     material structural changes,
                     including mergers, acquisitions and
                     other reorganizations

   Long-short        Securities that the manager believes           713               11             409            --
                     are undervalued, with corresponding
                     short positions to hedge market risk

   Distressed        Securities of companies that are               405               11             261            --
                     already in default, under bankruptcy
                     protection or troubled

   Emerging markets  Investments in the financial markets            64               --              --            --
                     of developing countries

   Other             Includes multi-strategy and                     77               --              18            --
                     mezzanine strategies
                                                              ---------       ----------     -----------     ---------
Total hedge funds                                                 1,759               24           1,027             2
                                                              ---------       ----------     -----------     ---------
Total                                                         $   3,170       $      252    $      2,288     $     280
                                                              =========       ==========    ============     =========

Private equity fund investments included above are not redeemable, as distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments. At December 31, 2013, assuming average original expected lives of 10 years for the funds, 72 percent of the total fair value using net asset value or its equivalent above would have expected remaining lives of less than three years, 27 percent between three and seven years and 1 percent between seven and 10 years.

The hedge fund investments included above are generally redeemable monthly (6 percent), quarterly (40 percent), semi-annually (15 percent) and annually (39 percent), with redemption notices ranging from one day to 180 days. At December 31, 2013, however, investments representing approximately 63 percent of the total fair value of the hedge fund investments cannot be currently redeemed, either in whole or in part, because the investments include various contractual restrictions. The majority of these contractual restrictions, which may have been put in place at a fund's inception or thereafter, have pre-defined end dates and are generally expected to be lifted by the end of 2015. The fund investments for which redemption is restricted only in part generally relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Fair Value Option

Under the fair value option, the Company may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company elects the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives. Net unrealized gains (losses) on such securities included in net investment income on the consolidated statements of income were $(58) million, $206 million and $(24) million for the years ended December 31, 2013, 2012 and 2011, respectively.

Additionally, beginning in the third quarter of 2012, the Company elected the fair value option for investments in certain private equity funds, hedge funds and other alternative investments when such investments are eligible for this election. Net unrealized gains (losses) on other invested assets included in net investment income on the consolidated statements of income were $194 million and $5 million for the years ended December 31, 2013 and 2012, respectively.

The Company elected fair value accounting for its economic interest in ML II. The Company recorded gains of $177 million and $30 million in the years ended December 31, 2012 and 2011, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income.

Ambrose 2013-2, Ambrose 2013-3, and Ambrose 2013-5, three VIEs which are consolidated by the Company, each elected the fair value option for a tranche of their structured securities, referred to herein as the Class X notes, which are included in notes payable. See Note 14 for additional information on these VIEs and the Class X notes. The fair value of the Class X notes was determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. Cash flows were discounted based on current market spreads for U.S. collateralized loan obligations (CLOs), adjusted for structural specific attributes. The market spreads for U.S. CLOs include a spread premium to compensate for the complexity and perceived illiquidity of the Class X notes. The spread premium was derived on the respective issuance dates, with reference to the issuance spread on a tranche of structured securities issued by the respective entities that was purchased by an independent, non-affiliated third party.

The following table presents the difference between fair values and the aggregate contractual principal amounts of notes payable for which the fair value option was elected:

                                                  Outstanding
                                                   Principal
    December 31, 2013               Fair Value      Amount      Difference
--------------------------------    ----------    -----------   ----------
                                                  (in millions)
Notes payable to affiliates, net      $  211         $  580     $   (369)

In 2011, the Company assumed GIC liabilities, which are reported in policyholder contract deposits on the balance sheets, from an affiliate, AIG Matched Funding Corp. ("AIGMFC"). AIGMFC had elected fair value accounting for its GIC liabilities and the Company has maintained this election. The change in the fair value of these GIC liabilities was $(17) million, $(3) million and $78 million in the years ended December 31, 2013, 2012 and 2011, respectively, and was reported in policyholder benefits in the statements of income. The change in the value of the GIC liabilities was partially offset by a swap designated as a fair value hedge. See Note 14 for additional information on the GIC assumption and the related swap.

Fair Value Measurements on a Non-Recurring Basis

The Company measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Note 2 herein for additional information about how the Company tests various asset classes for impairment.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents assets measured at fair value on a non-recurring basis at the time of impairments and the related impairment charges recorded during the periods presented:

                                                                   Impairment
                        Assets at Fair Value Non-Recurring Basis     Charges
                        ----------------------------------------   ----------
 December 31, 2013      Level 1    Level 2    Level 3      Total
--------------------    -------    -------    -------     ------
                                    (in millions)
Other invested assets   $    --    $    --    $   435     $  435   $       19

Fair Value Information about Financial Instruments Not Measured at Fair Value

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

Mortgage and Other Loans Receivable

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date or, in some cases, based on the present value of the loans using a discounted cash flow model. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

Other Invested Assets

The majority of other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Policyholder Contract Deposits Associated with Investment-type Contracts

Fair value for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rate consistent with the currency in which cash flows are denominated.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Notes Payable

Fair values of these obligations were estimated based on discounted cash flow calculations using a discount rate that is indicative of the current market for securities with similar risk characteristics.

The following table presents the estimated fair value and carrying value of the Company's financial instruments not measured at fair value and indicates the level of the estimated fair value measurement based on the levels of the inputs used:

                                                           Estimated Fair Value
                                        -------------------------------------------    Carrying
                                        Level 1    Level 2     Level 3      Total        Value
                                        -------    -------    --------    ---------    ----------
                                                             (in millions)
December 31, 2013
ASSETS
Mortgage and other loans receivable     $    --    $    75    $  9,008    $   9,083    $    8,531
Policy loans                                 --         --       1,545        1,545         1,545
Other invested assets                        --         22          --           22            22
Short-term investments                       --      1,229          --        1,229         1,229
Cash                                        362         --          --          362           362
LIABILITIES
Policyholder contract deposits (a)           --        185      59,505       59,690        55,476
Notes payable - affiliates, net (b)          --         --          46           46            49
Notes payable - to third parties, net                              377          377           378
December 31, 2012
ASSETS
Mortgage and other loans receivable     $    --    $   189    $  8,906    $   9,095    $    8,245
Policy loans                                 --         --       1,587        1,587         1,587
Other invested assets                        --         54          --           54            54
Short-term investments                       --      1,590          --        1,590         1,590
Cash                                        325         --          --          325           325
LIABILITIES
Policyholder contract deposits (a)           --        245      64,115       64,360        57,452
Notes payable - affiliates, net              --         --         133          133           142
Notes payable - to third parties, net        --         --         152          152           158

(a) Excludes embedded policy derivatives which are carried at fair value on a recurring basis.
(b)   Excludes notes for which the fair value option has been elected.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities

The following table presents the amortized cost or cost and fair value of the Company's available for sale securities:

                                                                                               Other-Than-
                                              Amortized     Gross       Gross                   Temporary
                                               Cost or    Unrealized  Unrealized      Fair     Impairments
                                                Cost        Gains       Losses       Value     in AOCI (a)
                                              ---------   ----------  ----------   ---------   -----------
                                                                       (in millions)
December 31, 2013
Bonds available for sale:
    U.S. government and government
      sponsored entities                      $     343   $      46   $     (15)   $     374   $        --
    Obligations of states, municipalities
      and political subdivisions                  2,432          53        (156)       2,329             2
    Non-U.S. governments                          2,426          95        (174)       2,347            --
    Corporate debt                               66,412       4,459      (1,812)      69,059            44
    RMBS                                         13,975       1,223        (273)      14,925           657
    CMBS                                          3,760         419         (63)       4,116           235
    CDO/ABS                                       4,853         188         (43)       4,998            16
                                              ---------   ---------   ---------    ---------   -----------
Total bonds available for sale                   94,201       6,483      (2,536)      98,148           954
Equity securities available for sale:
    Common stock                                      5           2          --            7            --
    Preferred stock                                  18           4          --           22            --
                                              ---------   ---------   ---------    ---------   -----------
Total equity securities available for sale           23           6          --           29            --
Investment in AIG                                     9           2          (6)           5            --
                                              ---------   ---------   ---------    ---------   -----------
Total                                         $  94,233   $   6,491   $  (2,542)   $  98,182   $       954
                                              =========   =========   =========    =========   ===========

                                                                                               Other-Than-
                                              Amortized     Gross        Gross                  Temporary
                                              Cost or     Unrealized  Unrealized      Fair     Impairments
                                                 Cost        Gains      Losses       Value     in AOCI (a)
                                              ---------   ----------  ----------   ---------   ---------
                                                                    (in millions)
December 31, 2012
Bonds available for sale:
    U.S. government and government
      sponsored entities                      $     413   $     102   $      --    $     515    $     --
    Obligations of states, municipalities
      and political subdivisions                  2,015         245          (6)       2,254          --
    Non-U.S. governments                          2,243         317          (8)       2,552          --
    Corporate debt                               66,448       9,607        (309)      75,746          79
    RMBS                                         13,641       1,506        (218)      14,929         469
    CMBS                                          3,462         546         (83)       3,925         185
    CDO/ABS                                       4,217         256         (74)       4,399          43
                                              ---------   ---------   ---------    ---------    --------
Total bonds available for sale                   92,439      12,579        (698)     104,320         776
Equity securities available for sale:
    Common stock                                     12          14          --           26          --
    Preferred stock                                  42          15          --           57          --
                                              ---------   ---------   ---------    ---------   ---------
Total equity securities available for sale           54          29          --           83          --
Investment in AIG                                    10          --          (6)           4          --
                                              ---------   ---------   ---------    ---------    --------
Total                                         $  92,503   $  12,608   $    (704)   $ 104,407    $    776
                                              =========   =========   =========    =========    ========

(a) Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                       Less than 12 Months     12 Months or More             Total
                                     ----------------------  ----------------------  ----------------------
                                                   Gross                   Gross                   Gross
                                        Fair     Unrealized    Fair      Unrealized    Fair      Unrealized
December 31, 2013                      Value       Losses      Value      Losses       Value       Losses
----------------------------------   ---------   ----------  ---------   ----------  ---------   ----------
                                                                 (in millions)
Bonds available for sale:
    U.S. government and government
      sponsored entities             $      62   $      13   $       7   $       2   $      69   $      15
    Obligations of states,
      municipalities and political
       subdivisions                  $   1,553   $     136   $      97   $      20   $   1,650   $     156
    Non-U.S. governments                 1,049         104         312          70       1,361         174
    Corporate debt                      20,214       1,368       3,119         444      23,333       1,812
    RMBS                                 3,788         186         712          87       4,500         273
    CMBS                                   827          38         167          25         994          63
    CDO/ABS                              1,016          18         373          25       1,389          43
                                     ---------   ---------   ---------   ---------   ---------   ---------
Total bonds available for sale          28,509       1,863       4,787         673      33,296       2,536
Investment in AIG                           --          --           5           6           5           6
                                     ---------   ---------   ---------   ---------   ---------   ---------
Total                                $  28,511   $   1,863   $   4,792   $     679   $  33,303   $   2,542
                                     =========   =========   =========   =========   =========   =========

                                      Less than 12 Months      12 Months or More             Total
                                     ----------------------  ----------------------  ----------------------
                                                   Gross                   Gross                   Gross
                                       Fair      Unrealized    Fair      Unrealized   Fair       Unrealized
December 31, 2012                     Value        Losses      Value       Losses     Value        Losses
----------------------------------   ---------   ----------  ---------   ----------  ---------   ----------
                                                                 (in millions)
Bonds available for sale:
    Obligations of states,
      municipalities and political
      subdivisions                   $     326   $       6   $       1   $      --   $     327   $       6
    Non-U.S. governments                   378           8           3          --         381           8
    Corporate debt                       4,111         131       2,048         178       6,159         309
    RMBS                                   142           2         959         216       1,101         218
    CMBS                                    86           2         278          81         364          83
    CDO/ABS                                882          22         716          52       1,598          74
                                     ---------   ---------   ---------   ---------   ---------   ---------
Total bonds available for sale           5,925         171       4,005         527       9,930         698
Investment in AIG                           --          --           4           6           4           6
                                     ---------   ---------   ---------   ---------   ---------   ---------
 Total                               $   5,925   $     171   $   4,009   $     533   $   9,934   $     704
                                     =========   =========   =========   =========   =========   =========

As of December 31, 2013, the Company held 3,138 individual fixed maturity and equity securities that were in an unrealized loss position, of which 633 individual securities were in a continuous unrealized loss position for longer than 12 months.

The Company did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2013 because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, the Company performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2013:

                                                             Total Fixed Maturity Securities
                                                                     Available for Sale
                                                             -------------------------------
                                                               Amortized
                                                                 Cost           Fair Value
                                                             -------------     -------------
                                                                        (in millions)
Due in one year or less                                      $       1,791     $       1,850
Due after one year through five years                               11,037            11,979
Due after five years through ten years                              27,381            28,275
Due after ten years                                                 31,404            32,005
Mortgage-backed, asset-backed and collateralized securities         22,588            24,039
                                                             -------------     -------------
Total fixed maturity securities available for sale           $      94,201     $      98,148
                                                             =============     =============

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

The Company's investments at December 31, 2013 and 2012 did not include any investments in a single issuer that exceeded 10 percent of the Company's consolidated shareholder's equity.

Other Bond Securities

See Note 3 for discussion of hybrid securities for which the Company has elected the fair value option.

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus participation in the residual cash flows, each of which was subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

Neither AIG nor the Company had any control rights over ML II. The Company determined that ML II was a VIE and the Company was not the primary beneficiary. The transfer of RMBS to ML II was accounted for as a sale. The Company elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest was reported in bond trading securities with changes in fair value reported as a component of net investment income.

As the controlling member of ML II, the New York Fed directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets were used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

Through a series of transactions that occurred during 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $157 million on March 1, 2012 and additional cash receipts of $972 million on March 15, 2012 from ML II that consisted of $563 million, $82 million, and $327 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

The total amount received of $1.13 billion by the Company from ML II in 2012 was remitted as a return of capital to the Company's intermediate parent company and ultimately remitted to AIG.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Invested Assets on Deposit and Pledged as Collateral

The invested assets on deposit, and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash, short-term investments, fixed maturity and other securities.

                                                                     December 31,    December 31,
                                                                         2013           2012
                                                                     ------------    ------------
                                                                              (in millions)
Invested assets on deposit:
      Regulatory agencies                                             $   70            $    87
Invested assets pledged as collateral:
      Advance agreements - Federal Home Loan Bank of Dallas                8                 15
      Advance agreements - Federal Home Loan Bank of Cincinnati           --                 15
      Advance agreements - Federal Home Loan Bank of San Francisco        14                 25
      FHLB collateral                                                     45                283

SECURITIES LENDING

During 2012, the Company began utilizing a securities lending program to supplement liquidity or for other uses as deemed appropriate by management. Under these financing transactions, the Company transfers securities to financial institutions and receives cash collateral. Collateral levels are monitored daily and are maintained at 102 percent of the fair value of the loaned securities during the life of the transactions. Generally, cash collateral received by the Company is invested in short-term investments. At the termination of the transactions, the Company and its counterparties are obligated to return the collateral provided and the securities lent, respectively. These transactions are treated as secured financing arrangements by the Company. Elements of the securities lending program are presented below as of December 31:

                                                       2013       2012
                                                     -------    -------
                                                        (in millions)
Securities on loan: (a)
   Amortized cost                                    $ 2,228    $ 1,234
   Estimated fair value                                2,425      1,420
Cash collateral on deposit from counterparties (b)     2,514      1,466
Reinvestment portfolio - estimated fair value          2,514      1,466

(a)   Included in bonds available for sale on the consolidated balance sheets.
(b) Included in short-term investments on the consolidated balance sheets. Liability to counterparties is reported in securities lending payable.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2013, the Company had direct U.S. commercial mortgage loan exposure of $7.3 billion. At that date, substantially all of the U.S. loans were current.

The U.S. commercial loan exposure by state and class of loan, at December 31, 2013, were as follows:

State       # of Loans    Amount*    Apartments   Offices   Retails    Industrials   Hotels    Others    % of Total
----------  ----------   ---------   ----------   -------   --------   -----------   ------   --------   ----------
                                                  ($ in millions)
California         125   $   1,546   $       17   $   425   $    190   $       361   $  195   $    358        18.9%
New York            60       1,144          311       589         62            28       44        110        14.0%
New
Jersey              42         705          376       140        161             2        9         17         8.6%
Florida             56         480           33        85        231            30       20         82         5.9%
Texas               35         431           27       128         54           104       78         41         5.3%
Other
states             318       3,861          596     1,167        928           314      425        428        47.3%
            ----------   ---------   ----------   -------   --------   -----------   ------   --------   ---------
  Total            636   $   8,167   $    1,360   $ 2,534   $  1,626   $       839   $  771   $  1,036       100.0%
            ==========   =========   ==========   =======   ========   ===========   ======   ========   =========

*     Excludes portfolio valuation allowance

The following table presents the credit quality indicators by class of loan for commercial mortgage loans:

                                                                    Class
                           Number of   ------------------------------------------------------------------               Percent of
December 31, 2013           Loans     Apartments  Offices     Retails   Industrials    Hotels     Others     Total        Total $
-------------------------  ---------  ---------   --------   --------   -----------   --------   --------   --------    -------
                                                                      ($ in Millions)
Credit Quality Indicator:
   In good standing             623   $   1,347   $  2,427   $  1,626   $      839    $    771   $    952   $  7,962        97.5%
   Restructured (a)              11          13         90         --           --          --         84        187         2.3%
   90 days or less
   delinquent                    --          --         --         --           --          --         --         --         0.0%
   >90 days  delinquent or
     in process
     of foreclosure               2          --         --         18           --          --         --         18         0.2%
                           --------   ---------   --------   --------   ----------    --------   --------   --------    --------
Total (b)                       636   $   1,360   $  2,517   $  1,644   $      839    $    771   $  1,036   $  8,167       100.0%
                           ========   =========   ========   ========   ==========    ========   ========   ========    ========
Valuation allowance                   $       2   $     61   $      6   $        1    $      3   $     33   $    106         1.3%
                                      ---------   --------   --------   ----------    --------   --------   --------    --------

(a) Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)   Does not reflect valuation allowances.

The Company holds mortgages with a carrying value of $71 million and $82 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation at December 31, 2013 and 2012, respectively.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company's mortgage and other loan valuation allowance activity was as follows:

                                                2013        2012       2011
                                               -------    -------    -------
                                                       (in millions)
Allowance, beginning of year                   $   155    $   233    $   319
     Additions (reductions) to allowance for
       losses                                       57        (62)       (32)
     Charge-offs, net of recoveries                (74)       (16)       (54)
                                               -------    -------    -------
Allowance, end of year                         $   138    $   155    $   233
                                               =======    =======    =======

The Company's impaired mortgage loans were as follows:

                                                2013       2012        2011
                                               -------    -------    -------
                                                     (in millions)
Impaired loans with valuation allowances       $   137    $    75    $   108
Impaired loans without valuation allowances         --          7         69
                                               -------    -------    -------
     Totali mpairedloans                           137         82        177
Valuation allowances on impaired loans             (56)       (27)       (18)
                                               -------    -------    -------
     Impaired loans,net                        $    81    $    55    $   159
                                               =======    =======    =======

The Company recognized $7 million, $4 million and $10 million in interest income on the above impaired mortgage loans for the years ended December 31, 2013, 2012 and 2011, respectively.

Troubled Debt Restructurings ("TDR")

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

The Company held $67 million and $11 million of commercial mortgage loans that had been modified in a TDR at December 31, 2013 and 2012, respectively. The Company had no other loans that had been modified in a TDR. At December 31, 2013, these commercial mortgage loans had related total allowances for credit losses of $11 million. At December 31, 2012 these commercial mortgage loans had no related total allowances for credit losses. The commercial mortgage loans modified in a TDR are included among the restructured loans in the credit quality indicators table above, if they are performing according to the restructured terms.

As the result of a loan's TDR, the Company assesses the adequacy of any additional allowance for credit losses with respect to such loans, and in all cases no additional allowance for credit losses, aside from the one that had already been provided for each loan prior to their restructuring, was deemed necessary. In certain cases, based on an assessment of amounts deemed uncollectible, a portion of a loan restructured in a TDR may be charged off against the allowance for credit losses.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

OTHER INVESTED ASSETS

The following table summarizes the carrying values of other invested assets:

                                2013      2012
                              --------   -------
                                (in millions)
Alternative investments (a)   $  7,047   $ 6,695
Investment real estate (b)         443       519
FHLB common stock                   22        54
Mutual funds                        --         1
                              --------   -------
Total                         $  7,512   $ 7,269
                              ========   ======

(a) Includes hedge funds, private equity funds, affordable housing partnerships and other investment partnerships. (b) Net of accumulated depreciation of $181 million and $176 million in 2013 and 2012, respectively.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                   2013        2012         2011
                                 --------    ---------    ---------
                                         (in millions)
Investment income:
    Fixed maturity securities   $   5,275    $   5,792    $   5,404
    Equity securities                 (20)          67            2
    Mortgage and other loans          527          526          540
    Policy loans                       99          102          106
    Investment real estate             79           73           59
    Other invested assets             919          650          508
    Securities lending                  3            2           --
    Other investment income            52           12           12
                                ---------    ---------    ---------
Total investment income             6,934        7,224        6,631
Investment expenses                  (242)        (223)        (191)
                                ---------    ---------    ---------
Net investment income           $   6,692    $   7,001    $   6,440
                                =========    =========    =========

The carrying value of investments that produced no investment income during 2013 was $75 million, which is less than 0.1 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NET REALIZED CAPITAL GAINS (LOSSES)

Net realized capital gains (losses) by type of investment were as follows for the years ended December 31:

                                                      2013         2012         2011
                                                   ---------    ---------    ---------
                                                              (in millions)
Sales of fixed maturity securities                 $   1,787    $   1,506    $     760
Sales of equity securities                                28           25           30
Mortgage and other loans                                 (57)          73           55
Investment real estate                                    73           12           15
Other invested assets                                      2          (21)        (144)
Derivatives                                              153         (671)        (336)
Other-than-temporary impairments                        (127)        (379)        (598)
                                                   ---------    ---------    ---------
Net realized capital gains (losses) before taxes   $   1,859    $     545    $    (218)
                                                   =========    =========    =========

The following table presents the gross realized gains and gross realized losses from sales or redemptions of the Company's available for sale securities as follows for the years ended December 31:

                                    2013                 2012                   2011
                            -------------------   -------------------   --------------------
                             Gross      Gross      Gross       Gross       Gross     Gross
                            Realized   Realized   Realized   Realized    Realized   Realized
                             Gains      Losses     Gains      Losses       Gains     Losses
                            --------   --------   --------   --------    --------   --------
                                                      (in millions)
Fixed maturity securities   $  1,863   $     76   $  1,598   $     92   $     821   $     61
Equity securities                 28         --         31          6          37          7
                            --------   --------   --------   --------   ---------   --------
Total                       $  1,891   $     76   $  1,629   $     98   $     858   $     68
                            ========   ========   ========   ========   =========   ========

In 2013, 2012, and 2011, the aggregate fair value of available for sale fixed maturity and equity securities sold was $22.5 billion, $11.8 billion and $10.5 billion, which resulted in net realized capital gains of $1.8 billion, $1.5 billion and $790 million, respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

CREDIT IMPAIRMENTS

The following table presents a rollforward of the cumulative credit loss component of other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities held by the Company, and includes structured, corporate, municipal and sovereign fixed maturity securities for the years ended December 31:

                                                                                2013       2012       2011
                                                                             ---------- ---------- ----------
                                                                                        (in millions)
Balance, beginning of year                                                   $    2,126 $    2,775 $    2,762
Increases due to:
         Credit impairments on new securities subject to impairment losses           15         96        177
         Additional credit impairments on previously impaired securities             31        194        278
Reductions due to:
         Credit impaired securities fully disposed for which there was
               no prior intent or requirement to sell                              (184)      (520)      (160)
         Credit impaired securities for which there is a current intent or
               anticipated requirement to sell                                       --         --         --
         Accretion on securities previously impaired due to credit (a)             (403)      (422)      (272)
Other                                                                                --          3        (10)
                                                                             ---------- ---------- ----------
Balance, end of year                                                         $    1,585 $    2,126 $    2,775
                                                                             ========== ========== ==========

(a) Represents both accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities and the accretion due to the passage of time.

PURCHASED CREDIT IMPAIRED SECURITIES

The following tables present information on the Company's PCI securities, which are included in bonds available for sale:

<CAPTION
                                                              At Date of
                                                             Acquisition
                                                           ---------------
                                                            (in millions)

Contractually required payments (principal and interest)   $         9,767
Cash flows expected to be collected (a)                              7,764
Recorded investment in acquired securities                           5,065

(a) Represents undiscounted expected cash flows, including both principal and interest.

                                 December 31, 2013    December 31, 2012
                                ------------------    -----------------
                                              (in millions)
Outstanding principal balance   $            5,805    $           4,262
Amortized cost                               3,969                2,794
Fair value                                   4,397                3,189

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents activity for the accretable yield on PCI securities for the years ended December 31:

                                                        2013            2012
                                                    ------------    ------------
                                                            (in millions)
Balance, beginning of year                          $      1,734    $      1,695
    Newly purchased PCI securities                           826             486
    Disposals                                                (39)           (175)
    Accretion                                               (258)           (244)
    Effect of changes in interest rate indices               118             (84)
    Net reclassification from (to) non-accretable
     difference, including effects of prepayments            296              56
                                                    ------------    ------------
Balance, end of year                                $      2,677    $      1,734
                                                    ============    ============

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                                    Derivative Assets             Derivative Liabilities
                                                               ----------------------------    ---------------------------
                                                                 Notional          Fair           Notional        Fair
                                                                Amount (a)       Value (b)       Amount (a)      Value (b)
                                                               ------------    ------------    ------------   ------------
                                                                                       (in millions)
December 31, 2013
Derivatives designated as hedging instruments:
     Interest rate contracts                                   $        161    $        105    $        133   $         15
                                                               ------------    ------------    ------------   ------------
Total derivatives designated as hedging instruments            $        161    $        105    $        133   $         15
                                                               ------------    ------------    ------------   ------------
Derivatives not designated as hedging instruments:
     Interest rate contracts                                   $      5,996    $        691    $      4,125   $        650
     Equity contracts                                                 4,529             187           2,500             --
     Other contracts (c)                                             46,529             105           2,539            403
                                                               ------------    ------------    ------------   ------------
Total derivatives, gross                                       $     57,215           1,088    $      9,297          1,068
                                                               ============    ------------    ============   ------------
     Counterparty netting (d)                                                          (108)                          (108)
     Cash collateral (e)                                                               (378)                           (23)
                                                                                -----------                   ------------
Total derivatives, net                                                                  602                            937
                                                                                -----------                   ------------
Less:  Bifurcated embedded derivatives                                                   95                            403
                                                                                -----------                   ------------
Total derivatives on balance sheets                                             $       507                   $        534
                                                                                ===========                   ============

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                               Derivative Assets            Derivative Liabilities
                                         ----------------------------    ---------------------------
                                           Notional          Fair          Notional         Fair
                                          Amount (a)       Value (b)      Amount (a)      Value (b)
                                         ------------    ------------    ------------   ------------
                                                              (in millions)
December 31, 2012
Derivatives not designated as
  hedging instruments:
  Interest rate contracts                $      5,159    $      1,284    $      5,687   $      1,146
  Foreign exchange contracts                      108              15             165             43
  Equity contracts                              3,550             117              --             --
  Other contracts (c)                          10,323               2          18,235          1,040
                                         ------------    ------------    ------------   ------------
Total derivatives, gross                 $     19,140           1,418    $     24,087          2,229
                                         ============    ------------    ============   ------------
  Counterparty netting (d)                                       (230)                          (230)
  Cash collateral (e)                                            (433)                             8
                                                         ------------                   ------------
Total derivatives, net                                            755                          2,007
                                                         ------------                   ------------
Less:  Bifurcated embedded derivatives                             --                          1,040
                                                         ------------                   ------------
Total derivatives on balance sheets                      $        755                   $        967
                                                         ============                   ============

(a) Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.
(b) See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.
(c) Includes primarily bifurcated embedded policy derivatives, which are recorded in policyholder contract deposits. See Notes 2 and 8 for additional information.
(d) Represents netting of derivative exposures covered by a qualifying master netting agreement.
(e)  Represents cash collateral posted and received.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to economically hedge certain guarantees of specific equity-indexed universal life and annuities and variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized capital gains (losses) in the consolidated statements of income:

                                                        2013            2012            2011
                                                    ------------    ------------    ------------
                                                                   (in millions)
Derivatives designated as hedging instruments
   Interest rate contracts                          $        (32)   $         --    $         --
                                                    ------------    ------------    ------------
Total                                               $        (32)   $         --    $         --
                                                    ============    ============    ============
Derivatives not designated as hedging instruments
   Interest rate contracts                          $        (81)   $         (8)   $       (173)
      Foreign exchange contracts                              --             (48)            156
   Equity contracts                                         (448)           (101)            118
   Other contracts                                           714            (514)           (437)
                                                    ------------    ------------    ------------
Total                                               $        185    $       (671)   $       (336)
                                                    ============    ============    ============

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. The Company had $212 million and $231 million of net derivative assets at December 31, 2013 and 2012, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

The Company enters into various arrangements with VIEs in the normal course of business. The Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. The Company's exposure is generally limited to those interests held.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the VIE's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

Exposure to Loss

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE and (ii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its variable interests in consolidated VIEs:

                                                                       At December 31,
                                     ---------------------------------------------------------------------------------------
                                              VIE Assets*                VIE Liabilities         Off-Balance Sheet Exposure
                                     ---------------------------   ---------------------------   ---------------------------
                                         2013           2012           2013           2012           2013           2012
                                     ------------   ------------   ------------   ------------   ------------   ------------
                                                                       (in millions)
Castle 1 Trust                       $        515   $        632   $        209   $        324   $         --   $         --
Castle 2 Trust                                440            634             72            274             --             --
Ambrose 2                                   2,072             --             91             --             --             --
Ambrose 3                                   2,198             --             90             --             --             --
Ambrose 5                                   2,613             --            131             --             --             --
Selkirk No. 1 Ltd.                          1,015                           229
Investment in limited partnerships            612            665             33             23             --             --
                                     ------------   ------------   ------------   ------------   ------------   ------------
Total                                $      9,465   $      1,931   $        855   $        621   $         --   $         --
                                     ============   ============   ============   ============   ============   ============

* The assets of each VIE can be used only to settle specific obligations of that VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                             Maximum Exposure to Loss
                                                   --------------------------------------------
                                     Total VIE      On-Balance      Off-Balance
                                       Assets         Sheet           Sheet           Total
                                   ------------    ------------    ------------    ------------
                                                          (in millions)
December 31, 2013
Real estate and investment funds   $      4,321    $        683    $         50    $        733
                                   ------------    ------------    ------------    ------------
Total                              $      4,321    $        683    $         50    $        733
                                   ============    ============    ============    ============
December 31, 2012
Real estate and investment funds   $      5,448    $        779    $         55    $        834
                                   ------------    ------------    ------------    ------------
Total                              $      5,448    $        779    $         55    $        834
                                   ============    ============    ============    ============

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Balance Sheet Classification

The Company's interest in the assets and liabilities of consolidated and unconsolidated VIEs was classified on the Company's consolidated balance sheets as follows:

                                                                      At December 31,
                                                ------------------------------------------------------------
                                                       Consolidated VIEs             Unconsolidated VIEs
                                                ----------------------------    ----------------------------
                                                    2013            2012            2013            2012
                                                ------------    ------------    ------------    ------------
                                                                        (in millions)
Assets:
    Cash and short-term investments             $        140    $        182    $         --    $         --
    Bonds available for sale                           6,884              --              --              --
    Mortgage loans and other loans receivable          1,015              --              --              --
    Aircraft                                             762             984              --              --
    Other invested assets                                454             513             683             779
    Other asset accounts                                 210             252              --              --
                                                ------------    ------------    ------------    ------------
Total assets                                    $      9,465    $      1,931    $        683    $        779
                                                ============    ============    ============    ============
Liabilities:
    Amounts due to related parties              $         85    $        139    $         --    $         --
    Notes payable - to affiliates, net                   237             142              --              --
    Notes payable - to third parties, net                346              98              --              --
    Other liability accounts                             187             242              --              --
                                                ------------    ------------    ------------    ------------
Total liabilities                               $        855    $        621    $         --    $         --
                                                ============    ============    ============    ============

Real Estate and Investment Funds

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Asset Management (US), LLC ("AIG Investments"), an affiliate. The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2013 or 2012.

Aircraft Trusts

AIG has created two VIEs, Castle 1 Trust and Castle 2 Trust, for the purpose of acquiring, owning, leasing, maintaining, operating and selling aircraft. Under a servicing agreement, International Lease Finance Corporation, an affiliate, acts as servicer for the aircraft owned by these entities. The Company and other AIG subsidiaries hold beneficial interests in these entities. These beneficial interests include passive investments in non-voting preferred equity and in debt issued by these entities. The debt of these entities is not an obligation of, or guaranteed by, the Company or by AIG or any of AIG's subsidiaries. The Company bears the obligation to absorb economic losses or receive economic benefits that could possibly be significant to Castle 1 Trust and Castle 2 Trust. As a result, the Company has determined that it is the primary beneficiary of Castle 1 Trust and Castle 2 Trust and fully consolidates these entities. See Note 14 herein for additional information on these entities.

Securitization Vehicles

Ambrose

During 2013, the Company entered into three separate securitization transactions for the purpose of enhancing its risk-based capital ratio, liquidity and net investment income. The securitization transactions involved the Company's transfer of a portfolio of its high grade corporate securities, along with a portfolio of structured securities acquired from AIG, to newly formed special purpose entities, Ambrose 2013-2 ("Ambrose 2"), Ambrose 2013-3 ("Ambrose 3") and Ambrose 2013-5 ("Ambrose 5") (collectively referred to as the "Ambrose entities"). The Ambrose entities issued beneficial interests to the Company in consideration for the transferred securities. The majority of the beneficial interests issued by the Ambrose entities are owned by the Company and it maintains the

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

power to direct the activities of the VIEs that most significantly impact their economic performance and bears the obligation to absorb losses or receive benefits from the VIEs that could potentially be significant to the VIEs. Accordingly, the Company consolidates Ambrose 2, Ambrose 3 and Ambrose 5. See
Note 14 herein for additional information on these entities.

Selkirk

During 2013, the Company entered into a securitization transaction in which a portfolio of its commercial mortgage loans were transferred to a special purpose entity, with the Company retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in two special purpose entities and cash proceeds from the securitized notes issued to third party investors by another special purpose entity. The Company determined that it either controlled or was the primary beneficiary of all of the special purpose entities in the securitization structure, and therefore consolidates all of these entities, including Selkirk No. 1 Ltd, which is a VIE. See Note 14 for additional information on this securitization transaction.

RMBS, CMBS, Other ABS and CDOs

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The Company has not included these entities in the tables above, however, the fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in DAC:

                                                            2013            2012            2011
                                                        ------------    ------------    ------------
                                                                        (in millions)
Balance at January 1                                    $      4,158    $      4,704    $      5,315
    Deferrals                                                    790             584             663
    Accretion of interest/amortization                          (581)           (592)           (722)
    Effect of unlocking assumptions used in
       estimating future gross profits                           105              45              28
    Effect of realized gains on securities                       (37)            (85)           (245)
    Effect of unrealized (gains) losses on securities            661            (498)           (335)
                                                        ------------    ------------    ------------
Balance at December 31                                  $      5,096    $      4,158    $      4,704
                                                        ============    ============    ============

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Value of business acquired (VOBA) is included in DAC on the consolidated balance sheets. The following table summarizes the activity in value of business acquired:

                                                            2013            2012            2011
                                                        ------------    ------------    ------------
                                                                        (in millions)
Balance at January 1                                    $        339    $        391    $        443
    Accretion of interest/amortization                           (27)            (15)            (39)
    Effect of unlocking assumptions used in
       estimating future gross profits                            10               5               1
    Effect of realized gains on securities                        (5)            (23)             (5)
    Effect of unrealized (gains) losses on securities             31             (19)             (9)
                                                        ------------    ------------    ------------
Balance at December 31                                  $        348    $        339    $        391
                                                        ============    ============    ============

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $14 million, $19 million, $17 million, $16 million and $16 million, respectively.

The following table summarizes the activity in deferred sales inducements:

                                                            2013            2012            2011
                                                        ------------    ------------    ------------
                                                                        (in millions)

Balance at January 1                                    $        354    $        555    $        667
    Deferrals                                                     62             112             134
    Accretion of interest/amortization                          (109)           (140)           (167)
    Effect of unlocking assumptions used in
       estimating future gross profits                            65              27               8
    Effect of realized gains on securities                       (13)             (1)            (46)
    Effect of unrealized (gains) losses on securities            143            (199)            (41)
                                                        ------------    ------------    ------------
Balance at December 31                                  $        502    $        354    $        555
                                                        ============    ============    ============

The Company periodically reviews and unlocks estimated gross profit assumptions for investment-oriented products as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2013, unlocking decreased amortization primarily due to updated spread assumptions for fixed annuity products, partially offset by decreases from higher life insurance mortality assumptions and surrender rate assumptions. In 2012, unlocking decreased amortization primarily due to decreased surrenders, partially offset by decreased interest spreads. In 2011, the Company recorded lower amortization primarily due to three unlocking events. First, a refinement was made to the estimated crediting rate. Second, base lapse and withdrawal rates were lowered to reflect recent experience. Third, the future interest spread was modified to incorporate additional spread compression.

8. FUTURE POLICY BENEFITS, POLICYHOLDER CONTRACT DEPOSITS, GUARANTEED BENEFITS AND OTHER POLICYHOLDER FUNDS

FUTURE POLICY BENEFITS

The liability for long duration future policy benefits at December 31, 2013 has been established on the basis of the following assumptions:

o Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 10.0 percent within the first 20 years. Interest rates on immediate/terminal funding annuities are at a maximum of 12.5 percent and grade to zero percent.

o Mortality and surrender rates are generally based upon actual experience when the liability is established.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

For the years ended December 31, 2013 and 2012, the Company recognized a pretax adjustment to policyholder benefit expense and an increase in reserves of $886 million and $807 million, respectively as a consequence of actual loss recognition, and a $61 million strengthening of long-term care reserves in 2012 for updated morbidity assumptions. There was no actual loss recognition recorded in 2011.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposit liabilities were as follows at December 31:

                                      2013             2012
                                  ------------    ------------
                                          (in millions)
Policyholder contract deposits:
   Life Insurance and A&H         $     11,476    $     10,859
   Fixed Annuities                      43,718          45,268
   Retirement Income Solutions           6,093           4,904
   Group Retirement                         32              34
   Institutional Markets                 8,848          11,633
   All other Institutional                 230             227
                                  ------------    ------------
Total                             $     70,397    $     72,925
                                  ============    ============

The products for which reserves are included in policyholder contract deposits at December 31, 2013 had the following characteristics:

o Interest rates credited on deferred annuities, which vary by year of issuance, range from 1.0 percent to, including bonuses, 8.4 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from 0.0 percent to 15.0 percent grading to zero over a period of up to 20 years.

o GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 0.3 percent to 8.3 percent. The majority of these GICs mature within seven years.

o Interest rates on corporate life insurance products are guaranteed at 3.0 percent and the weighted average rate credited in 2013 was 4.4 percent.

o    The universal life products have credited interest rates of 1.0 percent to
     8.0 percent and guarantees ranging from 1.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 8.7 percent of the aggregate fund balance grading to zero over a period not longer than 20 years.

Guaranteed Benefits

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits include guaranteed minimum income benefits (GMIB), guaranteed minimum withdrawal benefits (GMWB) and guaranteed minimum account value benefits (GMAV). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive. A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

GMDB and GMIB

Depending on the product, the GMDB feature may provide a death benefit of either
(a) total deposits made to the contract less any partial withdrawals plus a minimum return or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMIB guarantees a minimum level of periodic income payments upon annuitization. GMDB is the Company's most widely offered benefit; variable annuity contracts may also include GMIB to a lesser extent.

Details concerning the Company's GMDB exposure as of December 31 were as follows:

                                                         2013                                2012
                                           ---------------------------------    --------------------------------
                                            Net Deposits        Highest         Net Deposits         Highest
                                               Plus a           Contract           Plus a           Contract
                                              Minimum            Value             Minimum            Value
                                               Return           Attained           Return           Attained
                                           ---------------   ---------------    --------------    --------------
                                                                          ($ in millions)

Account value                              $         20,108  $           14,428 $       13,943    $       13,688
Amount at risk (a)                                      635                 620            955             1,093
Average attained age of contract holders                 65                  67             66                66
Range of guaranteed minimum return rates        0.00%-10.00%                       0.00%-10.00%

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if death claims were filed on all contracts at the balance sheet date.

The following summarizes the GMDB and GMIB liabilities related to variable annuity contracts:

                             2013           2012
                         ------------    ------------
                                 (in millions)
Balance at January 1     $        401    $        439
Reserve increase                   32              30
Benefits paid                     (55)            (68)
                         ------------    ------------
Balance at December 31   $        378    $        401
                         ============    ============

The following assumptions and methodology were used to determine the reserve for guaranteed benefits on variable contracts at December 31, 2013:

     o Data used was up to 1,000 stochastically generated investment performance scenarios.

     o Mean investment performance assumption ranged from 3.0 to 10.0 percent.

     o    Volatility assumption was 16 percent.

     o For certain products, mortality was assumed to be 50.0 percent to 87.5 percent of the 1994 variable annuity minimum guaranteed death benefit table, adjusted for recent experience. For other products, mortality was assumed to be 85.0 percent to 138.7 percent of the 2012 individual annuity mortality table.

     o Lapse rates vary by contract type and duration and range from zero to 37 percent.

     o The discount rate used ranged from 5.5 percent to 10.0 percent and is based on the growth rate assumptions for the underlying contracts in effect at the time of policy issuance.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

GMWB and GMAV

Certain of the Company's variable annuity contracts offer optional GMWB and GMAV benefits. The contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments can continue beyond the guaranteed amount. The account value can also fluctuate with equity market returns on a daily basis resulting in increases or decreases in the excess of the guaranteed amount over account value.

The liabilities for GMWB and GMAV, which are recorded in policyholder contract deposits, are accounted for as embedded policy derivatives measured at fair value, with changes in the fair value of the liabilities recorded in other realized capital gains (losses). The fair value of these embedded policy derivatives was a net asset of $89 million at December 31, 2013 and a net liability of $801 million at December 31, 2012. See Note 3 herein for discussion of the fair value measurement of guaranteed benefits that are accounted for as embedded policy derivatives. The Company had account values subject to GMWB and GMAV that totaled $23.0 billion and $15.4 billion at December 31, 2013 and 2012, respectively. The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value. The net amount at risk for GMAV represents the present value of minimum guaranteed account value in excess of the current account balance, assuming no lapses. The net amount at risk related to these guarantees was $51 million and $590 million at December 31, 2013 and 2012, respectively. The Company uses derivative instruments to mitigate a portion of the exposure that arises from GMWB and GMAV benefits.

OTHER POLICYHOLDER FUNDS

Participating Insurance

Participating life business represented approximately 1.0 percent of the gross insurance in force at December 31, 2013 and 6.7 percent of gross premiums in 2013. Policyholder dividends were $28 million, $35 million and $41 million in 2013, 2012 and 2011, respectively, and are included in policyholder benefits in the consolidated statements of income.

9. REINSURANCE

The Company generally limits its exposure to loss on any single life to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single life up to $15 million.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from a reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Reinsurance transactions for the years ended December 31, 2013, 2012 and 2011 were as follows:

                                                                                                  Percentage
                                                    Ceded to       Assumed                        of Amount
                                      Gross         Other        From Other         Net           Assumed
                                      Amount       Companies      Companies         Amount         to Net
                                   ------------   ------------   ------------    ------------   ------------
                                                             (in millions)
December 31, 2013
Life insurance in force            $    796,660   $    103,198   $      2,662    $    696,124           0.38%
                                   ============   ============   ============    ============
Premiums:
   Life insurance and annuities    $      2,441   $        889   $         22    $      1,574           1.40%
   Accident and health insurance            218             10             --             208           0.00%
                                   ------------   ------------   ------------    ------------
Total premiums                     $      2,659   $        899   $         22    $      1,782           1.23%
                                   ============   ============   ============    ============
December 31, 2012
Life insurance in force            $    793,874   $    108,760   $      2,728    $    687,842           0.40%
                                   ============   ============   ============    ============
Premiums:
   Life insurance and annuities    $      2,228   $        847   $         21    $      1,402           1.50%
   Accident and health insurance            228             13             (1)            214          -0.47%
                                   ------------   ------------   ------------    ------------
Total premiums                     $      2,456   $        860   $         20    $      1,616           1.24%
                                   ============   ============   ============    ============
December 31, 2011
Life insurance in force            $    785,904   $    117,210   $      3,080    $    671,774           0.46%
                                   ============   ============   ============    ============
Premiums:
   Life insurance and annuities    $      2,210   $        846   $         22    $      1,386           1.59%
   Accident and health insurance            246             17             --             229           0.00%
                                   ------------   ------------   ------------    ------------
Total premiums                     $      2,456   $        863   $         22    $      1,615           1.36%
                                   ============   ============   ============    ============

Reinsurance assets include the balances due from reinsurance and insurance companies under the terms of reinsurance agreements for ceded future policy benefits for life and accident and health insurance contracts. The Company remains liable to the extent that reinsurers do not meet their obligation under the reinsurance contracts, and as a result, the Company regularly evaluates the financial condition of its reinsurers and monitors its concentration of credit risk.

Total reinsurance recoverables are included in reinsurance assets on the consolidated balance sheets. Reinsurance recoverable on paid losses was approximately $110 million and $111 million at December 31, 2013 and 2012, respectively. Reinsurance recoverable on unpaid losses was approximately $74 million and $108 million at December 31, 2013 and 2012, respectively. Ceded claim and surrender recoveries under reinsurance agreements was $658 million, $694 million and $579 million for the years ended 2013, 2012 and 2011, respectively.

The National Association of Insurance Commissioners ("NAIC") Model Regulation "Valuation of Life Insurance Policies" ("Regulation XXX") requires U.S. life insurers to establish additional statutory reserves for term life insurance policies with long-term premium guarantees and universal life policies with secondary guarantees ("ULSGs"). In addition, NAIC Actuarial Guideline 38 ("Guideline AXXX") clarifies the application of Regulation XXX as to these guarantees, including certain ULSGs. The Company manages the capital impact of statutory reserve requirements under Regulation XXX and Guideline AXXX through intercompany reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force business (term and universal life) are ceded to the Parent, AGC Life, under a coinsurance/modified coinsurance agreement effective January 1, 2011. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The agreement between the Company and AGC Life also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2013, 2012 and 2011 was a pre-tax expense of approximately $73 million, $66 million and $59 million, respectively, representing the risk charge associated with the reinsurance agreement.

On October 1, 2003, the Company entered into a coinsured/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"). The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsured 100 percent quota share of the Company's liability on virtually all general account deferred annuity contracts issued by the Company with issue dates on or after January 1, 2003. The agreement was amended on September 25, 2007 to terminate the agreement for new business as of July 1, 2007. Under the agreement, the Company will retain the assets supporting the reserves ceded to AIGB. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2013, 2012 and 2011 was a pre-tax expense of approximately $3 million in each year and represented the risk charge associated with the reinsurance agreement.

In 2003, the Company entered into a coinsurance/modified coinsurance agreement with AIGB. The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsured a 100 percent quota share of the Company's liability on selective level term products and universal life products issued by the Company. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. This agreement was amended to terminate for new business issued on and after August 1, 2009. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2013, 2012 and 2011 was a pre-tax expense of approximately $3 million, $4 million and $3 million, respectively, representing the risk charge associated with the coinsurance agreement.

10. DEBT

The following table lists the Company's total debt outstanding at December 31, 2013 and 2012. The interest rates presented in the following table are the range of contractual rates in effect at year end, including fixed and variable-rates:


                                               Range of                             Balance at           Balance at
                                               Interest                           December 31,           December 31,
Year Ended December 31, 2013                    Rate(s)       Maturity Date(s)        2013                   2012
                                           ----------------   ---------------  ------------------    ------------------
                                                                                            (in millions)
Notes Payable, Affiliates:
     Notes payable of consolidated VIEs      7.00% - 7.60%         2027        $               26    $              142
     Notes payable of consolidated VIEs,
       at fair value                         3.06% - 3.26%         2060                       211                    --
     Debt of consolidated investments        0.00% - 5.77%       various                       23                    --
                                                                               ------------------    ------------------
  Total Notes Payable, Affiliates                                                             260                   142
Notes Payable, Third Party:
     Notes payable of consolidated VIEs      1.33% - 7.00%       various                      346                    98
     FHLB borrowings                         0.50% - 0.54%         2015                        32                    60
                                                                               ------------------    ------------------
  Total Notes Payable, Third Party                                                            378                   158
                                                                               ------------------    ------------------
Total Notes Payable                                                            $              638    $              300
                                                                               ==================    ==================

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents maturities of long-term debt, including hedge accounting valuation adjustments and fair value adjustments, when applicable:

                                                                                     Year Ending
                                                         ----------------------------------------------------------------------
December 31, 2013                              Total       2014        2015        2016        2017        2018      Thereafter
                                             --------    --------    --------    --------    --------    --------    ----------
                                                                                (in millions)
Notes Payable, Affiliates:
    Notes payable of consolidated VIEs       $     26    $     --    $     --    $     --    $     --    $     --    $       26
    Notes payable of consolidated VIEs, at
      fair value                                  211          --          --          --          --          --           211
    Debt of consolidated investments               23          --          --          13          --          --            10
                                             --------    --------    --------    --------    --------    --------    ----------
 Total Notes Payable, Affiliates                  260          --          --          13          --          --           247
Notes Payable, Third Party:
    Notes payable of consolidated VIEs            346          --          --          --          --          --           346
    FHLB borrowings                                32          --          32          --          --          --            --
                                             --------    --------    --------    --------    --------    --------    ----------
 Total Notes Payable, Third Party:                378          --          32          --          --          --           346
                                             --------    --------    --------    --------    --------    --------    ----------
Total Notes Payable                          $    638    $     --    $     32    $     13    $     --    $     --    $      593
                                             ========    ========    ========    ========    ========    ========    ==========

Castle Trust Notes Payable

On September 23, 2003 and January 14, 2004, Castle 1 Trust and Castle 2 Trust, respectively, issued five classes of notes payable. As of December 31, 2013, the balance of the Castle 2 Trust notes was paid in full.

The repayment terms of each class of notes are such that certain principal amounts are expected to be repaid on dates which are based on certain operating assumptions or refinanced through the issuance of new notes, but in any event are ultimately due for repayment on May 15, 2027 for Castle 1 Trust. Each Trust has the right to make an optional redemption of any class of the notes. Should either Trust choose to exercise an early redemption of any of the notes, it may be required to pay a redemption premium.

The dates on which principal repayments on the notes will actually occur will depend on the cash flows generated from the portfolio of aircraft, each Trust's ability to refinance any or all of the notes and the amount of operating costs incurred in the ordinary course of business.

The notes are obligations solely of Castle 1 Trust and Castle 2 Trust and are not secured by the aircraft. The notes are not guaranteed by any lessee, sellers of aircraft, trustees of Castle 1 Trust, trustees of Castle 2 Trust, the Company or other beneficial interest holders of Castle 1 Trust, Castle 2 Trust, or any other person.

FHLB Borrowings

Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity. When a cash advance is obtained, the Company is required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and its ownership interest in the FHLB of Dallas to secure advances obtained from the FHLB. Upon any event of default by the Company, the FHLB of Dallas's recovery would generally be limited to the amount of the Company's liability under advances borrowed.

On December 31, 2012, several life insurance companies were merged into the Company. Refer to Note 1 for further discussion. Each of the companies listed below were members in their respective FHLBs. In conjunction with the merger described in Note 1, WNL, AGLA and SALIC withdrew their membership from their respective FHLBs, and their interest in shares of the FHLB stock will be redeemed by the respective FHLBs over time. On May 28, 2013, AGLA's outstanding FHLB of Cincinnati stock was redeemed. The carrying value of the Company's ownership in FHLB stock is reported on the consolidated balance sheets in other invested assets.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Company              Domiciliary State       FHLB Bank
--------             -----------------       --------------------
AGL                  Texas                   FHLB - Dallas
WNL                  Texas                   FHLB - Dallas
SALIC                Arizona                 FHLB - San Francisco

At December 31, 2013 and 2012, the fair value of collateral pledged to secure advances was $67 million and $372 million, respectively.

11. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates through 2028. At December 31, 2013, the future minimum lease payments under the operating leases are as follows:

                                                                   (in millions)
2014                                                               $          24
2015                                                                          23
2016                                                                          20
2017                                                                          15
2018                                                                          10
Thereafter                                                                    34
                                                                   -------------
Total                                                              $         126
                                                                   =============

Rent expense was $32 million, $33 million and $34 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The leasing operations of Castle 1 Trust and Castle 2 Trust consist of leasing aircraft under operating leases. At December 31, 2013, future minimum lease payments, including an estimated U.S. dollar equivalent for lease payments denominated in Euros using an exchange rate in effect at December 31, 2013, to be received by Castle 1 Trust and Castle 2 Trust under operating leases for the years ended December 31 are as follows:

                                                                   (in millions)
2014                                                             $           103
2015                                                                          77
2016                                                                          49
2017                                                                          33
2018                                                                          18
Thereafter                                                                    15
                                                                 ---------------
Total                                                            $           295
                                                                 ===============

Commitments to Fund Partnership Investments

The Company had commitments to provide funding to various limited partnerships totaling $526 million and $595 million for the periods ended December 31, 2013 and 2012, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. Of the total commitments at December 31, 2013, $504 million are currently expected to expire by 2014, based on the expected life cycle of the related fund and the Company's historical funding trends for such commitments.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Mortgage Loan Commitments

The Company had $215 million in commitments relating to mortgage loans at December 31, 2013.

Other Commitments

The Company has entered into credit and short-term financing agreements under which the Company agreed to make loans to various affiliates (See Note 15).

SAAMCo is the investment advisor of SunAmerica Money Market Fund (the "Fund"), a series of the SunAmerica Money Market Funds, Inc., which seeks to maintain a stable $1.00 net asset value ("NAV") per share. The Fund's market value NAV was negatively impacted by a loss in 2008 on an asset-backed security ("Cheyne"). SAAMCo has provided certain commitments to the Board of Directors of the Fund to contribute capital to maintain a minimum market value per share up to the amount of the security loss. Management has also committed that should the realized loss carry forward from Cheyne eventually expire, SAAMCo will reimburse the Fund to the extent of the expiration. SAAMCo has recorded a contingent liability of $1 million for expected future capital contributions as of December 31, 2013.

CONTINGENT LIABILITIES

Legal Matters

Various lawsuits against the Company have arisen in the ordinary course of business. Except as discussed below, the Company believes it is unlikely that contingent liabilities arising from litigation, income taxes and other matters will have a material adverse effect on the Company's results of operations, cash flows and financial position.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $12 million and $17 million for these guaranty fund assessments at December 31, 2013, and 2012, respectively, which is reported within other liabilities in the accompanying consolidated balance sheets.

The Company recorded an increase of approximately $58 million and $179 million in the estimated reserves for IBNR death claims in 2012 and 2011, respectively, in conjunction with the use of the SSDMF to identify potential claims not yet filed. In 2012, the Company worked to resolve multi-state examinations relating to the handling of unclaimed property and the use of the SSDMF to identify death claims that have not been submitted to the Company in the normal course of business. The final settlement of these examinations was announced on October 22, 2012, pursuant to which the Company and certain of its affiliates paid an $11 million regulatory assessment to the various state insurance departments that are parties to the regulatory settlement to defray costs of their examinations and monitoring. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. On January 8, 2014, the independent members of AIG's Board unanimously refused the demand in its entirety, and on February 19, 2014, counsel for AIG's Board sent a letter to counsel for the purported AIG shareholder describing the process by which AIG's Board considered and refused its demand. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

In addition, the state of West Virginia has two lawsuits pending against the Company relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by the Company and by AGLA (which merged into the Company on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

12. TOTAL EQUITY

Capital contributions received by the Company were $368 million, $265 thousand and $16 million in 2013, 2012 and 2011, respectively.

The components of accumulated other comprehensive income are as follows:

                                                                 2013           2012             2011
                                                            ------------    ------------    ------------
                                                                             (in millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                   $      6,491    $     12,608    $      9,722
   Gross unrealized losses                                        (2,542)           (704)         (2,143)
Net unrealized gains on other invested assets                        897             925             655
Adjustments to DAC, VOBA and deferred sales inducements             (940)         (1,804)         (1,088)
Insurance loss recognition                                           (10)         (2,048)         (1,712)
Foreign currency translation adjustments                               3              12              16
Deferred federal and state income tax expense                     (1,168)         (3,096)         (1,913)
                                                            ------------    ------------    ------------
   Accumulated other comprehensive income                   $      2,731    $      5,893    $      3,537
                                                            ============    ============    ============

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the other comprehensive income (loss) reclassification adjustments for the years ended December 31:

                           Unrealized
                              gains
                           (losses) of
                              fixed                          Adjustment to
                            maturity                           deferred
                           investments                          policy
                               on                            acquisition
                              which        Unrealized           costs,
                           other-than        gains             value of
                            temporary       (losses)           business
                             credit          on all          acquired and                       Foreign
                           impairments       other              deferred      Insurance        currency
                              were          invested            sales            loss         translation
                              taken          assets          inducements      recognition      adjustment          Total
                          -------------    -------------   ---------------   -------------    -------------    -------------
                                                                    (in millions)
DECEMBER 31, 2013
Unrealized change
 arising during period     $        461    $      (6,597)   $         885    $       1,152    $          (9)   $      (4,108)
Less: Reclassification
 adjustments included
 in net income                       92            1,726               50             (886)              --              982
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive loss,
 before income tax
 (expense) benefit                  369           (8,323)             835            2,038               (9)          (5,090)
Less: Income tax
 (expense) benefit                 (127)           3,058             (293)            (713)               3            1,928
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive loss,
 net of income tax
 (expense) benefit        $         242    $      (5,265)   $         542    $       1,325    $          (6)   $      (3,162)
                          =============    =============    =============    =============    =============    =============
DECEMBER 31, 2012
Unrealized change
 arising during period     $      1,682    $       1,787    $        (817)   $      (1,143)   $          (4)   $       1,505
Less: Reclassification
 adjustments included
 in net income                      230           (1,356)            (101)            (807)              --           (2,034)
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
comprehensive income,
 before income tax
 (expense) benefit                1,452            3,143             (716)            (336)              (4)           3,539
Less: Income tax
 (expense) benefit                 (545)          (1,015)             257              119                1           (1,183)
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive income,
 net of income tax
 (expense) benefit        $         907    $       2,128    $        (459)   $        (217)   $          (3)   $       2,356
                          =============    =============    =============    =============    =============    =============
DECEMBER 31, 2011
Unrealized change
 arising during period     $        616    $       3,082    $        (465)   $      (1,478)   $           3    $       1,758
Less: Reclassification
 adjustments included
 in net income                      291               (5)             (80)              --               --              206
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive income,
 before income tax
 (expense) benefit                  325            3,087             (385)          (1,478)               3            1,552
Less: Income tax
(expense) benefit                  (111)          (1,104)             134              519               (1)            (563)
                          -------------    -------------    -------------    -------------    -------------    -------------
Total other
 comprehensive income,
 net of income tax
 (expense) benefit        $         214    $       1,983    $        (251)   $        (959)   $           2    $         989
                          =============    =============    =============    =============    =============    =============

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the effect of the reclassification of significant items out of accumulated other comprehensive income on the respective line items in the consolidated statements of income:

                                                 Amount
                                              Reclassified
                                                   from
                                               Accumulated
                                                  Other
                                              Comprehensive
                                                 Income
                                             ----------------
                                                                  Affected Line Item in the Consolidated
                                                   2013                    Statements of Income
                                             ----------------    ----------------------------------------
                                               (in millions)
Unrealized gains (losses) of fixed
 maturity investments on which other-than
 temporary credit impairments were taken      $          92     Net realized capital gains (losses)
Unrealized gains (losses) on all other
 invested assets                                      1,726     Net realized capital gains (losses)
Adjustment to deferred policy                                   Amortization of deferred policy
 acquisition costs and deferred sales                           acquisition costs and deferred sales
 inducements                                             50     inducements
Insurance loss recognition                             (886)    Policyholder benefits
                                             --------------
Total reclassifications for the period       $          982
                                             ==============

Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance ("TDI") are limited by statute. The maximum amount of dividends which can be paid over a rolling twelve-month period to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the TDI is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company's unassigned surplus. Subject to the foregoing requirements, the maximum dividend payout that may be made in 2014 without prior approval of the TDI is $3.9 billion.

In 2013 and 2012, the Company paid dividends totaling $2.6 billion and $1.9 billion, respectively, to its Parent. Dividend payments in excess of positive retained earnings were classified and reported as a return of capital.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted. In addition, state insurance regulatory authorities have the right to permit specific practices that deviate from prescribed statutory practices.

Statutory net income and capital and surplus of AGL were as follows:

At year ended, December 31,                                   2013              2012              2011
--------------------------------------------------------   -------------    -------------    -------------
                                                                         (in millions)
Statutory net income                                       $       3,431    $       3,641    $         924
At December 31:
Statutory capital and surplus                                     12,656           11,515
Aggregate minimum required statutory capital and surplus           2,624            2,636

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                               2013            2012             2011
                           ------------    ------------    ------------
                                           (in millions)
Current                    $         95    $        (21)    $      (345)
Deferred                           (543)           (601)           (368)
                           ------------    ------------    ------------
Total income tax benefit   $       (448)   $       (622)   $       (713)
                           ============    ============    ============

The U.S. statutory income tax rate is 35 percent for 2013, 2012 and 2011. Actual income tax expense (benefit) differs from the statutory U.S. federal amount computed by applying the federal income tax rate for the years ended December 31, due to the following:

                                                         2013             2012             2011
                                                      ------------    ------------    ------------
                                                                      (in millions)
U.S. federal income tax (benefit) at statutory rate   $      1,573    $        845    $        464
Adjustments:
   Valuation allowance                                      (1,999)         (1,457)         (1,225)
   State income tax                                              8              (2)             91
   Dividends received deduction                                (23)            (24)            (27)
   Other                                                        (7)             16             (16)
                                                      ------------    ------------    ------------
Total income tax benefit                              $       (448)   $       (622)   $       (713)
                                                      ============    ============    ============

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                2013             2012
                                                                            -------------    -------------
                                                                                     (in millions)
Deferred tax assets:
    Excess capital losses and other tax carryovers                          $         569    $       3,604
    Basis differential of investments                                               3,014            1,085
    Policy reserves                                                                   577            1,758
    Other                                                                             235              271
                                                                            -------------    -------------
    Total deferred tax assets before valuation allowance                            4,395            6,718
    Valuation allowance                                                            (1,173)          (3,467)
                                                                            -------------    -------------
    Total deferred tax assets                                                       3,222            3,251
Deferred tax liabilities:
    Deferred policy acquisition costs                                              (1,507)          (2,074)
    Net unrealized gains on debt and equity securities available for sale          (1,365)          (3,081)
    State deferred tax liabilities                                                    (21)             (21)
    Capitalized EDP                                                                    (1)              (6)
                                                                            -------------    -------------
    Total deferred tax liabilities                                                 (2,894)          (5,182)
                                                                            -------------    -------------
Net deferred tax asset (liability)                                          $         328    $      (1,931)
                                                                            =============    =============

At December 31, 2013, the Company had no net operating losses carryforwards. At December 31, 2013, the Company had the following foreign tax credit carryovers:

                                                Amount           Year expired
                                           -----------------   -----------------
                                             (in millions)
2005                                       $              1          2015
2006                                                      6          2016
2007                                                      1          2017
2008                                                      2          2018
2009                                                      3          2019
2010                                                      9          2020
2011                                                      7          2021
2012                                                      7          2022
2013                                                      7          2023
                                           ----------------
Total                                      $             43
                                           ================

At December 31, 2013, the Company had the following capital loss carryforwards:

                                                Amount           Year expired
                                           ----------------    -----------------
                                            (in millions)
2009                                       $            885          2014
                                           ================

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

At December 31, 2013, the Company had the following general business credit carryforwards:

                                                Amount           Year expired
                                           -----------------   -----------------
                                            (in millions)
2005                                       $             18          2025
2006                                                      7          2026
2007                                                     90          2027
2008                                                     15          2028
2009                                                     27          2029
2010                                                     38          2030
2011                                                      7          2031
2012                                                      7          2032
2013                                                      8          2033
                                           ----------------
                                           $            217
                                           ================

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

Assessment of Deferred Tax Asset Valuation Allowance

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires the Company to weigh all positive and negative evidence to reach a conclusion that is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets weighs the sustainability of recent operating profitability, the predictability of future operating profitability of the character necessary to realize the deferred tax assets, and the Company's emergence from cumulative losses in recent years. The framework requires the Company to consider all available evidence, including:

     o the nature, frequency and severity of cumulative financial reporting losses in recent years;

     o the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

     o the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

     o prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

As a result of sales in the ordinary course of business to manage the investment portfolio and the application of prudent and feasible tax planning strategies during the year ended December 31, 2013, the Company determined that an additional portion of the capital loss carryforwards will more-likely-than-not be realized prior to their expiration. Therefore, for the year ended December 31, 2013, the Company released $2,294 million of its deferred tax asset valuation associated with the capital loss carryforwards, of which $1,999 million was allocated to income. Additional capital loss carryforwards may be realized in the future if and when other prudent and feasible tax planning strategies are identified. Changes in market conditions, including rising interest rates above the Company's projections, may result in a reduction in projected taxable gains and reestablishment of a valuation allowance.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Accounting for Uncertainty in Income Taxes

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                                  December 31,
                                                         ----------------------------
                                                             2013            2012
                                                         ------------    ------------
                                                                 (in millions)
Gross unrecognized tax benefits at beginning of period   $         85    $         65
  Increases in tax positions for prior years                        7              20
  Decreases in tax positions for prior years                        0             --
                                                         ------------    ------------
Gross unrecognized tax benefits at end of period         $         92    $         85
                                                         ============    ============

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2013, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

As of December 31, 2013 and 2012, the Company's unrecognized tax benefits, excluding interest and penalties, were $68 million and $67 million, respectively. As of December 31, 2013 and 2012, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $27 million and $11 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2013 and 2012, the Company had accrued $16 million and $18 million, respectively, for the payment of interest (net of federal benefit) and penalties. For the years ended December 31, 2013, 2012 and 2011, the Company recognized an expense of $6 million, $11 million and $1 million, respectively, of interest (net of federal benefit) and penalties in the consolidated statements of income.

The Company is currently under IRS examination for the taxable years 2003 to 2009. Although the final outcome of possible issues raised in any future examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. The Company's taxable years 2001 to 2013 remain subject to examination by major tax jurisdictions.

14. RELATED-PARTY TRANSACTIONS

Events Related to AIG

On March 1, 2013, AIG completed the repurchase of warrants issued to the United States Department of the Treasury ("U.S. Treasury") in 2008 and 2009. The warrants issued in 2008 provided the right to purchase approximately 2.7 million shares of AIG common stock at $50.00 per share, and the warrants issued in 2009 provided the right to purchase up to 150 shares of AIG common stock at $0.00002 per share. AIG and the U.S. Treasury agreed upon a repurchase price of approximately $25 million for the warrants. As a result of AIG's repurchase of these warrants, the U.S. Treasury does not have any residual interest in AIG.

AIG is subject to regulation by the Board of Governors of the Federal Reserve System as a savings and loan holding company. Also, on July 9, 2013, AIG issued a press release announcing the receipt of a notice from the U.S. Treasury that the Financial Stability Oversight Council has made a final determination that AIG should be supervised by the Board of Governors of the Federal Reserve System as a systemically important financial institution pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Additionally, on July 18, 2013, the Financial Stability Board (consisting of representatives of national financial authorities of the G20 nations), in consultation with the International Association of Insurance Supervisors and national authorities, identified an initial list of Global Systemically Important Insurers, which included AIG.

Additional information on AIG is publicly available in AIG's regulatory filings with the SEC, which can be found at www.sec.gov. Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

Operating Agreements

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services Effective January 1, 2013, the Company became the service provider for additional affiliated companies. The Company paid approximately $297 million, $198 million and $278 million for such services in 2013, 2012 and 2011, respectively. Accounts payable for such services were $190 million and $172 million at December 31, 2013 and 2012, respectively. The Company rents facilities and provides services on an allocated cost basis to various affiliates. The Company also provides shared services, including technology, to a number of AIG's life insurance subsidiaries. The Company received approximately $805 million, $282 million and $151 million for such services and rent in 2013, 2012 and 2011, respectively. Accounts receivable for rent and services were $91 million and $226 million at December 31, 2013 and 2012, respectively.

The Company pays commissions and fees, including support fees to defray marketing and training costs, to affiliated broker-dealers for distributing its annuity products and mutual funds. Amounts paid to these broker-dealers totaled $50 million, $39 million and $36 million for the years ended December 31, 2013, 2012 and 2011, respectively. These broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 7 percent, 8 percent and 10 percent of premiums received in 2013, 2012 and 2011, respectively. These broker-dealers also distribute a significant portion of the Company's mutual funds, amounting to approximately 16 percent, 16 percent and 14 percent of sales in 2013, 2012 and 2011, respectively.

On February 1, 2004, SAAMCo entered into an administrative services agreement with The United States Life Insurance Company in the City of New York ("USL") (as successor by merger of First SunAmerica Life Insurance Company ("FSA") with and into USL) whereby SAAMCo will pay to USL a fee based on a percentage of all assets invested through USL's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for USL's variable annuity products. Amounts incurred by the Company under this agreement totaled $4 million, $3 million and $2 million in 2013, 2012 and 2011, respectively, and are included in the Company's consolidated statements of income.

On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, VALIC, whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $17 million, $15 million and $14 million in 2013, 2012 and 2011, respectively, and are net of certain administrative costs incurred by VALIC of $5 million, $4 million and $4 million, respectively. The net amounts earned by SAAMCo are included in other revenue in the Company's consolidated statements of income.

Notes of Affiliates

On September 23, 2003, the Company purchased 75.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $201 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by affiliates of the Company. On September 23, 2003, the Company purchased $513 million of fixed-rate asset-backed notes and subordinated deferred interest notes issued by Castle 1 Trust, which mature on May 15, 2027. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 1 Trust is consolidated in the Company's financial statements.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

In 2004, the Company purchased 80.1 percent of the non-voting preferred equity issued by Castle 2 Trust for $242 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust are held by affiliates of the Company. In 2004, the Company purchased $60 million of fixed-rate asset-backed notes issued by Castle 2 Trust, which were redeemed in full in 2013. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 2 Trust is consolidated in the Company's financial statements.

Castle 1 Trust recognized impairment losses of $5 million, $4 million and $86 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Castle 2 Trust recognized impairment losses of $8 million, $9 million and $87 million for the years ended December 31, 2013, 2012 and 2011, respectively.

On December 15, 2005, the Company invested $116 million in a Senior Promissory
Note issued by AGC Life, which matured on December 15, 2010. The Company recognized interest income on the Note of $6 million during 2010. Upon maturity, the Company reinvested the $116 million in a 6.10 percent Senior Promissory Note due December 15, 2020, issued by AGC Life. The Note was redeemed by AGC Life on December 28, 2011. The Company recognized interest income of $7 million on the Note during 2011.

On September 15, 2006, the Company invested $560 million in a 5.57 percent fixed rate Senior Promissory Note issued by AIG Life Holdings, Inc. ("AIGLH") (formerly known as SunAmerica Financial Group, Inc.), which matured on September 15, 2011. The Company recognized interest income of $22 million on the Note during 2011. Upon maturity, the Company reinvested $300 million in a 5.57 percent Senior Promissory Note due September 30, 2014, issued by AIGLH. Principal payments of $100 million were received on June 29, 2012 and September 30, 2013, reducing the outstanding balance of the inter-company note receivable to $100 million as of September 30, 2013. The Company recognized interest income of $10 million, $16 million and $5 million on the Note during 2013, 2012 and 2011, respectively.

Selkirk

During 2013, the Company transferred a portfolio of its commercial mortgage loans ("CML Portfolio") to a newly formed special purpose entity, Selkirk No. 1 Investments ("SPV1"). The transaction involved the securitization of the transferred loans with the Company retaining a significant (75%) beneficial interest in the securitized loans. As consideration for the transferred loans, the Company received beneficial interests in loan-backed and structured securities ("Senior Investment Grade Notes") issued by another newly formed special purpose entity, Selkirk 2013-1 ("SPV2"), an equity interest in SPV1 ("SPV1 Equity Interest") and $230.0 million of cash proceeds from the most senior tranche of securitized notes issued by another SPV, Selkirk No. 1 Limited, to third party investors. The consideration received had an aggregate fair value of approximately $973.4 million. AIG Investments services the CML Portfolio on behalf of SPV1.

The Company determined that it either controlled or was the primary beneficiary of all SPVs in the securitization structure and therefore consolidates all of these SPVs. See Note 6 for additional disclosures related to VIEs. The Senior Investment Grade Notes and the SPVI Equity Interest held by the Company are eliminated in consolidation, while the securitized commercial mortgage loans remain on the Company's consolidated balance sheet. On a consolidated basis, the net change in the Company's balance sheet consisted of additional assets in the form of cash consideration received that was subsequently invested and the liabilities for notes payable to third party investors.

Lighthouse VI

During 2013, the Company, along with VALIC, (collectively, the "Insurers") executed three transactions in which a portfolio of securities ("Transferred Portfolios") was, in each transaction, transferred into a newly established Common Trust Fund ("CTF") in exchange for proportionate interests in all assets within each CTF as evidenced by specific securities controlled by and included within the Company's representative security account. In each transaction, a portion of the Company's securities ("Exchange Assets") were transferred into the representative security account of VALIC in exchange for other VALIC securities. Only the transfers of the Exchange Assets

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

between the Insurers qualify for derecognition treatment under ASC 860, "Transfers and Servicing," and thus were the only assets derecognized in the transfer of the Transferred Portfolios into the CTFs. The securities received by the Company for the transfers of the Exchange Assets were initially recognized at fair value and will subsequently be carried at accreted value, based on cash flow projections. The Company transferred securities with an aggregate fair value of $7.7 billion into the CTFs for all three transactions and recognized a gain of $250 million on the transfer of the Exchange Assets. AIG Investments manages the portfolio of assets included in the CTFs.

Ambrose Transactions

During 2013, the Company acquired certain financial assets from AIG and subsequently entered into three related securitization transactions with certain affiliates and a third party to enhance its statutory risk-based capital ratio, liquidity and net investment income. The financial assets acquired from AIG in each transaction consisted of a structured security backed by a portfolio of structured securities ("Repack Note") and were exchanged for an intraday Demand Note which was subsequently extinguished. In each securitization transaction, the Company transferred a portfolio of its high grade corporate securities and the Repack Note to newly formed special purpose entities; Ambrose 2, Ambrose 3 and Ambrose 5, respectively. As consideration for the transferred securities, the Company received beneficial interests in three tranches of structured securities (Class A1, B and X) issued by each Ambrose entity. The Class A1 and B Notes are designed to closely replicate the interest and principal amortization payments of the securities transferred by the Company. The Class X notes were subsequently transferred on the same day to AIG in exchange for cancellation of the Demand Note, described above, which resulted in capital contributions to the Company of $92 million, $121 million and $134 million related to Ambrose 2, Ambrose 3 and Ambrose 5, respectively. Each Ambrose entity also issued a tranche of Class A2 notes to third party investors.

The Ambrose entities each received a capital commitment of up to $300 million each for Ambrose 2 and Ambrose 3, and $400 million for Ambrose 5, from a non-U.S. subsidiary of AIG, guaranteed by AIG, pursuant to which such entity will contribute funds to the respective Ambrose entity upon demand. AIG indirectly bears the first loss position in each transaction through its ownership of the Class X notes and the capital commitment. AIG Investments manages the portfolio of assets on behalf of each Ambrose entity.

Each Ambrose entity is a VIE and the Company consolidates these three Ambrose entities. See Note 6 for additional disclosures related to VIEs. The Class A1 and Class B structured securities held by the Company are eliminated in consolidation. The Class X notes and the Class A2 notes held by AIG and a third party, respectively, are classified as notes payable. The Ambrose entities elected the fair value option for their Class X notes. On a consolidated basis, the Ambrose transactions resulted in an increase in the Company's assets (Repack Note and cash), liabilities (notes payable) and shareholder's equity (capital contribution from AIG).

Details of each transaction are as follows:

                                                                     Ambrose 2          Ambrose 3         Ambrose 5
                                                                 -----------------   ---------------    -------------
                                                                                     (in millions)
Date of transaction                                              February 6, 2013    April 10, 2013     July 25, 2013
Combined carrying value of transferred securities and
 Repack Note                                                     $          1,985    $        2,117     $       2,618
Fair value of Class A1 and Class B notes received                           1,933             2,069             2,413
Fair value of Class X notes received                                           67                58                83

American Home and National Union Guarantees

American Home Assurance Company ("American Home") and National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), indirect wholly owned subsidiaries of AIG, have terminated the General Guarantee Agreements ("the Guarantees") with respect to prospectively issued policies and contracts issued by the Company. The Guarantees terminated on December 29, 2006 ("Point of Termination"). Pursuant to its terms, the Guarantees do not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantees will continue to cover the policies, contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's and National Union's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products that were issued prior to the Point of Termination.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Capital Maintenance Agreement

In March 2011, AIG entered into a Capital Maintenance Agreements ("CMAs") with the Company and certain of its insurance company affiliates. Among other things, the CMA provides that AIG will maintain the total adjusted capital of the Company at or above a specified minimum percentage of the Company's projected Company Action Level RBC. The Company and AIG amended and restated the CMA effective as of February 18, 2014, to recharacterize it as a capital surplus agreement and remove the Company's dividend payment requirement. As structured, the CMA contemplates that the specified minimum percentage would be reviewed and agreed upon at least annually. AIG has not made any capital contributions to the Company under the CMA. As of December 31, 2013, the specified minimum RBC percentage was 385 percent.

Financing Agreements

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFG Retirement Services, Inc. ("SAFGRS"), dated September 26, 2001, whereby the Company has the right to borrow up to $500 million from SAFGRS. All terms and conditions set forth in the arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2013 or 2012.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFGRS, dated December 19, 2001, whereby SAFGRS has the right to borrow up to $500 million from the Company. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2013 and 2012.

On September 15, 2006, the Company amended and restated a short-term financial arrangement with SAAH LLC, whereby SAAH LLC has the right to borrow up to $200 million from the Company. There was no outstanding balance under this agreement at December 31, 2013 or 2012.

GIC Assumption

On June 3, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, U.S. Bank National Association, as trustee ("US Bank"), and the Salt Verde Financial Corporation ("Salt Verde"), pursuant to which the Company assumed all of AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and US Bank relating to certain bonds issued by Salt Verde. As part of this assignment and assumption, the Company received from AIGMFC approximately $312 thousand, representing the then outstanding principal amount of investments under the investment agreement plus accrued but unpaid interest thereon. The Company also entered into a swap with AIG Markets, Inc. ("AIG Markets") in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG. The swap has been designated as a fair value hedge of the investment agreement.

On June 30, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, US Bank, as trustee, and the Southern California Public Power Authority ("SCPPA"), pursuant to which the Company assumed all of AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and US Bank relating to certain bonds issued by SCPPA. As part of this assignment and assumption, the Company received from AIGMFC approximately $14 million, representing the then outstanding principal amount of investments under the investment agreement plus accrued by unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG. The swap has been designated as a fair value hedge of the investment agreement.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

On September 22, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, The Bank of New York Mellon Trust Company, N.A., as the trustee ("BONY"), and the Long Beach Bond Finance Authority ("Long Beach"), pursuant to which the Company assumed all of the AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and BONY relating to certain bonds issued by Long Beach. As part of this assignment and assumption, the Company received from AIGMFC approximately $20 million, representing the then outstanding principal amount of investments under the investment agreement plus accrued but unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG. The swap has been designated as a fair value hedge of the investment agreement.

Other

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the AIG Property and Casualty group. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $1.4 billion and $1.2 billion at December 31, 2013 and 2012, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving AIG Property and Casualty group members where those members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the AIG Property and Casualty group members were no longer contingently liable for the payments to the claimant.

15. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

16. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

On February 18, 2014, the CMA between AIG and the Company was recharacterized as a capital support agreement and amended to remove the Company's dividend payment requirement thereunder. The company's specified minimum RBC percentage as set forth in the amended and restated CMA remained at 385 percent.

The Company paid a $1.32 billion dividend to AGC Life on March 28, 2014.

--------------------------------------------------------------------------------


           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                                AN AIG COMPANY

                               NAIC Code: 19445

                     Statutory Basis Financial Statements
                       as of December 31, 2013 and 2012
             for the years ended December 31, 2013, 2012 and 2011

                                  [LOGO] AIG

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                     Statutory Basis Financial Statements

 As of December 31, 2013, 2012 and for the Years Ended December 31, 2013, 2012
                                   and 2011

                               TABLE OF CONTENTS

          Independent Auditor's Report                                       1

          Statements of Admitted Assets                                      3

          Statements of Liabilities, Capital and Surplus                     4

          Statements of Operations and Changes in Capital and Surplus        5

          Statements of Cash Flows                                           6

 Note 1   Organization and Summary of Significant Statutory Basis
          Accounting Policies                                                7

 Note 2   Accounting Adjustments to Statutory Basis Financial Statements    19

 Note 3   Investments                                                       21

 Note 4   Fair Value of Financial Instruments                               29

 Note 5   Reserves for Loss and Loss Adjustment Expenses                    30

 Note 6   Related Party Transactions                                        34

 Note 7   Reinsurance                                                       42

 Note 8   Deposit Assets and Liabilities                                    45

 Note 9   Federal and Foreign Income Taxes                                  46

 Note 10  Capital and Surplus and Dividend Restrictions                     51

 Note 11  Contingencies                                                     52

 Note 12  Other Significant Matters                                         57

 Note 13  Subsequent Events                                                 59

--------------------------------------------------------------------------------

                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of National Union Fire Insurance Company of Pittsburgh, Pa.

We have audited the accompanying statutory financial statements of National Union Fire Insurance Company of Pittsburgh, Pa. (the "Company"), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2013 and 2012, and the related statutory statements of operations and changes in capital and surplus, and cash flows for each of the three years ended December 31, 2013.

Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility
Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1B and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years ended December 31, 2013.

Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years ended December 31, 2013, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania described in Note 1B.

--------------------------------------------------------------------------------

Other Matters
As discussed in Notes 1, 5 and 6 to the accompanying financial statements, the Company has entered into significant transactions with certain affiliated entities.

/s/ PricewaterhouseCoopers LLP

New York, New York
April 28, 2014

--------------------------------------------------------------------------------

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                         STATEMENTS OF ADMITTED ASSETS

 ------------------------------------------------------------------------------
                                                    DECEMBER 31,  DECEMBER 31,
                                                        2013          2012
 ------------------------------------------------------------------------------

 Cash and invested assets:
    Bonds, primarily at amortized cost (fair
    value: 2013 - $14,805,292; 2012 -
    $15,156,100)                                    $  14,429,367 $  14,245,527
    Common stocks, primarily at carrying value
    adjusted for nonadmitted assets (cost: 2013
    - $404,543; 2012 - $3,774,410)                        399,477     9,008,683
    Other invested assets (cost: 2013 -
    $4,597,643; 2012 - $3,586,503)                      5,029,351     4,007,170
    Mortgage loans                                        510,465             -
    Derivatives                                             8,048         5,715
    Short-term investments, at amortized cost
    (approximates fair value)                             111,262       303,188
    Cash equivalents and (overdrafts) cash              (137,052)       102,015
    Receivable for securities sold                         10,135         3,211
 ------------------------------------------------------------------------------
 TOTAL CASH AND INVESTED ASSETS                     $  20,361,053 $  27,675,509

 Investment income due and accrued                  $     153,108 $     159,520
 Agents' balances or uncollected premiums:
    Premiums in course of collection                      749,581       778,174
    Premiums and installments booked but
    deferred and not yet due                              318,326       303,626
    Accrued retrospective premiums                        990,336     1,180,119
 Amounts billed and receivable from high
 deductible policies                                       95,031        60,776
 Reinsurance recoverable on loss payments                 412,397       436,391
 Funds held by or deposited with reinsurers               194,658        79,950
 Net deferred tax assets                                  735,664       885,686
 Equities in underwriting pools and associations          146,006       269,842
 Receivables from parent, subsidiaries and
 affiliates                                               512,994       366,647
 Other admitted assets                                    167,988       153,054
 Allowance provision                                    (127,753)     (173,756)
 ------------------------------------------------------------------------------
 TOTAL ADMITTED ASSETS                              $  24,709,389 $  32,175,538
 ------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
3   STATEMENTS OF ADMITTED ASSETS - As of December 31, 2013 and 2012.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

--------------------------------------------------------------------------------
                                                     DECEMBER 31,  DECEMBER 31,
                                                         2013          2012
--------------------------------------------------------------------------------
LIABILITIES
Reserves for losses and loss adjustment expenses     $  12,608,498 $  12,280,858
Unearned premium reserves                                2,815,290     2,375,430
Commissions, premium taxes, and other expenses
payable                                                    332,327       269,360
Reinsurance payable on paid loss and loss
adjustment expenses                                        294,739       297,992
Current federal taxes payable to parent                          -           492
Funds held by company under reinsurance treaties           910,225     1,070,100
Provision for reinsurance                                   56,696        50,810
Ceded reinsurance premiums payable, net of ceding
commissions                                                329,623       424,394
Collateral deposit liability                               437,306       397,920
Payable for securities purchased                            12,983         7,736
Payable to parent, subsidiaries and affiliates             760,117       464,721
Derivatives                                                 23,138         3,392
Other liabilities                                          292,926       133,429
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                    $  18,873,868 $  17,776,634
--------------------------------------------------------------------------------
CAPITAL AND SURPLUS
Common capital stock, $5.00 par value, 1,000,000
shares authorized, 895,750 shares issued and
outstanding                                          $       4,479 $       4,479
Capital in excess of par value                           3,120,718     8,800,382
Unassigned surplus                                       2,708,637     5,592,771
Special surplus funds from retroactive reinsurance           1,687         1,272
--------------------------------------------------------------------------------
   TOTAL CAPITAL AND SURPLUS                         $   5,835,521 $  14,398,904
--------------------------------------------------------------------------------
TOTAL LIABILITIES, CAPITAL AND SURPLUS               $  24,709,389 $  32,175,538
--------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
4   STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31,
    2013 and 2012.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

          STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

                                                YEARS ENDED DECEMBER 31,
                                         --------------------------------------
                                             2013         2012         2011
-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Underwriting income:
PREMIUMS EARNED                          $  4,964,025 $  4,830,308 $  5,293,586
Underwriting deductions:
   Losses incurred                          3,170,991    3,596,181    3,836,877
   Loss adjustment expenses incurred          635,267      612,110      616,469
   Other underwriting expenses
   incurred                                 1,721,271    1,337,353    1,332,551
-------------------------------------------------------------------------------
TOTAL UNDERWRITING DEDUCTIONS               5,527,529    5,545,644    5,785,897
-------------------------------------------------------------------------------
Loss portfolio transfer:
   Premium from affiliated loss
   portfolio transfer (Note 5)                      -     (42,477)  (1,814,940)
   Losses recognized from affiliated
   loss portfolio transfer (Note 5)                 -       42,477    1,814,940
-------------------------------------------------------------------------------
TOTAL LOSS PORTFOLIO TRANSFER                       -            -            -
-------------------------------------------------------------------------------
NET UNDERWRITING LOSS                       (563,504)    (715,336)    (492,311)
-------------------------------------------------------------------------------
Investment gain:
Net investment income earned                1,530,150    1,805,552      981,112
Net realized capital gains (net of
capital gains tax: 2013 - $(24,619);
2012 - $2; 2011 - $2,096)                   7,217,082       26,074      176,048
-------------------------------------------------------------------------------
NET INVESTMENT INCOME EARNED                8,747,232    1,831,626    1,157,160
-------------------------------------------------------------------------------
   Net (loss) from agents' or premium
   balances charged-off                      (25,606)     (60,217)     (17,105)
   Other (expense)                           (24,296)      (2,827)     (38,544)
-------------------------------------------------------------------------------
INCOME AFTER CAPITAL GAINS TAXES AND
BEFORE FEDERAL INCOME TAXES                 8,133,826    1,053,246      609,200
-------------------------------------------------------------------------------
FEDERAL AND FOREIGN INCOME TAX EXPENSE         31,804       14,278        4,776
-------------------------------------------------------------------------------
NET INCOME                               $  8,102,022 $  1,038,968 $    604,424
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
CHANGES IN CAPITAL AND SURPLUS
Capital and surplus, as of
December 31, previous year               $ 14,398,904 $ 12,774,752 $ 12,913,542
   Adjustment to beginning surplus          (105,319)       55,356    (373,381)
Capital and surplus, as of January 1,      14,293,585   12,830,108   12,540,161
Net income                                  8,102,022    1,038,968      604,424
Change in net unrealized capital
(losses) gains (net of capital gains
tax (benefit): 2013 - $(80,021); 2012
- $(15,710); 2011 - $(3,817)              (5,531,124)    (216,527)      389,013
Change in net deferred income tax           (240,030)     (75,234)      182,102
Change in non-admitted assets                  12,826      129,220    (232,514)
Change in provision for reinsurance           (5,886)       26,729       17,034
Capital contribution                            (479)    2,401,423      651,765
Return of capital                         (5,679,185)            -    (510,000)
Dividends to stockholders                 (5,328,477)  (1,735,998)    (881,346)
Foreign exchange translation                   27,987          215            -
Change in deferred tax asset
admissibility                                       -            -        7,435
Other surplus adjustments                     184,282            -        6,678
-------------------------------------------------------------------------------
TOTAL CHANGES IN CAPITAL AND SURPLUS      (8,458,064)    1,568,796      234,591
-------------------------------------------------------------------------------
CAPITAL AND SURPLUS, AS OF
DECEMBER 31,                             $  5,835,521 $ 14,398,904 $ 12,774,752
-------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5 STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                           STATEMENTS OF CASH FLOWS

                                                YEARS ENDED DECEMBER 31,
                                          -------------------------------------
                                             2013        2012         2011
-------------------------------------------------------------------------------
CASH FROM OPERATIONS
   Premiums collected, net of
   reinsurance                            $ 4,938,798 $ 4,805,816 $   4,828,083
   Net investment income                    1,439,233   1,751,882     1,000,207
   Miscellaneous (expense) income            (96,822)    (20,480)      (59,534)
                                          -------------------------------------
       SUB-TOTAL                          $ 6,281,209 $ 6,537,218 $   5,768,756
   Benefit and loss related payments        3,730,733   3,451,479     4,112,321
   Payment to an affiliate under
   loss portfolio transfer                          -           -       827,363
   Commission and other expense paid        2,250,481   2,069,508     2,086,052
   Federal and foreign income taxes
   paid (recovered)                               493          65      (38,969)
-------------------------------------------------------------------------------
   NET CASH PROVIDED FROM (USED IN)
   OPERATIONS                             $   299,502 $ 1,016,166 $ (1,218,011)
-------------------------------------------------------------------------------
CASH FROM INVESTMENTS
PROCEEDS FROM INVESTMENTS SOLD,
MATURED, OR REPAID:
   Bonds                                    6,778,114   2,694,473     4,730,149
   Stocks                                       1,292       9,810     1,468,434
   Other                                      293,502     301,493       470,130
-------------------------------------------------------------------------------
   TOTAL PROCEEDS FROM INVESTMENTS
   SOLD, MATURED, OR REPAID               $ 7,072,908 $ 3,005,776 $   6,668,713
-------------------------------------------------------------------------------
COST OF INVESTMENTS ACQUIRED:
   Bonds                                    5,731,876   2,308,892     5,720,496
   Stocks                                     170,626     216,285       658,502
   Mortgage loans                             508,532           -             -
   Other                                    1,339,661     454,820     1,310,840
-------------------------------------------------------------------------------
   TOTAL COST OF INVESTMENTS ACQUIRED     $ 7,750,695 $ 2,979,997 $   7,689,838
-------------------------------------------------------------------------------
   NET CASH PROVIDED FROM (USED IN)
   INVESTING ACTIVITIES                   $ (677,787) $    25,779 $ (1,021,125)
-------------------------------------------------------------------------------
CASH FROM FINANCING AND
MISCELLANEOUS SOURCES
   Capital contributions                            -     300,000     1,387,617
   Return of capital                                -           -     (510,000)
   Dividends to stockholder                 (150,000)   (833,896)     (845,000)
   Intercompany receivable and
   payable, net                               163,176   (322,440)       508,588
   Net deposit on deposit-type
   contracts and other insurance             (25,157)     (1,775)       (2,479)
   Equities in underwriting pools
   and associations                          (22,776)      57,752       292,276
   Collateral deposit liability                39,386      81,300     (114,101)
   Other                                     (57,337)      43,507        25,421
-------------------------------------------------------------------------------
   NET CASH (USED IN) PROVIDED BY
   FINANCING AND MISCELLANEOUS
   ACTIVITIES                                (52,708)   (675,552)       742,322
-------------------------------------------------------------------------------
Net change in cash and short-term
investments                                 (430,993)     366,393   (1,496,814)
   CASH AND SHORT-TERM INVESTMENTS:
-------------------------------------------------------------------------------
   BEGINNING OF YEAR                      $   405,203 $    38,810 $   1,535,624
-------------------------------------------------------------------------------
   END OF YEAR                            $  (25,790) $   405,203 $      38,810
-------------------------------------------------------------------------------

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
6   STATEMENTS OF CASH FLOW - for years ending December 31, 2013, 2012 and
    2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES
--------------------------------------------------------------------------------

A. BASIS OF ORGANIZATION AND PRESENTATION
--------------------------------------------------------------------------------

Organization
--------------------------------------------------------------------------------
National Union Fire Insurance Company of Pittsburgh, Pa. (the Company or National Union) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc (f/k/a Chartis U.S. Inc.), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (AIG PC), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (Casualty, Property, Specialty and Financial Liability) and consumer (Accident & Health and Personal) lines both domestically and abroad. In 2012, these operations were rebranded as AIG Property Casualty. During 2013, certain affiliated insurance entities including, Chartis Property Casualty Company, Chartis Specialty Insurance Company and Chartis Casualty Company were renamed as AIG Property Casualty Company, AIG Specialty Insurance Company and AIG Assurance Company, respectively.

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through an independent agency network. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing, partner organizations and the internet. There were no Managing Agents and Third party administrators who place direct written premium representing more than 5.0 percent of surplus with the Company for the years ending December 31, 2013 and 2012.

The Company also has significant transactions with affiliates, as described in
Note 6. The Company is diversified in terms of classes of business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

    ------------------------------------------------------------------------
    STATE                                             2013     2012     2011
    ------------------------------------------------------------------------
    California                                    $896,437 $882,259 $894,435
    New York                                       586,267  584,045  546,331
    Texas                                          485,024  644,278  688,043
    Foreign                                        798,736  730,855  745,874

As of December 31, 2013, 2012 and 2011 the Company is party to an inter-company pooling agreement (the Admitted Pooling Agreement), among the nine companies listed below, collectively named the National Union Admitted Lines Pool Companies (the Admitted Pool). The member companies, their National Association of Insurance Commissioners (NAIC) company codes, inter-company pooling percentages and states of domicile are as follows:

                                                      POOL
                                           NAIC   PARTICIPATION   STATE OF
       COMPANY                            CO CODE  PERCENTAGE     DOMICILE
    ------------------------------------------------------------------------
    The Company *                          19445       38%      Pennsylvania
    American Home Assurance Company
    (American Home)                        19380       36%        New York
    Commerce and Industry Insurance
    Company (C&I)                          19410       11%        New York
    AIG Property Casualty Company
    (APCC) (fka Chartis Property
    Casualty Company)                      19402       5%       Pennsylvania
    New Hampshire Insurance Company
    (New Hampshire)                        23841       5%       Pennsylvania
    The Insurance Company of the State
    of Pennsylvania (ISOP)                 19429       5%       Pennsylvania
    AIG Assurance Company (Assurance)
    (fka Chartis Casualty Company)         40258       0%       Pennsylvania
    Granite State Insurance Company
    (Granite)                              23809       0%       Pennsylvania
    Illinois National Insurance Co.
    (Illinois National)                    23817       0%         Illinois
    * Lead Company

Refer to Note 6 for additional information on the Admitted Pool. Additionally, see Note 13 for information regarding the termination of the Admitted Pool and the creation of a combined pool with additional affiliates, effective
January 1, 2014.

--------------------------------------------------------------------------------
7 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Effective January 1, 2012, Landmark Insurance Company (Landmark) was merged into National Union and Chartis Select Insurance Company (Chartis Select) was merged into Lexington. See Note 6D for further details.

Basis of Presentation
--------------------------------------------------------------------------------
The accompanying financial statements of National Union have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (PA SAP). Certain balances relating to prior periods have been reclassified to conform to the current year's presentation.

B. Permitted and Prescribed Practices
--------------------------------------------------------------------------------
PA SAP recognizes only statutory accounting practices prescribed or permitted by the Pennsylvania Insurance Department (PA DOI) for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Code. The National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the Pennsylvania Insurance Department. The Commissioner of the Insurance Department of the Commonwealth of Pennsylvania (the Commissioner) has the right to permit other specific practices that deviate from prescribed practices.

PA SAP has adopted certain accounting practices that differ from those found in NAIC SAP, specifically, the prescribed practice of allowing the discounting of workers' compensation known case and incurred but not reported (IBNR) loss reserves on a non-tabular basis (under NAIC SAP, this is not permitted)

In 2013, the Company received a permitted practice to present the consideration received in relation to loss reserves transferred to the Company by novation as negative paid losses rather than as premiums written and earned. This permitted practice was sought in relation to the withdrawal of a foreign affiliate from the Association, as more fully described in Note 6. The classification change has no effect on net income or surplus.

The use of the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2013, 2012 and 2011 reporting periods.

   A reconciliation of the net income and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

  ----------------------------------------------------------------------------
                                            2013         2012         2011
  ----------------------------------------------------------------------------
  NET INCOME
     National Union state basis          $ 8,102,022 $  1,038,968 $    604,424
     State Prescribed Practices
     that increase/(decrease)
     NAIC SAP:
         Change in non-tabular
         discounting                         207,859       11,750      221,772
     State Permitted Practices
     that increase/(decrease)
     NAIC SAP:
         None
  ----------------------------------------------------------------------------
         NAIC SAP                        $ 8,309,881 $  1,050,718 $    826,196
  ----------------------------------------------------------------------------

  SURPLUS
     National Union state basis          $ 5,835,521 $ 14,398,904 $ 12,774,752
     State Prescribed Practices
     that increase/(decrease)
     NAIC SAP:
         Non-tabular discounting           (766,673)    (974,532)    (986,282)
         Credits for reinsurance            (26,088)    (122,388)    (100,092)
     State Permitted Practices
     that increase/(decrease)
     NAIC SAP:
         None
  ----------------------------------------------------------------------------
     NAIC SAP                            $ 5,042,760 $ 13,301,984 $ 11,688,378
  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
8 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

C. Use of Estimates in the Preparation of the Financial Statements
--------------------------------------------------------------------------------
The preparation of statutory financial statements in accordance with PA SAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that the Company believes are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

..   The reserve for Losses and Loss Adjustment Expenses (LAE) including estimates and recoverability of the related reinsurance assets;
..   Legal contingencies;
..   Other than temporary impairment losses on investments; and
..   Fair value of certain financial assets, impacting those investments measured at fair value in the statement of admitted assets and liabilities, as well as unrealized gains (losses) included in capital and surplus.
..   Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset;

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, it is reasonably possible that in the near term the actual experience will differ from the assumptions used and the Company's statutory financial condition, results of operations and cash flows could be materiality affected.

--------------------------------------------------------------------------------
9 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


D. Accounting Policy Differences
--------------------------------------------------------------------------------
NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (US GAAP). NAIC SAP and PA SAP vary in certain respects from US GAAP as set out below:

------------------------------------------------------------------------------------------------------------------------
            TRANSACTIONS                        NAIC SAP TREATMENT                        US GAAP TREATMENT
------------------------------------------------------------------------------------------------------------------------
POLICY ACQUISITION COSTS Principally   Costs are immediately expensed and     Costs directly related to the successful
brokerage commissions and premium      are included in Other Underwriting     acquisition of new or renewal insurance
taxes arising from the issuance of     Expenses, except for reinsurance       contracts are deferred and amortized
insurance contracts.                   ceding commissions received in excess  over the term of the related insurance of the cost to acquire business which  coverage.
                                       are recognized as a deferred
                                       liability and amortized over the
                                       period of the reinsurance agreement.
------------------------------------------------------------------------------------------------------------------------
UNEARNED PREMIUMS, UNPAID LOSSES AND   Presented net of reinsurance           Presented gross of reinsurance with
LOSS EXPENSE LIABILITIES               recoverable.                           corresponding reinsurance recoverable
                                                                              assets for prepaid reinsurance and
                                                                              reinsurance recoverable on unpaid
                                                                              losses, respectively.
------------------------------------------------------------------------------------------------------------------------
RETROACTIVE REINSURANCE CONTRACTS      Gains and losses are recognized in     Gains are deferred and amortized over
                                       earnings and surplus is segregated to  the settlement period of the ceded
                                       the extent gains are recognized.       claim recoveries. Losses are
                                       Certain retroactive intercompany       immediately recognized in the
                                       reinsurance contracts are accounted    Statements of Operations and Changes
                                       for as prospective reinsurance if      in Capital and Surplus.
                                       there is no gain in surplus as a
                                       result of the transaction
------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN BONDS HELD AS           Investment grade securities (rated by  All available for sale investments are
AVAILABLE FOR SALE                     NAIC as class 1 or 2) are carried at   carried at fair value with unrealized
                                       amortized cost. Non- investment grade  gains and losses, net of applicable
                                       securities (NAIC rated 3 to 6) are     taxes, reported in accumulated other
                                       carried at the lower of amortized      comprehensive income within
                                       cost and fair value.                   shareholder's equity.
------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN EQUITY SECURITIES       Carried at fair value with unrealized  Same treatment as available for sale
CLASSIFIED AS:                         gains and losses reported, net of      investments.
1) held for trading                    applicable taxes, in the Statement of
                                       Changes in Capital and Surplus.
2) available for sale
------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN LIMITED PARTNERSHIPS,   Carried at the underlying US GAAP      If aggregate interests allow the holding
HEDGE FUNDS AND PRIVATE EQUITY         equity with results from the           entity to exercise more than minor
INTERESTS                              investment's operations recorded, net  influence (typically more than 3%), the
                                       of applicable taxes, as unrealized     investment is carried at equity value
                                       gains or losses directly in the        with changes in value recorded to net
                                       Statements of Changes in Capital and   investment income.
                                       Surplus.
                                                                              Where the aggregate interest allow the
                                                                              entity to exercise only minor influence
                                                                              (typically less than 3%), the investment
                                                                              is recorded at equity value with
                                                                              changes in value recorded, net of tax,
                                                                              as a component of accumulated other
                                                                              comprehensive income in shareholder's
                                                                              equity.
------------------------------------------------------------------------------------------------------------------------
INVESTMENTS IN SUBSIDIARY, CONTROLLED  Subsidiaries are not consolidated.     Consolidation is required when there is
AND AFFILIATED ENTITIES (SCAS)                                                a determination that the affiliated entity
                                       The equity investment in SCAs are      is a variable interest entity (VIE) and
                                       accounted for under the equity method  the holding entity is the primary
                                       and recorded as Common stock           beneficiary of the activities of the VIE.
                                       investments. Dividends are recorded
                                       within Net Investment Income.          Investments in SCAs with greater than
                                                                              50 percent ownership of voting rights
                                                                              are generally consolidated.

                                                                              Investments in SCAs where the
                                                                              company exercises significant
                                                                              influence (generally ownership of
                                                                              voting interests between 20 percent and
                                                                              50 percent) are recorded at equity
                                                                              value. The change in equity is included
                                                                              within operating income.

--------------------------------------------------------------------------------
  10 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
            TRANSACTIONS                        NAIC SAP TREATMENT                        US GAAP TREATMENT
------------------------------------------------------------------------------------------------------------------------
STRUCTURED SETTLEMENTS                 Structured settlement annuities where  For structured settlements in which the the claimant is the payee are treated  reporting entity has not been legally
                                       as completed transactions (thereby     released from its obligation with the
                                       allowing for immediate gain            claimant (i.e. the reporting entity
                                       recognition), regardless of whether    remains the primary obligor), resulting
                                       the reporting entity is the owner of   gains are deferred and amounts
                                       the annuity.                           expected to be recovered from such
                                                                              annuities are recorded as assets.
------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS                Statutory statement of cash flows      The statement of cash flows is limited
                                       presents changes in cash and           to the presentation of changes in cash
                                       short-term investments and certain     and cash equivalents (short-term
                                       sources of cash are excluded from      investments are excluded). All non-
                                       operational cash flows. Certain        cash items are eliminated from the
                                       non-cash items are required to be      presentation of cash flows.
                                       included in the statement of cash
                                       flows and disclosed to the extent
                                       material.
------------------------------------------------------------------------------------------------------------------------
DEFERRED FEDERAL INCOME TAX            Deferred income taxes are established  The provision for deferred income for the temporary differences between  taxes is recorded as a component of
                                       tax and book assets and liabilities,   income tax expense, as a component of
                                       subject to limitations on              the Statement of Operations, except for
                                       admissibility of tax assets. Changes   changes associated with items that are
                                       in deferred income taxes are recorded  included within other comprehensive
                                       within capital and surplus and have    income where such items are recorded
                                       no impact on the statement of          net of applicable income taxes.
                                       operations.
------------------------------------------------------------------------------------------------------------------------
STATUTORY ADJUSTMENTS                  Certain asset balances are designated  All assets and liabilities are included in
(applied to certain assets including   as non-admitted, and are excluded      the financial statements. Provisions for
Goodwill, furniture and equipment,     from the Statutory Statement of        uncollectible receivables are
deferred taxes in excess of            Assets and are reflected as            established as valuation allowances and
limitations, prepaid expenses,         deductions from capital and surplus.   are recognized as expense within the
overdue receivable balances and                                               Statement of Operations.
unsecured reinsurance amounts)         A provision for reinsurance is
                                       established for unsecured reinsurance
                                       amounts recoverable from unauthorized
                                       and certain authorized reinsurers
                                       with a corresponding reduction to
                                       unassigned surplus.

The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

--------------------------------------------------------------------------------
E. Significant Statutory Accounting Policies
--------------------------------------------------------------------------------

Premiums
--------------------------------------------------------------------------------

Premiums for insurance and reinsurance contracts are recorded as gross premiums written on the inception date of the policy. Premiums are earned primarily on a daily pro-rata basis over the term of the related insurance coverage. Extended reporting endorsements are reflected as premiums written and are earned on a daily pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned immediately along with the associated loss and LAE. Unearned premium reserves include the portion of premiums written relating to the unexpired terms of coverage. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using the lowest estimate of percentage of completion of the contract under three separate prescribed calculations.

Reinsurance premiums under a reinsurance contract are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12 month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12 month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premium billed and outstanding for 90 days or more are non-admitted and deducted from unassigned surplus.

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience, based upon historical ratios of retrospectively rated premium development and earned on a daily pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately fully earned. The Company records accrued retrospectively rated premiums as written premiums.

--------------------------------------------------------------------------------
  11 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


Gross Written Premium net of ceded written premium (Net written premiums) that were subject to retrospective rating features were as follows.

 ------------------------------------------------------------------------------
 YEARS ENDED DECEMBER 31,                           2013      2012      2011
 ------------------------------------------------------------------------------
 Net written premiums subject to retrospectively
   rated premiums                                 $120,587  $163,089  $370,673
 Percentage of total net written premiums              2.2%      3.5%      7.6%
 ------------------------------------------------------------------------------

As of December 31, 2013 and 2012, the admitted portion of accrued premiums related to the Company's retrospectively rated contracts amounted to $990,336 and $1,180,119, respectively, which will be billed for in future periods based primarily on the payment of loss and LAE. Ten percent of the amount of accrued retrospective premiums not offset by retrospective return premiums or other liabilities to the same party (other than loss and LAE reserves), or collateral have been non admitted.

-------------------------------------------------------------------------------
DECEMBER 31,                                                 2013       2012
-------------------------------------------------------------------------------
Total accrued retrospective premium                       $1,019,550 $1,220,305
Unsecured amount                                             223,760    264,982
Less: nonadmitted amount (10 percent)                         20,074     23,565
Less: nonadmitted for any person for whom agents'
   balances or uncollected premiums are nonadmitted            9,140     16,621
-------------------------------------------------------------------------------
Admitted amounts                                          $  990,336 $1,180,119
-------------------------------------------------------------------------------

Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. The Company records the additional or return audit premium estimates as an adjustment to written premium, and earns these premiums immediately. When any accrued audit premium exceeds the amount of collateral held, a non-admitted asset of 10 percent of this excess amount is recorded.

For warranty insurance, the Company generally provides reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original warranty provided by the equipment manufacturer.

The Company establishes loss reserves for high deductible policies net of the insured's contractual deductible (or reserve credits). As of December 31, 2013 and 2012, the amount of reserve credit recorded for high deductibles on unpaid claims, and the amount billed and recoverable on paid claims and non-admitted balances were:

-------------------------------------------------------------------------------
                               HIGH DEDUCTIBLE RECOVERABLE ON PAID NON-ADMITTED
YEAR                           RESERVE CREDIT        CLAIMS          BALANCE
-------------------------------------------------------------------------------
2013                             $4,507,911         $121,089         $26,058
2012                              4,387,850           85,644          24,868
-------------------------------------------------------------------------------

The Company establishes a non-admitted asset for 10 percent of paid losses recoverable, on high deductible policies in excess of collateral held on an individual insured basis, or for 100 percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

Deposit Accounting
--------------------------------------------------------------------------------

Direct insurance transactions whereby management of the Company determines there was insufficient insurance risk transfer are recorded as deposits unless the policy was issued (i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts which, based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. The deposit asset is reported as admitted if

--------------------------------------------------------------------------------
  12 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

(i) the assuming company is licensed, accredited or qualified by the PA DOI, or
(ii) the collateral (i.e. funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the PA SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other Income in the Statement of Operations.

Premium Deficiency
--------------------------------------------------------------------------------
The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability is established if the unearned premium reserves and related investment income are collectively not sufficient to cover the expected ultimate loss projection. Refer to Note 2A for additional information. As of December 31, 2013, 2012 and 2011 the Company did not recognize any premium deficiency losses.

Retroactive Reinsurance
--------------------------------------------------------------------------------
Transactions involving the transfer of loss and LAE reserves which occurred prior to the effective date of the transfer are recorded as retroactive reinsurance reserves and reported separately from Reserves for loss and loss adjustment expenses in the Statement of Liabilities, Capital and Surplus. Initial Gains or Losses are recorded in Other Income in the Statement of Operations with surplus gains recorded as Special surplus funds from retroactive reinsurance which is a component Capital and surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from retroactive reinsurance are amortized into Unassigned surplus at when actual retroactive reinsurance recovered exceeds the consideration paid.

To the extent that the transfer of loss and LAE reserves is between affiliated entities and neither entity records a gain or loss, the transaction is accounted for as prospective reinsurance.

Insurance Related Acquisition Costs
--------------------------------------------------------------------------------
Commissions, premium taxes, and certain underwriting expenses are charged as incurred and are included in Other Underwriting Expenses Incurred. The Company records a ceding commission liability equal to the excess of the ceding commissions received from reinsurers compared to the acquisition cost of the business ceded. The liability is amortized over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance
--------------------------------------------------------------------------------
The Company periodically reviews the recoverability of certain assets including insurance receivables and reduces amounts where management deems balance to be uncollectible. The company reviews certain factors in assessing the recoverability of these balances including: the age of the related amounts due or nature of the unpaid balance; historical recovery rates and any significant decline change to the credit standing of the counterparty.

Certain required statutory basis assets and ceded reserves, primarily the provision for reinsurance, are deducted from surplus and either reflected as an offset to admitted assets or as a liability with the provision for reinsurance of the Company.

In calculating the provision for reinsurance as of December 31, 2013 and 2012, management utilized collateral including letters of credit provided by its Ultimate Parent of $466,799 and $289,811, respectively. The use of this collateral was approved by the PA DOI.

The Company's provision for reinsurance has been reduced by $191,777 and $93,089 as of December 31, 2013 and 2012, to reflect the transfer to an authorized reinsurer of the collection risk on certain of the Company's asbestos related third party reinsurance recoverables.

Loss and Loss Adjustment Expenses
--------------------------------------------------------------------------------
The reserves for losses and LAE, including incurred but not reported (IBNR) losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, new established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy based upon the terms of the underlying reinsurance contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses for environmental exposures, including toxic waste and asbestos-related illnesses.

--------------------------------------------------------------------------------
  13 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


Certain reserves are discounted using payout patterns and interest rates which the Company has determined are consistent with the expected payout pattern; see
Note 5 for further details.

Structured Settlements
--------------------------------------------------------------------------------
In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Generally, structured settlements involve the purchase of an annuity by the Company to fund future claim obligations. In the event the life insurers providing the annuity on certain structured settlements are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2013, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions and the Company has not reduced its loss reserves for any annuities purchased where it is the owner and the payee. Management believes that based on the financial strength of the life insurers involved in these structured settlements (mostly affiliates) the likelihood of the Company becoming liable, and therefore incurring an incremental loss is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies are as follows:

           ----------------------------------------------------------
           LOSS RESERVES ELIMINATED BY
                   ANNUITIES            UNRECORDED LOSS CONTINGENCIES
           ----------------------------------------------------------
                           $1,421,950                      $1,421,950

As of December 31, 2013, the Company had the following amounts of annuities in excess of 1 percent of its policyholders' surplus with the following life insurers:

---------------------------------------------------------------------------------------------------------------
                                                                                   LICENSED IN
LIFE INSURANCE COMPANY AND LOCATION                              STATE OF DOMICILE PENNSYLVANIA STATEMENT VALUE
---------------------------------------------------------------------------------------------------------------
American General Life Insurance Company                               Texas            Yes         $112,342
American General Life Insurance Company of Delaware                  Delaware          Yes          321,518
The United State Life Insurance Company in the City of New York      New York          Yes          924,336

Fair Value of Financial Instruments
--------------------------------------------------------------------------------
The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company uses valuation techniques in measuring fair values which are based on the maximizing the use of observable inputs and minimizing the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is required to be used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three 'levels' based upon the observability of inputs available in the marketplace used to measure the fair values discussed below:

..  Level 1: Fair value measurements that are based upon quoted prices
   (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. We do not adjust the quoted price for such instruments.

.. Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain

--------------------------------------------------------------------------------
  14 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

   assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value.

The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

..   The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office (NAIC IAO).
..   The fair value of derivatives are valued using quoted prices in active markets and other market evidence whenever possible, including market-based updates to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.
..   The carrying value of all other financial instruments approximates fair value.

Cash Equivalents and Short Term Investments
--------------------------------------------------------------------------------
Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

Bonds (including Loan Backed and Structured Securities)
--------------------------------------------------------------------------------
Bonds with an NAIC designation (as obtained from the NAIC Capital Markets and Investment Analysis Office, NAIC IAO) of 1 or 2 are carried at amortized cost. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. Premiums and discounts arising from the purchase of bonds are treated as yield adjustments over their estimated holding periods and are amortized using the a constant yield until maturity, or call date, if applicable.

Additionally, Loan Backed and Structured Securities that are unrated and non-modeled, for which the Company has not filed with the NAIC IAO within one year of purchase receive a "6*" rating and are carried at zero value, with a charge to unrealized investment loss.

Loan-backed and structured securities are more likely to be prepaid than other fixed maturity securities. Prepayment assumptions for single-class and multi-class mortgage-backed and asset-backed securities are obtained from an outside vendor or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting investment grade securities, while both non-investment grade securities and securities for which the collection of all contractual cash flows is not probable are accounted for using the prospective adjustment method.

Mortgage Loans
--------------------------------------------------------------------------------
Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized premiums, discounts and impairments. Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level.

--------------------------------------------------------------------------------
  15 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


Preferred Stocks
--------------------------------------------------------------------------------
Perpetual preferred stocks with an NAIC rating of P1 or P2, having characteristics of equity securities, are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2, which have characteristics of debt securities, are carried at amortized cost. All preferred stocks with an, NAIC rating of 3 through 6, are carried at the lower of amortized cost or fair value.

Unaffiliated Common Stock Securities
--------------------------------------------------------------------------------
Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as Unrealized gains or (losses), or as realized losses in the event a decline in value is determined to be other than temporary.

Investments in subsidiaries and affiliated companies
--------------------------------------------------------------------------------
Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements as presented on a basis consistent with the nature of the affiliates operations (including any defined non-admitted amounts). The Company's share of undistributed earnings and losses of affiliates are reported in Unassigned funds (surplus) as Unrealized gains or (losses).

Investments in joint ventures, partnerships and limited liability companies
--------------------------------------------------------------------------------
Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as Unrealized gains or (losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value are recorded as Net Investment Income.

Derivatives
--------------------------------------------------------------------------------
Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

Net investment income and gain/loss
--------------------------------------------------------------------------------
Investment income is recorded as earned and includes interest, dividends, and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due that do not have a valuation allowance are non-admitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment (OTTI)
--------------------------------------------------------------------------------
If a bond is determined to have an OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

Where there is the ability and intent to hold the security, an assessment of OTTI is performed. In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

..   The Company may not realize a full recovery on their investment;
..   Fundamental credit risk of the issuer exist; and/or
..   Other qualitative/quantitative factors indicating an OTTI has occurred exist.

--------------------------------------------------------------------------------
  16 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

Common and preferred stock investments whose fair value is less than their carrying value for a period greater than twelve months are considered impaired. For securities that Management intends to hold, the security must be analyzed. Factors include.

..   If management intends to sell a security that is a candidate for OTTI then an OTTI loss is considered to have occurred.
..   Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or
..   The occurrence of a discrete credit event resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or
..   There are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value for a period greater than twelve months with a significant unrealized loss are considered a candidate for OTTI. OTTI factors that are periodically considered include:
..   An order of liquidation or other fundamental credit issues with the partnership exists;
..   Reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;
..   There is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or
..   Other qualitative/quantitative factors indicating an OTTI exist.

Equities in Pools & Associations
--------------------------------------------------------------------------------
The Company accounts for its participation in the Association (See Note 6) by recording it's participation in
..   net premium participation as direct premium,
..   the underwriting and net investment income results in the Statements of
    Operations and Changes in Capital and Surplus,
..   insurance and reinsurance balances in the Statements of Admitted Assets and
    Liabilities, Capital and Surplus; and
..   all other non-insurance assets and liabilities recorded as Equities in
    Underwriting Pools and Associations in the Statements of Admitted Assets and Liabilities, Capital and Surplus.

Foreign Currency Transactions
--------------------------------------------------------------------------------
Financial statement accounts expressed in foreign currencies are translated into U.S. dollars. Foreign currency assets and liabilities are translated into U.S. dollars using rates of exchange prevailing at the balance sheet date with the related translation adjustments recorded as unrealized gains or losses within Unassigned Fund (Surplus) in the Statements of Capital and Surplus.
Gains or losses due to translating foreign operations to U.S. dollars are recorded as unrealized gains or losses. All other realized gains and losses resulting from foreign currency transactions are included in Other Income in the Statement of Operations.

Retirement Plans, Deferred Compensation, Postemployment Benefits and
Compensated Absences and Other Postretirement Benefit Plans
--------------------------------------------------------------------------------
The Company's employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

The Company incurred the following employee related costs during 2013, 2012, and 2011:

    ------------------------------------------------------------------------
    YEARS ENDED DECEMBER 31,                          2013    2012    2011
    ------------------------------------------------------------------------
    Defined benefit plans                            $15,381 $10,465 $ 5,685
    Defined contribution plans                         7,459   7,649   4,226
    Postretirement medical and life insurance plans      831     689     473
    ------------------------------------------------------------------------
    TOTAL                                            $23,671 $18,803 $10,384
    ------------------------------------------------------------------------

--------------------------------------------------------------------------------
  17 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


Depreciation
--------------------------------------------------------------------------------
Certain assets, principally electronic data processing (EDP) equipment, software and leasehold improvements are designated as non-admitted assets and their net book value is deducted from surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding five years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. The Company has not modified its capitalization policy from the prior year.

Income Taxes
--------------------------------------------------------------------------------
The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 300 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 9.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the Tax Sharing Agreement) with AIG, effective January 1, 2012 and approved by the Company's Board of Directors. This agreement provides that the Company shall reflect in its financial statements the tax liability that would have been paid by the Company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis to the Company, except that:

..   The sections of the Internal Revenue Code relating to Alternative Minimum
    Tax ("AMT") are applied, but only if the AIG consolidated group is subject to AMT in the Consolidated Tax Liability, and;

..   The impact of Deferred Intercompany Transactions, defined in Treas. Reg.
    (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its Separate Return Tax Liability in the subsequent tax year when the Deferred Tax Liability or Deferred Tax Asset becomes current.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the tax sharing agreement, tax liabilities related to uncertain tax positions and tax authority audit adjustments shall remain with the Company with which the tax liabilities are currently recorded. Furthermore, when such tax liabilities are realized, the responsibility for any additional tax liability or rights to any refunds due remain with the Company.

Deferred Taxes
--------------------------------------------------------------------------------
The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized ("adjusted gross deferred tax asset"). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

Our framework for assessing the recoverability of deferred tax assets requires us to consider all available evidence, including:
..   the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
..   the sustainability of recent operating profitability of our subsidiaries;
..   the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;
..   the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and,
..   prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

--------------------------------------------------------------------------------
  18 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The adjusted deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2. ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A. Changes in Accounting Principles
--------------------------------------------------------------------------------
2013 Changes
--------------------------------------------------------------------------------
In 2013, the Company adopted the following change in the Statements of Statutory Accounting Principles (SSAP):

Transfers and Servicing of Financial Assets: In March 2012, the NAIC issued SSAP No. 103 Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This adopted guidance supersedes SSAP No. 91R Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities and conforms to the US GAAP guidance on accounting for transfers of financial assets. The adoption of this SSAP, which was effective January 1, 2013, did not have any impact on the Company's financial statements.

2012 Changes
--------------------------------------------------------------------------------
In 2012, the Company adopted the following changes in accounting principles:

Income Taxes: In November, 2011, SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10, was adopted by the NAIC. SSAP No. 101 contains changes to accounting for current and deferred federal and foreign income taxes, effective on January 1, 2012. This guidance provides that the deferred tax asset admissibility guidance is no longer elective, and the reversal and surplus limitation parameters in the admissibility tests are determined based on the risk-based capital level. It also requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. Finally, the guidance sets a more likely than not threshold for the recording of contingent tax liabilities. There was no cumulative effect as a result of enacting this pronouncement.

Premium Deficiency Calculation: Starting in 2012, the Company elected to include anticipated investment income in its determination of whether a premium deficiency exists for short-duration insurance contracts. The Company believes the inclusion of anticipated investment income in the recoverability analysis is a preferable accounting policy because it recognizes the timing difference between when premiums are collected and in turn invested and when losses and related expenses are paid. This is considered a change in accounting principle that required retroactive application to all periods presented. There were no changes to the historical financial statements due to this change in accounting principle.

B. Adjustments to Surplus
--------------------------------------------------------------------------------
During 2013, 2012, and 2011 the Company identified corrections that resulted in after-tax statutory adjustments of ($105,319) and $55,356, and $373,381 respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (SSAP 3), the corrections of errors have been reported in the 2013, 2012 and 2011 Annual Statements as adjustments to Unassigned funds
(surplus). The impact of these corrections on Net Income as of January 1, 2013 was $39,994. The impact upon surplus, assets and liabilities as of January 1, 2013, 2012, and 2011 is as follows:

-------------------------------------------------------------------------------
                                POLICYHOLDERS' TOTAL ADMITTED
2013 ADJUSTMENTS                   SURPLUS         ASSETS     TOTAL LIABILITIES
-------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2012     $ 14,398,904   $32,175,538      $17,776,634
ADJUSTMENTS TO BEGINNING
  CAPITAL AND SURPLUS:
   ASSET CORRECTIONS                 (294,083)     (294,083)               -
   LIABILITY CORRECTIONS              162,727             -         (162,727)
   INCOME TAX CORRECTIONS              26,037        26,037                -
-------------------------------------------------------------------------------
TOTAL ADJUSTMENTS TO BEGINNING
  CAPITAL AND SURPLUS                (105,319)     (268,046)        (162,727)
-------------------------------------------------------------------------------
BALANCE AT JANUARY 1,2013 , AS
  ADJUSTED                       $ 14,293,585   $31,907,492      $17,613,907
-------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The decrease in total assets is primarily the result of a) non admitting investment assets; b) a reduction in deductible recoverables relating to high deductible policies; c) a decrease in other assets; and d) reductions in premium and reinsurance assets partially offset by e) an increase in assets identified as deposits.

--------------------------------------------------------------------------------
  19 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


Liability corrections - The increase in total liabilities is primarily the result of a) an increase in reinsurance payables; b) adjustments to tax, license, and fee reserves; c) an increase in excess ceding commission accruals;
d) corrections to deposit accounting liabilities; and e) an increase in loss reserves relating to an asset correction noted in b) above.

Income tax corrections - The decrease in taxes is primarily the result of a) correction to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset and liability corrections.

-------------------------------------------------------------------------------
                                      POLICYHOLDERS' TOTAL ADMITTED    TOTAL
2012 ADJUSTMENTS                         SURPLUS         ASSETS     LIABILITIES
-------------------------------------------------------------------------------
Balance at December 31, 2011           $12,774,752    $30,941,308   $18,166,556
Adjustments to beginning Capital and
  Surplus:
   Asset corrections (includes
     $5,574 of deemed capital
     contribution)                          23,356         23,356             -
   Liability corrections                   (27,898)             -        27,898
   Income tax corrections (includes
     $4,750 of deemed capital
     contribution)                          59,898         59,898             -
-------------------------------------------------------------------------------
Total adjustments to beginning
  Capital and Surplus                       55,356         83,254        27,898
-------------------------------------------------------------------------------
Balance at January 1, 2012, as
  adjusted                             $12,830,108    $31,024,562   $18,194,454
-------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The net amount relates to corrections for the following items: a) deemed dividend resulting from the forgiveness of a loan to an affiliate, b) overstated allowance accounts, c) reduction of accrued recoverables related to self insured retention programs, d) cross-ownership interest in affiliated companies, e) reconciling items relating to other assets and deposit programs, and f) reductions for unrealizable retrospectively rated premiums.

Liability corrections - The net amount relates to corrections for the following items: a) unearned premium and loss reserves validation adjustments b) Statutory to GAAP IBNR differences c) deposit liability validations and d) residual market plan excess liabilities.

Income tax corrections- The net amount relates to corrections for the following items: a) current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset and liability corrections.

-------------------------------------------------------------------------------
                                      POLICYHOLDERS' TOTAL ADMITTED    TOTAL
2011 ADJUSTMENTS                         SURPLUS         ASSETS     LIABILITIES
-------------------------------------------------------------------------------
Balance at December 31, 2010           $12,740,815    $32,248,074   $19,507,259
Adjustments to beginning Capital and
  Surplus:
   Asset corrections                      (151,727)      (151,727)            -
   Liability corrections                  (211,512)             -       211,512
   Income tax corrections                  (10,142)       (10,142)            -
-------------------------------------------------------------------------------
Total adjustments to beginning
  Capital and Surplus                     (373,381)      (161,869)      211,512
-------------------------------------------------------------------------------
Balance at January 1, 2011, as
  adjusted                             $12,367,434    $32,086,205   $19,718,771
-------------------------------------------------------------------------------

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The decrease in net admitted assets is primarily the result of corrections for: (a) cross ownership interest in affiliated companies;
(b) non-admitted assets; (c) a pooling of equities and deposits in pools and associations; (d) valuation of SSAP 97 investments; and (e) non-admitted assets related to retro premium and high deductible recoverables; partially offset by
(f) allowance account adjustments; (g) reclassification of paid losses; (h) a surplus adjustment; and (i) other small miscellaneous adjustments.

Liability corrections - The increase in total liabilities is primarily the result of: (a) a deferral of a gain associated with investment transfers and sale amongst affiliates in 2010 (this gain was realized in 2011, when the securities were sold to third parties); (b) an increase in IBNR as a result of the reversal of asbestos reserves related to coverage in place agreements; and
(c) adjustment of paid losses and loss reserves; partially offset by
(d) miscellaneous reserve adjustments; and (e) other small miscellaneous adjustments.

Income tax corrections - The decrease in taxes is primarily the result of:
(a) adjustments to the current and deferred tax assets and tax liabilities, and
(b) the tax effect of the corresponding change in asset and liability corrections.

--------------------------------------------------------------------------------
  20 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


3. INVESTMENTS
--------------------------------------------------------------------------------

A. Bond (excluding Loan-backed and Structured Security) Investments
--------------------------------------------------------------------------------

The reconciliation from carrying value to fair value of the Company's bond investments as of December 31, 2013 and 2012 are outlined in the table below:

-------------------------------------------------------------------------------
                                                GROSS      GROSS
                                   CARRYING   UNREALIZED UNREALIZED    FAIR
DECEMBER 31, 2013                   VALUE       GAINS      LOSSES      VALUE
-------------------------------------------------------------------------------
U.S. GOVERNMENTS                  $   667,357  $  5,996   $  4,883  $   668,470
ALL OTHER GOVERNMENTS               2,665,496    52,669     24,396    2,693,769
STATES, TERRITORIES AND
  POSSESSIONS                         345,167    16,423        130      361,460
POLITICAL SUBDIVISIONS OF
  STATES, TERRITORIES AND
  POSSESSIONS                         630,517    24,401        991      653,927
SPECIAL REVENUE AND SPECIAL
  ASSESSMENT OBLIGATIONS AND ALL
  NON-GUARANTEED OBLIGATIONS OF
  AGENCIES AND AUTHORITIES AND
  THEIR POLITICAL SUBDIVISIONS      2,111,530    66,101     19,575    2,158,056
INDUSTRIAL AND MISCELLANEOUS        8,009,300   325,748     65,438    8,269,610
-------------------------------------------------------------------------------
TOTAL                             $14,429,367  $491,338   $115,413  $14,805,292
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                GROSS      GROSS
                                   CARRYING   UNREALIZED UNREALIZED    FAIR
DECEMBER 31, 2012                   VALUE       GAINS      LOSSES      VALUE
-------------------------------------------------------------------------------
U.S. governments                  $   430,234  $ 16,139   $    114  $   446,259
All other governments               1,559,337   100,618        202    1,659,753
States, territories and
  possessions                         830,661    72,485          5      903,141
Political subdivisions of
  states, territories and
  possessions                       1,154,431    75,316      1,030    1,228,717
Special revenue and special
  assessment obligations and all
  non-guaranteed obligations of
  agencies and authorities and
  their political subdivisions      2,790,498   195,832         10    2,986,320
Industrial and miscellaneous        7,480,366   493,922     42,378    7,931,910
-------------------------------------------------------------------------------
TOTAL                             $14,245,527  $954,312   $ 43,739  $15,156,100
-------------------------------------------------------------------------------

The carrying values and fair values of bonds at December 31, 2013, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties:

        ---------------------------------------------------------------
                                                 CARRYING      FAIR
        DECEMBER 31, 2013                         VALUE        VALUE
        ---------------------------------------------------------------
        Due in one year or less                 $   868,838 $   873,669
        Due after one year through five years     4,329,079   4,427,880
        Due after five years through ten years    2,806,018   2,832,238
        Due after ten years                       1,652,516   1,674,680
        Structured securities                     4,772,916   4,996,825
        ---------------------------------------------------------------
        Total                                   $14,429,367 $14,805,292
        ---------------------------------------------------------------

--------------------------------------------------------------------------------
  21 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

B. Mortgage Loan Investments
--------------------------------------------------------------------------------
The minimum and maximum lending rates for mortgage loans during 2013 were:

                -----------------------------------------------
                                     MINIMUM        MAXIMUM
                CATEGORY          LENDING RATE % LENDING RATE %
                -----------------------------------------------
                Retail                 3.9%           5.2%
                Office                 3.8%           8.3%
                Industrial             5.1%           5.1%
                Multi-Family           4.1%           5.7%
                Hotel/Motel            4.6%           5.3%
                Other Commercial       3.8%           4.6%
                -----------------------------------------------

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was
80.00 percent. All of the Mortgage Loans were in good standing as of December 31, 2013. The Company did not have any advanced amounts for taxes or assessments. The following table details an age analysis of Mortgage Loans as of December 31, 2013 and 2012:

-------------------------------------------------------------------------------
                            RESIDENTIAL            COMMERCIAL
                         ----------------------------------------------
                    FARM INSURED ALL OTHER INSURED ALL OTHER MEZZANINE  TOTAL
-------------------------------------------------------------------------------
CURRENT YEAR
  RECORDED
  INVESTMENT
  CURRENT            $-    $-       $-       $-    $496,936   $13,529  $510,465
PRIOR YEAR
  Recorded
  Investment
  Current            $-    $-       $-       $-    $      -   $     -  $      -
-------------------------------------------------------------------------------

C. Loan-Backed and Structured Investments
--------------------------------------------------------------------------------
The Company did not record any intent based impairment during 2013 for loan-backed and structured securities.

As of December 31, 2013, the Company held the following loan-backed and structured securities for which it had recognized credit-related OTTI based on the present value of projected cash flows expected to be collected being less than the amortized cost of the securities.

--------------------------------------------------------------------------------------------
          BOOK/ADJUSTED                                                            DATE OF
          CARRYING VALUE                                                          FINANCIAL
          AMORTIZED COST PRESENT VALUE OF                                         STATEMENT
          BEFORE CURRENT  PROJECTED CASH  RECOGNIZED AMORTIZED COST FAIR VALUE AT   WHERE
  CUSIP    PERIOD OTTI        FLOWS          OTTI      AFTER OTTI   TIME OF OTTI  REPORTED
--------------------------------------------------------------------------------------------
855541AC2    $10,935         $10,901         $34        $10,901        $10,448    06/30/2013
92977YBV2     7,740           7,424          316         7,424          7,091     06/30/2013
453433AA2    15,291          14,393          898        14,393         14,381     09/30/2013
39539KAG8     7,199           6,923          277         6,923          6,964     09/30/2013
00703AAD9    11,520          10,066         1,454       10,066          9,252     09/30/2013
57645TAA5     8,384           8,318           66         8,318          8,344     12/31/2013
05530VAA7    16,746          16,303          443        16,303         15,816     12/31/2013
12667FF91     7,028           6,900          127         6,900          6,823     12/31/2013
00703AAD9     9,940           9,230          710         9,230          9,062     12/31/2013
1266734Q2    10,646          10,574           72        10,574         10,563     12/31/2013
25151YAG4    14,853          14,598          255        14,598         14,586     12/31/2013
--------------------------------------------------------------------------------------------
  Total       $XXX            $XXX          $4,652       $XXX           $XXX
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  22 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


The following table shows the fair value and unrealized losses relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position.

The aggregate amount of unrealized losses:
                                                Less than 12 Months  $   39,235
                                                12 Months or longer  $    2,912
The aggregate related fair value of securities
with unrealized losses:
                                                Less than 12 Months  $1,505,058
                                                12 Months or longer  $  349,578

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

D. Common Stock Investments
--------------------------------------------------------------------------------
At December 31, 2013 the Company did not hold any investment in affiliates whose carry value exceeded 10% of admitted assets, Lexington and Specialty were distributed to AIG PC US on March 31, 2013 see Note 6 for details. As of December 31, 2012 the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

      -------------------------------------------------------------------
                                                    CARRYING
                                                     VALUE
                                                       AT
                             AFFILIATE    ACTUAL    DECEMBER   CHANGE IN
                             OWNERSHIP     COST       31,     CARRY VALUE
      AFFILIATED INVESTMENT  PERCENTAGE    2012       2012       2012
      -------------------------------------------------------------------
      Lexington                 100%    $3,073,648 $7,925,575 $3,849,657
      Specialty                 100%       464,135    807,793    209,670
      -------------------------------------------------------------------

At December 31, 2012 the Company owned 100% of Lexington whose carrying value exceeds 10% of the admitted assets of the Company. The Company carried Lexington at its statutory equity value. Lexington admitted assets, liabilities and capital and surplus as of March 31, 2013 and December 31, 2012 net income for the year ended March 31, 2013 and December 31, 2012 are set forth below:

              ---------------------------------------------------
                                          MARCH 31,  DECEMBER 31,
                                            2013         2012
              ---------------------------------------------------
              Total admitted assets      $23,447,690 $24,612,889
              Total liabilities           15,721,805  16,687,315
              Total capital and surplus    7,725,885   7,925,575
              Net income                     405,388     408,982
              ---------------------------------------------------

--------------------------------------------------------------------------------
  23 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


E. Unrealized losses
--------------------------------------------------------------------------------

The fair value of the Company's bonds and stocks that had gross unrealized losses as of December 31, 2013 and 2012 are set forth in the table below:

----------------------------------------------------------------------------------------------------
DECEMBER 31, 2013                     LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                     ---------------------------------------------------------------
                                       FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
     DESCRIPTION OF SECURITIES         VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
----------------------------------------------------------------------------------------------------
U.S. GOVERNMENTS                     $  435,270  $  3,548  $  2,979  $   337   $  438,249  $  3,885
ALL OTHER GOVERNMENTS                 1,284,925    22,265    61,825    2,776    1,346,750    25,041
STATES, TERRITORIES AND POSSESSIONS      10,221       130         -        -       10,221       130
POLITICAL SUBDIVISIONS OF STATES,             -         -         -        -            -         -
 TERRITORIES AND POSSESSIONS             30,172       991         -        -       30,172       991
SPECIAL REVENUE                         545,484    19,575         -        -      545,484    19,575
INDUSTRIAL AND MISCELLANEOUS          2,714,854    61,931   441,706    9,320    3,156,560    71,251
----------------------------------------------------------------------------------------------------
TOTAL BONDS                           5,020,926   108,440   506,510   12,433    5,527,436   120,873
----------------------------------------------------------------------------------------------------

AFFILIATED                                    -     1,397    14,882    2,796       14,882     4,193
NON-AFFILIATED                          155,373    57,201         -        -      155,373    57,201
----------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                     155,373    58,598    14,882    2,796      170,255    61,394
----------------------------------------------------------------------------------------------------
PREFERRED STOCKS                              -         -         -        -            -         -
----------------------------------------------------------------------------------------------------
TOTAL STOCKS                            155,373    58,598    14,882    2,796      170,255    61,394
----------------------------------------------------------------------------------------------------
TOTAL BONDS AND STOCKS               $5,176,299  $167,038  $521,392  $15,229   $5,697,691  $182,267
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
DECEMBER 31, 2012                     LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                     ---------------------------------------------------------------
                                       FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
     DESCRIPTION OF SECURITIES         VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
----------------------------------------------------------------------------------------------------
U.S. governments                     $   14,792  $     99  $  1,712  $    15   $   16,504  $    114
All other governments                    47,630       154    10,006       48       57,636       202
States, territories and possessions      12,537         5         -        -       12,537         5
Political subdivisions of states,             -         -         -        -            -         -
 territories and possessions             10,477         3    14,973    1,027       25,450     1,030
Special revenue                          61,187        10         -        -       61,187        10
Industrial and miscellaneous            453,594     5,250   605,653   37,128    1,059,247    42,378
----------------------------------------------------------------------------------------------------
TOTAL BONDS                             600,217     5,521   632,344   38,218    1,232,561    43,739
----------------------------------------------------------------------------------------------------

Affiliated                                    -         -    14,590    3,088       14,590     3,088
Non-affiliated                                -         -        10        -           10         -
----------------------------------------------------------------------------------------------------
Total common stocks                           -         -    14,600    3,088       14,600     3,088
----------------------------------------------------------------------------------------------------
Preferred stocks                              -         -         -        -            -         -
----------------------------------------------------------------------------------------------------
TOTAL STOCKS                                  -         -    14,600    3,088       14,600     3,088
----------------------------------------------------------------------------------------------------
TOTAL BONDS AND STOCKS               $  600,217  $  5,521  $646,944  $41,306   $1,247,161  $ 46,827
----------------------------------------------------------------------------------------------------

The Company did not recognize the unrealized losses in the Statement of Operations on these securities at December 31, 2013, because the Company neither intends to sell nor expect to be required to sell these securities before recovery of the amortized cost. For fixed maturity securities with significant declines in value, the Company performed fundamental credit analysis on a security-by security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review for relevant industry reports and forecasts and other available data.

F. Realized Gains/(Losses)
--------------------------------------------------------------------------------

Proceeds from sales and associated gross realized capital gains (losses) for each of the years ended December 31 2013, 2012 and 2011 were as follows:

-----------------------------------------------------------------------------------------------
Years ended December 31           2013                    2012                   2011
-----------------------------------------------------------------------------------------------
                                       EQUITY                  EQUITY                 EQUITY
                            BONDS    SECURITIES     BONDS    SECURITIES    BONDS    SECURITIES
-----------------------------------------------------------------------------------------------
Proceeds from sale       $4,522,537  $10,202,927 $2,182,266    $7,796   $3,520,358  $1,314,510
Gross realized gains        198,647    6,665,144     79,131     1,076      110,006       1,850
Gross realized losses       (18,768)           -     (9,259)     (269)      (4,189)     (1,062)

--------------------------------------------------------------------------------
  24 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


G. Derivative Financial Instruments
--------------------------------------------------------------------------------
The Company's currency derivative financial instruments were entered into to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company's exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company's exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily
JPY).

Market Risk
The Company holds currency derivatives which include currency swaps and currency forwards and will periodically make payments in one currency in exchange for a receipt of a payment in a different currency. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in exchange rates.

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements
The Company is subject to collateral requirements on some of the Company's currency derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or the Company is required to make a payment equal in the amount of foreign currency physically received on certain foreign denominated investment.

The currency derivatives do not qualify for hedge accounting. As a result, the Company's currency contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statement of Operations and Changes in Capital and Surplus until the derivative expires at which time the related unrealized amounts are recognized in Realized capital gains/losses.

The Company did not apply hedge accounting to any of its derivatives. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the company for the years ended December 31, 2013 and 2012.

----------------------------------------------------------------------------------------
                                     DECEMBER 31, 2013     YEAR ENDED DECEMBER 31, 2013
                                 ------------------------  ----------------------------
                                                                            UNREALIZED
                                   OUTSTANDING     FAIR       REALIZED    CAPITAL GAINS/
DERIVATIVE FINANCIAL INSTRUMENT  NOTIONAL AMOUNT   VALUE   GAINS/(LOSSES)    (LOSSES)
----------------------------------------------------------------------------------------
Swaps                               $678,411     $(19,309)     $2,418        $(19,309)
Futures                               87,722       (3,100)        (92)         (3,100)
----------------------------------------------------------------------------------------
Total                               $766,133     $(22,409)     $2,326        $(22,409)
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                     DECEMBER 31, 2012     YEAR ENDED DECEMBER 31, 2012
                                 ------------------------  ----------------------------
                                                                            UNREALIZED
                                   OUTSTANDING     FAIR       REALIZED    CAPITAL GAINS/
DERIVATIVE FINANCIAL INSTRUMENT  NOTIONAL AMOUNT   VALUE   GAINS/(LOSSES)    (LOSSES)
----------------------------------------------------------------------------------------
Swaps                               $502,830     $  2,323      $ (580)       $  2,320
----------------------------------------------------------------------------------------
Total                               $502,830     $  2,323      $ (580)       $  2,320
----------------------------------------------------------------------------------------

The company had no derivatives that changed their hedging status or that were accounted for as cash flow hedges.

H. Other Invested Assets
--------------------------------------------------------------------------------
Fair values are based on the net asset value of the respective entity's financial statements. The Company had no investments in Joint Ventures, Partnerships and Limited Liability Companies representing greater than 10 percent of Admitted Assets.

For other invested assets that are in a continuous loss position for more than twelve months the cost basis is written down to fair value, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss.

--------------------------------------------------------------------------------
  25 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

During 2013, 2012 and 2011, the Company recorded the following impairments on investments in joint ventures and partnerships due to OTTI in fair value:

-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                  2013    2012    2011
-------------------------------------------------------------------------------
GA-GTCO US AIV, L.P.                                    $ 4,957 $     - $     -
PineBridge Employee Hedge Fund, L.P.                      2,341       -       -
AIG Africa Infrastructure Mgmt Fund LLC                   1,132       -       -
Trident II, L.P.                                          1,041       -       -
KRG Capital Fund III, L.P.                                    -   5,074       -
PAI Europe IV, L.P.                                           -   3,514       -
PineBridge Southern Cone Partners, L.P.                       -   1,911       -
Thayer Equity IV                                              -   1,686       -
Matlin Patterson Global Opportunities Partners II, L.P.       -   3,349   2,707
Doughty Hanson & Co. III, LP                                  -   1,383   2,427
Apollo IV LP                                                  -   1,004       -
Knowledge Universe Education, L.P.                            -       -  13,237
   Class A - PineBridge Value/S&P 500 Portfolio               -       -   3,891
   behalf of PineBridge Volatility Arbitrage Onshore
     Series                                                   -       -   2,955
AIG Africa Infrastructure Fund                                -       -   2,844
Questor Partners Fund II, L.P.                                -       -   2,810
Warbug Pincus Equity Partners, LP                             -       -   2,383
AIG Africa Infrastructure Mgmt Fund LLC                       -       -   2,134
Carlyle Europe Partners, L.P.                                 -       -   1,669
PineBridge Asia Partners, L.P.                                -       -   1,298
General Atlantic Partners 82, L.P.                            -       -   1,022
Satellite Fund II, LP                                         -       -     342
Items less than $1.0 million                              1,224   1,508     623
-------------------------------------------------------------------------------
Total                                                   $10,695 $19,429 $40,342
-------------------------------------------------------------------------------

I. Investment Income
--------------------------------------------------------------------------------
The Company had no accrued investment income receivable excluded from surplus as a result of being over 90 days past due. Investment expenses of $27,422, $30,749 and $37,979 were included in Net Investment Income for the years ended December 31, 2013, 2012 and 2011.

J. Securities Lending
--------------------------------------------------------------------------------
During 2012, the Company loaned high grade municipal bonds to counterparties, primarily commercial banks and brokerage firms, who received the tax-exempt income from the bonds. No foreign securities were loaned. In return, the counterparties were required to pay the Company an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of the securities, counterparties were required to post liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for the Company's benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is adjusted daily based on fair value measurements from a third-party pricing source. The Company was not permitted to sell, repledge or otherwise control the collateral unless an event of default occurs by the counterparties.

At the termination of these transactions, the Company and its counterparties were obligated to return the collateral maintained in the third-party custody account and the identical municipal bonds loaned, respectively. Accordingly, the securities lending collateral is not reported on the Company's balance sheet. The Company has not pledged any of its assets as collateral. Consequently, the collateral is considered "off balance sheet". The aggregate amount of collateral received as of December 31, 2012, inclusive of accrued interest, is $2,017,061. The aggregate fair value of securities on loan is $1,939,614 as of December 31, 2012. There were no securities on loan or collateral received as of December 31, 2013.

K. Financial Instruments with Credit Risk
--------------------------------------------------------------------------------
The Company is exposed to credit risk relating to its investments both from potential issuer, geographic or activity concentrations. These risks are managed strategically using asset allocation methodologies that select primarily high quality investments and asset diversification.

--------------------------------------------------------------------------------
  26 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

In addition, AIG company-wide credit risks are monitored by AIG's Financial Risk Group (FRG) who attempt to avoid unwanted or excessive risk accumulations, whether funded or unfunded. To minimize the level of credit risk, the Company may require third party guarantees, reinsurance or collateral, such as letters of credit and trust collateral accounts. The Company monitors the aggregate credit exposure.

   The Company's largest exposures by investment category to a single issuer/borrower/investment, excluding the U.S. government, U.S. government agency securities and those U.S. government money market funds as of December 31, 2013 are as follows:

--------------------------------------------------------------------------------------------------
INVESTMENT CATEGORY         DESCRIPTION OF EXPOSURE       AMOUNT      PERCENTAGE OF TOTAL ADMITTED
                                                                        ASSETS
--------------------------------------------------------------------------------------------------
Lavastone                 Other invested assets - PSA
                          (Loans)                      $   1,856,790              7.5%
METROPOLIS II LLC         Bonds & Notes                      445,617              1.8%
PCIL 167841680 2.15% Due  Other invested assets - PSA
  8/4/2014 At Mat         (Loans)                            433,574              1.8%
FNMA                      Bonds & Notes                      407,198              1.6%
ONTARIO PROV CDA          Bonds & Notes                      359,289              1.5%
FHLMC                     Bonds & Notes                      342,359              1.4%
AIG Home Loan 1, LLC      OTHER INVESTED ASSETS -
                          PSA                                295,540              1.2%
QUEBEC PROV CDA           Bonds & Notes                      249,799              1.0%

   The amounts and percentages of the Company's total admitted assets held in bonds by NAIC rating as of December 31, 2013 are:

   --------------------------------------------------------------------------
   BONDS                                       AMOUNT     PERCENTAGE OF TOTAL
                                                          ADMITTED ASSETS
   --------------------------------------------------------------------------
   NAIC-1                                   $  11,746,746        47.5%
   NAIC-2                                       2,410,649         9.8%
   NAIC-3                                         242,291         1.0%
   NAIC-4                                          70,934         0.3%
   NAIC-5                                          12,015         0.0%
   NAIC-6                                          57,994         0.2%
   --------------------------------------------------------------------------
   Total                                       14,540,629          59%
   --------------------------------------------------------------------------

   The following table shows the Company's two largest foreign investment exposures by country categorized by each of the country's NAIC sovereign ratings as of December 31, 2013.

   -------------------------------------------------------------------------
   COUNTRIES                                NAIC - 1    NAIC - 2   NAIC - 3
                                                                   OR BELOW
   -------------------------------------------------------------------------

   United Kingdom                         $  1,313,654 $        - $        -
   Cayman Islands                              755,856          -          -
   Ireland                                           -    267,283          -
   Spain                                             -    109,144          -
   Jersey                                            -          -    111,872
   Lithuania                                         -          -      8,989
   Other                                     3,759,340    391,012      2,151
   -------------------------------------------------------------------------
   AGGREGATE EXPOSURE                     $  5,828,850 $  767,439 $  123,012
   -------------------------------------------------------------------------

--------------------------------------------------------------------------------
  27 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

   The Company's unhedged foreign currency exposures, categorized by the country's NAIC sovereign rating as of December 31, 2013 are:

   -------------------------------------------------------------------------
                                                                 NAIC - 3 OR
                  COUNTRIES                 NAIC - 1:  NAIC - 2:      BELOW:
   -------------------------------------------------------------------------
   United Kingdom                           $  278,120 $       - $        -
   Australia                                    39,876         -          -
   Ireland                                           -    71,589          -
   Spain                                             -     2,259          -
   Jersey                                            -         -    104,366
   Other                                       103,451     1,686          -
   -------------------------------------------------------------------------
   AGGREGATE EXPOSURE                       $  421,447 $  75,534 $  104,366
   -------------------------------------------------------------------------

   The following table shows the three largest non-affiliated privately placed equities held by the Company as of December 31, 2013:

    -----------------------------------------------------------------------
    INVESTMENT CATEGORY                       AMOUNT    PERCENTAGE OF TOTAL
                                                          ADMITTED ASSETS
    -----------------------------------------------------------------------
    Select Plus Onshore Fund, L.P.              108,037                0.4%
    Knowledge Universe Education, L.P.           93,683                0.4%
    Boston Provident Partners, L.P.              67,617                0.3%
    -----------------------------------------------------------------------
    Aggregate Exposure                     $  2,410,486                9.8%
    -----------------------------------------------------------------------

L. Restricted Assets
--------------------------------------------------------------------------------
The Company had securities with a carrying value of $2,610,670 and $2,875,497 deposited with regulatory authorities as required by law as of December 31, 2013 and 2012.

--------------------------------------------------------------------------------
  28 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

4. FAIR VALUE OF FINANCIAL INSTRUMENTS
--------------------------------------------------------------------------------

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement as of December 31, 2013 and 2012:

  ---------------------------------------------------------------------------
  DECEMBER 31, 2013
                                  (LEVEL 1)  (LEVEL 2)  (LEVEL 3)    TOTAL
  ---------------------------------------------------------------------------
  BONDS                           $        - $  146,304 $   44,725 $  191,029
  COMMON STOCKS                       13,899          -     77,500     91,399
  DERIVATIVE ASSET                         -          -        728        728
  DERIVATIVE LIABILITIES                   -    (8,799)   (14,339)   (23,138)
  MUTUAL FUNDS                       146,365          -          -    146,365
  ---------------------------------------------------------------------------
  TOTAL                           $  160,264 $  137,505 $  108,614 $  406,383

  ---------------------------------------------------------------------------
  DECEMBER31, 2012
                                  (LEVEL 1)  (LEVEL 2)  (LEVEL 3)    TOTAL
  ---------------------------------------------------------------------------

  Bonds                           $        - $   70,614 $   65,311 $  135,925
  Common stocks                        1,704          -    122,411    124,115
  Derivative asset                         -      5,715          -      5,715
  Derivative liabilities                   -    (3,392)          -    (3,392)
  ---------------------------------------------------------------------------
  Total                           $    1,704 $   72,937 $  187,722 $  262,363
  ---------------------------------------------------------------------------

There were no assets carried at fair value that were transferred between Level 1 and Level 2.

A. Fair Value Measurements in (Level 3) of the Fair Value Hierarchy
--------------------------------------------------------------------------------
The following tables show the balance and activity of Financial Instruments classified as level 3 in the fair value hierarchy for the years ended
December 31, 2013 and 2012.

-------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL REALIZED
                  BEGINNING                                    GAINS (LOSSES)  UNREALIZED GAINS  PURCHASES, SALES,  BALANCE AT
                 BALANCE AT    TRANSFERS INTO TRANSFERS OUT OF INCLUDED IN NET (LOSSES) INCLUDED    ISSUANCES,     DECEMBER 31,
               JANUARY 1, 2013    LEVEL 3         LEVEL 3          INCOME         IN SURPLUS     SETTLEMENTS, NET      2013
-------------------------------------------------------------------------------------------------------------------------------
Bonds                $  65,311       $ 58,956      $ (168,016)         $ 6,847        $ (20,238)         $ 101,865    $  44,725
Common stocks          122,411              -                -               -          (44,911)                 -       77,500
Derivatives                  -         15,863                -               -          (29,474)                 -     (13,611)
-------------------------------------------------------------------------------------------------------------------------------
Total                $ 187,722       $ 74,819      $ (168,016)         $ 6,847        $ (94,623)         $ 101,865    $ 108,614
-------------------------------------------------------------------------------------------------------------------------------

For the year ended December 31, 2013, bonds of $168,016 which are no longer carried at fair value, were transferred out of Level 3. Bond balance of $27,502 was transferred into Level 3 and carried at market value during 2013. Prior to the transfer, the securities were Level 3 but not carried at fair value. An additional bond balance of $31,455 was transferred into level 3 and carried at market value during 2013; prior to the transfer, the securities were level 2 and carried at fair value.

Derivative balance of $15,863 was transferred into Level 3 and carried at fair value during 2013. Prior to the transfer, the securities were level 2 and carried at fair value.

---------------------------------------------------------------------------------------------------------
               BEGINNING                                       UNREALIZED
                BALANCE                        TOTAL REALIZED     GAINS
                   AT     TRANSFERS TRANSFERS  GAINS (LOSSES)   (LOSSES)   PURCHASES, SALES,  BALANCE AT
               JANUARY 1,   INTO     OUT OF    INCLUDED IN NET INCLUDED IN    ISSUANCES,     DECEMBER 31,
                  2012     LEVEL 3   LEVEL 3       INCOME        SURPLUS   SETTLEMENTS, NET      2012
---------------------------------------------------------------------------------------------------------
Bonds           $  27,986  $ 26,379 $ (54,805)           $ 198     $ 2,164          $ 63,389    $  65,311
Common stocks     121,822       589          -               -           -                 -      122,411
---------------------------------------------------------------------------------------------------------
Total           $ 149,808  $ 26,968 $ (54,805)           $ 198     $ 2,164          $ 63,389    $ 187,722
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  29 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

For the year ended December 31, 2012, bonds of $44,383, which are no longer carried at fair value, were transferred out of level 3. Bond balances of $7,242 were transferred into level 3 and carried at fair value during 2012. Prior to the transfer, the securities were level 2 but not carried at fair value.

B. Fair Value of all Financial Instruments
--------------------------------------------------------------------------------
The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2013 and 2012:

------------------------------------------------------------------------------------------------------------
                           AGGREGATE FAIR                                                    NOT PRACTICABLE
DECEMBER 31, 2013              VALUE      ADMITTED ASSETS  LEVEL 1    LEVEL 2      LEVEL 3    (CARRY VALUE)
------------------------------------------------------------------------------------------------------------
BONDS                        $ 14,805,292      14,429,367         -   12,368,778   2,436,514               -
COMMERCIAL MORTGAGE LOANS         488,038         496,936         -            -     488,038               -
COMMON STOCK                       99,100          99,100    13,899        7,702      77,500               -
DERIVATIVES - ASSETS                  728             728         -            -         728               -
DERIVATIVES - LIABILITIES        (23,138)        (23,138)         -      (8,799)    (14,339)               -
MEZZANINE MORTGAGE LOANS           16,600          13,529         -            -      16,600               -
MUTUAL FUNDS                      146,365         146,366   146,365            -           -               -
SHORT TERM INVESTMENTS            111,269         111,262    10,872      100,398           -               -
------------------------------------------------------------------------------------------------------------
Total                        $ 15,644,254    $ 15,274,150 $ 171,136 $ 12,468,079 $ 3,005,041              $-
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                           AGGREGATE FAIR                                                    NOT PRACTICABLE
DECEMBER 31, 2012              VALUE      ADMITTED ASSETS  LEVEL 1    LEVEL 2      LEVEL 3    (CARRY VALUE)
------------------------------------------------------------------------------------------------------------
Bonds                        $ 15,156,100      14,245,527         -   11,717,173   3,438,927               -
Cash and cash equivalents         102,015         102,015   100,977        1,038           -               -
Common stock                      131,473         131,473     1,704        7,359     122,411               -
Derivatives - assets                5,715           5,715         -        5,715           -               -
Derivatives - liabilities         (3,392)         (3,392)         -      (3,392)           -               -
Short term investments            303,188         303,188         -          309     302,879               -
------------------------------------------------------------------------------------------------------------
Total                        $ 15,695,099    $ 14,784,526 $ 102,681 $ 11,728,202 $ 3,864,217              $-
------------------------------------------------------------------------------------------------------------

5. RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES (LAE)
--------------------------------------------------------------------------------

A roll forward of the Company's net reserves for losses and LAE as of December 31, 2013, 2012, and 2011, is set forth in the table below:

--------------------------------------------------------------------------------------------------------
DECEMBER 31,                                                          2013         2012         2011
--------------------------------------------------------------------------------------------------------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR                    $ 12,280,858 $ 12,342,958 $ 14,214,768
Incurred losses and LAE related to:
   Current accident year                                             3,261,830    3,711,407    4,105,947
   Prior accident year                                                 544,427      496,884      347,399
--------------------------------------------------------------------------------------------------------
   TOTAL INCURRED LOSSES AND LAE                                  $  3,806,257 $  4,208,291 $  4,453,346
--------------------------------------------------------------------------------------------------------
Paid losses and LAE related to:
   Current accident year                                             (543,916)  (1,046,494)  (1,235,282)
   Prior accident year                                             (2,934,701)  (3,223,897)  (5,089,874)
--------------------------------------------------------------------------------------------------------
   TOTAL PAID LOSSES AND LAE                                       (3,478,617)  (4,270,391)  (6,325,156)
--------------------------------------------------------------------------------------------------------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,                   $ 12,608,498 $ 12,280,858 $ 12,342,958
--------------------------------------------------------------------------------------------------------

The Company ceded certain classes of its Environmental, net asbestos and Excess Workers Compensation losses to an affiliate, Eaglestone Reinsurance Company (Eaglestone), see Note 5B for further details.2013 Paid Losses and LAE are reduced by $855,040 as a result of the loss portfolio transfers detailed in
Note 6.

For 2013, the Company reported adverse loss and LAE net reserve development of $544,427 including accretion of loss reserve discount of $306,000. The adverse development was mostly attributable to Transportation, Construction and Property classes of business partially offset by favorable development in Excess Casualty and Personal lines. Included in this increase, is $34,000 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2013.

--------------------------------------------------------------------------------
  30 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

For 2012, the Company reported adverse loss and LAE net reserve development of $496,884 including accretion of loss reserve discount of $200,841. The adverse development was mostly attributable to Primary Casualty, Public Entity Runoff, and the Excess Casualty classes of business partially offset by favorable development of Financial Lines. Included in this increase, the Company experienced $24,000 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2013. The commutation of an internal reinsurance treaty under which a U.S. subsidiary previously ceded workers' compensation claims Defense Base Act (DBA) to a non-U.S. subsidiary also contributed $35,413 of adverse development.

For 2011, the Company reported adverse loss and LAE net reserve development of $347,399 including accretion of loss reserve discount of $119,867. The adverse development was mostly attributable to Primary Casualty, Specialty Workers Compensation, and the Environmental classes of business partially offset by favorable development of Financial Lines and Excess Casualty classes of business. Included in this increase, the Company experienced $65,000 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2011.

The Company's reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $208,573, $182,999 and $186,051 as of December 31, 2013, 2012 and 2011, respectively. The Company paid $10,752 in the reporting period to settle 59 claims related to extra contractual obligations or bad faith claims stemming from lawsuits.

A. ASBESTOS/ENVIRONMENTAL RESERVES
--------------------------------------------------------------------------------
The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

                                                  ASBESTOS LOSSES              ENVIRONMENTAL LOSSES
--------------------------------------------------------------------------------------------------------
December 31,                                 2013       2012       2011      2013      2012      2011
--------------------------------------------------------------------------------------------------------
   Direct -
Loss and LAE reserves, beginning of year  $1,298,223 $1,425,851 $1,621,783 $  89,561 $  58,951 $  71,689
Incurred losses and LAE                      102,332   (21,979)   (59,457)    28,023    44,895     9,184
Calendar year paid losses and LAE          (149,337)  (105,649)  (136,475)  (29,371)  (14,285)  (21,922)
--------------------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of year        $1,251,218 $1,298,223 $1,425,851 $  88,213 $  89,561 $  58,951
--------------------------------------------------------------------------------------------------------

   Assumed reinsurance -
Loss and LAE reserves, beginning of year  $  167,608 $  170,709 $  162,963 $   7,326 $   5,941 $   5,780
Incurred losses and LAE                        9,786     20,223     28,268     3,256     1,455     1,456
Calendar year paid losses and LAE            118,869   (23,324)   (20,522)   (4,928)      (70)   (1,295)
--------------------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of year        $  296,263 $  167,608 $  170,709 $   5,654 $   7,326 $   5,941
--------------------------------------------------------------------------------------------------------

   Net of reinsurance -
Loss and LAE reserves, beginning of year  $        - $        - $  774,116 $  54,437 $  40,730 $  44,013
Incurred losses and LAE                            -          -     49,204    19,706    23,438     8,853
Calendar year paid losses and LAE                  -          -  (823,320)  (21,149)   (9,731)  (12,136)
--------------------------------------------------------------------------------------------------------
Loss and LAE Reserves, end of year        $        - $        - $        - $  52,994 $  54,437 $  40,730
--------------------------------------------------------------------------------------------------------

Effective January 1, 2011, the Company transferred its net liability for asbestos losses to an affiliated reinsurer.

The Company estimates the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

--------------------------------------------------------------------------------
  31 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The Company had Asbestos loss and LAE -IBNR and Bulk Reserves as follows:

 ------------------------------------------------------------------------------
 ASBESTOS                         LOSS RESERVES              LAE RESERVES
 DECEMBER 31,                 2013     2012     2011    2013    2012     2011
 ------------------------------------------------------------------------------
 Direct basis:              $789,985 $758,534 $908,718 $88,866 $86,427 $103,923
 Assumed reinsurance basis:  140,415   87,628  106,903  14,050   8,256    9,839
 Net of ceded reinsurance
   basis:                          -        -        -       -       -        -

The Company had Environmental loss and LAE -IBNR and Bulk Reserves as follows:

 -----------------------------------------------------------------------------
 ENVIRONMENTAL                         LOSS RESERVES          LAE RESERVES
 DECEMBER 31,                       2013    2012    2011   2013   2012   2011
 -----------------------------------------------------------------------------
 Direct basis:                     $17,317 $14,669 $9,434 $7,422 $6,287 $4,043
 Assumed reinsurance basis:            721     214    433    210     65     96
 Net of ceded reinsurance basis:    10,604   6,944  4,741  4,446  2,950  3,788

B. ENVIRONMENTAL LIABILITY LOSS PORTFOLIO TRANSFER
--------------------------------------------------------------------------------
In 2012, the Company and certain other AIG affiliated insurers (collectively, the AIG Environmental Reinsureds) entered into an environmental loss portfolio transfer reinsurance agreement (Environmental Reinsurance LPT) with Eaglestone. Under the Environmental Reinsurance LPT, the AIG Environmental Reinsureds transferred their liabilities under certain environmental liability policies classified as environmental protection plan coverage (EPP), specified categories of pollution legal liability coverage or "stand alone" cleanup cost cap coverage, together with liabilities under certain other environmental liability policies issued prior to 2004. The effective date of the Environmental Reinsurance LPT was October 1, 2012 (December 10, 2012 for a segment of the EPP business defined as surety). Consideration for the Environmental LPT consisted of an interest adjusted payment of $1,491,871 to Eaglestone (representing the carrying value of the reserves, unearned premium and accrued interest on the liabilities to be ceded, as of the LPT inception date) on a funds withheld basis. Eaglestone established an initial funds withheld asset of $1,491,871, plus accrued interest, and has agreed to provide coverage up to an aggregate limit of $3,650,000 on the assumed exposures. Eaglestone will earn interest of 6 percent on the funds withheld balance attributable to a certain portion the policy premium of the ceded EPP coverage, and equal to the five year moving average of the yield reflected in the Barclays Intermediate Corporate Index on all other funds withheld. Earned interest will be credited to the funds withheld account.

The share of the reserves (and payment) assumed by Eaglestone from each of the AIG Environmental Reinsureds is presented below:

 ------------------------------------------------------------------------------
                                       UNEARNED                       TOTAL
                               LOSS    PREMIUM   ACCRUED INTEREST ENVIRONMENTAL
 COMPANY                     RESERVES  RESERVES     LIABILITY      LIABILITIES
 ------------------------------------------------------------------------------

 ADMITTED POOL COMPANIES:
 National Union              $  69,627 $   8,532    $   1,600      $    79,759
 American Home                  65,962     8,083        1,517           75,562
 C&I                            20,155     2,470          463           23,088
 APCC                            9,161     1,123          211           10,495
 New Hampshire                   9,161     1,123          211           10,495
 ISOP                            9,161     1,123          211           10,495
 ------------------------------------------------------------------------------
 TOTAL ADMITTED POOL
   COMPANIES                 $ 183,227 $  22,454    $   4,213      $   209,894
 ------------------------------------------------------------------------------

 SURPLUS LINES POOL
   COMPANIES:
 Lexington                   $ 601,790 $ 465,276    $  86,714      $ 1,153,780
 Specialty                      66,865    51,697        9,635          128,197
 ------------------------------------------------------------------------------
 TOTAL SURPLUS LINES POOL
   COMPANIES                 $ 668,655 $ 516,973    $  96,349      $ 1,281,977
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 GRAND TOTAL                 $ 851,882 $ 539,427    $ 100,562      $ 1,491,871
 ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  32 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

In addition to its assumption of the liabilities described above and included as part of its liability under the Environmental Reinsurance LPT, Eaglestone has assumed the collection risk on the AIG Environmental Reinsureds' third party reinsurance recoverables with respect to the environmental liability reserves. The third party reinsurance recoverables continues to be reflected in the AIG Environmental Reinsureds' financial statements, and the parties do not intend to seek alternative treatment of the AIG Environmental Reinsureds' Schedule F presentations as a result of this transaction.

Eaglestone and the AIG Environmental Reinsureds have received the required regulatory approvals to enter into the Environmental Reinsurance LPT. Eaglestone and the AIG Environmental Reinsureds recorded the transaction as prospective reinsurance.

C. Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment
   Expenses
--------------------------------------------------------------------------------
The Company discounts its workers' compensation (both tabular and non-tabular) reserves.

Tabular Reserve Discount
--------------------------------------------------------------------------------
The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5 percent interest rate. Only case basis reserves are discounted. The December 31, 2013 and 2012 liabilities include $3,545,562 and $3,622,672 of such discounted reserves, respectively.

The table below presents the amount of tabular discount applied to the Company's reserves as of December 31, 2013, 2012 and 2011.

                                      --------------------------
                LINES OF BUSINESS       2013     2012     2011
                ------------------------------------------------
                Workers Compensation
                   Case Reserves      $226,782 $223,283 $214,052


Non-Tabular Discount
--------------------------------------------------------------------------------
Effective for the fourth quarter of 2013, with the agreement of our Insurance Department of the Commonwealth of Pennsylvania, we changed our statutory discount rate applicable to our non-tabular workers' compensation reserves. Prior to this change, workers' compensation reserves were discounted as follows:

i) For loss reserves associated with accident year 2001 and prior accident years, a discount rate of 6 percent and industry payout patterns, were applied, and
ii)For loss reserves associated with accident year 2002 and subsequent accident years, a rate of 4.25 percent and our own payout patterns were applied.

As a result of the changes effective in the fourth quarter of 2013, consistent with management's objective of applying greater uniformity in the application of discount factors we now apply the (US Treasury) yield curve with durations consistent with our own payout patterns, plus a liquidity spread of 0.37 percent to all workers' compensation reserves.

This rate more closely approximates the expected yield on the underlying invested assets supporting these reserves. As a result of these changes, the total net discount decreased by $194,900.

As prescribed by the Pennsylvania Insurance statutes, the calculation of the Company's non-tabular discount is determined as follows:

                ------------------------------------------------
                LINE OF BUSINESS        2013     2012     2011
                ------------------------------------------------
                Workers Compensation
                   Case Reserves      $446,941 $480,332 $405,872
                   IBNR                319,732  494,200  580,410

--------------------------------------------------------------------------------
  33 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

6. RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

A. Admitted Pool
--------------------------------------------------------------------------------
The Company is party to the Admitted Pool with certain other affiliates. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the Japan and Argentina branches of American Home) to National Union (the lead pooling participant). In turn, each pooling participant receives from National Union its percentage share of the pooled business. The Company's share of the pool is 38 percent. See Note 1 for a listing of all pool participants and their respective participation percentages.

All direct and assumed business written by each of the pool participants is subject to pooling (except as indicated above). Net premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities (including the provision for reinsurance), in the accompanying financial statements emanate from the Company's percentage participation in the pool. All external reinsurance is reported on a pool participation basis.

All pool members are parties to reinsurance agreements with non-affiliated reinsurers covering business subject to the pooling agreement and have a contractual right of direct recovery from the non-affiliated reinsurer per the terms of such reinsurance agreements.

Underwriting assets, liabilities, income and expenses, including the provision for reinsurance and the allowance for uncollectible reinsurance, are allocated to each pool member based on its percentage participation in the Admitted Pool.

Intercompany pooling cessions of direct and assumed underwriting activity by each pool participant to National Union are presented as 100 percent ceded to National Union in accordance with the pooling agreement. All other cessions, including cessions between members of the Admitted Pool, are presented at the pool members' participation percentage.

There are no discrepancies related to the pooled business between the assumed and ceded reinsurance schedules of the pool participants.

B. American International Overseas Association
--------------------------------------------------------------------------------
AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, American Home and National Union.

At the time of forming the Association, the member companies entered into a reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks and business underwritten by American Home's Japan and Argentina branches which are neither subject to the Admitted Pool Agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below. See Note 6E for changes in this business and percentages during 2013.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         INITIAL       CURRENT
                                                                                                      PARTICIPATION PARTICIPATION
                                                                    NAIC     INITIAL       CURRENT       PERCENT       PERCENT
                                                                     CO.  PARTICIPATION PARTICIPATION  SPECIFIC TO   SPECIFIC TO
MEMBER COMPANY                                                      CODE     PERCENT       PERCENT     JAPAN RISK    JAPAN RISK
---------------------------------------------------------------------------------------------------------------------------------
American International Overseas Limited (formerly Chartis Overseas
  Limited)                                                                     67%            0%           85%            0%
Admitted Pool member companies, as follows:
   New Hampshire                                                    23841      12%           12%           10%            0%
   National Union                                                   19445      11%           78%            5%            0%
   American Home                                                    19380      10%           10%            0%            0%

--------------------------------------------------------------------------------
  34 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


The Admitted Pool member companies' participation in the Association is pooled among all Admitted Pool members proportional to their participation in the Admitted Pool. The Company's participation in the Association after the application of its participation in the Admitted Pool is presented in the accompanying Statements of Admitted Assets and Liabilities, Capital and Surplus as follows:

     ---------------------------------------------------------------------
     DECEMBER 31,                                      2013        2012
     ---------------------------------------------------------------------
     Assumed reinsurance premiums receivable        $  256,634  $ 126,110
     Funds held by ceding reinsurers                   174,044     47,293
     Reinsurance recoverable                           126,702     32,969
     Equity in underwriting pools and associations     146,006    269,842
     ---------------------------------------------------------------------
     TOTAL ASSETS                                      703,386    476,214
     ---------------------------------------------------------------------

     Loss and LAE reserves                           1,031,775    401,786
     Unearned premium reserves                         320,113    197,819
     Funds held                                         27,966     12,753
     Ceded balances payable                            146,521     52,023
     Assumed reinsurance payable                       155,835     56,822
     Other liabilities                                  18,665          -
     ---------------------------------------------------------------------
     TOTAL LIABILITIES                               1,700,875    721,203
     ---------------------------------------------------------------------
     TOTAL SURPLUS                                  $ (997,489) $(244,989)
     ---------------------------------------------------------------------

The Association's fiscal year end is November 30th. Although the fiscal year end for the members of the Admitted Pool is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end.

As of December 31, 2012 the Association reported its share of an asset of $2,550,494 representing the value of subsidiaries and affiliated entities (SCA's). As of December 31, 2012, Chartis Europe S.A. and AIG Europe Holdings Limited (AEHL) represented $2,538,825 of this total SCA asset.

The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the Admitted Pooling Agreement. At December 31, 2012 the Company's interest in the Association's SCA entities was $319,832, and was reported as a component of Equities in Underwriting Pools and Associations.


--------------------------------------------------------------------------------
  35 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

C. Significant Transactions
--------------------------------------------------------------------------------
The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2013, 2012 and 2011 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company's admitted assets as of December 31, 2013, 2012 and 2011. This table also includes all capital contributions and dividends:

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   2013
                                                                          -------------------------------------------------------
                                                                              ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                                  THE COMPANY                 THE COMPANY
---------------------------------------------------------------------------------------------------------------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION        NAME OF AFFILIATE          STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------------

 03/31/13      DIVIDEND                 AIG PROPERTY CASUALTY U.S., INC.     $      -              -    $4,758,898    SECURITIES
 03/31/13      DIVIDEND                 AIG PROPERTY CASUALTY U.S., INC.            -              -           583       IN KIND
 08/16/13      DIVIDEND                 AIG PROPERTY CASUALTY U.S., INC.            -              -       198,716       IN KIND
 09/23/13      DIVIDEND                 AIG PROPERTY CASUALTY U.S., INC.            -              -       150,000          CASH
 10/01/13      DIVIDEND                 AIG PROPERTY CASUALTY U.S., INC.            -              -       220,280    SECURITIES
 02/08/14      RETURN OF CAPITAL        AIG PROPERTY CASUALTY U.S., INC.            -              -           479       IN KIND
 03/31/13      RETURN OF CAPITAL        AIG PROPERTY CASUALTY U.S., INC.            -              -     5,444,023    SECURITIES
 08/16/13      RETURN OF CAPITAL        AIG PROPERTY CASUALTY U.S., INC.            -              -       235,162       IN KIND
 03/26/13      DIVIDEND INCOME          LEXINGTON                             500,000           CASH             -             -
 12/19/13      PURCHASE OF SECURITIES   AMERICAN HOME                         372,650     SECURITIES       376,683          CASH
 12/19/13      PURCHASE OF SECURITIES   NEW HAMPSHIRE                         200,865     SECURITIES       203,301          CASH
 VARIOUS       PURCHASE OF SECURITIES   LEXINGTON                             370,113     SECURITIES       372,477          CASH
 VARIOUS       PURCHASE OF SECURITIES   C&I                                   388,451     SECURITIES       391,937          CASH
 09/26/13      SALE OF SECURITIES       APCC                                   61,280           CASH        60,317    SECURITIES
 09/26/13      SALE OF SECURITIES       NEW HAMPSHIRE                         179,634           CASH       171,803    SECURITIES
 09/26/13      SALE OF SECURITIES       ISOP                                   47,629           CASH        45,595    SECURITIES
 VARIOUS       SALE OF SECURITIES       C&I                                   723,848           CASH       706,072    SECURITIES
 VARIOUS       SALE OF SECURITIES       AMERICAN HOME                         588,863           CASH       563,558    SECURITIES
 12/31/13      PURCHASE OF SECURITIES   APCC                                   77,388     SECURITIES        77,388          CASH
 12/31/13      PURCHASE OF SECURITIES   NEW HAMPSHIRE                          94,243     SECURITIES        94,243          CASH
 12/31/13      PURCHASE OF SECURITIES   ISOP                                  112,838     SECURITIES       112,838          CASH
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   2012
                                                                          -------------------------------------------------------
                                                                              ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                                  THE COMPANY                 THE COMPANY
---------------------------------------------------------------------------------------------------------------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION        NAME OF AFFILIATE          STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------------
 03/27/12      Dividend                 AIG Property Casualty U.S., Inc.    $        -             -     $ 33,896           Cash
 03/27/12      Dividend                 AIG Property Casualty U.S., Inc.             -             -      876,104     Securities
 Various       Dividend                 AIG Property Casualty U.S., Inc.             -             -       25,998        In kind
 10/19/12      Dividend                 AIG Property Casualty U.S., Inc.             -             -      800,000           Cash
 10/19/12      Dividend Income          Lexington                              720,000          Cash            -              -
 10/19/12      Dividend Income          Chartis Specialty                       80,000          Cash            -              -
 03/31/12      Capital contribution     AIG Property Casualty U.S., Inc.     2,044,307       In kind            -              -
 Various       Capital contribution     AIG Property Casualty U.S., Inc.         1,553       In kind            -              -
 Various       Capital contribution     AIG Property Casualty U.S., Inc.        55,536       In kind            -              -
 Various       Capital contribution     AIG Property Casualty U.S., Inc.            27       In kind            -              -
 12/27/12      Capital contribution     AIG Property Casualty U.S., Inc.       300,000          Cash            -              -
 07/27/12      Purchase of securities   Lexington                              182,409    Securities      182,409           Cash
 12/27/12      Purchase of securities   AIG Financial Products Corp.           211,321    Securities      211,321           Cash
 05/31/12      Sale of securities       Lexington                              331,230          Cash      323,289     Securities
 Various       Sale of securities       AIG                                    233,733          Cash      221,001     Securities
 12/27/12      Additional investment    Lexington                                    -             -      200,000           Cash
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  36 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   2011
                                                                              ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                                  THE COMPANY                 THE COMPANY
---------------------------------------------------------------------------------------------------------------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION        NAME OF AFFILIATE          STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
---------------------------------------------------------------------------------------------------------------------------------
 03/01/11    Dividend                   AIG Property Casualty U.S., Inc.     $      -              -     $ 14,930        In kind
 01/07/11    Dividend                   AIG Property Casualty U.S., Inc.            -              -      325,000           Cash
 09/30/11    Dividend                   AIG Property Casualty U.S., Inc.            -              -      290,000           Cash
 12/19/11    Dividend                   AIG Property Casualty U.S., Inc.            -              -      210,000           Cash
 11/01/11    Dividend                   AIG Property Casualty U.S., Inc.            -              -       21,416        In kind
 12/28/11    Dividend                   AIG Property Casualty U.S., Inc.            -              -       20,000           Cash
 06/30/11    Eaglestone capitalization  AIG Property Casualty U.S., Inc.      620,000           Cash            -              -
 06/30/11    Capital contribution       AIG Property Casualty U.S., Inc.       17,617           Cash            -              -
 Various     Capital contribution       AIG Property Casualty U.S., Inc.       11,112        In kind            -              -
 Various     Capital contribution       AIG Property Casualty U.S., Inc.        3,036        In kind            -              -
 03/28/11    Purchase of securities     Investment Program                    351,143     Securities      351,143           Cash
 03/31/11    Eaglestone capitalization  AIG Property Casualty U.S., Inc.            -              -      510,000           Cash
 08/18/11    Sale of securities         Lexington                             418,412           Cash      399,788     Securities
---------------------------------------------------------------------------------------------------------------------------------

In December, 2013 AIG, through certain intermediate holding companies, contributed $1,959,875 to Fieldstone Securitization I LLC (Fieldstone) subsequent to which Fieldstone redeemed, at par of $2,308,589 plus accrued interest of $20,633 all of its outstanding notes, which were owned by National Union, New Hampshire, ISOP and APCC (the Fieldstone Investors). The Fieldstone Investors recognized investment income, representing the unamortized discount as of the redemption date, as outlined in the following table:

   -------------------------------------------------------------------------
   COMPANY                                          PAR     INTEREST INCOME
   -------------------------------------------------------------------------
   National Union                                $1,561,046 $13,952  $57,570
   New Hampshire                                    249,098   2,226    9,186
   ISOP                                             256,343   2,291    9,454
   APCC                                             242,102   2,164    8,929
   -------------------------------------------------------------------------
      Total                                      $2,308,589 $20,633  $85,139
   -------------------------------------------------------------------------

Subsequent to the redemption by Fieldstone, Fieldstone was merged into Lavastone Capital LLC ("Lavastone"), resulting in all of the assets of Fieldstone becoming collateral in support of National Union's loan program with Lavastone as borrower, and Lavastone and National Union agreed to modify the loan program.

Lavastone has pledged all of its assets (comprised of life insurance policies including those received as a result of the merger of Fieldstone, cash, and receivables related to matured policies) to National Union. The Lavastone loan program has three separate elements - a 15-year senior term loan due August 2026 with original principal of $1,087,653 plus capitalized interest at a rate of 5.1 percent; a 20-year junior term loan due August 2031 for $175,000 at a rate of 6.8 percent; and a 20-year revolving component pursuant to which Lavastone may borrow up to $600,000 (increased from $350,000 from time to time for the purpose of keeping its investments in life insurance in force, at a rate of 3.2 percent. These interest rates were decreased to the current rates, from 6.5 percent, 9 percent, and 6.5 percent, respectively. Interest on each component is due and payable at maturity, but is prepayable, as is principle, based upon the availability of funds. It is expected that Lavastone will repay all of these amounts using funds it receives from its assets, which are primarily comprised of investments in life insurance. During 2013 and 2012, National Union recognized $118,396 and $106,771 of investment income related to this credit facility, respectively.

As of December 31, 2013 and 2012, National Union's carrying values of the senior term loan, the junior term loan and the revolver were as follows, including in each case accrued interest:

                --------------------------------------------------------
                                          STATUTORY CARRYING VALUE AS OF
                                                    DECEMBER 31,
                                          ------------------------------
                                             2013            2012
                --------------------------------------------------------
                Senior term loan          $1,341,491      $1,254,914
                Junior term loan             216,761         197,664
                Revolver                     300,338         193,154
                --------------------------------------------------------
                Total                     $1,858,590      $1,645,732
                --------------------------------------------------------

--------------------------------------------------------------------------------
  37 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

During 2013 and 2012, principal payments of $32,847 and $31,080 were made on the revolver. As of December 31, 2013 the total fair value of the collateral was $2,834,768. AIG has guaranteed Lavastone's performance of its obligations under the credit facility.

D. Restructuring Domestic Operations
--------------------------------------------------------------------------------
Effective January 1, 2014, the Company modified its intercompany pooling arrangement. Refer to Note 13 for information regarding the termination of the Admitted Pool and the creation of a combined pool with additional affiliates, effective January 1, 2014.

On January 31, 2013, National Union's Board of Directors approved a distribution of their 100 percent ownership interest of Lexington and Specialty to AIG Property Casualty U.S., Inc. This transaction was approved by the Illinois, Delaware and Pennsylvania insurance departments. Prior to the distribution, the Company received a dividend from Lexington of $500,000 on March 26, 2013. The distribution was made on March 31, 2013. As a result of this transaction, National Union recorded $5,444,023 as a return of capital, $4,758,898 as an extraordinary dividend and recognized a gain of $6,665,137.

Effective January 1, 2012, Chartis Select, which was wholly-owned by National Union, was merged into Lexington. Effective March 31, 2012, the shares of Lexington and Specialty previously owned by APCC and ISOP were distributed to AIG Property Casualty U.S., Inc, and subsequently contributed to National Union. National Union recorded $2,044,307 as a capital contribution as a result of these transactions.

Effective January 1, 2012, Landmark Insurance Company (Landmark) was merged into National Union and Chartis Select Insurance Company (Chartis Select) was merged into Lexington. In conjunction with the Landmark merger, National Union retroceded 100 percent of Landmark's gross reserves to Lexington Insurance Company (Lexington).

After the execution of these mergers, Landmark's 2 percent participation and Chartis Select's 18 percent participation in the Surplus Lines Pool among Landmark, Chartis Select, Lexington and AIG Specialty Insurance Company (Specialty) were added to Lexington's 70 percent participation, thereby increasing Lexington's participation percentage in such pool to 90 percent.

E. Restructuring Foreign Operations
--------------------------------------------------------------------------------

As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, AIG PC continued to restructure the foreign branch operations of the Admitted Pool members. Generally, the results of these foreign branch operations, with the exception of American Home's Japan and Argentina branches, were historically reported as part of the operations of the Association by its member companies. The U.S. member companies of the Association share their participation with the remaining members of the Admitted Pool.

During 2013, there were three significant restructuring events affecting the Association.

..   In June, all of the Association business originating in Japan was removed from the Association and transferred to National Union (Japan redirect).
..   In December, American International Overseas, Ltd. (AIOL) withdrew from the
    Association, with its 67 percent share transferred to National Union (AIOL de-risk).
..   In September, the Association distributed its shares of AEHL to its members and all such shares owned by US members were then subsequently distributed to AIG PC US.

In all cases, the business assumed by the Association members is shared with the members of the Admitted Pool.

Loss Portfolio Transfers
--------------------------------------------------------------------------------
Japan Redirect
The AIG PC US insurance companies entered into a series of novations, commutations and other agreement modifications that redirected the Japanese exit reinsurance flows from the Association members and nominees to National Union. The transaction had the overall effect of eliminating the Association's participation in any business from Japan, by moving such exposure to the Admitted Pool members. The difference between the consideration paid and the reserves transferred represents reimbursement of commissions ceded and the transfer of other receivables and payables.

AIOL De-risk
AIOL withdrew from the Association and entered into a final settlement with American Home, New Hampshire and National Union that effected a full transfer to National Union of all assets, liabilities, and interests (whether present or future, and known or unknown) relating to AIOL's

--------------------------------------------------------------------------------
  38 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

membership in the Association and participation in the reinsurance agreement that governs the insurance business pooled in the Association. After the effective date, all profits and losses arising from the Association are shared as follows: American Home (10 percent), New Hampshire (12 percent) and National Union (78 percent).

A majority of the loss reserves transferred were executed by novation agreements, with the remaining reserve transfers being executed via commutation or other forms of agreement. The companies have obtained a permitted practice to present the consideration received in relation to loss reserves transferred as negative paid losses rather than as premiums earned. Therefore, all of the consideration received in relation to loss reserves transferred to Admitted pool members as a result of this transaction are treated the same way, regardless of the legal form of the agreement that effected the change. Absent this permitted practice, $691,290 of negative paid losses would instead have been presented as earned premiums at the total pool level.

Commission expenses represent an allowance for acquisition expenses to AIOL associated with the transferred unearned premiums.

--------------------------------------------------------------------------------
The impact of the Japan redirect and AIOL de-risk Loss Portfolio Transfers are reflected in the following table after the impact of the US pooling.

                                              ---------------------------------
                                                Japan     AIOL de-
                                               redirect     risk       Total
                                              ---------------------------------
ASSETS:
Insurance balances receivable, net            $  48,818  $ 141,942  $  190,760
Equities in pools and associations                    -    340,883     340,883
                                              ---------------------------------
Total Assets                                  $  48,818  $ 482,825  $  531,643
                                              ---------------------------------

LIABILITIES:
Reserves for loss and LAE                     $ 163,751  $ 691,290  $  855,041
Unearned premium reserves                       451,939    214,476     666,415
                                              ---------------------------------
Total Liabilities                             $ 615,690  $ 905,766  $1,521,456
                                              ---------------------------------

STATEMENT OF OPERATIONS AND CHANGES IN
  SURPLUS:
Premiums written                              $ 451,939  $ 201,736  $  653,675
                                              ---------------------------------
Premiums earned                                       -    (12,740)    (12,740)
Losses incurred                                       -    (19,172)    (19,172)
Commission expense                              188,796     50,815     239,611
Change in nonadmitted assets                          -    (66,946)    (66,946)
Other                                                 -       (266)       (266)
                                              ---------------------------------
Total Change in Surplus                       $(188,796) $(111,595) $ (300,391)
                                              ---------------------------------

NET IMPACT                                    $(378,076) $(311,346) $ (689,422)
                                              ---------------------------------
Cash                                          $ 336,811  $   2,793  $  339,604
Bonds                                           658,125    530,784   1,188,909
Settlement of intercompany pooling balances    (616,860)  (222,231)   (839,091)
                                              ---------------------------------
NET CONSIDERATION RECEIVED                    $ 378,076  $ 311,346  $  689,422
                                              ---------------------------------

Distribution of Affiliate
--------------------------------------------------------------------------------
The Association distributed shares of AEHL, cash and bonds to its members. The following details the distribution components received by the Admitted Pool members from the Association:

           ---------------------------------------------------------
                              NATIONAL AMERICAN    NEW
           DECEMBER 31, 2013   UNION     HOME   HAMPSHIRE   TOTAL
           ---------------------------------------------------------
             AEHL Shares      $433,879 $394,435 $473,322  $1,301,636
             Cash              269,354  416,559  118,623     804,536

--------------------------------------------------------------------------------
  39 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                          Bonds  -   -   73,489 73,489

Immediately following the receipt of this distribution, all of the AEHL shares received by New Hampshire, National Union and American Home were distributed by way of dividend and return of capital to AIG Property Casualty U.S., Inc. The Admitted Pool members share the Association interest (and the resulting AEHL consideration) in accordance with their pool participation percentages. The following table shows the impact of the contributions and distributions related to this transaction on each of the Admitted Pool members:

---------------------------------------------------------------------------------------------------------
                                NATIONAL   AMERICAN     NEW
DECEMBER 31, 2013                UNION       HOME    HAMPSHIRE     C&I       ISOP      APCC      TOTAL
---------------------------------------------------------------------------------------------------------
Change in:
   Total Assets                $(293,810) $(239,450) $  11,789  $(138,454) $ 18,430  $ 18,430  $(623,065)
   Total Liabilities                   -     22,288    287,681          -         -         -    309,969

Statement of Operations and
  Changes in Surplus:
   Net Income                    368,415    349,025     48,476    106,646    48,476    48,476    969,513
   Unrealized gains/(losses)    (228,347)  (216,328)   (30,046)   (66,100)  (30,046)  (30,046)  (600,912)
   Dividends paid               (198,716)  (394,435)  (142,233)  (179,000)        -         -   (914,385)
   Return of capital            (235,162)         -   (152,089)         -         -         -   (387,251)
---------------------------------------------------------------------------------------------------------
Total Surplus:                 $(293,810) $(261,738) $(275,892) $(138,454) $ 18,430  $ 18,430  $(933,034)
---------------------------------------------------------------------------------------------------------

Branch Conversions
For the 2013 and 2012 reporting periods, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of the Association:

  ----------------------------------------------------------------------------
  YEAR ENDED DECEMBER 31, 2013

  EFFECTIVE DATE          BRANCH NAME                 TRANSFEREE ENTITY
  ----------------------------------------------------------------------------
    12/1/2012    Jamaica Branch of American     Chartis Jamaica Insurance
                 Home                           Company Limited
    12/1/2012    Panama Branch of National      AIG Seguros Panama, S.A. (fka
                 Union                          Chartis Seguros Panama, S.A.)
    3/1/2013     Honduras Branch of American    AIG Seguros Guatemala, S.A.
                 Home                           (fka Chartis Seguros
                                                Guantemala)
    6/1/2013     Papua New Guinea Branch of     AIG PNG Limited
                 American Home
  ----------------------------------------------------------------------------

On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $21,743 and $18,432, respectively. These balances were previously reported as Equities in Pools and Associations.

  ----------------------------------------------------------------------------
  YEAR ENDED DECEMBER 31, 2012

  EFFECTIVE DATE          BRANCH NAME                 TRANSFEREE ENTITY
  ----------------------------------------------------------------------------
    12/1/2011    Cyprus Branch of American Home AIG Europe Limited, Cyprus
                                                Branch
    12/1/2011    Malta Branch of American Home  AIG Europe Limited, Malta
                                                Branch
    12/1/2011    New Zealand Branch of          AIG Insurance New Zealand
                 American Home                  Limited (fka Chartis
                                                Insurance New Zealand Limited)
    3/1/2012     Aruban Branch of American Home Aruba AIG Insurance N.V. (fka
                                                Chartis Aruba Insurance
                                                Company N.V.)
    3/1/2012     Greek Branch of National Union AIG Europe Limited (Greece
                                                Branch) (fka Chartis
                                                Insurance UK Limited, Greek
                                                Branch)
    6/1/2012     Korean Branch of American Home Singapore Adjusters &
                                                Suveyors Co. (Pte.) Ltd. (fka
                                                Chartis Singapore Insurance
                                                Pte. Ltd)
  ----------------------------------------------------------------------------

On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $158,203 and $136,264, respectively. These balances were previously reported as Equities in Pools and Associations.

Effective July 1, 2012, the Articles of Association of the Association were amended to provide that the business of American Home's Argentina Branch will no longer be directed to the Association, and that the legal and beneficial ownership of American Home's Argentina Branch would be aligned under American Home. As a result, all of the business of American Home Argentina Branch is now reported within the results of American Home and will not be allocated to the remaining members of the Admitted Pool.

--------------------------------------------------------------------------------
  40 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Prior to December 1, 2012 American Home owned 19.723 percent of the record title of AIG-Metropolitana Cia. de Seguros y Reaseguros del Ecuador S.A.; the beneficial interest in this title was owned by the Association. On December 1, 2012, both the record title and the beneficial interest were transferred to Chartis Latin America Investments, LLC.

F. Amounts Due to or from Related Parties
--------------------------------------------------------------------------------
At December 31, 2013 and 2012, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and are reported as non-admitted if balances remain outstanding more than ninety days past the due date as specified in the agreement.

     ----------------------------------------------------------------------
     COMPANY                                                2013     2012
     ----------------------------------------------------------------------
     Balances with admitted pool companies                $134,120 $ 21,135
     Balances with less than 0.5% of admitted assets       378,874  345,512
     ----------------------------------------------------------------------
     Receivable from parent, subsidiaries and affiliates  $512,994 $366,647
     ----------------------------------------------------------------------
     Balances with admitted pool companies                $229,879 $337,422

     Balances with less than 0.5% of admitted assets       530,238  127,299
     ----------------------------------------------------------------------
     Payable to parent, subsidiaries and affiliates       $760,117 $464,721
     ----------------------------------------------------------------------

Federal and foreign income taxes payable under the Tax Sharing Agreement at December 31, 2013 and 2012 were $0 and $492 respectively. Payment will be made to AIG depending on the facts and circumstances that generated the liability.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2013 and 2012.

G. Capital Maintenance Agreements
--------------------------------------------------------------------------------
AIG has unconditional capital maintenance agreements (CMAs) in place with the Company and certain other AIG subsidiaries to facilitate the transfer of capital and liquidity within AIG.

AIG, AIG PC US and certain AIG PC US insurance subsidiaries are parties to a consolidated CMA. The CMA provides that AIG will maintain the total adjusted capital of these AIG PC US insurance subsidiaries, measured as a group (the Fleet), at or above the specified minimum percentage of the Fleet's projected total authorized control level Risk-Based Capital (RBC). In addition, the CMA provided that if the total adjusted capital of the Fleet exceeds that same specified minimum percentage of the Fleet's total authorized control level RBC, subject to approval by their respective boards, and compliance with applicable insurance laws, the AIG PC US insurance subsidiaries would declare and pay ordinary dividends to their respective equity holders up to an amount necessary to reduce the Fleet's projected or actual total adjusted capital to a level equal to or not materially greater than such specified minimum percentage. The CMA excludes deferred tax assets from the calculation of total adjusted capital and removes the dividend requirement of the Fleet. The specified minimum percentage in the CMA was 325 percent as of December 31, 2013. AIG will continue to manage capital flows between AIG and the AIG PC US insurance subsidiaries through internal, Board-approved policies and guidelines.

H. Guarantees or Contingencies for Related Parties
--------------------------------------------------------------------------------
The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in Note 11.

--------------------------------------------------------------------------------
  41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

I. Management, Service Contract and Cost Sharing Arrangements
--------------------------------------------------------------------------------
In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management as listed below. The following table summarizes transactions that exceeded one-half of one percent of the Company's admitted assets during 2013, 2012 and 2011:

          ------------------------------------------------------------
          AFFILIATES                          2013     2012     2011
          ------------------------------------------------------------
          AIG Global Claims Services, Inc.  $285,763 $254,809 $263,957
          AIG PC Global Services, Inc.       141,603   41,948  287,959

          ------------------------------------------------------------
             Total                          $427,366 $296,757 $551,916
          ------------------------------------------------------------

The reductions in 2012 management service expenses related to changes and further streamlining affecting the Company and its affiliates. A component of the reduction followed an updated assessment of the Company's expense allocation (through use of time studies and other allocation factors). The increased 2013 management service costs included severance expenses pertaining to an AIG initiative to centralize work streams into lower cost locations and create a more streamlined organization.

As of December 31, 2013 and 2012, short-term investments included amounts invested in the AIG Managed Money Market Fund of $90,838 and $291,113, respectively.

7. REINSURANCE
--------------------------------------------------------------------------------
In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize their net loss exposure to any single catastrophic loss event or to an accumulation of losses from a number of smaller events or to provide greater diversification of our businesses. In addition, the Company may assume reinsurance from other insurance companies. A portion of the IBNR loss will be recoverable under our reinsurance contracts in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are substantially collateralized. The Company remains liable to the extent that our reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of our reinsurers is regularly evaluated and monitored for concentration of credit risk.

The following table shows the Company's net premium written and earned for the years ending December 31, 2013, 2012 and 2011:

----------------------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,                2013                      2012                      2011
                               ------------------------  ------------------------  -----------------------
                                 WRITTEN     EARNED        WRITTEN     EARNED        WRITTEN     EARNED
----------------------------------------------------------------------------------------------------------
Direct premiums                $ 6,731,572 $ 6,589,486   $ 7,047,281 $ 7,329,690   $ 7,397,297 $ 7,576,911
Reinsurance premiums assumed:
   Affiliates                   11,078,798  10,552,546    10,080,903  10,364,244    10,299,460  11,209,710
   Non-affiliates                  545,446     545,491       507,991     554,293       483,259     574,522
----------------------------------------------------------------------------------------------------------
       GROSS PREMIUMS           18,355,816  17,687,523    17,636,175  18,248,227    18,180,016  19,361,143
----------------------------------------------------------------------------------------------------------
Reinsurance premiums ceded:
   Affiliates                   11,487,149  11,379,135    11,478,443  11,843,600    11,657,777  12,371,976
   Non-affiliates                1,446,122   1,344,363     1,481,573   1,574,319     1,660,916   1,695,581
----------------------------------------------------------------------------------------------------------
       NET PREMIUMS            $ 5,422,545 $ 4,964,025   $ 4,676,159 $ 4,830,308   $ 4,861,323 $ 5,293,586
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  42 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

As of December 31, 2013 and 2012, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

-------------------------------------------------------------------------------
                           UNEARNED PREMIUM PAID LOSSES AND RESERVES FOR LOSSES
                               RESERVES           LAE             AND LAE
-------------------------------------------------------------------------------
DECEMBER 31, 2013:
   AFFILIATES                 $5,612,680       $ 65,502         $32,565,687
   NON-AFFILIATES                474,168        346,895           3,267,332
-------------------------------------------------------------------------------
   TOTAL                       6,086,848        412,397          35,833,019
-------------------------------------------------------------------------------

DECEMBER 31, 2012:
   Affiliates                  5,519,902        150,806          31,884,941
   Non-affiliates                372,404        285,585           2,993,475
-------------------------------------------------------------------------------
   TOTAL                      $5,892,306       $436,391         $34,878,416
-------------------------------------------------------------------------------

A. Reinsurance Return Commission
--------------------------------------------------------------------------------
The maximum amount of return commission which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2013 and 2012 with the return of the unearned premium reserve is as follows:

-------------------------------------------------------------------------------
                ASSUMED REINSURANCE    CEDED REINSURANCE           NET
               --------------------- --------------------- --------------------
                PREMIUM   COMMISSION  PREMIUM   COMMISSION  PREMIUM  COMMISSION
                RESERVE     EQUITY    RESERVE     EQUITY    RESERVE    EQUITY
-------------------------------------------------------------------------------
DECEMBER 31,
  2013
   AFFILIATES  $6,089,044 $1,143,783 $5,612,680  $865,100  $476,364   $278,683
   ALL OTHER      415,657     78,078    474,168    73,085   (58,511)     4,993
-------------------------------------------------------------------------------
TOTAL          $6,504,701 $1,221,861 $6,086,848  $938,185  $417,853   $283,676
-------------------------------------------------------------------------------

DECEMBER 31,
  2012
   Affiliates  $5,595,926 $  850,571 $5,519,902  $726,960  $ 76,024   $123,611
   All Other      415,707     63,187    372,404    49,045    43,303     14,142
-------------------------------------------------------------------------------
Total          $6,011,633 $  913,758 $5,892,306  $776,005  $119,327   $137,753
-------------------------------------------------------------------------------

B. Unsecured Reinsurance Recoverable
--------------------------------------------------------------------------------
Individual reinsurers with unsecured balances in excess of 3 percent of policyholders' surplus at December 31, 2013 are as follows:

 ------------------------------------------------------------------------------
                                                           NAIC CO.
 REINSURER                                                   CODE     AMOUNT
 ------------------------------------------------------------------------------
 Affiliates:
   Admitted Pool                                              -     $36,430,025
   Eaglestone Reinsurance Company                           10651       761,676
 Other affiliates below $1.0 million                                    158,760
 ------------------------------------------------------------------------------
   TOTAL AFFILIATES                                                 $37,350,461
 ------------------------------------------------------------------------------
   Transatlantic Group                                                  260,821
   Swiss Re Group                                                       259,927
   Other non-affiliates less than $1.0 million                        1,982,084
 ------------------------------------------------------------------------------
 TOTAL NON-AFFILIATES                                                 2,502,832
 ------------------------------------------------------------------------------
   TOTAL AFFILIATES AND NON-AFFILIATES                              $39,853,293
 ------------------------------------------------------------------------------

C. Reinsurance Recoverable in Dispute
--------------------------------------------------------------------------------
At December 31, 2013 and 2012, the aggregate of all disputed items did not exceed 10 percent of capital and surplus and there was no amount in dispute for any single reinsurer that exceeded 5 percent of capital and surplus. The total reinsurance recoverable balances in dispute are $112,370 and $108,907 as of December 31, 2013 and 2012, respectively.

--------------------------------------------------------------------------------
  43 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

D. Commutation of Ceded Reinsurance
--------------------------------------------------------------------------------
The Company has reported a loss in its operations for 2013, 2012 and 2011 as a result of commutations of reinsurance with the companies listed below. Amounts by type of loss and by reinsurer in total are reflected as follows:

-------------------------------------------------------------------------------
BY TYPE                                                   2013   2012    2011
-------------------------------------------------------------------------------
Losses incurred                                          $5,351 $58,822 $2,265
LAE incurred                                                  -       -      -
Premiums earned                                               -       -     (7)
Other                                                         -       -      -

-------------------------------------------------------------------------------
BY REINSURER                                              2013   2012    2011
-------------------------------------------------------------------------------
Reinsurance Management Group, LLC                        $1,801 $     - $    -
AUL Reinsurance Management Services, LLC                  1,336       -      -
Twin Rivers II, Inc.                                      1,042       -      -
Insurance Company of the State of Pennsylvania                -  52,961      -
American United Life Ins Co.                                  -   1,819      -
First Allmerica Financial Insurance Company                   -   1,186      -
Trenwick America Reinsurance Corporation                      -   1,081      -
Argonaut Midwest Insurance Company                            -       -  1,987
Other reinsurers below $1 million                         1,172   1,775    285
-------------------------------------------------------------------------------
Total                                                    $5,351 $58,822 $2,272
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  44 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

8. DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
The Company applies deposit accounting to insurance policies and reinsurance contracts that lack sufficient risk transfer. The Company's deposit assets and liabilities and funds held consisted of the following:

 ------------------------------------------------------------------------------
                                     DEPOSIT   DEPOSIT   FUNDS HELD FUNDS HELD
                                     ASSETS  LIABILITIES   ASSETS   LIABILITIES
 ------------------------------------------------------------------------------
 DECEMBER 31, 2013
    DIRECT                           $     -   $96,887       $-       $     -
    ASSUMED                                -       130        -             -
    CEDED                             17,914         -        -         2,128
 ------------------------------------------------------------------------------
    TOTAL                            $17,914   $97,017       $-       $ 2,128
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                                     DEPOSIT   DEPOSIT   FUNDS HELD FUNDS HELD
                                     ASSETS  LIABILITIES   ASSETS   LIABILITIES
 ------------------------------------------------------------------------------
 DECEMBER 31, 2012                   $         $             $        $
    Direct                                 -    91,462        -             -
    Assumed                                -         -        -             -
    Ceded                              4,056         -        -        18,981
 ------------------------------------------------------------------------------
    TOTAL                            $ 4,056   $91,462       $-       $18,981
 ------------------------------------------------------------------------------

The table below shows the Company's deposit asset and liability activity of and for the years ended December 31, 2013 and 2012.

 ------------------------------------------------------------------------------
                                           2013                   2012
                                  ---------------------  ---------------------
                                   DEPOSIT     DEPOSIT    DEPOSIT     DEPOSIT
                                    ASSETS   LIABILITIES   ASSETS   LIABILITIES
 ------------------------------------------------------------------------------
 BALANCE AT JANUARY 1              $ 4,055    $ 91,462     $    3    $103,048
    Deposit activity, including
      loss recoveries               13,858       7,382      4,052      (9,719)
    Interest income or expense,
      net of amortization of
      margin                             -      (1,827)         -      (1,867)
 ------------------------------------------------------------------------------
 BALANCE AT DECEMBER 31            $17,913    $ 97,017     $4,055    $ 91,462
 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                                           2013                   2012
                                  ---------------------  ---------------------
                                  FUNDS HELD FUNDS HELD  FUNDS HELD FUNDS HELD
                                    ASSETS   LIABILITIES   ASSETS   LIABILITIES
 ------------------------------------------------------------------------------
 BALANCE AT JANUARY 1              $     -    $ 18,981     $    -    $  5,117
    Contributions                        -          21          -      60,851
    Withdrawals                          -     (16,874)         -     (46,987)
 ------------------------------------------------------------------------------
 BALANCE AT DECEMBER 31            $     -    $  2,128     $    -    $ 18,981
 ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  45 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

9. INCOME TAXES
--------------------------------------------------------------------------------

At December 31, 2013, the Company recorded gross deferred tax assets (DTA) before valuation allowance of $1,571,165. A valuation allowance was established on deferred tax assets net of liabilities of $45,768 as it is Management's belief that certain assets will not be realized in the foreseeable future. The components of the net DTA and deferred tax liability (DTL) at December 31, 2013 and 2012 were as follows.

---------------------------------------------------------------------------------------------------------------
                          12/31/2013                      12/31/2012                        CHANGE
                -----------------------------------------------------------------------------------------------
                 ORDINARY   CAPITAL    TOTAL     ORDINARY  CAPITAL    TOTAL     ORDINARY   CAPITAL     TOTAL
---------------------------------------------------------------------------------------------------------------

Gross DTA       $1,291,180 $279,985  $1,571,165 $1,465,126 $398,418 $1,863,544 $(173,946) $(118,433) $(292,379)
Statutory
  Valuation
  Allowance              -   45,768      45,768          -  108,218    108,218         -    (62,450)   (62,450)
---------------------------------------------------------------------------------------------------------------
Adjusted Gross
  DTA            1,291,180  234,217   1,525,397  1,465,126  290,200  1,755,326  (173,946)   (55,983)  (229,929)
Nonadmitted
  DTA              432,723        -     432,723    475,274        -    475,274   (42,551)         -    (42,551)
---------------------------------------------------------------------------------------------------------------
Subtotal
  Admitted DTA     858,457  234,217   1,092,674    989,852  290,200  1,280,052  (131,395)   (55,983)  (187,378)
DTL                 93,335  263,675     357,010    104,166  290,200    394,366   (10,831)   (26,525)   (37,356)
---------------------------------------------------------------------------------------------------------------
Net Admitted
  DTA/(Net
  DTL)          $  765,122 $(29,458) $  735,664 $  885,686 $      - $  885,686 $(120,564) $ (29,458) $(150,022)
---------------------------------------------------------------------------------------------------------------

The following table shows the summary of the calculation for the admitted DTA as of December 31, 2013 and 2012

----------------------------------------------------------------------------------------------------------------
DECEMBER 31,                     2013                         2012                          CHANGE
                     -------------------------------------------------------------------------------------------
                     ORDINARY CAPITAL    TOTAL    ORDINARY CAPITAL    TOTAL     ORDINARY   CAPITAL     TOTAL
----------------------------------------------------------------------------------------------------------------

Federal Income
  Taxes Paid in
  Prior Years
  recoverable
  Through Loss
  Carrybacks         $      - $      - $        - $      - $      - $        - $       -  $      -  $         -
Adjusted Gross DTA
  Expected To Be
  Realized after
  Application of
  the Threshold
  Limitation          765,122        -    765,122  885,686        -    885,686  (120,564)        -     (120,564)
  Adjusted Gross
   DTAs expected to
   be Realized
   following the
   Balance Sheet
   Date.              794,986        -    794,986  885,686        -    885,686   (90,700)        -      (90,700)
  Adjusted Gross
   DTAs allowed per
   Limitation
   Threshold.               -        -    765,122        -        -  2,051,842         -         -   (1,286,720)
Adjusted Gross DTA
  Offset by Gross
  DTL                  93,335  234,217    327,552  104,166  290,200    394,366   (10,831)  (55,983)     (66,814)
----------------------------------------------------------------------------------------------------------------

Admitted DTA         $858,457 $234,217 $1,092,674 $989,852 $290,200 $1,280,052 $(131,395) $(55,983) $  (187,378)
----------------------------------------------------------------------------------------------------------------

                                                         ------------------------
                                                            2013         2012
                                                         ------------------------
Ratio Percentage Used To Determine Recovery Period And
  Threshold Limitation Amount                                   316%         407%
Amount Of Adjusted Capital And Surplus Used To
  Determine Recovery Period And Threshold Limitation
  above.                                                 $5,100,815  $13,513,218

The following table shows the components of the current income tax expense (benefit) for the periods listed.

--------------------------------------------------------------------------------
   CURRENT INCOME TAX                                  2013     2012    CHANGE
--------------------------------------------------------------------------------
Federal income tax                                   $  3,598  $ 2,056 $  1,542
Foreign income tax                                      3,587   10,653   (7,066)
Other                                                  24,619    1,569   23,050
--------------------------------------------------------------------------------
Subtotal                                               31,804   14,278   17,526
--------------------------------------------------------------------------------
Federal income tax on net capital gains               (24,619)       2  (24,621)
--------------------------------------------------------------------------------
Federal and foreign income taxes incurred            $  7,185  $14,280 $ (7,095)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  46 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2013 and 2012.

      --------------------------------------------------------------------------
                                                   2013       2012      CHANGE
      --------------------------------------------------------------------------
      Ordinary
      Discounting of unpaid losses              $  254,616 $  270,453 $ (15,837)
      Non-admitted assets                          165,347    128,859    36,488
      Unearned premium reserve                     197,070    166,280    30,790
      Pension Adjustments                           15,984     17,627    (1,643)
      Bad debt expense                              44,714     61,650   (16,936)
      Net operating loss carry-forward             341,752    477,535  (135,783)
      Foreign tax credit carry-forwards              8,174    125,498  (117,324)
      Alternative minimum tax carry-forward          1,491      1,491         -
      Deferred tax on foreign operations            21,296     15,442     5,854
      Investments                                  202,351    176,508    25,843
      Deferred loss on branch conversions              484         56       428
      Other temporary difference                    37,901     23,727    14,174
      --------------------------------------------------------------------------
      Subtotal                                   1,291,180  1,465,126  (173,946)
      --------------------------------------------------------------------------
      Nonadmitted                                  432,723    475,274   (42,551)
      --------------------------------------------------------------------------
      Admitted ordinary deferred tax assets     $  858,457 $  989,852  (131,395)
      --------------------------------------------------------------------------
      Capital
      Investments                               $  249,063 $  348,596 $ (99,533)
      Net capital loss carry-forward                 8,285     47,261   (38,976)
      Unrealized capital losses                     21,679      1,602    20,077
      Deferred loss on branch conversions              568        568         -
      Other temporary difference                       391        391         -
      --------------------------------------------------------------------------
      Subtotal                                     279,986    398,418  (118,432)
      --------------------------------------------------------------------------
      Statutory valuation allowance adjustment      45,768    108,218   (62,450)
      --------------------------------------------------------------------------
      Admitted capital deferred tax assets         234,218    290,200   (55,982)
      --------------------------------------------------------------------------
      Admitted deferred tax assets              $1,092,675 $1,280,052 $(187,377)
      --------------------------------------------------------------------------

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2013 and 2012.

      --------------------------------------------------------------------------
                                                      2013     2012     CHANGE
      --------------------------------------------------------------------------
      Ordinary
      Investments                                   $ 69,064 $ 39,885 $  29,179
      Fixed assets                                     3,490        -     3,490
      Deferred tax on foreign operations                   -   58,870   (58,870)
      Other temporary difference                      20,781    5,411    15,370
      --------------------------------------------------------------------------
         Subtotal                                     93,335  104,166   (10,831)
      --------------------------------------------------------------------------
      Capital
      Investments                                   $ 73,603 $ 58,508 $  15,095
      Unrealized capital gains                       160,508  231,692   (71,184)
      Deferred Intercompany Gain                      29,458        -    29,458
      Other temporary difference                         106        -       106
      --------------------------------------------------------------------------
      Subtotal                                       263,675  290,200   (26,525)
      --------------------------------------------------------------------------
      Deferred tax liabilities                       357,010  394,366   (37,356)
      --------------------------------------------------------------------------
      Net deferred tax assets/liabilities           $735,665 $885,686 $(150,021)
      --------------------------------------------------------------------------

The change in net deferred tax assets is comprised of the following:

      --------------------------------------------------------------------------
                                                 2013        2012       CHANGE
      --------------------------------------------------------------------------
      Adjusted gross deferred tax assets      $1,525,397  $1,755,326  $(229,929)
      Total deferred tax liabilities            (357,010)   (394,366)    37,356
      --------------------------------------------------------------------------
      Net deferred tax assets (liabilities)    1,168,387   1,360,960   (192,573)
      Deferred tax assets/(liabilities) -
        SSAP 3                                                          (43,804)
      Deferred tax assets/(liabilities) -
        unrealized                                                       91,261
      --------------------------------------------------------------------------
      Total                                                           $(240,030)
      --------------------------------------------------------------------------
      Change in deferred tax - current year                            (234,684)
      Change in deferred tax - current year
        - other surplus items                                            (5,346)
      --------------------------------------------------------------------------
      Total                                                           $(240,030)
      --------------------------------------------------------------------------

--------------------------------------------------------------------------------
  47 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The following table shows the components of SSAP 3 adjustments upon Current and Deferred Taxes for the years ended December 31, 2013 and 2012.

                                                  CURRENT   DEFERRED    TOTAL
 ------------------------------------------------------------------------------
 SSAP 3 impact:
 SSAP 3 - general items                          $ 55,789  $(111,648) $(55,859)
 SSAP 3 - statutory valuation allowance                 -     67,844    67,844
 ------------------------------------------------------------------------------
 Subtotal SSAP 3                                   55,789    (43,804)   11,985
 SSAP 3 - unrealized gain/loss                          -     11,240    11,240
 SSAP 3 - adjusted tax assets and liabilities      55,789    (32,564)   23,225
 SSAP 3 - non-admitted impact                     (55,789)    58,601     2,812
 ------------------------------------------------------------------------------
 Total SSAP 3 impact                             $      -  $  26,037  $ 26,037
 ------------------------------------------------------------------------------

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2013, 2012 and 2011 were as follows.

--------------------------------------------------------------------------------------------------------------------------
                                                              2013                     2012                  2011
                                                    ------------------------  ---------------------  --------------------
DESCRIPTION                                            AMOUNT     TAX EFFECT    AMOUNT    TAX EFFECT   AMOUNT   TAX EFFECT
--------------------------------------------------------------------------------------------------------------------------
Net Income Before Federal Income Taxes and
  Capital Gains Taxes                               $ 8,109,207  $ 2,838,222  $1,053,248  $ 368,637  $ 611,295  $ 213,953
Book to Tax Adjustments:                                      -            -           -          -          -          -
Tax Exempt Income                                       (86,802)     (30,381)    (81,689)   (28,591)  (200,607)   (70,213)
Intercompany Dividends                                 (500,000)    (175,000)   (800,000)  (280,000)   (30,942)   (10,830)
Dividend Received Deduction                              (5,108)      (1,788)     (5,077)    (1,777)    (5,095)    (1,783)
Subpart F Income, Gross-Up & FTC                       (452,448)     (91,887)     67,455     (2,580)    10,847      2,102
Meals And Entertainment                                   2,453          859       2,323        813      2,591        907
Stock Options And Other Compensation                     38,634       13,522      10,981      3,843     39,035     13,662
Non-Deductible Penalties                                    432          151         110         38      1,522        533
Change in Non-admitted Assets                            10,921        3,822      67,249     23,537    105,203     36,822
Change in Tax Position                                        -        3,598           -      1,999          -      5,217
Statutory Valuation Allowance                             5,395        5,395           -      5,623          -   (349,714)
Reversal of Book/Tax Difference on Share
  Distribution                                       (6,665,138)  (2,332,798)          -          -          -          -
Return to Provision                                           -        1,553           -     (7,810)         -     (1,121)
Branch Incorporation & Conversion                          (525)        (184)     (1,061)      (371)      (566)      (198)
Non-Deductible Expenses                                       -            -           -          -     36,156     12,677
Other                                                    19,383        6,785           -         58         48         (5)
--------------------------------------------------------------------------------------------------------------------------
Total Book to Tax Adjustments                       $(7,632,803) $(2,596,353) $ (739,709) $(285,218) $ (41,808) $(361,944)
--------------------------------------------------------------------------------------------------------------------------
Total Federal Taxable Income and Tax                    476,404      241,869     313,539     83,419    569,487   (147,991)
--------------------------------------------------------------------------------------------------------------------------

Federal and Foreign Income Taxes Incurred                        $    31,804              $  14,278             $   4,776
Federal Income Tax on Net Capital Gains                              (24,619)                     2                 2,096
Change in Net Deferred Income Taxes                                  240,030                 75,234              (182,102)
Less: Change in Deferred Tax - Other Surplus Items                    (5,346)                (6,095)               27,239
--------------------------------------------------------------------------------------------------------------------------
Total Tax                                                        $   241,869              $  83,419             $(147,991)
--------------------------------------------------------------------------------------------------------------------------

The table above includes ($2.3) billion dollars of tax effected adjustments reflecting the different treatment for book and tax purposes of the distribution of the Company's ownership in Lexington and Specialty as detailed in Note 6. This transaction yielded income before federal income taxes of $6.7 billion, however, for federal income tax purposes this transaction is not taxable under IRC Section 355 and therefore a permanent difference is recorded.

--------------------------------------------------------------------------------
  48 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)


 ------------------------------------------------------------------------------
 OPERATING LOSS AND TAX CREDIT CARRY FORWARDS

 At December 31, 2013, the Company had net operating loss
   carryforwards generated between 2009 and 2012 expiring through the
   year 2032 of:                                                       $976,434

 At December 31, 2013, the Company had capital loss carryforwards generated between 2009 and 2012 expiring through the year 2015 of: $ 23,671

 At December 31, 2013, the Company had AMT credit carryforwards,
   which do not expire, in the amount of:                              $  1,491

 At December 31, 2013, the Company had foreign tax credits expiring
   through the year 2021 of:                                           $  8,174

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2013. The Company believes it is reasonably possible that the liability related to any federal or foreign tax loss contingencies will not significantly change within the next 12 months, and an estimate of the reasonably possible change cannot be made at this time.

As of December 31, 2013 the Company recorded gross receivables related to tax return errors and omissions in the amount of $76,305, all of which were non admitted. As of December 31, 2013, there were no liabilities related to uncertain tax positions.

The U.S is the only major tax jurisdiction of the Company, and as of December 31, 2013, the tax years from 2000 to 2012 remain open.

The following table lists those companies that form part of the 2013 AIG consolidated federal income tax return.

-------------------------------------------------------------------------------
COMPANY            COMPANY         COMPANY         COMPANY         COMPANY
-------------------------------------------------------------------------------

A.I. Credit     Aircraft        Aircraft        ILFC Aviation   United
  Consumer      32A-556 Inc.    Andros Inc.     Consulting,     Guaranty
  Discount                                      Inc.            Mortgage
  Company                                                       Insurance
                                                                Company of
                                                                North Carolina

A.I. Credit     Aircraft        Aircraft B757   ILFC Dover,     United
  Corp.         32A-579 Inc.    29377 Inc.      Inc.            Guaranty
                                                                Partners
                                                                Insurance
                                                                Company

AeroTurbine,    Aircraft        Aircraft B757   ILFC Holdings,  United
  Inc.          32A-585 Inc.    29382 Inc.      Inc.            Guaranty
                                                                Residential
                                                                Insurance
                                                                Company

AGC Life        Aircraft        Aircraft B767   ILFC Volare,    United
  Insurance     32A-645 Inc.    26264 Inc.      Inc.            Guaranty
  Company                                                       Residential
                                                                Insurance
                                                                Company of
                                                                North Carolina

Agency          Aircraft        Aircraft B767   Illinois        United
  Management    32A-726 Inc.    29388 Inc.      National        Guaranty
  Corporation                                   Insurance Co.   Services, Inc.

AICCO, Inc.     Aircraft        Aircraft Lotus  Innovative      VALIC
  [Delaware]    32A-760 Inc.    Inc.            Risk            Financial
                                                Management,     Advisors, Inc.
                                                Inc.

AIG Advisor     Aircraft        Aircraft        Interlease      VALIC
  Group, Inc.   32A-775 Inc.    SPC-11, Inc.    Aircraft        Retirement
                                                Trading         Services
                                                Corporation     Company

AIG Aerospace   Aircraft        Aircraft        Interlease      Vision2020
  Adjustment    32A-782 Inc.    SPC-12, Inc.    Management      Wealth
  Services,                                     Corporation     Management
  Inc.                                                          Corp.

AIG Aerospace   Aircraft        Aircraft        International   Webatuck Corp.
  Insurance     32A-810 Inc.    SPC-14, Inc.    Lease Finance
  Services,                                     Corporation
  Inc.

AIG Assurance   Aircraft        Aircraft        Intrepid        Western
  Company       32A-987 Inc.    SPC-15, Inc.    Security, Inc.  National
                                                                Marketing
                                                                Group, Inc.

AIG Capital     Aircraft        Aircraft        Iris Energy     Whitney US
  Corporation   32A-993, Inc.   SPC-3, Inc.     Holding LP      Leasing, Inc.

AIG Central     Aircraft        Aircraft        Klementine      Woodbury
  Europe & CIS  33A-132, Inc.   SPC-4, Inc.     Holdings, Inc.  Financial
  Insurance                                                     Services, Inc.
  Holdings
  Corporation

AIG Claims,     Aircraft        Aircraft        Klementine
  Inc.          33A-272 Inc.    SPC-8, Inc.     Leasing, Inc.

AIG Commercial  Aircraft        Aircraft        Knickerbocker
  Equipment     33A-358 Inc.    SPC-9, Inc.     Corporation
  Finance, Inc.

AIG Consumer    Aircraft        AIU Insurance   L16, INC.
  Finance       33A-364 Inc.    Company
  Group, Inc.

AIG Credit      Aircraft        Akita, Inc.     Lexington
  (Europe)      33A-95 Inc.                     Insurance
  Corporation                                   Company

AIG Credit      Aircraft        AM Holdings LLC Livetravel,
  Corp.         34A-114 Inc.                    Inc.

AIG Direct      Aircraft        Ambler Holding  Macori, Inc.
  Insurance     34A-152 Inc.    Corp.           [Texas]
  Services,
  Inc.

AIG Employee    Aircraft        American        Maksin
  Services,     34A-164 Inc.    Athletic Club,  Management
  Inc.                          Inc.            Corporation

AIG Equipment   Aircraft        American        Managed Care
  Finance       34A-214 Inc.    General         Concepts of
  Holdings,                     Annuity         Delaware, Inc.
  Inc.                          Service
                                Corporation

AIG Federal     Aircraft        American        Medical Excess
  Savings Bank  34A-216 Inc.    General         Insurance
                                Assignment      Services, Inc.
                                Corporation

AIG Financial   Aircraft        American        MG Reinsurance
  Advisor       34A-395 Inc.    General         Limited
  Services,                     Assignment
  Inc.                          Corporation of
                                New York

AIG Financial   Aircraft        American        MIP Mezzanine,
  Products      34A-48 Inc.     General         LLC
  Corp.                         Bancassurance
                                Services, Inc.

AIG Financial   Aircraft        American        MIP PE
  Securities    34A-93 Inc.     General         Holdings, LLC
  Corp.                         Distributors,
                                Inc.

--------------------------------------------------------------------------------
  49 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
COMPANY                COMPANY        COMPANY        COMPANY        COMPANY
-------------------------------------------------------------------------------

AIG Funding, Inc... Aircraft       American       Morefar
                    73B-25374 Inc. General        Marketing,
                                   Equity         Inc.
                                   Services
                                   Corporation

AIG G5, Inc........ Aircraft       American       Mt. Mansfield
                    73B-25375 Inc. General        Company, Inc.
                                   Insurance
                                   Agency, Inc.

AIG Global Asset    Aircraft       American       National
  Management        73B-26315 Inc. General        Union Fire
  Holdings Corp....                International, Insurance
                                   Inc.           Company of
                                                  Pittsburgh,
                                                  Pa.

AIG Global Claims   Aircraft       American       National
  Services, Inc.... 73B-26316 Inc. General        Union Fire
                                   Investment     Insurance
                                   Management     Company of
                                   Corporation    Vermont

AIG Global Real     Aircraft       American       New England
  Estate            73B-26317 Inc. General Life   Sports,
  Investment Corp..                Insurance      Recreation &
                                   Company        Entertainment
                                                  RPG, Inc.

AIG Global          Aircraft       American       New Hampshire
  Services, Inc.... 73B-26323 Inc. General        Insurance
                                   Realty         Company
                                   Investment
                                   Corporation

AIG Insurance       Aircraft       American Home  New Hampshire
  Management        73B-28249 Inc. Assurance      Insurance
  Services, Inc....                Company        Services, Inc.

AIG International   Aircraft       American       Park Topanga
  Inc.............. 73B-28252 Inc. International  Aircraft Inc.
                                   Facilities
                                   Management,
                                   Inc.

AIG Kirkwood, Inc.. Aircraft       American       Pearce &
                    73B-29360 Inc. International  Pearce, Inc.
                                   Group, Inc.

AIG Life Holdings,  Aircraft       American       Pelican
  Inc.............. 73B-30036 Inc. International  35302, Inc.
                                   Realty Corp.

AIG Life of         Aircraft       American       Phil Ritson's
  Bermuda, Ltd..... 73B-30635 Inc. International  19th Hole Inc.
                                   Reinsurance
                                   Company, Ltd.

AIG Lodging         Aircraft       Apollo         Pine Street
  Opportunities,    73B-30645 Inc. Aircraft Inc.  Brokers Corp.
  Inc..............

AIG Markets, Inc... Aircraft       Applewood      Pine Street
                    73B-30646 Inc. Funding Corp.  Real Estate
                                                  Holdings Corp.

AIG Matched         Aircraft       Barnegat       Prairie SAHP
  Funding Corp..... 73B-30661 Inc. Funding Corp.  Corp.

AIG North America,  Aircraft       CABREA, Inc.   Risk
  Inc.............. 73B-30671 Inc.                Specialists
                                                  Companies
                                                  Insurance
                                                  Agency, Inc.

AIG Offshore        Aircraft       Charleston     Risk
  Systems           73B-30706 Inc. Bay SAHP Corp. Specialists
  Services, Inc....                               Companies,
                                                  Inc.

AIG PC European     Aircraft       Charmlee       Risk
  Insurance         73B-30730 Inc. Aircraft Inc.  Specialists
  Investments Inc..                               Company of
                                                  Kentucky, Inc.

AIG PC Global       Aircraft       Chartis        Royal
  Services, Inc.... 73B-31127 Inc. Africa         Alliance
                                   Holdings, Inc. Associates,
                                                  Inc.

AIG Portfolio       Aircraft       Chartis        SA Investment
  Solutions LLC.... 73B-32796 Inc. Bonfire        Group, Inc.
                                   Corporation

AIG Procurement     Aircraft       Chartis        SAAHP GP Corp.
  Services, Inc.... 73B-32841 Inc. Excess Limited

AIG Property        Aircraft       Chartis Iraq,  SAFG
  Casualty Company. 73B-33220 Inc. Inc.           Retirement
                                                  Services, Inc.

AIG Property        Aircraft       Chartis Latin  SagePoint
  Casualty Inc..... 73B-35279 Inc. America        Financial,
                                   Investments,   Inc.
                                   LLC

AIG Property        Aircraft       Chartis        SAI Deferred
  Casualty          73B-38819 Inc. Libya, Inc.    Compensation
  Insurance                                       Holdings, Inc.
  Agency, Inc......

AIG Property        Aircraft       Chartis Memsa  SCSP Corp.
  Casualty          73B-38821 Inc. Holdings, Inc.
  International,
  LLC..............

AIG Property        Aircraft       Chartis        Service Net
  Casualty U.S.,    73B-41794 Inc. Non-Life       Permanent,
  Inc..............                Holding        Inc.
                                   Company
                                   (Japan), Inc.

AIG Real Estate     Aircraft       Commerce and   Service Net
  Investment &      73B-41796 Inc. Industry       Solutions of
  Management Co.                   Insurance      Florida, LLC
  (P.R.), Inc......                Company

AIG Realty, Inc.... Aircraft       Connective     Service Net
                    73B-41806 Inc. Mortgage       Warranty
                                   Advisory       Holdings, Inc.
                                   Company

AIG Relocation,     Aircraft       Crossings      Service Net
  Inc.............. 73B-41815 Inc. SAHP Corp.     Warranty
                                                  International,
                                                  Inc.

AIG S1, Inc........ Aircraft       Delos          Service Net
                    74B-24958 Inc. Aircraft Inc.  Warranty, LLC

AIG Securities      Aircraft       Design         Sierra US
  Lending Corp..... 74B-26255 Inc. Professionals  Leasing, Inc.
                                   Association
                                   Risk
                                   Purchasing
                                   Group, Inc.

AIG Shared          Aircraft       DIL/SAHP Corp. Spicer Energy
  Services          74B-26326 Inc.                LLC
  Corporation......

AIG Shared          Aircraft       DirectDME,     Spicer
  Services          74B-27595 Inc. Inc.           Holding Corp.
  Corporation -
  Management
  Services.........

AIG Specialty       Aircraft       Eaglestone     States
  Insurance Company 74B-27602 Inc. Reinsurance    Aircraft, Inc.
                                   Company

AIG Spring Ridge    Aircraft       Eastgreen,     Stowe
  I, Inc........... 74B-28194 Inc. Inc.           Mountain
                                                  Holdings, Inc.

AIG Trading Group   Aircraft       Euclid         SubGen NT,
  Inc.............. 74B-29375 Inc. Aircraft, Inc. Inc.

AIG Travel Assist,  Aircraft       F 2000, Inc.   SunAmerica
  Inc.............. 75B-26276 Inc.                Affordable
                                                  Housing
                                                  Partners, Inc.

AIG Travel          Aircraft       FALCON-116     SunAmerica
  Insurance         75B-28833 Inc. (UTAH) TRUST   Asset
  Agency, Inc......                               Management
                                                  Corp.

AIG Warranty        Aircraft       Financial      SunAmerica
  Services of       75B-28834 Inc. Service        Capital
  Florida, Inc.....                Corporation    Services, Inc.

AIG Warranty        Aircraft       First          SunAmerica
  Services, Inc.... 75B-28836 Inc. Mortgage       Fund
                                   Insurance      Services, Inc.
                                   Company

AIG WarrantyGuard,  Aircraft       Fleet          SunAmerica
  Inc.............. 76B-26261 Inc. Solutions      Retirement
                                   Holdings Inc.  Markets, Inc.

AIG.COM, Inc....... Aircraft       Flying         Team Classic
                    76B-26327 Inc. Fortress       Golf
                                   Financing Inc. Services, Inc.

AIG-FP Capital      Aircraft       Flying         Temescal
  Funding Corp..... 76B-26329 Inc. Fortress Inc.  Aircraft Inc.

AIG-FP Capital      Aircraft       Flying         The Gulf
  Preservation      76B-27597 Inc. Fortress       Agency, Inc.
  Corp.............                Investments
                                   Inc.

AIG-FP Matched      Aircraft       Flying         The Insurance
  Funding Corp..... 76B-27600 Inc. Fortress US    Company of
                                   Leasing Inc.   the State of
                                                  Pennsylvania

--------------------------------------------------------------------------------
  50 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

COMPANY              COMPANY              COMPANY              COMPANY              COMPANY
-------------------------------------------------------------------------------------------------------------
AIG-FP Pinestead     Aircraft 76B-27611   Forest SAHP Corp.    The United States
Holdings Corp.       Inc.                                      Life Insurance
                                                               Company in the City
                                                               of New York
Aircraft 32A-1658    Aircraft 76B-27613   Forthright Agency    The Variable
Inc.                 Inc.                 of Ohio, Inc.        Annuity Life
                                          (Dissolved           Insurance Company
                                          06/01/2013)
Aircraft 32A-1695    Aircraft 76B-27615   FSC Agency of        Top Aircraft, Inc.
Inc.                 Inc.                 Puerto Rico, Inc.

Aircraft 32A-1905    Aircraft 76B-28132   FSC Agency, Inc.     Travel Guard Group,
Inc.                 Inc.                                      Inc.

Aircraft 32A-1946    Aircraft 76B-28206   FSC Securities       Travel Guard
Inc.                 Inc.                 Corporation          Worldwide, Inc.

Aircraft 32A-2024    Aircraft 77B-29404   Global Loss          U G Corporation
Inc.                 Inc.                 Prevention, Inc.

Aircraft 32A-2180    Aircraft 77B-29908   Grand Savannah SAHP  UG Shared Services,
Inc.                 Inc.                 Corp.                Inc.
Aircraft 32A-2278    Aircraft 77B-32717   Grand Staircase      United Guaranty
Inc.                 Inc.                 Aircraft Inc.        Commercial
                                                               Insurance Company
                                                               of North Carolina

Aircraft 32A-2279    Aircraft 77B-32719   Granite State        United Guaranty
Inc.                 Inc.                 Insurance Company    Corporation
Aircraft 32A-2594    Aircraft 77B-32723   Health Direct, Inc.  United Guaranty
Inc.                 Inc.                                      Credit Insurance
                                                               Company

Aircraft 32A-2731    Aircraft A330 143    Highfield Holding    United Guaranty
Inc.                 Inc.                 Corp.                Insurance Company

Aircraft 32A-3147    Aircraft A330 72     Hyperion Aircraft    United Guaranty
Inc.                 Inc.                 Financing Inc.       Mortgage Indemnity
                                                               Company
Aircraft 32A-3148    Aircraft A330 98     Hyperion Aircraft    United Guaranty
Inc.                 Inc.                 Inc.                 Mortgage Insurance
                                                               Company

10.CAPITAL AND SURPLUS, DIVIDEND RESTRICTIONS AND QUASI-REORGANIZATIONS
--------------------------------------------------------------------------------

A. Dividend Restrictions
--------------------------------------------------------------------------------
Under Pennsylvania law, the Company may pay cash dividends only from unassigned funds (surplus) determined on a statutory basis

Further, the Company is restricted (on the basis of the lower of 10 percent of the Company's statutory surplus, inclusive of unrealized gains, as of December 31, 2013, or 100 percent of the Company's net income for the preceeding twelve month period ended December 31, 2013) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the PA DOI.

The Company paid the following amounts for dividends during 2013 and 2012

-------------------------------------------------------------------------------
  2013                                                       STATE APPROVAL
---------                                                 ---------------------
DATE PAID    AMOUNT            TYPE OF DIVIDEND           REQUIRED   OBTAINED
-------------------------------------------------------------------------------
03/31/13   $4,758,898           EXTRAORDINARY               YES        YES
03/13/13          583           EXTRAORDINARY               YES        YES
08/16/13      198,716           EXTRAORDINARY               YES        YES
09/23/13      150,000           EXTRAORDINARY               YES        YES
10/01/13      220,280           EXTRAORDINARY               YES        YES
-------------------------------------------------------------------------------
 TOTAL     $5,328,477
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  2012                                                       STATE APPROVAL
---------                                                 ---------------------
DATE PAID    AMOUNT            TYPE OF DIVIDEND           REQUIRED   OBTAINED
-------------------------------------------------------------------------------
03/31/12   $  910,000              ORDINARY                 NO     NOT REQUIRED
Various        25,998              ORDINARY                 NO     NOT REQUIRED
10/19/12      800,000              ORDINARY                 NO     NOT REQUIRED
-------------------------------------------------------------------------------
 Total     $1,735,998
-------------------------------------------------------------------------------

As of December 31, 2013, the maximum dividend payment which may be made by the Company, without prior approval, during 2014 is $2,708,637. Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholder. The Company has agreed to provide advance notice to the PA DOI of (i) any proposed transactions between the Company and AIG or an AIG affiliate not in the ordinary course of business, and (ii) any proposed dividends or distributions.

B. Capital & Surplus
--------------------------------------------------------------------------------
Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

--------------------------------------------------------------------------------
  51 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

The portion of Unassigned funds (surplus) at December 31, 2013 and 2012 represented or reduced by each item below is as follows:

 ------------------------------------------------------------------------------
                                                        AS ADJUSTED
 YEARS ENDED DECEMBER 31,                       2013       2012        2012
 ------------------------------------------------------------------------------
 Unrealized gains and losses (net of taxes)  $ 127,512  $5,658,636  $5,690,752
 Non-admitted asset values                    (911,749)   (924,575)   (859,750)
 Provision for reinsurance                     (56,696)          -     (50,810)

The Company exceeded minimum NAIC risk based capital (RBC) requirements at December 31, 2013 and 2012, respectively.

The Company had no Quasi-Reorganizations for the periods ending December 31, 2013 and 2012.

11.Contingencies
--------------------------------------------------------------------------------

A. Legal Proceedings
--------------------------------------------------------------------------------
The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

Other legal proceedings include the following:

In connection with a multi-state examination of certain accident and health products, including travel products, issued by National Union, AIG PC, on behalf of itself, National Union, and certain of AIG PC's insurance and non-insurance companies (collectively, the parties) entered into a Regulatory Settlement Agreement with regulators from 50 U.S. jurisdictions effective November 29, 2012. Under the agreement, and without admitting any liability for the issues raised in the examination, the parties (i) paid a civil penalty of $50 million, (ii) entered into a corrective action plan describing agreed-upon specific steps and standards for evaluating the parties' ongoing compliance with laws and regulations governing the issues identified in the examination, and (iii) agreed to pay a contingent fine in the event that the parties fail to satisfy certain terms of the corrective action plan. National Union and other AIG companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse effect on AIG's ongoing operations of the business subject to the agreement, or on similar business written by other AIG carriers.

Caremark Litigation: AIG, National Union Fire Insurance Company of Pittsburgh, Pa. and AIG Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) (collectively, the "AIG Defendants") have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. ("Caremark"). The plaintiffs in the second-filed action intervened in the first-filed action, and the second-filed action was dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage.

The complaints filed by the plaintiffs and the intervenors request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression, assert that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement, that the claims are barred by the statute of limitations, and that the statute cannot be tolled in light of the public disclosure of the excess coverage. The plaintiffs and intervenors, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

On August 15, 2012, the trial court entered an order granting plaintiffs' motion for class certification. AIG and the other defendants have appealed that order to the Alabama Supreme Court, and the case in the trial court will be stayed until that appeal is resolved. General discovery has not commenced and the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

--------------------------------------------------------------------------------
  52 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

Workers' Compensation Matters: On May 24, 2007, the National Council on Compensation Insurance (NCCI), on behalf of the participating members of the National Workers' Compensation Reinsurance Pool (the NWCRP), filed a lawsuit in the United States District Court for the Northern District of Illinois (the District Court) against AIG and certain subsidiaries (collectively, the "AIG Parties") with respect to the underpayment by AIG of its residual market assessments for workers' compensation insurance. The complaint alleged claims for violations of RICO, breach of contract, fraud and related state law claims arising out of our alleged underpayment of these assessments between 1970 and the present and sought damages purportedly in excess of $1 billion.

On April 1, 2009, Safeco Insurance Company of America ("Safeco") and Ohio Casualty Insurance Company ("Ohio Casualty") filed a complaint in the District Court, on behalf of a purported class of all NWCRP participant members, against the AIG Parties with respect to the underpayment of their residual market assessments for workers' compensation insurance. The complaint was styled as an "alternative complaint," should the District Court grant the AIG Parties motion to dismiss the NCCI lawsuit for lack of subject-matter jurisdiction, which motion to dismiss was ultimately granted on August 23, 2009. The allegations in the class action complaint are substantially similar to those filed by the NWCRP.

On February 28, 2012, the District Court entered a final order and judgment approving a class action settlement between the AIG Parties and a group of intervening plaintiffs, made up of seven participating members of the NWCRP, which would require the AIG Parties to pay $450 million to satisfy all liabilities to the class members arising out of the workers' compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in the Workers' Compensation Fund. Liberty Mutual filed papers in opposition to approval of the proposed settlement and in opposition to certification of a settlement class, in which it alleged the AIG Parties' actual exposure, should the class action continue through judgment, to be in excess of $3 billion. The AIG Parties dispute this allegation. Liberty Mutual and its subsidiaries Safeco and Ohio Casualty subsequently appealed the District Court's final order and judgment to the United States Court of Appeals for the Seventh Circuit (the "Seventh Circuit"). On January 10, 2013, the AIG Parties and Liberty Mutual entered into a settlement under which Liberty Mutual, Safeco and Ohio Casualty agreed voluntarily to withdraw their appeals. In furtherance of such settlement, the AIG Parties, the Liberty Mutual parties and the settlement class plaintiffs submitted an agreed stipulation of dismissal to the Seventh Circuit. On March 25, 2013, the Seventh Circuit dismissed the appeal. The $450 million settlement amount was then disbursed to the class members, and the matter is now concluded.

RICO Actions: Commencing in 2004, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in one or more broad conspiracies to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey (the "District of New Jersey") for coordinated pretrial proceedings. The consolidated actions have proceeded in that Court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the "Commercial Complaint") and In re Employee Benefits Insurance Brokerage Antitrust Litigation (the "Employee Benefits Complaint", and, together with the Commercial Complaint, the "Multi-District Litigation").

The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants are alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries. The Commercial Complaint also named various brokers and other insurers as defendants. The Commercial Complaint alleges that defendants engaged in a number of overlapping "broker-centered" conspiracies to allocate customers through the payment of contingent commissions to brokers and through purported "bid-rigging" practices. It also alleges that the insurer and broker defendants participated in a "global" conspiracy not to disclose to policyholders the payment of contingent commissions. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, and the antitrust laws of 48 states and the District of Columbia, and are liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and Sherman Antitrust Act violations.

The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employers alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG and certain subsidiaries, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, track the allegations of customer allocation through steering and bid-rigging made in the Commercial Complaint.

--------------------------------------------------------------------------------
  53 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

On August 16, 2010, the United States Court of Appeals for the Third Circuit (the Third Circuit) affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. On March 30, 2012, the District Court granted final approval of a settlement between AIG, certain AIG subsidiaries and certain other defendants on the one hand, and class plaintiffs on the other, which settled the claims asserted against those defendants in the Commercial Complaint. Pursuant to the settlement, AIG and certain AIG subsidiaries paid approximately $7 million of a total aggregate settlement amount of approximately $37 million. On April 27, 2012, notices of appeal of the District Court order granting final approval were filed in the Third Circuit. As of December 5, 2012, the Third Circuit had dismissed all appeals from the District Court order granting final approval of the settlement, and the settlement is now final.

A number of complaints making allegations similar to those in the Multi-District Litigation have been filed against AIG, certain AIG subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the Multi-District Litigation. The parties in Avery Dennison Corp. v. Marsh & McLennan Companies, Inc. (Avery), the last remaining consolidated action, entered into a settlement agreement on April 4, 2013.

Finally, the AIG and certain AIG subsidiaries have settled the four state court actions filed in Florida, New Jersey, Texas, and Kansas state courts, where plaintiffs had made similar allegations as those asserted in the Multi-District Litigation.

Other Proceedings AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Leases
--------------------------------------------------------------------------------
The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through April 30, 2025. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $84,559, $103,113, and $103,577 in 2013, 2012 and 2011, respectively.
Certain rental commitments have renewal options extending through the year
2035. Some of these renewals are subject to adjustments in future periods.
At January 1, 2014, the minimum aggregate rental commitments are $533,781, and for each of the five succeeding years as follows:

                 ----------------------------------------------
                                               OPERATING LEASES
                 ----------------------------------------------
                 2014                                  $ 85,412
                 2015                                    85,691
                 2016                                    86,440
                 2017                                    81,688
                 2018                                    56,847
                 ----------------------------------------------
                 Total minimum lease payments          $396,078
                 ----------------------------------------------

C. Other Commitments
--------------------------------------------------------------------------------
As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2013, the Company may be called upon for additional capital investments of up to $443,356.

--------------------------------------------------------------------------------
  54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

ZAR 1,200,000 (USD equivalent of $114,343). The Company agreed to reimburse the bank for any amounts paid by the bank under the stand by letter of credit.

In connection to the above, the Company has commitments for additional $1,010 capital investment for these hedge funds as of December 31, 2013

D. Guarantees
--------------------------------------------------------------------------------
The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

The following schedule sets forth the effective and termination dates (agreements with Guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2013:

------------------------------------------------------------------------------------------------------------------------------
                                                                       POLICYHOLDER                  ESTIMATED  POLICYHOLDERS'
                                                     DATE      DATE    OBLIGATIONS @ INVESTED ASSETS   LOSS @     SURPLUS @
GUARANTEED COMPANY                                  ISSUED  TERMINATED  12/31/2013    @ 12/31/2013   12/31/2013   12/31/2013
------------------------------------------------------------------------------------------------------------------------------

21st Century Security Insurance Company            12/15/97   8/31/09   $    17,828   $    193,154       $-      $   188,479
(f/k/a New Hampshire Indemnity
Company, Inc.)

AHICO First American-Hungarian                  *   9/15/98   1/30/09       141,377        166,328        -           65,974
Insurance Company

AIG Insurance Company - Puerto Rico (f/             11/5/97  12/31/09        43,801        157,900        -          131,790
k/a Chartis Insurance Company - Puerto
Rico)

American General Life Insurance Company             7/13/98  12/29/06     7,903,651    155,975,108        -       12,656,146
of Delaware (f/k/a AIG Life Insurance
Company)

American International Assurance                #   8/23/99   1/31/08    21,647,000     41,595,000        -        3,108,000
Company (Bermuda) Limited

American International Life Assurance           +   7/13/98   4/30/10     5,608,423     25,020,395        -        1,761,279
Company of New York

Chartis Excess Limited (f/k/a AIG Excess     ++++   5/28/98               1,658,050      2,740,168        -          849,397
Liability Insurance International Limited)

Chartis Excess Limited (f/k/a AIG Excess    +++++   5/28/98                 439,786     14,800,226        -        5,253,810
Liability Insurance International Limited)

Chartis Insurance Ireland Limited (f/k/a      +++  12/15/97   1/31/12       539,388     14,800,226        -        5,253,810
AIG Europe (Ireland) Limited)

Chartis Select Insurance Company (f/k/a        ++   7/29/98   4/30/12         1,571     20,752,637        -        7,224,131
AIG Excess Liability Insurance Company,
Ltd.)

Chartis Ukraine Insurance Company (f/k/a        ##  10/1/00  10/31/12         7,066              -        -            6,335
AIG Ukraine)

CJSC AIG Life Insurance Company                 *   9/15/98   1/30/09       455,314        584,389        -          152,851
(Russia) (f/k/a AIG Russia Insurance
Company ZAO)

First American Czech Insurance Company,         *   9/15/98   1/30/09       494,359        562,790        -           94,510
A.S.

La Meridional Compania Argentina de                  1/6/98                 459,561         35,745        -           58,151
Seguros S.A.

* These insurers were purchased by MetLife, Inc. on November 1, 2010. In connection with the sale, MetLife, Inc. provided the Company with a hold harmless agreement with respect to its obligations under these guarantees.

--------------------------------------------------------------------------------
  55 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

# The guaranteed company was formerly a subsidiary of AIG. In previous years AIA provided the direct policyholders obligations as of each year end. However, starting in 2014 AIA declined to provide financial information relative to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholders' obligations and were in a positive surplus position. The guaranteed policyholder obligations will decline as the policies expire. Additionally, the guaranteed entities have an insurer financial strength rating for 2013 of "AA-" from Standard & Poor's.

## The policyholder obligations, invested assets and policyholders' surplus disclosed represents those of the guaranteed entity as of November 30, 2013.

+ American International Life Assurance Company of New York (AI Life) was merged into The United States Life Insurance Company of the City of New York (US Life) effective December 31, 2010. The policyholder obligations disclosed represent those of AI Life. Invested assets and policyholders' surplus disclosed represent the amount reported by US Life.

++ Chartis Select Insurance Company merged into Lexington Insurance Company effective January 1, 2012. The policyholder obligations disclosed represent those of the guaranteed entity as of December 31, 2013. Invested assets and policyholders' surplus disclosed represent the amount reported by Lexington Insurance Company as of December 31, 2013.

+++ The guaranteed company merged into AIG Europe Limited (AEL) (f/k/a Chartis Europe Limited) effective December 1, 2012.The policyholder obligations disclosed represent those of the guaranteed entity as of November 30, 2013. Invested assets and policyholders' surplus disclosed represents the amount reported by AEL as November 30, 2013.

++++ The guaranteed company transferred a portion of its insurance assets and liabilities to AI Reinsurance Company (AIRCO) on April 1, 2013.The policyholder obligations disclosed represent those transferred to AIRCO. Invested assets and policyholders' surplus disclosed represent the amount reported by AIRCO as of December 31, 2013. In addition, effective December 17, 2013 Chartis Excess voluntarily terminated its insurance license and no additional obligations will be incurred relating to this guarantee.

+++++ The guaranteed company transferred a portion of its insurance assets and liabilities to AEL on December 1, 2013. The policyholder obligations disclosed represent those transferred to AEL. Invested assets and policyholders' surplus disclosed represent the amount reported by AEL as of November 30, 2013.In addition, effective December 17, 2013 Chartis Excess voluntarily terminated its insurance license and no additional obligations will be incurred relating to this guarantee.

E. Product Warranties
--------------------------------------------------------------------------------
Unearned premium reserves are established to be reflective of the best estimate as to when losses covered by the policy will be incurred. The Company utilizes historical loss emergence patterns from its existing warranty portfolio to determine the rate at which revenue should be recognized. Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Examples of some terms and conditions that impact the rate at which revenue is recognized include the length of underlying service contracts, length of the underlying manufacturer's warranty on parts and on labor, and exposures not covered by the manufacturer's warranty but covered by our policy. As of December 31, 2013 and 2012, the product warranty liability balance was $68,439 and $46,116, respectively.

--------------------------------------------------------------------------------
  56 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

12. OTHER SIGNIFICANT MATTERS
--------------------------------------------------------------------------------

A. Other Assets
--------------------------------------------------------------------------------
As of December 31, 2013 and 2012, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

 ------------------------------------------------------------------------------
 OTHER ADMITTED ASSETS                                          2013     2012
 ------------------------------------------------------------------------------
 Deposit accounting assets                                    $ 17,914 $  4,056
 Guaranty funds receivable and on deposit                        7,438    9,012
 Loss funds on deposit                                          47,812   44,162
 Retroactive reinsurance recoverable                               529    1,355
 Other assets                                                   94,295   94,469
 ------------------------------------------------------------------------------
 TOTAL OTHER ADMITTED ASSETS                                  $167,988 $153,054
 ------------------------------------------------------------------------------

B. Other Liabilities
--------------------------------------------------------------------------------
As of December 31, 2013 and 2012, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

----------------------------------------------------------------------------------
OTHER LIABILITIES                                               2013       2012
----------------------------------------------------------------------------------
Accrued retrospective premiums                                  46,524     52,388
Amounts withheld or retained by company for account of
  others                                                         4,008      3,351
Deferred commission earnings                                    27,338      8,285
Deposit accounting liabilities                                  97,017     91,462
Deposit accounting liabilities - funds held                      2,127     18,980
Remittances and items not allocated                             26,691     36,071
Retroactive reinsurance payable                                    167         87
Retroactive reinsurance reserves - ceded                        (9,774)    (5,903)
Servicing carrier liability                                      5,237      6,015
Escrow funds (NICO)                                             31,610     24,012
Paid loss clearing                                            (173,249)  (348,652)
Other liabilities, includes suspense accounts, expense
  account balances, and certain accruals                       235,230    247,333
----------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                      $ 292,926  $ 133,429
----------------------------------------------------------------------------------

2012 paid loss clearing amounts representing claims payments made to reduce liabilities, totaling $(348,652) were reclassified from Other Assets to Other Liabilities to conform to the current period presentation.

C. Other (Expense)/ Income
--------------------------------------------------------------------------------
For the years ended December 31, 2013, 2012 and 2011, other income (expenses) as reported in the accompanying Statements of Income and Changes in Capital and Surplus were comprised of the following balances:

 ------------------------------------------------------------------------------
 OTHER (EXPENSES) INCOME                            2013      2012      2011
 ------------------------------------------------------------------------------
 Other income                                     $  9,183  $ 31,860  $  8,865
 Fee income on deposit programs                      7,483     7,010     6,571
 Equities and deposits in pools and associations        (5)       41         -
 Interest expense on reinsurance program           (40,957)  (41,738)  (53,980)
 ------------------------------------------------------------------------------
 TOTAL OTHER (EXPENSES) INCOME                    $(24,296) $ (2,827) $(38,544)
 ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  57 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

D. Non Cash items
--------------------------------------------------------------------------------
For the years ended December 31, 2013, 2012 and 2011, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

   -------------------------------------------------------------------------
   NON-CASH TRANSACTIONS                     2013        2012        2011
   -------------------------------------------------------------------------
   CAPITAL CONTRIBUTION:
      Acquisition of Lexington            $        -  $2,230,538  $       -
      Acquisition of Specialty                     -     255,998          -
      Disposal of Lexington                5,444,023           -          -
      Disposal of Specialty                  235,162           -          -
      Disposal of Select                           -    (442,228)         -
      Other                                      479      57,116     14,148
   Dividends to parent:                            -           -          -
      Securities                           4,979,179     876,104          -
      Other                                  203,997      25,998     36,346
   Loss portfolio transfer:                        -           -          -
      Premiums collected                    (611,049)      8,533          -
      Benefit and loss related payments     (905,018)     61,627    927,266
      Funds held                                   -     (70,160)  (927,266)
      Securities                           1,188,909           -          -
      Other                                  327,158           -          -
   -------------------------------------------------------------------------

E. Federal Home Loan Bank (FHLB) Agreements
--------------------------------------------------------------------------------
As of March 23, 2012, the Company became a member of the Federal Home Loan Bank of Pittsburgh (FHLB). Such membership requires the Company to own stock in this FHLB. The Company owned an aggregate of $7,702 of stock in the FHLB at December 31, 2013. To the extent that the Company borrows from the FHLB, its ownership interest in the stock of the FHLB, together with other assets necessary to collateralize the amount borrowed, will be pledged to the FHLB. At December 31, 2013, the Company has not drawn any loans or pledged any securities associated with advances from the FHLB. The table below indicates the amount of FHLB stock purchased, collateral pledged, assets and liabilities related to the agreement with FHLB:

  ----------------------------------------------------------------------------
                                                 AS OF             AS OF
                                           DECEMBER 31, 2013 DECEMBER 31, 2012
  ----------------------------------------------------------------------------
  FHLB stock purchased/owned as part of
    the agreement                             $    7,702         $  7,359
  Collateral pledged to the FHLB                       -                -
  Borrowing capacity currently available       1,166,000          921,100
  ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
  58 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
Statutory Basis Financial Statements
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

13.SUBSEQUENT EVENTS
--------------------------------------------------------------------------------

Subsequent events have been considered through April 25, 2014 for these Financial Statements issued on April 28, 2014.

Type I - Recognized Subsequent Events:

None

Type II - Nonrecognized Subsequent Events:

Effective January 1, 2014, the Admitted Pooling Agreement was terminated and replaced with a new pooling agreement (the Combined Pooling Agreement) among the twelve companies listed below, collectively named the Combined Pool. The member companies of the Combined Pool, their NAIC company codes, inter-company pooling percentages under the Combined Pooling Agreement and previous pools participation and states of domicile are as follows:

----------------------------------------------------------------------------------------------------------
                                          COMBINED POOL     ADMITTED POOL     SURPLUS POOL
                                          PARTICIPATION     PARTICIPATION     PARTICIPATION
                                NAIC     PERCENTAGE AS OF PERCENTAGE AS OF  PERCENTAGE AS OF    STATE OF
         COMPANY            COMPANY CODE JANUARY 1, 2014  DECEMBER 31, 2013 DECEMBER 31, 2013   DOMICILE
----------------------------------------------------------------------------------------------------------
(1) National Union             19445            30%              38%               N/A        Pennsylvania
(2) American Home              19380            30%              36%               N/A          New York
(3) Lexington                  19437            30%              N/A               90%          Delaware
(4) C&I                        19410            5%               11%               N/A          New York
(5) APCC                       19402            5%               5%                N/A        Pennsylvania
(6) ISOP                       19429            0%               5%                N/A        Pennsylvania
(7) New Hampshire              23841            0%               5%                N/A        Pennsylvania
(8) Specialty                  26883            0%               N/A               10%          Illinois
(9) Assurance                  40258            0%               0%                N/A        Pennsylvania
(10) Granite State             23809            0%               0%                N/A        Pennsylvania
(11) Illinois National         23817            0%               0%                N/A          Illinois
(12) AIU Insurance Company     19399            0%               N/A               N/A          New York
----------------------------------------------------------------------------------------------------------

Through April 23, 2014, the Company received $552,385 from the other Combined Pool participants, as partial consideration for the transfer of net assets in connection with the pooling. An additional amount of $970,603 is expected to be received by the Company on or before May 15, 2014 related to the final settlement of the pooling.

In order to rebalance the capital accounts of the companies in the Combined Pool, the participants of the Combined Pool made distributions out of capital or received contributions of capital during January 2014 as indicated in the table below:

             ------------------------------------------------------
                                                         UNASSIGNED
             COMPANY         CAPITAL STOCK GROSS PAID-IN   FUNDS
             ------------------------------------------------------
             National Union     $     -     $1,307,500   $       -
             American Home            -      1,302,500           -
             APCC                     -        305,000           -
             Specialty                -       (195,000)   (435,000)
             ISOP                     -       (400,000)   (250,000)
             C&I                 (1,162)      (432,763)   (226,075)
             Lexington                -              -    (500,000)
             New Hampshire            -       (475,000)          -
             ------------------------------------------------------

--------------------------------------------------------------------------------
  59 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2013 and 2012 and for years ending December 31, 2013, 2012 and 2011.

                           PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a)   Board of Directors Resolution.

      (1) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts and variable and fixed annuity contracts. (1)

      (2) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated September 12, 1995, amending in its entirety the resolution previously passed by the Board of Directors on June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts and variable and fixed annuity contracts. (3)

      (3) AIG Life Insurance Company Unanimous Consent of the Board of Directors in Lieu of a Meeting dated December 7, 2009, changing the name of the Company from AIG Life Insurance Company to American General Life Insurance Company of Delaware, and resolving to amend all corporate documents as necessary and to execute and deliver all certificates, documents and instruments to carry out the resolutions. (11)

      (4) Section 5, the "Governing Law and Name of Surviving Corp." of the Agreement and Plan of Merger. (21)

(b)   Custodian Agreements.     Inapplicable

(c)   Underwriting Contracts.

      (1) Specimen form of Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, dated October 1, 2002. (21)

      (2) Form of Schedule A-1 as of January 2, 2013 to Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, dated
            October 1, 2002. (21)

      (3) Form of Selling Group Agreement - Servicing Only by and among American General Equity Services Corporation, American General Life Insurance Company, Selling Group Member and Associated Agency. (21)

(d)   Contracts.

      (1) Form of Group Flexible Premium Variable Life Insurance Policy - Non-Participating, Form No. 11GVULD997. (2)

      (2) Form of Group Flexible Premium Variable Life Insurance Certificate, Form No. 16GVULD997. (2)

      (3) Specimen Form of Merger Endorsement for owners and participants residing in Delaware. (21)

(e)   Applications.

      (1) Form of Application for Group Flexible Premium Variable Life Insurance Policy, Form No. 14COLI400. (21)

      (2) Form of Supplemental Application for Life Insurance, Form No. 14GVSUP997. (25)

      (3)   Form of Subaccount Transfer Request Form. (25)

      (4)   Form of Premium Allocation Form. (25)

      (5)   Form of Loan/Surrender Request Form. (25)

      (6)   Form of Dollar Cost Averaging Request Form. (25)

      (7)   Form of Change Request form. (5)

      (8)   Form of Reallocation and Rebalancing Request Form. (25)

      (9)   Form of Automatic Rebalancing Request. (25)

(f)   Depositor's Certificate of Incorporation and By-Laws.

      (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (15)

      (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995.
            (16)

      (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (17)

(g)   Reinsurance Contracts.

      (1) Reinsurance Agreement between AIG Life & Swiss Re Life & Health America Inc. (21)

      (2) Form of Letter to Reinsurers regarding the Merger of American General Life Insurance Company of Delaware. (21)

      (3) Automatic and Facultative Reinsurance Agreement between American General Life Insurance Company and Generali USA Life Reinsurance Company. (24)

(h)   Participation Agreements.

      (1)(a) Form of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIG Life Insurance Company and AIG Equity Sales Corp. (12)

      (1)(b) Form of Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, AIG Life Insurance Company and AIG Equity Sales Corp., effective
                   April 30, 2010. (12)

      (1)(c) Administrative Services Agreement between AIG Life Insurance Company and AI M Advisors, Inc. (12)

      (2)(a) Form of Participation Agreement among Alliance Variable Products Series Fund, Inc., Alliance Fund Distributors, Inc. and AIG Life Insurance Company dated May 1, 1995. (5)

      (2)(b) Form of Amendment to Participation Agreement among Alliance Variable Products Series Fund, Inc. and AIG Life Insurance Company dated July 30, 1999. (5)

      (2)(c) Form of Agreement between Alliance Capital Management, L.P. and AIG Life Insurance Company. (21)

      (3)(a) Form of Shareholder Services Agreement by and between American Century Investment Services, Inc. and AIG Life Insurance Company. (6)

      (3)(b) Form of Amendment No. 1 to Shareholder Services Agreement by and between American Century Investment Services, Inc. and AIG Life Insurance Company, effective January 1, 2001. (6)

      (4)(a) Form of Amended and Restated Fund Participation Agreement among BlackRock Variable Series Funds, Inc., American General Life Insurance Company and American General Life Insurance Company of Delaware. (21)

      (4)(b) Form of Amended and Restated Administrative Services Agreement between BlackRock Advisors, LLC, American General Life Insurance Company and American General Life Insurance Company of Delaware. (21)

      (5)(a) Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company of Delaware dated April 27, 2012. (21)

      (5)(b) Form of Amended and Restated Service Contract among Fidelity Variable Insurance Products Funds, American General Life Insurance Company, American General Life Insurance Company of Delaware and The United States Life Insurance Company in the City of New York effective May 1, 2012. (21)

      (6)(a) Form of Participation Agreement by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and AIG Life Insurance Company. (6)

      (6)(b) Form of Amendment to Participation Agreement by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and AIG Life Insurance Company, effective May 1, 2001. (6)

      (6)(c) Form of Amendment to Participation Agreement by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and AIG Life Insurance Company, effective May 3, 2004. (7)

      (6)(d) Form of Amendment No. 3 to Participation Agreement as of March 31, 2006 by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and AIG Life Insurance Company. (8)

      (6)(e) Form of Amendment No. 5 to Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust Franklin/Templeton Distributors, Inc., AIG Life Insurance Company and American General Equity Services Corporation, dated as of March 1, 2009. (10)

      (6)(f) Form of Amendment No. 6 to Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) and American General Equity Services Corporation. (21)

      (6)(g) Form of Amendment No. 7 to Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American General Life Insurance Company (successor to American General Life Insurance Company of Delaware) and SunAmerica Capital Services, Inc. (Filed herewith)

      (6)(h) Form of Amended and Restated Administrative Services Agreement by and between Franklin Templeton Services, LLC and AIG Life Insurance Company. (10)

      (6)(i) Form of Amendment No. 1 to Amended and Restated Administrative Services Agreement between Franklin Templeton Services, LLC and American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company). (21)

      (7)(a) Form of Participation Agreement by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and AIG Life Insurance Company. (10)

      (8)(a) Fund Participation Agreement by and among American General Life Insurance Company and JPMorgan Insurance Trust effective as of April 24, 2009. (21)

      (8)(b) Form of Amendment No. 1 to Fund Participation Agreement by and among American General Life Insurance Company and JPMorgan Insurance Trust effective January 1, 2013. (21)

      (9)(a) Form of Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd, LLP and AIG Life Insurance Company. (4)

      (9)(b) Form of Amendment to Participation Agreement among The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.), Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd,
                   LLP) and AIG Life Insurance Company, dated October 1, 2001.
                   (5)

      (9)(c) Letter Agreement between American General Life Insurance Company of Delaware, Morgan Stanley Investment Management, Inc. (formerly Morgan Stanley Dean Witter Investment Management Inc.) and Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LLP). (21)

      (10)(a) Form of Fund Participation Agreement by and among Neuberger & Berman Advisers Management Trust, Advisers Managers Trust, Neuberger & Berman Management Incorporated and AIG Life Insurance Company. (7)

      (10)(b) Form of Amendment to Fund Participation Agreement by and among Neuberger & Berman Advisers Management Trust, Advisers Managers Trust, Neuberger & Berman Management Incorporated and AIG Life Insurance Company. (7)

      (11)(a) Form of Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC and AIG Life Insurance Company. (6)

      (11)(b) Form of Novation of and Amendment to Participation Agreement by and among Allianz Global Investors Distributors LLC,
                   PIMCO Investments LLC, PIMCO Variable Insurance Trust, The United States Life Insurance Company in the City of New
                   York, as successor to American International Life Assurance Company of New York, American General Life Insurance Company and American General Life Insurance Company of Delaware. (20)

      (11)(c) Form of PIMCO Variable Insurance Trust Services Agreement between PIMCO Variable Insurance Trust and American General Life Insurance Company of Delaware. (21)

      (11)(d) Form of Services Agreement between Pacific Investment Management Company and American General Life Insurance Company of Delaware. (21)

      (12)(a) Form of Participation Agreement by and between VALIC Company I, The Variable Annuity Life Insurance Company and AIG Life Insurance Company. (5)

      (12)(b) Form of Amendment No. 1 to Participation Agreement by and between VALIC Company I, The Variable Annuity Life Insurance Company and AIG Life Insurance Company. (5)

      (13)(a) Form of Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (23)

      (13)(b) Form of Seventh Amendment to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (24)

      (14)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and AIG Life Insurance Company. (12)

      (15)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AllianceBernstein and AIG Life Insurance Company. (9)

      (16)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and AIG Life Insurance Company. (9)

      (17)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and AIG Life Insurance Company. (9)

      (18)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and AIG Life Insurance Company (9)

      (18)(b) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company).
                   (21)

      (19)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Goldman Sachs and AIG Life Insurance Company. (9)

      (20)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between JPMorgan Insurance Trust and AIG Life Insurance Company. (11)

      (21)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Merrill Lynch (BlackRock) and AIG Life Insurance Company. (9)

      (22)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and AIG Life Insurance Company. (9)

      (23)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and AIG Life Insurance Company. (9)

      (24)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between UIF Morgan Stanley and AIG Life Insurance Company. (9)

      (25)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC and AIG Life Insurance Company. (9)

      (26)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and AIG Life Insurance Company. (9)

      (27)(a) Form of Consents to Assignment of Fund Participation and other Agreements. (21)

      (28)(a) Form of Consent to Assignment of Fund Participation and other Agreements with regard to the change in distributor for the products to AIG Capital Services, Inc. (24)

(i)   Administrative Contracts.

      (1) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company.
            (18)

      (2) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (18)

      (3) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (18)

      (4) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (18)

      (5) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (18)

      (6) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (18)

      (7) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective May 1, 2004. (14)

(j)   Other Material Contracts.

      (1) General Guarantee Agreement from National Union Fire Insurance Company of Pittsburgh, Pa. on behalf of AIG Life Insurance Company.
            (21)

      (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (21)

      (3) Notice of Termination of AIG Support Agreement between American General Life Insurance Company of Delaware and American International Group, Inc., including a copy of the agreement attached to such Notice as Exhibit I. (21)

      (4) Amended and Restated Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company. (24)

      (5)   Specimen form of Agreement and Plan of Merger. (21)

(k)  Legal Opinions.

     (1)   Opinion of Counsel and Consent of Depositor. (21)

(l)   Actuarial Opinions. Not applicable.

(m)   Calculation. None

(n)   Other Opinions.

      (1)   Consents. (Filed herewith)

(o)   Omitted Financial Statements. None

(p)   Initial Capital Agreements. None

(q)   Redeemability Exemption.

      (1) Description of American General Life Insurance Company 's Issuance, Transfer and Redemption Procedures for Executive Advantage Variable Universal Life Insurance Policies Pursuant to Rule
            6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2013. (25)

(r)   Powers of Attorney.

      (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of National Union Fire Insurance Company of Pittsburgh, Pa. (Filed herewith)

      (2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American General Life Insurance Company. (24)
-----------------------------------------------
(1) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 033-90684) of Variable Account II of AIG Life Insurance Company filed on October 27, 1998.

(2) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on March 13, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on February 7, 2003.

(4) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on December 28, 2001.

(5) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on April 25, 2003.

(6) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on June 16, 2003.

(7) Incorporated by reference to Post-Effective Amendment No. 13 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 2, 2005.

(8) Incorporated by reference to Post-Effective Amendment No. 17 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2006.

(9) Incorporated by reference to Post-Effective Amendment No. 20 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2007.

(10) Incorporated by reference to Post-Effective Amendment No. 22 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2009.

(11) Incorporated by reference to Post-Effective Amendment No. 23 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of American General Life Insurance Company of Delaware (f/k/a AIG Life Insurance Company) filed on May 3, 2010.

(12) Incorporated by reference to Post-Effective Amendment No. 26 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of American General Life Insurance Company of Delaware (f/k/a AIG Life Insurance Company) filed on May 2, 2011.

(13)  N/A

(14) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(15) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(16) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(17) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

(18) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(19) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2011.

(20) Incorporated by reference to Post-Effective Amendment No. 27 to Form N-6 Registration Statement (File No. 333-34199 of American General Life Insurance Company Separate Account VL-R filed on April 30, 2012.

(21) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-185761) of American General Life Insurance Company Separate Account II filed on December 31, 2012.

(22) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2013.

(23) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(24) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2014.

(25) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-185761) of American General Life Insurance Company Separate Account II filed on April 30, 2013.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES POSITIONS AND OFFICES HELD WITH DEPOSITOR

Jay S. Wintrob (2)        Director, Chairman, President and Chief Executive Officer
Thomas J. Diemer          Director, Senior Vice President and Chief Risk Officer
Jeffrey M. Farber (5)     Director
Mary Jane B. Fortin       Director, Executive Vice President, Chief Financial Officer
Deborah A. Gero (2)       Director, Senior Vice President and Chief Investment Officer
Jana W. Greer (3)         Director and President, Individual Retirement
Stephen A. Maginn (3)     Director and Senior Vice President and Chief Distribution Officer
James A. Mallon           Director and President, Life and Accident & Health
Jonathan J. Novak (2)     Director and President, Institutional Markets
Curtis W. Olson (1)       Director and President, Group Benefits
Robert J. Scheinerman     Executive Vice President
Randall W. Epright        Senior Vice President and Chief Information Officer
Michael P. Harwood        Senior Vice President and Chief Actuary and Corporate Illustration Actuary
Kyle L. Jennings          Senior Vice President and Chief Compliance Officer
Christine A. Nixon (2)    Senior Vice President and Chief Legal Officer
Sai Raman (6)             Senior Vice President, Institutional Markets
Tim W. Still              Senior Vice President and Chief Operations Officer
Stephen J. Stone (2)      Senior Vice President, Market Risk Management
Jesus C. Zaragoza         Senior Vice President and Deputy Chief Financial Officer
Steven D. Anderson        Vice President and Controller
Marla S. Campagna (7)     Vice President
Jim A. Coppedge           Vice President and Assistant Secretary
Julie Cotton Hearne       Vice President and Secretary
John B. Deremo            Vice President, Distribution
William T. Devanney, Jr.  Vice President and Tax Officer
Gavin D. Friedman (2)     Vice President and Litigation Officer
Manda Ghaferi (2)         Vice President
Leo W. Grace              Vice President, Product Filing
Tracey E. Harris          Vice President, Product Filing
Keith C. Honig (7)        Vice President
David S. Jorgensen        Vice President
Frank Kophamel            Vice President and Appointed Actuary
Stuart P. Polakov (3)     Vice President
Mallary L. Reznik (2)     Vice President and Assistant Secretary
T. Clay Spires            Vice President and Tax Officer
Michael E. Treske         Vice President, Distribution
Douglas S. Tymins (7)     Vice President
William C. Wolfe          Vice President and Treasurer
Melissa H. Cozart         Privacy Officer
Craig M. Long             Anti-Money Laundering and Office of Foreign Asset Control Officer
David J. Kumatz (4)       Assistant Secretary
Virginia N. Puzon (2)     Assistant Secretary
Cris Thomas               Assistant Secretary
Larry E. Blews            38a-1 Compliance Officer
Timothy Donovan           Illustration Actuary

   (1)   3600 Route 66, Neptune, NJ 07753

   (2)   1 SunAmerica Center, 1999 Avenue of the Stars, Los Angeles, CA 90067
   (3)   21650 Oxnard Street, Woodland Hills, CA 91367
   (4)   2000 American General Way, Brentwood, TN 3702
   (5)   175 Water Street, New York, NY 10038
   (6)   50 Danbury Road, Wilton, CT
   (7)   777 S. Figueroa St, Los Angeles, CA

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-14-001096, filed
February 20, 2014. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, AIG Capital Services, Inc., also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY
Variable Separate Account
Variable Annuity Account One
Variable Annuity Account Two
Variable Annuity Account Four
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
Separate Account A
Separate Account D
Separate Account I
Separate Account VA-1
Separate Account VA-2
Separate Account VL-R
Separate Account VUL
Separate Account VUL-2
AG Separate Account A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
FS Variable Separate Account
FS Variable Annuity Account One
FS Variable Annuity Account Two
FS Variable Annuity Account Five
Separate Account USL VA-R
Separate Account USL VL-R
Separate Account USL A
Separate Account USL B

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
Separate Account A

(b) Management. The following information is provided for each director and officer of the principal underwriter.

   NAME AND PRINCIPAL           POSITION AND OFFICES WITH UNDERWRITER
   BUSINESS ADDRESS             AIG CAPITAL SERVICES, INC.

   Peter A. Harbeck(1)          Director
   James A. Nichols(1)          Director President and Chief Executive Officer,
   Stephen Maginn(3)            Director and Senior Vice President

Rebecca
Snider(1)             Chief Compliance Officer
Frank Curran(1)       Vice President, Controller, Financial Operations Principal, Chief Financial Officer and
                      Treasurer
Michel E. Treske(3)   Chief Distribution Officer, Mutual Funds and Variable Annuities
Kurt Bernlohr(4)      Distribution Officer, Group Retirement
William Devanney(5)   Vice President, Tax Officer
Mallary Reznik(2)     Vice President
John T. Genoy(1)      Vice President
Christine A. Nixon(2) Secretary

   (1)   Harborside Financial Plaza, 3200 Plaza 5, Jersey City, MJ 07311
   (2)   1 SunAmerica Center, 1999 Avenue of the Stars, Los Angeles, CA 90067
   (3)   21650 Oxnard Street, Woodland Hills, CA 91367
   (4)   2919 Allen Parkway, Houston, TX 77019
   (5)   2727A Allen Parkway, Houston, TX 77019

(c) Compensation From the Registrant.

                                         COMPENSATION
                            NET          ON EVENTS
                            UNDERWRITING OCCASIONING
                            DISCOUNTS    THE DEDUCTION
NAME OF PRINCIPAL           AND          OF A DEFERRED BROKERAGE   OTHER
UNDERWRITER                 COMMISSIONS  SALES LOAD    COMMISSIONS COMPENSATION
AIG Capital Services, Inc..      0             0            0           0

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at 2929 Allen Parkway - A35-50, Houston, Texas 77019.

ITEM 32. MANAGEMENT SERVICES     Inapplicable

ITEM 33. FEE REPRESENTATION

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

(A)   National Union Guarantee

During any time there are insurance obligations outstanding and covered by the guarantee issued by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union Guarantee Period"), filed as an exhibit to this Registration Statement (the "National Union Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the National Union Guarantee promptly after the happening of significant events related to the National Union Guarantee.

These significant events include: (i) termination of the National Union Guarantee that has a material adverse effect on the policy owner's rights under the National Union Guarantee; (ii) a default under the National Union Guarantee that has a material adverse effect on the policy owner's rights under the National Union Guarantee; or (iii) the insolvency of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union").

Depositor hereby undertakes during the National Union Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of National Union in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of National Union regarding such financial statements.

During the National Union Guarantee Period, the Depositor hereby undertakes to include in the prospectuses to policy owners, an offer to supply the annual audited statutory financial statements of National Union, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the National Union Guarantee was terminated for prospectively issued Policies. The National Union Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The National Union Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

Effective December 31, 2012, American General Life Insurance Company of Delaware, an affiliate of American General Life Insurance Company, merged with and into American General Life Insurance Company. Texas law provides for the continuation of guarantees for policies and other contracts and certificates issued prior to a merger. Therefore, the National Union Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Separate Account II of American General Life Insurance Company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 28th day of April, 2014.


                                    SEPARATE ACCOUNT II OF AMERICAN GENERAL LIFE
                                    INSURANCE COMPANY (Registrant)

                               BY:  AMERICAN GENERAL LIFE INSURANCE COMPANY
                                    (On behalf of the Registrant and itself)

                               BY:  MARY JANE B. FORTIN
                                    --------------------------------------------
                                    MARY JANE B. FORTIN
                                    EXECUTIVE VICE PRESIDENT
                                      AND CHIEF FINANCIAL OFFICER

                                    AGL - 1

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

SIGNATURE                              TITLE                    DATE
---------                              -----                    ----

*JAY S. WINTROB         Director, Chairman, President and
--------------------    Chief Executive Officer
JAY S. WINTROB                                                  April 28, 2014

*THOMAS J. DIEMER       Director, Senior Vice President and
--------------------    Chief Risk Officer
THOMAS J. DIEMER                                                April 28, 2014

*JEFFREY M. FARBER      Director
--------------------
JEFFREY M. FARBER                                               April 28, 2014

MARY JANE B. FORTIN     Director, Executive Vice President
--------------------    and Chief Financial Officer
*MARY JANE B. FORTIN                                            April 28, 2014

*DEBORAH A. GERO        Director, Senior Vice President and
--------------------    Chief Investment Officer
DEBORAH A. GERO                                                 April 28, 2014

*JANA W. GREER          Director and President - Individual
--------------------    Retirement
JANA W. GREER                                                   April 28, 2014

*STEPHEN A. MAGINN      Director, Senior Vice President and
--------------------    Chief Distribution Officer
STEPHEN A. MAGINN                                               April 28, 2014

*JAMES A. MALLON        Director and President - Life and
--------------------    Accident & Health
JAMES A. MALLON                                                 April 28, 2014

*JONATHAN J. NOVAK      Director and President -
--------------------    Institutional Markets
JONATHAN J. NOVAK                                               April 28, 2014

*CURTIS W. OLSON        Director and President - Group
--------------------    Benefits
CURTIS W. OLSON                                                 April 28, 2014

*STEVEN D. ANDERSON     Vice President and Controller
--------------------
STEVEN D. ANDERSON                                              April 28, 2014

JENNIFER POWELL         Attorney-In-Fact
--------------------
*JENNIFER POWELL                                                April 28, 2014

                                    AGL - 2

                                                                     333-185761
                                                                      811-04867

                                  SIGNATURES

     National Union Fire Insurance Company of Pittsburgh, Pa. has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28th day of April 2014.

                                    NATIONAL UNION FIRE INSURANCE
                                    COMPANY OF PITTSBURGH, PA.

                               BY:  PAUL W. KARR
                                    --------------------------
                                    PAUL W. KARR
                                    STATUTORY CONTROLLER
                                      AND VICE PRESIDENT

     This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                             Title                      Date
---------                             -----                      ----

*RICHARD HOSKINS                      Director                   April 28, 2014
---------------------
RICHARD HOSKINS

*ALEXANDER R. BAUGH                   Director                   April 28, 2014
---------------------
ALEXANDER R. BAUGH

*JAMES BRACKEN                        Director                   April 28, 2014
---------------------
JAMES BRACKEN

*JOHN Q. DOYLE                        Director                   April 28, 2014
---------------------
JOHN Q. DOYLE

*PETER D. HANCOCK                     Director                   April 28, 2014
---------------------
PETER D. HANCOCK

*KEVIN T. HOGAN                       Director                   April 28, 2014
---------------------
KEVIN T. HOGAN

---------------------                 Director                   April   , 2014
RALPH W. MUCERINO

*SID SANKARAN                         Director                   April 28, 2014
---------------------
SID SANKARAN

*ROBERT S.H. SCHIMEK                  Director, President and    April 28, 2014
---------------------                 Chief Executive Officer
ROBERT S.H. SCHIMEK

---------------------                 Director                   April   , 2014
MARK T. WILLIS

*JOSEPH COOK                          Senior Vice President and  April 28, 2014
---------------------                 Chief Financial Officer
JOSEPH COOK

* BY:  PAUL W. KARR
       -------------------------------
       PAUL W. KARR
       ATTORNEY-IN-FACT
       (Exhibit (r)(1) to the Registration Statement)

                                 EXHIBIT INDEX

ITEM 26. EXHIBITS

      (h)(6)(g)        Form of Amendment No. 7 to Participation Agreement by and between Franklin
                       Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc.,
                       American General Life Insurance Company (successor to American General Life
                       Insurance Company of Delaware) and SunAmerica Capital Services, Inc.

      (n)(1)           Consents.

      (r)(1)           Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of National Union Fire Insurance
                       Company of Pittsburgh, Pa.

                                      E-1